                                                                    Exhibit 10.1

================================================================================

                                  $356,000,000

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      among

                                THE PANTRY, INC.
                                  as Borrower,

                                       and

                    THE DOMESTIC SUBSIDIARIES OF THE BORROWER
                        FROM TIME TO TIME PARTIES HERETO,
                                 as Guarantors,

                           THE LENDERS PARTIES HERETO

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                             as Administrative Agent

                                       and

                             WELLS FARGO BANK, N.A.,
                              as Syndication Agent

                           Dated as of April 14, 2003

                           WACHOVIA SECURITIES, INC.,
                    as Co-Lead Arranger and Sole Book Runner

                                       and

                             WELLS FARGO BANK, N.A.,
                               as Co-Lead Arranger

================================================================================

                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
ARTICLE I  DEFINITIONS..............................................................................1
   Section 1.1    Defined Terms.....................................................................1
   Section 1.2    Other Definitional Provisions....................................................28
   Section 1.3    Accounting Terms.................................................................28
   Section 1.4    Time References..................................................................28
ARTICLE II  THE LOANS; AMOUNT AND TERMS............................................................29
   Section 2.1    Revolving Loans..................................................................29
   Section 2.2    First Lien Term Loan Facility....................................................31
   Section 2.3    Second Lien Term Loan Facility...................................................32
   Section 2.4    Letter of Credit Subfacility.....................................................33
   Section 2.5    Swingline Loan Subfacility.......................................................36
   Section 2.6    Fees.............................................................................38
   Section 2.7    Commitment Reductions............................................................39
   Section 2.8    Prepayments......................................................................39
   Section 2.9    Minimum Borrowing Amounts and Principal Amount of Tranches; Lending Offices......42
   Section 2.10   Default Rate and Payment Dates...................................................43
   Section 2.11   Conversion Options...............................................................43
   Section 2.12   Computation of Interest and Fees.................................................44
   Section 2.13   Pro Rata Treatment and Payments..................................................44
   Section 2.14   Non-Receipt of Funds by the Administrative Agent.................................46
   Section 2.15   Inability to Determine Interest Rate.............................................47
   Section 2.16   Illegality.......................................................................47
   Section 2.17   Requirements of Law..............................................................48
   Section 2.18   Indemnity........................................................................49
   Section 2.19   Taxes............................................................................50
   Section 2.20   Indemnification; Nature of Issuing Lender's Duties...............................52
ARTICLE III  REPRESENTATIONS AND WARRANTIES........................................................53
   Section 3.1    Organization; Qualification; Good Standing; Subsidiaries; Etc....................53
   Section 3.2    Authorization of Borrowing, Etc..................................................54
   Section 3.3    Financial Condition..............................................................55
   Section 3.4    No Material Adverse Change; No Restricted Junior Payments........................56
   Section 3.5    Title to Properties; Collateral Locations........................................56
   Section 3.6    Litigation; Adverse Facts........................................................56
   Section 3.7    Financial Condition..............................................................57
   Section 3.8    Contractual Obligations; Restrictive Agreements; Material Contracts..............57
   Section 3.9    Governmental Regulation..........................................................57
   Section 3.10   Securities Activities............................................................58
   Section 3.11   Employee Benefit Plans...........................................................58
   Section 3.12   Broker's Fees....................................................................59
   Section 3.13   Environmental Protection.........................................................59
   Section 3.14   Employee Matters.................................................................60
   Section 3.15   Solvency.........................................................................60

   Section 3.16   Matters Relating to Collateral...................................................60
   Section 3.17   Related Agreements...............................................................61
   Section 3.18   Disclosure.......................................................................61
   Section 3.19   Permits..........................................................................62
   Section 3.20   Indebtedness.....................................................................62
   Section 3.21   Intellectual Property............................................................62
   Section 3.22   Investments......................................................................62
   Section 3.23   Tax Shelter Regulations..........................................................63
ARTICLE IV  CONDITIONS PRECEDENT...................................................................63
   Section 4.1    Conditions to Closing Date and Initial Loans.....................................63
   Section 4.2    Conditions to All Extensions of Credit...........................................66
ARTICLE V  AFFIRMATIVE COVENANTS...................................................................67
   Section 5.1    Financial Statements and Other Reports...........................................67
   Section 5.2    Corporate Existence, Etc.........................................................73
   Section 5.3    Payment of Taxes, Claims and Other Obligations; Tax Consolidation................73
   Section 5.4    Maintenance of Properties; Insurance.............................................73
   Section 5.5    Books and Records; Inspection Rights; Lender Meeting.............................74
   Section 5.6    Compliance with Laws, Etc........................................................75
   Section 5.7    Environmental Review and Investigation, Disclosure, Etc..........................75
   Section 5.8    Hazardous Materials Activities; Environmental Claims/Violations..................77
   Section 5.9    Additional Guarantors............................................................78
   Section 5.10   Pledged Assets...................................................................78
   Section 5.11   Matters Relating to Additional Real Property Collateral..........................79
   Section 5.12   Interest Rate Protection.........................................................81
   Section 5.13   Use of Proceeds..................................................................81
   Section 5.14   Post-Closing Covenants...........................................................81
   Section 5.15   Further Assurances...............................................................82
ARTICLE VI  NEGATIVE COVENANTS.....................................................................82
   Section 6.1    Indebtedness.....................................................................82
   Section 6.2    Liens and Related Matters........................................................83
   Section 6.3    Investments; Joint Ventures......................................................85
   Section 6.4    Contingent Obligations...........................................................86
   Section 6.5    Restricted Junior Payments.......................................................87
   Section 6.6    Financial Covenants..............................................................87
   Section 6.7    Restriction on Fundamental Changes, Asset Sales and Acquisitions.................88
   Section 6.8    Sales and Lease-Backs............................................................90
   Section 6.9    Sale or Discount of Receivables..................................................91
   Section 6.10   Transactions with Shareholders and Affiliates....................................91
   Section 6.11   Disposal of Subsidiary Capital Stock; Formation of New Subsidiaries..............91
   Section 6.12   Conduct of Business..............................................................92
   Section 6.13   Restrictions on Certain Amendments; Senior Debt Status...........................92
   Section 6.14   Fiscal Year......................................................................93
   Section 6.15   Management Fees..................................................................93
   Section 6.16   Letters of Credit................................................................93
ARTICLE VII  EVENTS OF DEFAULT.....................................................................93
   Section 7.1    Events of Default................................................................93

   Section 7.2    Acceleration; Remedies...........................................................96
ARTICLE VIII  THE AGENT............................................................................97
   Section 8.1    Appointment......................................................................97
   Section 8.2    Delegation of Duties.............................................................97
   Section 8.3    Exculpatory Provisions...........................................................97
   Section 8.4    Reliance by Administrative Agent.................................................98
   Section 8.5    Notice of Default................................................................98
   Section 8.6    Non-Reliance on Administrative Agent and Other Lenders...........................99
   Section 8.7    Indemnification..................................................................99
   Section 8.8    Administrative Agent in Its Individual Capacity.................................100
   Section 8.9    Successor Administrative Agent..................................................100
   Section 8.10   Nature of Duties................................................................100
ARTICLE IX  MISCELLANEOUS.........................................................................101
   Section 9.1    Amendments, Waivers and Release of Collateral...................................101
   Section 9.2    Notices.........................................................................103
   Section 9.3    No Waiver; Cumulative Remedies..................................................104
   Section 9.4    Survival of Representations and Warranties......................................104
   Section 9.5    Payment of Expenses and Taxes...................................................104
   Section 9.6    Successors and Assigns; Participations; Purchasing Lenders......................105
   Section 9.7    Adjustments; Set-off............................................................108
   Section 9.8    Table of Contents and Section Headings..........................................109
   Section 9.9    Counterparts....................................................................109
   Section 9.10   Effectiveness...................................................................109
   Section 9.11   Severability....................................................................109
   Section 9.12   Integration.....................................................................110
   Section 9.13   Governing Law...................................................................110
   Section 9.14   Consent to Jurisdiction and Service of Process..................................110
   Section 9.15   Confidentiality.................................................................110
   Section 9.16   Acknowledgments.................................................................111
   Section 9.17   Waivers of Jury Trial...........................................................112
ARTICLE X  GUARANTY...............................................................................112
   Section 10.1   The Guaranty....................................................................112
   Section 10.2   Bankruptcy......................................................................112
   Section 10.3   Nature of Liability.............................................................113
   Section 10.4   Independent Obligation..........................................................113
   Section 10.5   Authorization...................................................................113
   Section 10.6   Reliance........................................................................114
   Section 10.7   Waiver..........................................................................114
   Section 10.8   Limitation on Enforcement.......................................................115
   Section 10.9   Confirmation of Payment.........................................................115
   Section 10.10  Release of Guarantor............................................................115

Schedules

Schedule 1.1-1       Account Designation Letter
Schedule 1.1-2       Form of Mortgage
Schedule 1.1-3       Material Contracts
Schedule 1.1-4       Existing Letters of Credit
Schedule 2.1(a)      Schedule of Lenders and Commitments
Schedule 2.1(b)(i)   Form of Notice of Borrowing
Schedule 2.1(e)      Form of Revolving Note
Schedule 2.2(d)      Form of First Lien Term Note
Schedule 2.3(d)      Form of Second Lien Term Note
Schedule 2.5(d)      Form of Swingline Note
Schedule 2.8(a)      Form of Notice of Prepayment
Schedule 2.11        Form of Notice of Conversion/Extension
Schedule 2.19        Section 2.19 Certificate
Schedule 3.1-1       Jurisdictions of Incorporation/Organization
Schedule 3.1-2       Subsidiaries; Capital Structure
Schedule 3.2(b)      Conflicts with Contractual Obligations; Consents
Schedule 3.5         Real Properties
Schedule 3.7         Tax Assessments
Schedule 3.11        ERISA
Schedule 3.13        Environmental Matters
Schedule 3.17        Related Agreements
Schedule 3.21        Intellectual Property
Schedule 4.1-1       Form of Secretary's Certificate
Schedule 4.1-2       Mortgaged Properties
Schedule 4.1-3       Form of Solvency Certificate
Schedule 5.9         Form of Joinder Agreement
Schedule 6.1         Indebtedness
Schedule 6.2         Liens
Schedule 6.3         Investments
Schedule 6.4         Contingent Obligations
Schedule 6.8-1       Existing Sale and Lease-Back Transactions
Schedule 6.8-2       Permitted Sale and Lease-Back Properties
Schedule 9.2         Schedule of Lenders' Lending Offices
Schedule 9.6(c)      Form of Commitment Transfer Supplement

     AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 14, 2003, among THE PANTRY, INC., a Delaware corporation, (the "Borrower"), those Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto and such other Domestic Subsidiaries of the Borrower as may from time to time become a party hereto (individually a "Guarantor" and collectively the "Guarantors"), the several banks and other financial institutions as may from time to time become parties to this Credit Agreement (individually a "Lender" and collectively the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower has requested that the Lenders make loans and other financial accommodations to the Borrower in the amount of $356,000,000, as more particularly described herein;

     WHEREAS, the loans and other financial accommodations provided hereunder will be used, in part, to refinance the loans and other amounts outstanding under the Existing Credit Agreement (as defined below); and

     WHEREAS, the Lenders have agreed to make such loans and other financial accommodations to the Borrower on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1 Defined Terms.

     As used in this Credit Agreement, terms defined in the preamble to this Credit Agreement have the meanings therein indicated, and the following terms have the following meanings:

     "Account Designation Letter" shall mean the Notice of Account Designation Letter dated the Closing Date from the Borrower to the Administrative Agent substantially in the form attached hereto as Schedule 1.1-1.

     "Additional Credit Party" shall mean each Person that becomes a Guarantor by execution of a Joinder Agreement in accordance with Section 5.9.

     "Additional Mortgage" shall have the meaning set forth in Section 5.11(a).

     "Additional Mortgage Policy" shall have the meaning set forth in Section 5.11(a).

     "Additional Mortgaged Property" shall have the meaning set forth in Section 5.11(a).

     "Administrative Agent" shall have the meaning set forth in the first paragraph of this Credit Agreement and any successors in such capacity.

     "Affiliate" shall mean as to any Person, any other Person (excluding any Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall be deemed an Affiliate of the Borrower solely by reason of the relationship created by the Credit Documents.

     "Affiliate Agreements" shall mean, collectively, all employment agreements, consulting agreements, and any other agreements, documents or arrangements between any Credit Party and any of its Affiliates, executive officers, directors, shareholders or any Affiliates of any such officers, directors or shareholders.

     "Agreement" or "Credit Agreement" shall mean this Amended and Restated Credit Agreement, as amended, modified or supplemented from time to time in accordance with its terms.

     "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof:
"Prime Rate" shall mean, at any time, the rate of interest per annum publicly announced from time to time by Wachovia at its principal office in Charlotte, North Carolina as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Wachovia as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base

Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the opening of business on the date of such change.

     "Alternate Base Rate Loans" shall mean Loans that bear interest at an interest rate based on the Alternate Base Rate.

     "Applicable Margin" shall mean, for any day, the rate per annum which for
(a) Revolving Loans and First Lien Term Loans which are Alternate Base Rate Loans shall be 3.00%, (b) Revolving Loans and First Lien Term Loans which are LIBOR Rate Loans shall be 4.25%, (c) Second Lien Term Loans which are Alternate Base Rate Loans shall be 5.25%, (d) Second Lien Term Loans which are LIBOR Rate Loans shall be 6.50%, (e) the Letter of Credit Fee shall be 4.25%, and (f) the Commitment Fee shall be 1.00%.

     "Asset Disposition" shall mean the disposition of any or all of the assets (including, without limitation, the Capital Stock of a Subsidiary or any ownership interest in a joint venture) of the Borrower or any of its Subsidiaries whether by sale, lease, transfer or otherwise. The term "Asset Disposition" shall not include (a) the sale, lease or transfer of assets permitted by Sections 6.7(a), (c) and (f) hereof, (b) any Recovery Event or (c) any Equity Issuance.

     "Bankruptcy Code" shall mean the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

     "Borrower" shall have the meaning set forth in the first paragraph of this Credit Agreement.

     "Borrowing Date" shall mean, in respect of any Loan, the date such Loan is made.

     "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close; provided, however, that when used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term "Business Day" shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

     "Capital Lease" shall mean any lease of property, real, personal or mixed, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

     "Capital Stock" shall mean (a) in the case of a corporation, Capital Stock,
(b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of Capital Stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Carry Forward" shall have the meaning set forth in Section 6.6(d).

     "Cash" shall mean money, currency or a credit balance in a Deposit Account.

     "Cash Equivalents" shall mean (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (b) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (ii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (e) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (f) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's and (g) money market mutual funds (i) that invest substantially all of their assets in investments of the types referenced in clauses (a) - (f) and (ii) having the highest rating available from S&P or Moody's.

     "Certificate of Designations" shall mean the provisions of the Borrower's Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof relating to the Preferred Stock, in the form delivered to the Administrative Agent and the Lenders prior to the Closing Date and as such provisions may be amended from time to time thereafter to the extent permitted under Section 6.13.

     "Closing Date" shall mean the date of this Credit Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" shall mean a collective reference to the collateral which is identified in, and at any time will be covered by, the Security Documents.

     "Collateral Account" shall have the meaning set forth in the Collateral Account Agreement.

     "Collateral Account Agreement" shall mean the Collateral Account Agreement executed and delivered by the Borrower and the Administrative Agent on the Closing Date, as such

Collateral Account Agreement may be amended, modified, supplemented or restated from time to time.

     "Commitment" shall mean the Revolving Commitment, the LOC Commitment, the Swingline Commitment, the First Lien Term Loan Commitment and the Second Lien Term Loan Commitment, individually or collectively, as appropriate.

     "Commitment Fee" shall have the meaning set forth in Section 2.6(a).

     "Commitment Percentage" shall mean the Revolving Commitment Percentage, the First Lien Term Loan Commitment Percentage and/or the Second Lien Term Loan Commitment Percentage, as appropriate.

     "Commitment Period" shall mean the period from and including the Closing Date to but not including the Maturity Date.

     "Commitment Transfer Supplement" shall mean a Commitment Transfer Supplement, substantially in the form of Schedule 9.6(c).

     "Confidential Information" shall have the meaning set forth in Section
9.15.

     "Consolidated Capital Expenditures" shall mean, for any period, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including expenditures (other than expenditures made with Capital Stock) made in connection with any Permitted Acquisition and that portion of Capital Leases which is capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries) by the Borrower and its Subsidiaries during such period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of the Borrower and its Subsidiaries net of the amount of any reimbursement payments made to the Borrower or any of its Subsidiaries by any third parties in connection with any such expenditures to the extent that such expenditures have actually been made by the Borrower or its Subsidiaries for such Fiscal Year.

     "Consolidated EBITDA" shall mean, for any period, the sum of (a) Consolidated Net Income for such period, plus (b) an amount which, in the determination of Consolidated Net Income, has been deducted for (i) Consolidated Interest Expense for such period, (ii) total federal, state, local and foreign income, value added and similar taxes for such period, (iii) total depreciation expense for such period, (iv) total amortization expense for such period, including but not limited to goodwill, organization costs and other intangibles and (v) fees and expenses incurred in connection with the closing of this Credit Agreement, plus/minus (c) an amount which, in the determination of Consolidated Net Income, has been deducted (or added as the case may be) for other non-recurring non-cash items decreasing or increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for the Borrower and its Subsidiaries in conformity with GAAP.

     "Consolidated Fixed Charge Coverage Ratio" shall mean, for any consecutive four Fiscal Quarter period, the ratio of (a) Consolidated Pro Forma EBITDA for such period, to (b) the sum of Consolidated Interest Expense for such period plus Scheduled Debt Payments for such period plus cash taxes paid during such period plus Consolidated Capital Expenditures (net of any proceeds of any related financing with respect to such expenditures as permitted under Section 6.1(c)) for such period.

     "Consolidated Net Income" shall mean, for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (a) the income (or loss) of any Person (other than a Subsidiary of the Borrower) in which any other Person (other than the Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or such Person's assets are acquired by the Borrower or any of its Subsidiaries, (c) any after-tax gains or losses attributable to asset sales of any Pension Plan, and (d) (to the extent not included in clauses
(a) through (c) above) any net extraordinary gains or net non-cash extraordinary losses.

     "Consolidated Pro Forma EBITDA" shall mean, for any consecutive four Fiscal Quarter period, without duplication, (a) Consolidated EBITDA for such four Fiscal Quarter period, plus (b) for any business acquired during such four Fiscal Quarter period, (i) EBITDA of such acquired business determined as though such business were acquired as of the first day of such period by the Borrower and its Subsidiaries, plus (ii) the amount of any historical extraordinary or nonrecurring costs or expenses or other verifiable costs or expenses that will not continue after the acquisition date (including without limitation excess owner/management compensation), plus (iii) any reasonable operating expenses to be eliminated that are approved by the Administrative Agent, including, without limitation, allocated general and administrative expenses.

     "Consolidated Pro Forma Leverage Ratio" shall mean, as of any date of determination, the ratio of (a) Consolidated Total Debt as of the last day of the Fiscal Quarter of the Borrower ending immediately prior to such date, net of cash and Cash Equivalents on the balance sheet of the Borrower as of the last day of such Fiscal Quarter in an amount not to exceed $5,000,000, to (b) Consolidated Pro Forma EBITDA for the four consecutive Fiscal Quarter period ending as of the last day of the Fiscal Quarter of the Borrower ending immediately prior to such date of determination.

     "Consolidated Total Debt" shall mean, as of any date of determination, all Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Contingent Obligation" shall mean, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (b) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (c) under Hedge Agreements. Contingent Obligations shall include (i) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, and (ii) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (A) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (B) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses
(A) or (B) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

     "Continuing Directors" shall mean the directors of the Borrower on the Closing Date and each other director, if in each case such other director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors.

     "Contractual Obligation" shall mean, as applied to any Person, any provision of any Capital Stock issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "Copyright Licenses" shall mean any written agreement naming any Credit Party as licensor and granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 3.21.

     "Copyrights" shall mean (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in Schedule 3.21, and (b) all renewals thereof including, without limitation, any thereof referred to in Schedule 3.21.

     "Credit Documents" shall mean this Credit Agreement, each of the Notes, any Joinder Agreement, the Letters of Credit, any Commitment Transfer Supplement, the LOC Documents and the Security Documents and all other agreements, documents, certificates and instruments delivered to the Administrative Agent or any Lender by any Credit Party in connection therewith (other than any agreement, document, certificate or instrument related to a Hedging Agreement).

     "Credit Party" or "Credit Parties" shall mean any of the Borrower or the Guarantors, individually or collectively, as appropriate.

     "Credit Party Obligations" shall mean, without duplication, (a) all of the obligations, indebtedness and liabilities of the Credit Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents including principal, interest, fees, reimbursements and indemnification obligations and other amounts (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (b) all liabilities and obligations, whenever arising, of the Credit Parties to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement permitted pursuant to Section 6.3(h).

     "Debt Issuance" shall mean the incurrence of any Indebtedness for borrowed money by any Credit Party or any of its Subsidiaries (excluding, for purposes hereof, any Equity Issuance or any Indebtedness of the Borrower and its Subsidiaries permitted to be incurred pursuant to Section 6.1 hereof (other than Indebtedness incurred after the Closing Date pursuant to Section 6.1(g)).

     "Default" shall mean any of the events specified in Section 7.1, whether or not any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

     "Defaulting Lender" shall mean, at any time, any Lender that, at such time
(a) has failed to make a Loan required pursuant to the term of this Credit Agreement, including the funding of a Participation Interest in accordance with the terms hereof, (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement, or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

     "Deposit Account" shall mean a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

     "Disqualified Capital Stock" shall mean, with respect to any Person, Capital Stock of such Person as to which (a) the maturity, (b) mandatory redemption or (c) redemption, repurchase, conversion or exchange at the option of the holder thereof occurs, or may occur, on or prior to the date that is six months after the Maturity Date; provided, however, that such Capital Stock that would not otherwise be characterized as Disqualified Capital Stock under this definition shall not constitute Disqualified Capital Stock solely as a result of provisions thereof giving holders thereof the right to require such Person to repurchase or redeem Capital Stock upon the occurrence of a "change of control" occurring prior to the Maturity Date, if (i) such repurchase obligation may not be triggered unless an Event of Default under this Agreement also arises and
(ii) no such repurchase or redemption is permitted to be consummated unless and until all Credit Party Obligations (other than inchoate indemnification and reimbursement obligations) shall have been satisfied in full.

     "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

     "Domestic Lending Office" shall mean, initially, the office of each Lender designated as such Lender's Domestic Lending Office shown on Schedule 9.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which Alternate Base Rate Loans of such Lender are to be made.

     "Domestic Subsidiary" shall mean any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

     "EBITDA" shall mean for any business acquired by the Borrower and its Subsidiaries, "Consolidated EBITDA" as defined herein substituting references to such acquired business for references to "the Borrower and its Subsidiaries" as used in such definition.

     "Employee Benefit Plan" shall mean any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

     "Environmental Claim" shall mean any written investigation, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (b) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or (c) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

     "Environmental Laws" shall mean any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other published requirements of Governmental Authorities relating to (a) environmental matters, including those relating to any Hazardous Materials Activity, (b) the generation, use, storage, transportation or disposal of Hazardous Materials, or (c) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to the Borrower or any of its Subsidiaries or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.(S) 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.(S) 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.(S) 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C.(S) 1251 et seq.), the Clean Air Act (42 U.S.C.(S) 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.(S) 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.(S) 136 et seq.), the Occupational Safety and Health Act (29 U.S.C.(S) 651 et seq.), the Oil Pollution Act (33 U.S.C.(S) 2701 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C.(S) 11001 et seq.), each as amended or supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

     "Equity Issuance" shall mean any issuance by any the Borrower or any of its Subsidiaries to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants (excluding any shares of its Capital Stock pursuant to the exercise of stock options held by officers or employees of the Credit Parties) or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include (i) any Asset Disposition or (ii) any Debt Issuance.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

     "ERISA Affiliate" shall mean, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of
Section 414(b) of the Code of which that Person is a member; (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (c) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above is a member. Any former ERISA Affiliate of the Borrower or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of the Borrower or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Borrower or such Subsidiary and with respect to liabilities arising after such period for which the Borrower or such Subsidiary could be liable under the Code or ERISA.

     "ERISA Event" shall mean (a) a "reportable event" within the meaning of
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (b) the failure to meet the minimum funding standards of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Code) or the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) the distribution of a notice of intent to terminate or the actual termination of an Employee Benefit Plan pursuant to
Section 4041(a)(2) or 4041A of ERISA; (d) the withdrawal by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA;
(e) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which constitutes grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of liability on the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (g) the withdrawal of the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or it is insolvent pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (h) the occurrence of an act or omission which could give rise to the imposition on the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409,
Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (i) the assertion of a material claim (other than routine claims for benefits or for a qualified domestic relations order) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (j) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; (k) the imposition of a Lien pursuant to
Section 401(a)(29) or 412(n) of the Code or pursuant to ERISA with respect to any Pension Plan; or (l) the adoption of an amendment to any Employee Benefit Plan requiring the provision of security to such Employee Benefit Plan pursuant to Section 307 of ERISA.

     "Eurodollar Reserve Percentage" shall mean for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

     "Event of Default" shall mean any of the events specified in Section 7.1; provided, however, that any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

     "Excess Cash Flow" shall mean, as of the last day of the first Fiscal Quarter of each Fiscal Year, the amount equal to (a) Cash on hand in excess of $40,000,000 of the Borrower and its Subsidiaries as of such date as reflected in the consolidated balance sheet of the Borrower and its Subsidiaries for such date less (b) the sum of (i) all Scheduled Debt Payments coming due during the 30 days following the end of such Fiscal Year, (ii) all Net Cash Proceeds derived from any Asset Disposition or Recovery Event which have been certified by the Borrower to be applied or reinvested in accordance with Section 2.8(b)(ii) or (iv) and as to which the applicable 270 day period has not elapsed as of such date, and (iii) any Consolidated Capital Expenditures (net of any proceeds of any related financing with respect to such expenditures as permitted under Section 6.1(c)) which have not yet been made but which are committed in writing to be made by the Borrower by the end of such Fiscal Year.

     "Existing Credit Agreement" shall mean that certain Amended and Restated Credit Agreement dated as of January 28, 1999 among the Borrower, the lenders party thereto, and Wachovia Bank, National Association (formerly known as First Union National Bank), as administrative agent, as amended, modified, supplemented or restated.

     "Existing Letters of Credit" shall mean the letters of credit described by date of issuance, amount, purpose and the date of expiry on Schedule 1.1-4 hereto.

     "Existing Purchasing Lender" shall have the meaning set forth in Section 9.6(c).

     "Extension of Credit" shall mean, as to any Lender, the making of a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

     "Facilities" shall mean any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased or operated by the Borrower or any of its Subsidiaries or any of their respective predecessors or Affiliates.

     "Federal Funds Effective Rate" shall have the meaning set forth in the definition of "Alternate Base Rate".

     "Fee Letter" shall mean the letter agreement dated February 19, 2003 addressed to the Borrower from the Administrative Agent and Wachovia Securities, Inc., as amended, modified or otherwise supplemented.

     "Financial Plan" shall have the meaning set forth in Section 5.1(m).

     "First Lien Credit Party Obligations" shall mean all Credit Party Obligations other than the Second Lien Credit Party Obligations.

     "First Lien Term Loan" shall have the meaning set forth in Section 2.2(a).

     "First Lien Term Loan Commitment" shall mean, with respect to each FLTL Lender, the commitment of such Lender to make its portion of the First Lien Term Loan in a principal amount equal to such Lender's First Lien Term Loan Commitment Percentage of the First Lien Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date, the principal amount outstanding on the First Lien Term Loan).

     "First Lien Term Loan Commitment Percentage" shall mean, for any FLTL Lender, the percentage identified as its First Lien Term Loan Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6.

     "First Lien Term Loan Committed Amount" shall have the meaning set forth in
Section 2.2(a).

     "First Lien Term Note" or "First Lien Term Notes" shall mean the promissory notes of the Borrower in favor of each of the FLTL Lenders evidencing the portion of the First Lien Term Loan provided pursuant to Section 2.2(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

     "First Priority" shall mean, with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that (a) such Lien has priority over any other Lien on such Collateral other than any Permitted Encumbrances having priority by operation of law over the Liens purported to be created pursuant to the Security Documents and (b) such Lien is the only Lien (other than Permitted Encumbrances) to which such Collateral is subject.

     "Fiscal Quarter" shall mean a fiscal quarter of any Fiscal Year.

     "Fiscal Year" shall mean the fiscal year of the Borrower and its Subsidiaries ending on the last Thursday in September of each calendar year.

     "Flood Hazard Property" shall mean a Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

     "FLTL Lender" shall mean, as of any date of determination, a Lender holding a First Lien Term Loan Commitment or a portion of outstanding First Lien Term Loan on such date.

     "Freeman Spogli" shall mean Freeman Spogli & Co. Incorporated, a Delaware corporation and Freeman Spogli & Co. LLC, a Delaware limited liability company, and/or affiliated investment funds of either of them.

     "GAAP" shall mean generally accepted accounting principles in effect in the United States of America applied on a consistent basis, subject, however, in the case of determination of compliance with the financial covenants set out in
Section 6.6 to the provisions of Section 1.3.

     "Government Acts" shall have the meaning set forth in Section 2.20.

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Governmental Authorization" shall mean any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

     "Guarantor" shall mean any of the Domestic Subsidiaries identified as a "Guarantor" on the signature pages hereto and the Additional Credit Parties which execute a Joinder Agreement, together with their successors and permitted assigns.

     "Guaranty" shall mean the guaranty of the Guarantors set forth in Article
X.

     "Hazardous Materials" shall mean (a) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (b) any oil, petroleum, petroleum fraction or petroleum derived substance; (c) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (d) any flammable substances or explosives;
(e) any radioactive materials; (f) any asbestos-containing materials; (g) urea formaldehyde foam insulation; (h) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (i) pesticides; and (j) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

     "Hazardous Materials Activity" shall mean any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

     "Hedging Agreements" shall mean, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

     "Incremental Revolver" shall have the meaning set forth in Section 2.1(f).

     "Indebtedness" shall mean, with respect to any Person, without duplication,
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than any such obligations incurred under ERISA or which represent accounts payable incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person in accordance with GAAP, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Contingent Obligations of such Person with respect to Indebtedness of another Person, (g) the principal portion of all obligations of such Person under Capital Leases, (h) all Disqualified Capital Stock issued by such Person, (i) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, and (j) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer. Obligations under Hedging Agreements shall constitute Contingent Obligations, but not Indebtedness.

     "Intellectual Property" shall mean all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses

     "Interest Payment Date" shall mean (a) as to any Alternate Base Rate Loan or Swingline Loan, the last day of each March, June, September and December and on the applicable Maturity

Date, (b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any LIBOR Rate Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period.

     "Interest Period" shall mean, with respect to any LIBOR Rate Loan,

     (a) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in the notice of borrowing or notice of conversion given with respect thereto; and

     (b) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that the foregoing provisions are subject to the following:

          (i) if any Interest Period pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month;

          (iii) if the Borrower shall fail to give notice as provided above, the Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected LIBOR Rate Loan;

          (iv) no Interest Period in respect of any Loan shall extend beyond the applicable Maturity Date and, further with regard to the First Lien Term Loans and the Second Lien Term Loans, no Interest Period shall extend beyond any principal amortization payment date unless the portion of such First Lien Term Loan or Second Lien Term Loan consisting of Alternate Base Rate Loans together with the portion of such First Lien Term Loan and Second Lien Term Loan consisting of LIBOR Rate Loans with Interest Periods expiring prior to or concurrently with the date such principal amortization payment date is due, is at least equal to the amount of such principal amortization payment due on such date; and

          (v) no more than ten (10) LIBOR Rate Loans may be in effect at any time. For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Rate Loan with a single Interest Period.

     "Investment" shall mean (a) any direct or indirect purchase or other acquisition by the Borrower or any of its Subsidiaries of, or of a beneficial interest in, any Capital Stock of any other Person, (b) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of the Borrower from any Person other than the Borrower or any of its Subsidiaries, of any Capital Stock of such Person, or (c) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar items in the ordinary course of business) or capital contribution by the Borrower or any of its Subsidiaries to any other Person (other than a wholly-owned Subsidiary of the Borrower), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

     "Issuing Lender" shall mean Wachovia.

     "Issuing Lender Fees" shall have the meaning set forth in Section 2.6(c).

     "Joinder Agreement" shall mean a Joinder Agreement substantially in the form of Schedule 5.9, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 5.9.

     "Joint Venture" shall mean a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

     "Lender" shall have the meaning set forth in the first paragraph of this Credit Agreement.

     "Letters of Credit" shall mean (a) any letter of credit issued by the Issuing Lender pursuant to Section 2.4 and (b) any Existing Letter of Credit, in each case as such letter of credit may be amended, modified, extended, renewed or replaced from time to time.

     "Letter of Credit Fee" shall have the meaning set forth in Section 2.6(b).

     "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately

11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR" shall mean the rate per annum at which, as determined by the Administrative Agent, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

     "LIBOR Lending Office" shall mean, initially, the office of each Lender designated as such Lender's LIBOR Lending Office shown on Schedule 9.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

     "LIBOR Rate" shall mean a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

          LIBOR Rate =                 LIBOR
                       1.00 - Eurodollar Reserve Percentage

     "LIBOR Rate Loan" shall mean Loans the rate of interest applicable to which is based on the LIBOR Rate.

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any priority or other security agreement or preferential arrangement having the practical effect of any of the foregoing, of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

     "Loan" shall mean a Revolving Loan, a Swingline Loan, the First Lien Term Loan and/or the Second Lien Term Loan, as appropriate.

     "LOC Commitment" shall mean the commitment of the Issuing Lender to issue Letters of Credit and with respect to each Lender, the commitment of such Lender to purchase participation interests in the Letters of Credit up to such Lender's LOC Committed Amount as specified in Schedule 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof.

     "LOC Committed Amount" shall mean, collectively, the aggregate amount of all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in

Section 2.4 and, individually, the amount of each Lender's LOC Commitment as specified in Schedule 2.1(a).

     "LOC Documents" shall mean, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or (b) any collateral security for such obligations.

     "LOC Mandatory Borrowing" shall have the meaning set forth in Section
2.4(e).

     "LOC Obligations" shall mean, at any time, the sum of (a) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (b) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

     "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Credit Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Credit Agreement, any of the Notes or any of the other Credit Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder or the perfection or priority of any Lien in favor of the Administrative Agent on any material portion of the Collateral.

     "Material Contract" shall mean each of the contracts set forth on Schedule 1.1-3 annexed hereto and any other contract or other arrangement to which the Borrower or any of its Subsidiaries is a party (other than the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

     "Maturity Date" shall mean March 31, 2007.

     "Moody's" shall mean Moody's Investors Service, Inc.

     "Mortgage" shall mean a security instrument (whether designated as a deed of trust, a mortgage, a deed to secure debt or by any similar title) executed and delivered by any Credit Party, substantially in the form of Schedule 1.1-2 annexed hereto or in such other form as may be approved by the Administrative Agent in its sole discretion, in each case with such changes thereto as may be recommended by the Administrative Agent's local counsel based on local laws or customary local mortgage, deed to secured debt or deed of trust practices, as such security instrument may be amended, supplemented or otherwise modified from time to time.

     "Mortgaged Property" shall have the meaning set forth in Section 4.1(f).

     "Multiemployer Plan" shall mean any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

     "Net Cash Proceeds" shall mean the aggregate Cash proceeds received by any Credit Party or any Subsidiary in respect of any Asset Disposition, Equity Issuance or Debt Issuance (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received, and including any Cash received under any insurance policy or as a result of the taking of any assets pursuant to the power of eminent domain, condemnation or otherwise), net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) taxes reasonably estimated to be actually payable in connection with such Asset Disposition, Equity Issuance or Debt Issuance as a result of such Asset Disposition, Equity Issuance or Debt Issuance, (c) with respect to any Asset Disposition, payment of the principal amount, premium or penalty, if any, on any Indebtedness (other than the Obligations) secured by a Lien on the assets or Capital Stock sold and required to be repaid because of such Asset Disposition, and (d) with respect to any Asset Disposition, reasonable reserves established in good faith by the Borrower (and reasonably acceptable to the Administrative Agent) in respect of (i) possible adjustments to the sale price, (ii) any retained liabilities or obligations relating to the assets sold and (iii) indemnification obligations undertaken with respect to indemnification provisions and representations and warranties in connection with such Asset Disposition. "Net Cash Proceeds" shall include, without limitation, any Cash received upon the sale or other disposition of any non-cash consideration received by any Credit Party or any Subsidiary in any Asset Disposition, Equity Issuance or Debt Issuance.

     "New Purchasing Lender" shall have the meaning set forth in Section 9.6(c).

     "Note" or "Notes" shall mean the Revolving Notes, the Swingline Note, the First Lien Term Notes and/or the Second Lien Term Notes, collectively, separately or individually, as appropriate.

     "Notice of Borrowing" shall mean the written notice of borrowing as referenced and defined in Section 2.1(b)(i) or 2.5(b)(i), as appropriate.

     "Notice of Conversion" shall mean the written notice of extension or conversion as referenced and defined in Section 2.11.

     "Obligations" shall mean, collectively, Loans and LOC Obligations and all other obligations of the Credit Parties to the Administrative Agent and the Lenders under the Credit Documents.

     "Officer's Certificate" shall mean, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; provided that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (a) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (b) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (c) a statement as to whether, in the opinion of the signers, such condition has been complied with.

     "Operating Lease" shall mean, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

     "Participant" shall have the meaning set forth in Section 9.6(b).

     "Participation Interest" shall mean the purchase by a Lender of a participation interest in Letters of Credit as provided in Section 2.4 and in Swingline Loans as provided in Section 2.5.

     "Patent License" shall mean all agreements, whether written or oral, providing for the grant by or to a Credit Party of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 3.21.

     "Patents" shall mean (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 3.21, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 3.21.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any successor thereto.

     "Pension Plan" shall mean any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

     "Perfection Certificate" shall mean that certain Perfection Certificate, dated as of the Closing Date, executed and delivered by the Borrower to the Administrative Agent.

     "Permitted Acquisition" shall mean an acquisition of assets or a business effected in accordance with the provisions of Section 6.7(e).

     "Permitted Encumbrances" shall mean the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Code or by ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Security Documents):

     (a) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by Section 5.3;

     (b) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 30 days) are being contested in good faith by appropriate proceedings, so long as
(A) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (B) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

     (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

     (d) any attachment or judgment Lien not constituting an Event of Default under Section 7.1(h);

     (e) leases or subleases granted to third parties in accordance with any applicable terms of the Security Documents and not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Credit Party Obligations;

     (f) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Credit Party Obligations;

     (g) any (i) interest or title of a lessor or sublessor under any lease permitted under this Agreement, (ii) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (iii) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (ii), so long as the holder of such restriction or encumbrance agrees to recognize (if required to do so pursuant to the provisions of such lease) the rights of such lessee or sublessee under such lease;

     (h) Liens arising from filing Uniform Commercial Code financing statements relating to leases permitted by this Agreement or consignments or similar arrangements relating to the sale of goods in the ordinary course of business;

     (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

     (j) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property;

     (k) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Borrower and its Subsidiaries; and

     (l) licenses of Intellectual Property rights granted by the Borrower or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of the Borrower or such Subsidiary.

     "Permitted Holders" shall mean Freeman Spogli or any successor entity thereof controlled by principals of Freeman Spogli and any entity controlled by, or under common control with, Freeman Spogli.

     "Permitted Investments" shall have the meaning set forth in Section 6.3.

     "Permitted Liens" shall have the meaning set forth in Section 6.2.

     "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

     "Pledge Agreement" shall mean the Amended and Restated Pledge Agreement dated as of the Closing Date to be executed in favor of the Administrative Agent by the Borrower and each of the other Credit Parties, as amended, modified, restated or supplemented from time to time.

     "Pledged Collateral" shall have the meaning set forth in the Pledge Agreement.

     "Prime Rate" shall have the meaning set forth in the definition of Alternate Base Rate.

     "PTO" shall mean the Patent and Trademark Office.

     "Purchasing Lenders" shall have the meaning set forth in Section 9.6(c).

     "Real Property Asset" shall mean, at any time of determination, any interest then owned by any Credit Party in any real property.

     "Recovery Event" shall mean (a) theft, loss, physical destruction or damage, taking or similar event with respect to any property or assets owned by the Borrower or any of its Subsidiaries which results in the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason thereof and (b) any event resulting in the receipt by the Borrower or any of its Subsidiaries of business interruption insurance proceeds.

     "Register" shall have the meaning set forth in Section 9.6(d).

     "Related Agreements" shall mean, collectively, the Certificate of Designations, the Stockholders Agreement, the Related Financing Documents and the Affiliate Agreements.

     "Related Financing Documents" shall mean, collectively, the Senior Subordinated Notes, the Senior Subordinated Note Indenture and all other agreements or instruments delivered pursuant to or in connection with any of the foregoing including any purchase agreement or registration rights agreement.

     "Related Fund" shall mean, with respect to any Lender or other Person who invests in commercial bank loans in the ordinary course of business, any other fund or trust or entity that invests in commercial bank loans in the ordinary course of business and is advised or managed by such Lender, by an Affiliate of such Lender or other Persons or the same investment advisor as such Lender or by an Affiliate of such Lender or investment advisor.

     "Release" shall mean any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

     "Required Lenders" shall mean (a) with respect to any determination to charge the default rate of interest pursuant to Section 2.10 or to accelerate the Loans and all other amounts under the Credit Documents pursuant to Section 7.2, Lenders holding in the aggregate greater than 50% of the sum of (i) the Revolving Commitments (and Participation Interests therein) or, if the Revolving Commitments have been terminated, the outstanding Revolving Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit and of the Swingline Lender in Swingline Loans),
(ii) the outstanding First Lien Term Loans and (iii) the outstanding Second Lien Term Loans, and (b) with respect to any other determination or amendment, waiver or modification of any Credit Document, both (i) Revolving Lenders holding in the aggregate greater than 50% of the Revolving Commitments (and Participation Interests therein) or, if the Revolving Commitments have been terminated, the outstanding Revolving Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit and of the Swingline Lender in Swingline Loans) and (ii) FLTL Lenders and SLTL Lenders holding in the aggregate greater than 50% of the outstanding First Lien Term Loans and Second Lien Term Loans; provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender's Commitments, or after termination of the Commitments, the principal balance of the Obligations owing to such Defaulting Lender.

     "Requirement of Law" shall mean, as to any Person, the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Restricted Junior Payment" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower now or hereafter outstanding, and (d) except as permitted pursuant to Section 6.1(f), any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

     "Revolving Commitment" shall mean, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans in an aggregate principal amount at any time outstanding up to the amount of such Revolving Lender's "Revolving Commitment" as specified on Schedule 2.1(a), as such amount may be reduced or increased from time to time in accordance with the terms hereof.

     "Revolving Commitment Percentage" shall mean, for each Revolving Lender, the percentage identified as its Revolving Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection wit h any assignment made in accordance with the provisions of Section 9.6(c).

     "Revolving Committed Amount" shall have the meaning set forth in Section
2.1.

     "Revolving Lender" shall mean, as of any date of determination, a Lender holding a Revolving Commitment on such date.

     "Revolving Loans" shall have the meaning set forth in Section 2.1.

     "Revolving Note" or "Revolving Notes" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

     "S&P" shall mean Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.

     "Scheduled Debt Payments" shall mean, as of any date of determination for the Borrower and its Subsidiaries, the sum of all scheduled payments of principal on Indebtedness for the applicable period ending on the date of determination (including the principal component of payments due on Capital Leases during the applicable period ending on the date of determination), as such scheduled payments may be adjusted from time to time as a result of mandatory prepayments made pursuant to Section 2.8(b).

     "Second Lien Credit Party Obligations" shall mean all Credit Party Obligations due and payable to the SLTL Lenders.

     "Second Lien Term Loan" shall have the meaning set forth in Section 2.3(a).

     "Second Lien Term Loan Commitment" shall mean, with respect to each SLTL Lender, the commitment of such SLTL Lender to make its portion of the Second Lien Term Loan in a principal amount equal to such SLTL Lender's Second Lien Term Loan Commitment Percentage of the Second Lien Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date, the principal amount outstanding on the Second Lien Term
Loan).

     "Second Lien Term Loan Commitment Percentage" shall mean, for any SLTL Lender, the percentage identified as its Second Lien Term Loan Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6.

     "Second Lien Term Loan Committed Amount" shall have the meaning set forth in Section 2.3(a).

     "Second Lien Term Note" or "Second Lien Term Notes" shall mean the promissory notes of the Borrower in favor of each of the SLTL Lenders evidencing the portion of the Second Lien Term Loan provided pursuant to Section 2.3(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

     "Security Agreement" shall mean the Amended and Restated Security Agreement dated as of the Closing Date given by the Borrower and the other Credit Parties to the Administrative Agent, as amended, modified or supplemented from time to time in accordance with its terms.

     "Security Documents" shall mean the Security Agreement, the Pledge Agreement, the Mortgages, the Additional Mortgages, the Collateral Account Agreement and any other documents executed and delivered in connection with the granting, attachment and perfection of the Administrative Agent's security interests and liens arising thereunder, including, without limitation, Uniform Commercial Code financing statements.

     "Senior Subordinated Note Indenture" shall mean the indenture dated as of October 23, 1997, between the Borrower, the guarantors named therein and United States Trust Company of New York, as trustee, pursuant to which the Senior Subordinated Notes were issued, as such indenture may be amended from time to time to the extent permitted under Section 6.13.

     "Senior Subordinated Notes" shall mean the 10 1/4% Senior Subordinated Notes due 2007 of the Borrower issued pursuant to the Senior Subordinated Note Indenture, as such notes may be amended from time to time to the extent permitted under Section 6.13.

     "SLTL Lender" shall mean, as of any date of determination, a Lender holding a Second Lien Term Loan Commitment or a portion of outstanding Second Lien Term Loan on such date.

     "Solvent" shall mean, with respect to any Person, that as of the date of determination both (a) (i) the then fair saleable value of the property of such Person is (A) greater than the total amount of liabilities (including contingent liabilities) of such Person and (B) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (b) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Stockholders Agreement" shall mean that certain Stockholders' Agreement dated as of August 19, 1996 by and among the Borrower, Freeman Spogli and the other stockholders of the Borrower, in the form delivered to the Administrative Agent and the Lenders prior the Closing Date and as such agreement may be amended from time to time thereafter to the extent permitted under Section 6.13.

     "Subordinated Indebtedness" shall mean (a) the Indebtedness of the Borrower evidenced by the Senior Subordinated Notes and any subordinated indebtedness issued in compliance with Section 6.1(f) and (b) any other Indebtedness of the Borrower subordinated in right of payment to the Credit Party Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Administrative Agent and the Required Lenders.

     "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Credit Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

     "Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount, and the commitment of the Lenders to purchase participation interests in the Swingline Loans as provided in Section 2.5(b)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

     "Swingline Committed Amount" shall have the meaning set forth in Section 2.5(a).

     "Swingline Lender" shall mean Wachovia.

     "Swingline Loan" or "Swingline Loans" shall have the meaning set forth in
Section 2.5(a).

     "Swingline Mandatory Borrowing" shall have the meaning set forth in Section 2.5(b)(ii).

     "Swingline Note" shall mean the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 2.5(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

     "Taxes" shall have the meaning set forth in Section 2.19.

     "Term Loans" shall mean collectively, the First Lien Term Loan and the Second Lien Term Loan.

     "Trademark License" shall means any agreement, written or oral, providing for the grant by or to a Credit Party of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 3.21.

     "Trademarks" shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress and service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 3.21, and (b) all renewals thereof, including, without limitation, any thereof referred to in Schedule 3.21.

     "Tranche" shall mean the collective reference to LIBOR Rate Loans whose Interest Periods begin and end on the same day. A Tranche may sometimes be referred to as a "LIBOR Tranche".

     "Transfer Closing Date" shall have the meaning set forth in each Commitment Transfer Supplement.

     "2.19 Certificate" shall have the meaning set forth in Section 2.19.

     "Type" shall mean, as to any Loan, its nature as an Alternate Base Rate Loan or LIBOR Rate Loan, as the case may be.

     "Wachovia" shall mean Wachovia Bank, National Association, a national banking association.

     "Works" shall mean all works which are subject to copyright protection pursuant to Title 17 of the United States Code.

     Section 1.2 Other Definitional Provisions.

     (a) Unless otherwise specified therein, all terms defined in this Credit Agreement shall have the defined meanings when used in the Notes or other Credit Documents or any certificate or other document made or delivered pursuant hereto.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Credit Agreement shall refer to this Credit Agreement as a whole and not to any particular provision of this Credit Agreement, and Section, subsection, Schedule and Exhibit references are to this Credit Agreement unless otherwise specified.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (d) For purposes of this Credit Agreement and the other Credit Documents, the term "Lender" when used in reference to the provider of a Hedging Agreement shall include (i) any Affiliate of a Lender which Affiliate is party to a Hedging Agreement and (ii) any Person that was a Lender (or Affiliate of a Lender) under the Credit Agreement at the time it entered into the Hedging Agreement that has ceased to be a Lender under the Credit Agreement.

     Section 1.3 Accounting Terms.

     Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered to the Lenders; provided that, if the Borrower shall notify the Administrative Agent that it wishes to amend any covenant in Section 6.6 to appropriately reflect the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 6.6 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

     Section 1.4 Time References.

     Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

                                   ARTICLE II

                           THE LOANS; AMOUNT AND TERMS

     Section 2.1 Revolving Loans.

     (a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans ("Revolving Loans") to the Borrower from time to time in an aggregate principal amount of up to such Revolving Lender's Revolving Commitment Percentage of FIFTY-TWO MILLION DOLLARS ($52,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.7, the "Revolving Committed Amount") for the purposes hereinafter set forth; provided, however, that (i) with regard to each Revolving Lender individually, the sum of such Revolving Lender's share of outstanding Revolving Loans plus such Revolving Lender's Revolving Commitment Percentage of outstanding Swingline Loans plus such Revolving Lender's Revolving Commitment Percentage of LOC Obligations shall not exceed such Revolving Lender's Revolving Committed Amount, and (ii) with regard to the Revolving Lenders collectively, the sum of the outstanding Revolving Loans plus outstanding Swingline Loans plus LOC Obligations shall not exceed the Revolving Committed Amount. Revolving Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided that all Revolving Loans made on the Closing Date or on any of the first two Business Days following the Closing Date shall only consist of Alternate Base Rate Loans.

     (b) Revolving Loan Borrowings.

          (i) Notice of Borrowing. The Borrower may request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 11:00 a.m. on the Business Day prior to the date of requested borrowing in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans. Each such request for borrowing shall be irrevocable, shall be substantially in the form of the Notice of Borrowing (a "Notice of Borrowing") attached hereto as Schedule 2.1(b)(i) and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan hereunder. The Administrative Agent shall give notice to each Revolving Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Revolving Lender's share thereof.

          (ii) Advances. Each Revolving Lender will make its Revolving Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Schedule 9.2, or at such other office as the Administrative Agent may designate in writing, by 1:00 p.m. on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Lenders and in like funds as received by the Administrative Agent.

     (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date.

     (d) Interest. Subject to the provisions of Section 2.10, Revolving Loans shall bear interest as follows:

          (i) Alternate Base Rate Loans. During such periods as Revolving Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Margin; and

          (ii) LIBOR Rate Loans. During such periods as Revolving Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Margin.

     Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date.

     (e) Revolving Notes. Each Revolving Lender's Revolving Commitment shall be evidenced by a duly executed promissory note of the Borrower to such Revolving Lender in substantially the form of Schedule 2.1(e).

     (f) Incremental Revolver. So long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall have the right, at any time from the Closing Date until the second anniversary of the Closing Date, to increase the Revolving Committed Amount by an aggregate amount up to $18,000,000 (the "Incremental Revolver"). Participation in the Incremental Revolver shall be offered first to each of the existing Lenders, but each such Lender shall have no obligation to provide all or any portion of the Incremental Revolver. If the amount of the Incremental Revolver requested by the Borrower shall exceed the commitments which the existing Lenders are willing to provide with respect to such Incremental Revolver, then the Borrower may invite other banks, financial institutions and investment funds reasonably acceptable to the Administrative Agent to join this Credit Agreement as Lenders hereunder for the portion of such Incremental Revolver not taken by existing Lenders; provided that such other banks, financial institutions and investment funds shall enter into such joinder agreements to give effect thereto as the Administrative Agent and the Borrower may reasonably request. The

Administrative Agent is authorized to enter into, on behalf of the Lenders, any amendment to this Credit Agreement (including updating Schedule 2.1(a) hereto) or any other Credit Document as may be necessary to incorporate the terms of the Incremental Revolver therein.

     Section 2.2 First Lien Term Loan Facility.

     (a) First Lien Term Loan. Subject to the terms and conditions hereof, each FLTL Lender severally agrees to make available to the Borrower on the Closing Date such FLTL Lender's First Lien Term Loan Commitment Percentage of a term loan in Dollars (the "First Lien Term Loan") in the aggregate principal amount of TWO HUNDRED FIFTY-THREE MILLION DOLLARS ($253,000,000) (the "First Lien Term Loan Committed Amount"), as adjusted for any applicable discount, for the purposes hereinafter set forth. The First Lien Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request; provided that on the Closing Date the First Lien Term Loan shall only consist of Alternate Base Rate Loans. Amounts repaid or prepaid on the First Lien Term Loan may not be reborrowed.

     (b) Repayment of First Lien Term Loan. The principal amount of the First Lien Term Loan shall be repaid in sixteen (16) consecutive quarterly installments as follows, unless accelerated sooner pursuant to Section 7.2:

Principal Amortization         First Lien Term Loan
     Payment Date         Principal Amortization Payment
-----------------------   ------------------------------
      June 30, 2003                $  2,500,000
   September 30, 2003              $  2,500,000
    December 31, 2003              $  2,500,000
     March 31, 2004                $  5,000,000
      June 30, 2004                $  8,750,000
   September 30, 2004              $  8,750,000
    December 31, 2004              $          0
     March 31, 2005                $  8,000,000
      June 30, 2005                $  8,000,000
   September 30, 2005              $  9,000,000
    December 31, 2005              $  5,000,000
     March 31, 2006                $  5,000,000
      June 30, 2006                $  6,250,000

   September 30, 2006              $  6,250,000
    December 31, 2006              $  6,250,000
     March 31, 2007                $169,250,000

The outstanding principal amount of the First Lien Term Loan and all accrued but unpaid interest and other amounts payable with respect to the First Lien Term Loan shall be repaid on the Maturity Date.

     (c) Interest on the First Lien Term Loan. Subject to the provisions of
Section 2.10, the First Lien Term Loan shall bear interest as follows:

          (i) Alternate Base Rate Loans. During such periods as the First Lien Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Margin; and

          (ii) LIBOR Rate Loans. During such periods as the First Lien Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Margin; provided that, for purposes of calculating interest on the First Lien Term Loan comprised of LIBOR Rate Loans, the LIBOR Rate shall equal the greater of (A) the LIBOR Rate then in effect and (B) 1.75%.

     Interest on the First Lien Term Loan shall be payable in arrears on each Interest Payment Date.

     (d) First Lien Term Notes. Each FLTL Lender's First Lien Term Loan Commitment Percentage of the First Lien Term Loan Committed Amount shall be evidenced by a duly executed promissory note of the Borrower to such FLTL Lender in substantially the form of Schedule 2.2(d).

     Section 2.3 Second Lien Term Loan Facility.

     (a) Second Lien Term Loan. Subject to the terms and conditions hereof, each SLTL Lender severally agrees to make available to the Borrower on the Closing Date such SLTL Lender's Second Lien Term Loan Commitment Percentage of a term loan in Dollars (the "Second Lien Term Loan") in the aggregate principal amount of FIFTY-ONE MILLION DOLLARS ($51,000,000) (the "Second Lien Term Loan Committed Amount"), as adjusted for any applicable discount, for the purposes hereinafter set forth. The Second Lien Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request; provided that on the Closing Date the Second Lien Term Loan shall only consist of Alternate Base Rate Loans. Amounts repaid or prepaid on the Second Lien Term Loan may not be reborrowed.

     (b) Repayment of Second Lien Term Loan. The principal amount of the Second Lien Term Loan and all accrued but unpaid interest and other amounts payable with respect to the Second Lien Term Loan shall be repaid on the Maturity Date.

     (c) Interest on the Second Lien Term Loan. Subject to the provisions of
Section 2.10, the Second Lien Term Loan shall bear interest as follows:

          (i) Alternate Base Rate Loans. During such periods as the Second Lien Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Margin; and

          (ii) LIBOR Rate Loans. During such periods as the Second Lien Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Margin; provided that, for purposes of calculating interest on the Second Lien Term Loan comprised of LIBOR Rate Loans, the LIBOR Rate shall equal the greater of (A) the LIBOR Rate then in effect and
     (B) 1.50%.

     Interest on the Second Lien Term Loan shall be payable in arrears on each Interest Payment Date.

     (d) Second Lien Term Notes. Each SLTL Lender's Second Lien Term Loan Commitment Percentage of the Second Lien Term Loan Committed Amount shall be evidenced by a duly executed promissory note of the Borrower to such SLTL Lender in substantially the form of Schedule 2.3(d).

     Section 2.4 Letter of Credit Subfacility.

     (a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the Revolving Lenders shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; provided, however, that (i) the aggregate amount of LOC Obligations shall not at any time exceed FORTY-FIVE MILLION DOLLARS ($45,000,000) (the "LOC Committed Amount"), (ii) the sum of outstanding Revolving Loans plus outstanding Swingline Loans plus LOC Obligations shall not at any time exceed the Revolving Committed Amount, (iii) all Letters of Credit shall be denominated in U.S. Dollars and (iv) Letters of Credit shall be issued for lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers' compensation and other insurance programs, and trade letters of credit. Except as otherwise expressly agreed upon by all the Revolving Lenders, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; provided, however, so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; provided, further, that no Letter of Credit, as originally issued or as extended, shall have an expiry date (or potential draw date) extending beyond the date that is ten (10) days prior to the Maturity Date, unless such Letter of Credit is or will be cash collateralized on terms satisfactory to the Issuing Lender. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. Any Letters of Credit issued hereunder shall be in a minimum original face amount of $25,000 (or such lesser amount as approved by the Administrative Agent). Wachovia shall be the Issuing Lender on all Letters of Credit issued after the Closing Date. The Borrower's reimbursement obligations in respect of each Existing Letter of Credit, and each Lender's participation obligations in connection therewith, shall be governed by the terms of this Credit Agreement.

     (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted to the Issuing Lender at least five (5) Business Days prior to the requested date of issuance, or such shorter period in each instance as may be agreed to by the Issuing Lender. The Issuing Lender will promptly upon request provide to the Administrative Agent for dissemination to the Revolving Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Administrative Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding.

     (c) Participations. Each Revolving Lender, (i) on the Closing Date with respect to each Existing Letter of Credit and (ii) upon issuance of any other Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its Revolving Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its Revolving Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Revolving Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Revolving Lender shall pay to the Issuing Lender its Revolving Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to and in accordance with the provisions of subsection (d) hereof. The obligation of each Revolving Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

     (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower and the Administrative Agent. The Borrower shall reimburse the Issuing Lender on the day on which the drawing under any Letter of Credit (with the proceeds of a Revolving Loan obtained hereunder or otherwise) is honored in same day funds as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse the Issuing Lender as provided herein, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Alternate Base Rate plus two percent (2%) for so long as such amount shall be unreimbursed. Unless the Borrower shall notify the Issuing Lender and the Administrative Agent prior to 11:00 a.m. on the date the drawing is honored of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Revolving Loan (a "LOC Mandatory Borrowing") in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Revolving Lenders of the amount of any unreimbursed drawing and each Revolving Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Revolving Lender's Revolving Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Revolving Lender from the Issuing Lender if such notice is received at or before 2:00 p.m., otherwise such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the day such notice is received. If such Revolving Lender does not pay such amount to the Issuing Lender in full upon such request, such Revolving Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Revolving Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Alternate Base Rate. Each Revolving Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Credit Party Obligations under the Credit Documents and shall be made without any offset, abatement, withholding or reduction whatsoever.

     (e) Repayment with Revolving Loans. On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Revolving Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans shall be immediately made (without giving effect to any termination of the Commitments pursuant to Section 7.2) pro rata based on each Revolving Lender's respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2). The proceeds of such LOC Mandatory Borrowing shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each

Revolving Lender hereby irrevocably agrees to make such Revolving Loans immediately upon any such request or deemed request on account of each LOC Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of LOC Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 4.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required in Section 2.1(b), (v) the date of such LOC Mandatory Borrowing, or (vi) any reduction in the Revolving Committed Amount after any such Letter of Credit may have been drawn upon. In the event that any LOC Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code), then each such Revolving Lender hereby agrees that it shall forthwith fund (as of the date the LOC Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its Participation Interests in the outstanding LOC Obligations; provided, further, that in the event any Revolving Lender shall fail to fund its Participation Interest on the date the LOC Mandatory Borrowing would otherwise have occurred, then the amount of such Revolving Lender's unfunded Participation Interest therein shall bear interest payable by such Revolving Lender to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

     (f) Modification, Extension. The issuance of any supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     (g) Uniform Customs and Practices. The Issuing Lender shall have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

     Section 2.5 Swingline Loan Subfacility.

     (a) Swingline Commitment. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") for the purposes hereinafter set forth; provided, however, (i) the aggregate amount of Swingline Loans outstanding at any time shall not exceed TEN MILLION DOLLARS ($10,000,000) (the "Swingline Committed Amount"), and (ii) the sum of the outstanding Revolving Loans plus outstanding Swingline Loans plus LOC Obligations shall not exceed the Revolving Committed Amount. Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

     (b) Swingline Loan Borrowings.

          (i) Notice of Borrowing and Disbursement. The Swingline Lender will make Swingline Loans available to the Borrower on any Business Day upon request made by the Borrower not later than 12:00 Noon on such Business Day. A notice of request for Swingline Loan borrowing shall be made in the form of Schedule 2.1(b)(i) with appropriate modifications (which notice may be made by fax).

          (ii) Repayment of Swingline Loans. Each Swingline Loan borrowing shall be due and payable on the Maturity Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Administrative Agent, demand repayment of its Swingline Loans by way of a Revolving Loan borrowing, in which case the Borrower shall be deemed to have requested a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; provided, however, that, in the following circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of (i) the Maturity Date,
     (ii) the occurrence of any Event of Default described in Section 7.1(f) or
     Section 7.1(g), (iii) upon acceleration of the Credit Party Obligations under the Credit Documents, whether on account of an Event of Default described in Section 7.1(f) or Section 7.1(g) or any other Event of Default, and (iv) the exercise of remedies in accordance with the provisions of Section 7.2 hereof (each such Revolving Loan borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as a "Swingline Mandatory Borrowing"). Each Revolving Lender hereby irrevocably agrees to make such Revolving Loans promptly upon any such request or deemed request on account of each Swingline Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (A) the amount of Swingline Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (B) whether any conditions specified in Section 4.2 are then satisfied, (C) whether a Default or an Event of Default then exists, (D) failure of any such request or deemed request for Revolving Loans to be made by the time otherwise required in Section 2.1(b)(i), (E) the date of such Swingline Mandatory Borrowing, or (F) any reduction in the Revolving Committed Amount or termination of the Revolving Commitments immediately prior to such Swingline Mandatory Borrowing or contemporaneously therewith. In the event that any Swingline Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code), then each Revolving Lender hereby agrees that it shall forthwith purchase (as of the date the Swingline Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Revolving Lender to share in such Swingline Loans ratably based upon its respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2); provided that (I) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased, and (II) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Revolving Lender shall be required to pay to the Swingline Lender interest on the principal amount of such participation purchased for each day from and including the date upon which the purchase occurs hereunder to but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Swingline Mandatory Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

     (c) Interest on Swingline Loans. Subject to the provisions of Section 2.10, Swingline Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Margin for Revolving Loans that are Alternate Base Rate Loans. Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date.

     (d) Swingline Note. The Swingline Loans shall be evidenced by a duly executed promissory note of the Borrower to the Swingline Lender in the original amount of the Swingline Committed Amount and substantially in the form of
Schedule 2.5(d).

     Section 2.6 Fees.

     (a) Commitment Fee. In consideration of the Revolving Commitments, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Revolving Lenders a commitment fee (the "Commitment Fee") in an amount equal to the Applicable Margin per annum on the average daily unused amount of the Revolving Committed Amount. For purposes of computation of the Commitment Fee, LOC Obligations and Swingline Loans shall be considered usage of the Revolving Committed Amount. The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

     (b) Letter of Credit Fees. In consideration of the LOC Commitments, the Borrower agrees to pay to the Issuing Lender for the ratable benefit of the Revolving Lenders a fee (the "Letter of Credit Fee") equal to the Applicable Margin per annum on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration. In addition to such Letter of Credit Fee, the Borrower agrees to pay to the Issuing Lender for its own account without sharing by the other Revolving Lenders an additional facing fee of one-quarter of one percent (1/4%) on the amount of each Letter of Credit, payable annually in advance upon issuance or renewal of such Letter of Credit. The Issuing Lender shall promptly pay over to the Administrative Agent for the ratable benefit of the Revolving Lenders (including the Issuing Lender in its capacity as a Revolving Lender), the Letter of Credit Fee. The Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for such calendar quarter.

     (c) Issuing Lender Fees. In addition to the Letter of Credit Fees payable pursuant to subsection (b) hereof, the Borrower shall pay to the Issuing Lender for its own account without sharing by the other Lenders the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").

     (d) Administrative Fee. The Borrower agrees to pay to the Administrative Agent the annual administrative fee as described in the Fee Letter.

     Section 2.7 Commitment Reductions.

     (a) Voluntary Reductions. The Borrower shall have the right to terminate or permanently reduce the unused portion of the Revolving Committed Amount at any time or from time to time upon not less than five Business Days' prior notice (which notice may be made by fax) to the Administrative Agent (which shall notify the Revolving Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $1,000,000 or a whole multiple of $500,000 in excess thereof and shall be irrevocable and effective upon receipt by the Administrative Agent, provided that no such reduction or termination shall be permitted if after giving effect thereto, and to any prepayments of the Loans made on the effective date thereof, the sum of the outstanding Revolving Loans plus outstanding Swingline Loans plus LOC Obligations would exceed the Revolving Committed Amount.

     (b) Mandatory Reductions. On any date that the Revolving Loans are required to be prepaid pursuant to the terms of Section 2.8(b) (ii), (iii), (iv) and (v) the Revolving Committed Amount shall be automatically permanently reduced by the amount of such required prepayment and/or reduction.

     (c) Maturity Date. The Revolving Commitment, the Swingline Commitment and the LOC Commitment shall automatically terminate on the Maturity Date.

     Section 2.8 Prepayments.

     (a) Optional Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time; provided, however, that (i) each partial prepayment of a Revolving Loan, the First Lien Term Loan and the Second Lien Term Loan shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof, and each partial prepayment of a Swingline Loan shall be in a minimum principal amount of $100,000 and integral multiples of $50,000 in excess thereof and (ii) any optional prepayment of the Second Lien Term Loan or refinance of the outstanding Second Lien Term Loan (A) during the first year following the Closing Date shall be made at 102% of par,
(B) during the second year following the Closing Date shall be made at 101% of par and (C) thereafter shall be made at par. The Borrower shall give the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) three Business Days' irrevocable notice (which notice may be made by fax) of an optional payment in the case of LIBOR Rate Loans and one Business Day's irrevocable notice in the case of Alternate Base Rate Loans, such notice to be substantially in the form of Schedule 2.8(a). All optional prepayments pursuant to this Section 2.8(a) shall be applied as the Borrower may elect; provided that no prepayment of Second Lien Term Loan may be made until the Revolving Loans and the First Lien Term Loans have been repaid in full and the Revolving Commitments have been terminated. All prepayments under this
Section 2.8(a) shall be subject to Section 2.18, but otherwise without premium or penalty except as expressly set forth in this Section 2.8(a). Interest on the principal amount prepaid shall be payable on the date that a prepayment is made hereunder through the date of prepayment. Amounts prepaid on the First Lien Term Loan and the Second Lien Term Loan may not be reborrowed.

     (b) Mandatory Prepayments.

          (i) Revolving Committed Amount. If at any time after the Closing Date, the sum of the outstanding Revolving Loans plus outstanding Swingline Loans plus LOC Obligations shall exceed the Revolving Committed Amount, the Borrower immediately shall prepay the Loans in an amount sufficient to eliminate such excess (such prepayment to be applied as set forth in clause
     (vi) below).

          (ii) Asset Dispositions. Promptly following any Asset Disposition in excess of $1,000,000 in the aggregate (for all Asset Dispositions) in any Fiscal Year, the Borrower shall prepay the Loans and/or cash collateralize the LOC Obligations in an aggregate amount equal to the Net Cash Proceeds derived from such Asset Disposition (such prepayment to be applied as set forth in clause (vi) below); provided, however, that so long as no Default or Event of Default has occurred and is continuing, such Net Cash Proceeds shall not be required to be so applied to the extent the Borrower delivers to the Administrative Agent a certificate stating that the Borrower intends to reinvest such Net Cash Proceeds in assets or properties utilized or intended to be utilized in any business permitted under Section 6.12 within 270 days of the receipt of such Net Cash Proceeds, it being expressly agreed that any Net Cash Proceeds not so reinvested by the end of the applicable period shall be applied to repay the Loans and/or cash collateralize the LOC Obligations immediately thereafter.

          (iii) Issuances. Immediately upon receipt by any Credit Party of proceeds from (A) any Debt Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to (1) if such Debt Issuance is made pursuant to
     Section 6.1(g), fifty percent (50%) of the Net Cash Proceeds of such Debt Issuance and (2) if such Debt Issuance is any other Debt Issuance, one hundred percent (100%) of the Net Cash Proceeds of such Debt Issuance (each such prepayment to be applied as set forth in clause (vi) below), or (B) any Equity Issuance, the Borrower shall prepay the Loans and/or cash collateralize the LOC Obligations in an aggregate amount equal to fifty percent (50%) of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause (vi) below).

          (iv) Recovery Event. Promptly following the receipt of Cash proceeds from a Recovery Event in excess of $1,000,000 in the aggregate (or all Recovery Events) in any Fiscal Year, the Borrower shall prepay the Loans and/or cash collateralize the LOC Obligations in an aggregate amount equal to such Net Cash Proceeds (such prepayment to be applied as set forth in clause (vi) below); provided, however, that, so long as no Default or Event of Default has occurred and is continuing at the time of such Recovery Event, (A) the Borrower and its Subsidiaries may retain Net Cash Proceeds consisting of business interruption insurance proceeds and (B) any other Net Cash Proceeds shall not be required to be so applied to the extent the Borrower delivers to the Administrative Agent a certificate stating that the Borrower intends to use such Net Cash Proceeds to repair, restore or replace the assets subject to the Recovery Event within 270 days of the receipt of such Net Cash Proceeds, it being expressly agreed that any Net Cash Proceeds not so reinvested by the end of the applicable period shall be applied to repay the Loans and/or cash collateralize the LOC Obligations immediately thereafter.

          (v) Excess Cash Flow. Within 45 days after the last day of the first Fiscal Quarter of each Fiscal Year (commencing with the Fiscal Quarter ending December 30, 2004), the Borrower shall prepay the Loans in an amount equal to 50% of the Excess Cash Flow as of the end of such first Fiscal Quarter (such prepayments to be applied as set forth in clause (vi) below).

          (vi) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.8(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 2.8(b)(i), to the Revolving Loans and then (after all Revolving Loans have been repaid) to a Cash collateral account in respect of LOC Obligations, (B) with respect to all amounts prepaid pursuant to Sections 2.8(b)(ii) through (v), (1) first, to the First Lien Term Loan (ratably to the remaining amortization payments relating thereto), (2) second, to the Revolving Loans with a corresponding reduction in the Revolving Commitments and (after all Revolving Loans have been repaid) to a Cash collateral account in respect of LOC Obligations and
     (3) third, to the Second Lien Term Loan. Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(b) shall be subject to Section 2.18 and be accompanied by interest on the principal amount prepaid through the date of prepayment. In the event any amount required to be paid pursuant to this Section 2.8(b) is required to be applied to repay any LIBOR Rate Loan on any day other than the last day of the applicable Interest Period, so long as no Default or Event of Default has occurred and is continuing, the Borrower may request that such repayment amounts not be applied to the applicable LIBOR Rate Loan immediately, but rather be deposited in the Collateral Account. The Administrative Agent shall apply all such deposited amounts to repay the applicable LIBOR Rate Loans, in each case as of the last day of their respective Interest Periods (or, at the direction of the Borrower, at any earlier date) until the allocable amounts held in the Collateral Account for payment of such LIBOR Rate Loans have been exhausted. Upon the occurrence of a Default or an Event of Default, the Administrative Agent may, in its sole discretion, immediately apply all amounts held in the Collateral Account for payment of LIBOR Rate Loans to satisfy any of the Obligations.

          (vii) Collateral Account. Notwithstanding the terms of Section 2.8(b)(ii) and (iv) to the contrary, if the aggregate amount of Net Cash Proceeds received from a Recovery Event (other than business interruption insurance proceeds) or an Asset Disposition is in excess of $10,000,000, the Borrower shall forward such Net Cash Proceeds to the Administrative Agent to be held pursuant to the terms of the Collateral

     Account Agreement and administered as follows: (A) with respect to Net Cash Proceeds arising from a Recovery Event, so long as the Borrower or any of its Subsidiaries proceeds diligently to repair, restore or replace the assets of the Borrower or such Subsidiary in respect of which such Net Cash Proceeds were received, the Administrative Agent shall from time to time (during the reinvestment period provided in Section 2.8(b)(iv)) disburse to the Borrower or such Subsidiary from the Collateral Account, to the extent of any such Net Cash Proceeds remaining therein in respect of the applicable Recovery Event, amounts necessary to pay the cost of such repair, restoration or replacement after the receipt by the Administrative Agent of invoices or other documentation reasonably satisfactory to the Administrative Agent relating to the amount of costs so incurred and the work performed (including, if required by the Administrative Agent, lien releases and architects' certificates) and (B) with respect to Net Cash Proceeds arising from an Asset Disposition, the Administrative Agent shall from time to time (during the reinvestment period provided in Section 2.8(b)(ii)) disburse to the Borrower or such Subsidiary from the Collateral Account, to the extent of any such Net Cash Proceeds remaining therein in respect of the applicable Asset Disposition, amounts to be reinvested in accordance with Section 2.8(b)(ii) as specified in an officer's certificate delivered to the Administrative Agent. In the event that after receipt of any such Net Cash Proceeds an Event of Default occurs, then so long as such Event of Default is continuing, the Administrative Agent shall cease disbursing such Net Cash Proceeds as provided in this Section 2.8(b)(vii) and, in the event that such Event of Default is not cured or waived within 15 days after the occurrence thereof, the Administrative Agent shall, and the Borrower and its Subsidiaries hereby authorize the Administrative Agent to, apply an amount equal to such undisbursed Net Cash Proceeds to prepay the Loans and/or cash collateralize the LOC Obligations as set forth in
     Section 2.8(b)(vi). Upon expiration of the reinvestment period provided in
     Section 2.8(b)(ii) or 2.8(b)(iv) with respect to any Net Cash Proceeds from an Asset Disposition or Recovery Event, respectively, held in the Collateral Account, the Administrative Agent shall apply any undisbursed amount of such Net Cash Proceeds to prepay the Loans and/or cash collateralize the LOC Obligations as set forth in Section 2.8(b)(vi).

     (c) Hedging Obligations Unaffected. Any prepayment made pursuant to this
Section 2.8 shall not affect the Borrower's obligation to continue to make payments under any Hedging Agreement, which shall remain in full force and effect notwithstanding such prepayment, subject to the terms of such Hedging Agreement.

     Section 2.9 Minimum Borrowing Amounts and Principal Amount of Tranches; Lending Offices.

     (a) Minimum Borrowing Amounts. Each Revolving Loan which is an Alternate Base Rate Loan shall be in a minimum aggregate amount of $1,000,000 and in integral multiples of $50,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less). Each Revolving Loan which is a LIBOR Rate Loan shall be in a minimum aggregate amount of $2,000,000 and in integral multiples of $100,000 in excess thereof. Each Term Loan which is an Alternate Base Rate Loan shall be in a minimum aggregate amount of $1,000,000 and in integral multiples of $50,000 in excess thereof. Each Term Loan which is a LIBOR Rate

Loan shall be in a minimum aggregate amount of $3,000,000 and in integral multiples of $100,000 in excess thereof. Each Swingline Loan borrowing shall be in a minimum aggregate amount of $50,000 and in integral amounts of $25,000 in excess thereof.

     (b) Tranches. All borrowings, payments and prepayments in respect of Revolving Loans, the First Lien Term Loan and the Second Lien Term Loan shall be in such amounts and be made pursuant to such elections so that after giving effect thereto the aggregate principal amount of the Revolving Loans, the First Lien Term Loan and the Second Lien Term Loan comprising any Tranche shall be (a) with respect to Alternate Base Rate Loans, $1,000,000 or a whole multiple of $50,000 in excess thereof and (b) with respect to LIBOR Rate Loans, $2,000,000 or a whole multiple of $100,000 in excess thereof.

     (c) Lending Offices. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

     Section 2.10 Default Rate and Payment Dates.

     Upon the occurrence and during the continuance of an Event of Default, at the option of the Required Lenders, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Alternate Base Rate plus the Applicable Margin plus 2%).

     Section 2.11 Conversion Options.

     (a) The Borrower may, in the case of Revolving Loans, the First Lien Term Loan and the Second Lien Term Loan, elect from time to time to convert Alternate Base Rate Loans to LIBOR Rate Loans, by giving the Administrative Agent at least three Business Days' prior irrevocable written notice (which notice may be by fax) of such election. A form of Notice of Conversion/ Extension is attached as
Schedule 2.11. If the date upon which an Alternate Base Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $2,000,000 or a whole multiple of $100,000 in excess thereof.

     (b) Any LIBOR Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.11(a); provided, that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto. If the Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto.

     Section 2.12 Computation of Interest and Fees.

     (a) Interest payable hereunder with respect to Alternate Base Rate Loans based on the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

     (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Credit Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate.

     Section 2.13 Pro Rata Treatment and Payments.

     (a) Each borrowing of Revolving Loans and any reduction of the Revolving Commitments shall be made pro rata according to the respective Revolving Commitment Percentages of the Revolving Lenders. Each payment under this Credit Agreement or any Note shall be applied, first, to any fees then due and owing by the Borrower pursuant to Section 2.6, second, to interest then due and owing in respect of the Credit Party Obligations of the Borrower and, third, to principal then due and owing hereunder and under the Credit Party Obligations of the Borrower. Each payment on account of any fees pursuant to Section 2.6 shall be made pro rata in accordance with the respective amounts due and owing (except as to the portion of the Letter of Credit retained by the Issuing Lender and the Issuing Lender Fees). Each payment (other than prepayments) by the Borrower on account of principal of and interest on the Revolving Loans, the First Lien Term Loan and on the Second Lien Term Loan shall be made pro rata to the Lenders according to the respective amounts due and owing. Prepayments made pursuant to
Section 2.16 shall be applied in accordance with such section. Each mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 2.8(b). All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 2.19(b)) and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's office specified on Schedule 9.2 in Dollars and in immediately available funds not later than 12:00 Noon on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the

LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

     (b) Allocation of Payments After Exercise of Remedies. Notwithstanding any other provisions of this Credit Agreement or any other Credit Document to the contrary, all amounts collected or received by the Administrative Agent or any Lender in respect of the Collateral shall be applied to the Credit Party Obligations as follows:

          FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Administrative Agent with respect to the Collateral under or pursuant to the terms of the Security Documents;

          SECOND, to payment of any fees owed to the Administrative Agent;

          THIRD, to the payment of all reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

          FOURTH, to the payment of all of the First Lien Credit Party Obligations consisting of accrued fees and interest, and including with respect to any Hedging Agreement between any Credit Party and any Lender, or any Affiliate of a Lender, to the extent such Hedging Agreement is permitted by Section 6.3(h), any fees, premiums and scheduled periodic payments due under such Hedging Agreement and any interest accrued thereon;

          FIFTH, to the payment of the outstanding principal amount of the First Lien Credit Party Obligations and the payment or cash collateralization of the outstanding LOC Obligations, and including with respect to any Hedging Agreement between any Credit Party and any Lender, or any Affiliate of a Lender, to the extent such Hedging Agreement is permitted by Section 6.3(h), any breakage, termination or other payments due under such Hedging Agreement and any interest accrued thereon;

          SIXTH, to all other First Lien Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above;

          SEVENTH, to all Second Lien Credit Party Obligations;

          EIGHTH, the payment of the surplus to whomever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH," "SIXTH" and "SEVENTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH," "SIXTH" and "SEVENTH" above, and thereafter pursuant to clause "EIGHTH," in the manner provided in this Section 2.13(b).

     Section 2.14 Non-Receipt of Funds by the Administrative Agent.

     (a) Unless the Administrative Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, in accordance with the terms hereof, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Effective Rate.

     (b) Unless the Administrative Agent shall have been notified in writing by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Administrative Agent may assume that the Borrower has made such payment when due, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, repay to the

Administrative Agent the amount made available to such Lender. If such amount is repaid to the Administrative Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the Administrative Agent on demand interest on such amount in respect of each day from the date such amount was made available by the Administrative Agent to such Lender to the date such amount is recovered by the Administrative Agent at a per annum rate equal to the Federal Funds Effective Rate.

     (c) A certificate of the Administrative Agent submitted to the Borrower or any Lender with respect to any amount owing under this Section 2.14 shall be conclusive in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate.

     Section 2.15 Inability to Determine Interest Rate.

     Notwithstanding any other provision of this Credit Agreement, if (i) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining LIBOR for such Interest Period, or (ii) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR Tranche during such Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower, and the Lenders at least two Business Days prior to the first day of such Interest Period. Unless the Borrower shall have notified the Administrative Agent upon receipt of such telephone notice that they wish to rescind or modify their request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall remain as or be converted into Alternate Base Rate Loans. Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

     Section 2.16 Illegality.

     Notwithstanding any other provision of this Credit Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Credit Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law as Alternate Base Rate Loans. The Borrower hereby agrees to promptly pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate (which certificate shall include a description of the basis for the computation) as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

     Section 2.17 Requirements of Law.

     (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit or any application relating thereto, any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for tax on or determined by reference to the overall net income or profits of such Lender and changes in the rate of such tax);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

          (iii) shall impose on such Lender any other condition;

     and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans or the Letters of Credit or to reduce any amount receivable hereunder or under any Note, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its LIBOR Rate Loans or Letters of Credit. A certificate (which certificate shall include a description of the basis for the computation) as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its

Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material.

     (b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within fifteen
(15) days after demand by such Lender, the Borrower shall pay to such Lender such additional amount as shall be certified by such Lender as being required to compensate it for such reduction. Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Administrative Agent, to the Borrower shall be conclusive absent manifest error.

     (c) The agreements in this Section 2.17 shall survive the termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

     Section 2.18 Indemnity.

     The Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) default by the Borrower in accepting a borrowing after the Borrower has given a notice in accordance with the terms hereof, (c) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section (which certificate shall include a description of the basis for the computation) submitted by any Lender, through the Administrative Agent, to the Borrower (which certificate must be delivered to the Administrative Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

     Section 2.19 Taxes.

     (a) All payments made by the Borrower hereunder or under any Note shall be, except as provided in Section 2.19(b), made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed on or measured by the net income or profits of a Lender pursuant to the laws of (i) the jurisdiction in which it is organized, (ii) the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein or (iii) a jurisdiction in which a Lender is deemed to be doing business and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Credit Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Administrative Agent as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

     (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Credit Agreement pursuant to Section 9.6(d) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) if the Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN or W-8ECI (or successor forms) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Credit Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form W-8BEN or W-8ECI as set forth in clause (i) above, or (x) a certificate substantially in the form of Schedule 2.19 (any such certificate, a "2.19 Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Credit Agreement and under any Note. In addition, each Lender agrees that it will deliver upon the Borrower's request updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Credit Agreement and any Note. Notwithstanding anything to the contrary contained in Section 2.19(a), but subject to the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 2.19(a) hereof to gross-up payments to be made to a Lender in respect of Taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this
Section 2.19(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such Taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.19, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 2.19(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

     (c) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

     (d) If the Borrower pays any additional amount pursuant to this Section
2.19 with respect to a Lender, such Lender shall use reasonable efforts to obtain a refund of tax or credit against its tax liabilities on account of such payment; provided that such Lender shall have no obligation to use such reasonable efforts if either (i) it is in an excess foreign tax credit position or (ii) it believes in good faith, in its sole discretion, that claiming a refund or credit would cause adverse tax consequences to it. In the event that such Lender receives such a refund or credit, such Lender shall pay to the Borrower an amount that such Lender reasonably determines is equal to the net tax benefit obtained by such Lender as a result of such payment by the Borrower. In the event that no refund or credit is obtained with respect to the Borrower's payments to such Lender pursuant to this Section 2.19, then such Lender shall upon request provide a certification that such Lender has not received a refund or credit for such payments. Nothing contained in this Section 2.19(d) shall require a Lender to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount or the basis of its determination referred to in the proviso to the first sentence of this Section 2.19(d) to the Borrower or any other party.

     (e) The agreements in this Section 2.19 shall survive the termination of this Credit Agreement and the payment of the Notes and all other amounts payable hereunder.

     Section 2.20 Indemnification; Nature of Issuing Lender's Duties.

     (a) In addition to its other obligations under Section 2.4, the Borrower hereby agrees to protect, indemnify, pay and save each Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").

     (b) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

     (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to the Borrower. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Government Authority. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

     (d) Nothing in this Section 2.20 is intended to limit the reimbursement obligation of the Borrower contained in Section 2.4(d) hereof. The obligations of the Borrower under this Section 2.20 shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

     (e) Notwithstanding anything to the contrary contained in this Section 2.20, the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender arising out of, and the Borrower shall retain all rights it may have against the Issuing Lender by reason of, the gross negligence or willful misconduct of the Issuing Lender (including action not taken by the Issuing Lender), as determined by a court of competent jurisdiction.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     To induce the Lenders to enter into this Credit Agreement and to make the Extensions of Credit herein provided for, the Credit Parties hereby represent and warrant to the Administrative Agent and to each Lender that:

     Section 3.1 Organization; Qualification; Good Standing; Subsidiaries; Etc.

     (a) Organization and Powers. Each Credit Party is a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization as specified in Schedule 3.1-1 annexed hereto. Each Credit Party has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents and Related Agreements to which it is a party and to carry out the transactions contemplated thereby.

     (b) Qualification and Good Standing. Each Credit Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

     (c) Conduct of Business. The Borrower and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to Section 6.12.

     (d) Subsidiaries. All of the Subsidiaries of the Borrower as of the Closing Date are identified in Schedule 3.1-2 annexed hereto, as such Schedule 3.1-2 may be supplemented from time to time pursuant to the provisions of Section 5.1(p). The Capital Stock of each of the Subsidiaries of the Borrower identified in
Schedule 3.1-2 annexed hereto is duly authorized, validly issued, fully paid and nonassessable and none of such Capital Stock constitutes Margin Stock. Each of the Subsidiaries of the Borrower identified in Schedule 3.1-2 annexed hereto is a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization set forth therein, has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such power and authority has not had and will not have a Material Adverse Effect. Schedule 3.1-2 annexed hereto correctly sets forth for the Borrower and each of its Subsidiaries (i) the ownership interest of the Borrower and each of its Subsidiaries in each of the Subsidiaries of the Borrower identified therein and (ii) the number of issued and outstanding shares of Capital Stock of each such Subsidiary and the owners thereof.

     Section 3.2 Authorization of Borrowing, Etc.

     (a) Authorization of Borrowing. The execution, delivery and performance of the Credit Documents and the Related Agreements have been duly authorized by all necessary corporate, limited liability company or partnership action on the part of each Credit Party that is a party thereto.

     (b) No Conflict. The execution, delivery and performance by the Credit Parties of the Credit Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Credit Documents and such Related Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or the Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any Governmental Authority binding on the Borrower or any of its Subsidiaries, (ii) except as set forth in Schedule 3.2(b), conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of the Administrative Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed on Schedule 3.2(b).

     (c) Governmental Consents. The execution, delivery and performance by Credit Parties of the Credit Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Credit Documents and such Related Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for (i) filings and recordings required to create or protect the Liens contemplated by the Security Documents and (ii) filings required under the federal securities laws disclosing this Agreement and the transactions contemplated hereby.

     (d) Binding Obligation. Each of the Credit Documents and Related Agreements has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     (e) Valid Issuance of Borrower's Capital Stock and the Senior Subordinated Notes.

          (i) Borrower's Capital Stock. The Capital Stock of the Borrower is duly and validly issued, fully paid and nonassessable. Except as set forth in the Stockholders Agreement, no stockholder of the Borrower has or will have any preemptive rights to subscribe for any additional Capital Stock of the Borrower. The issuance and sale of the outstanding Capital Stock of the Borrower either (A) has been registered or qualified under applicable federal and state securities laws or (B) is exempt therefrom.

          (ii) Senior Subordinated Notes. The Borrower had the corporate power and authority to issue the Senior Subordinated Notes at the time they were issued. The Senior Subordinated Notes are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The subordination provisions of the Senior Subordinated Notes are enforceable against the holders thereof and the Loans and all other monetary Credit Party Obligations are within the definition of "Senior Indebtedness" included in such provisions. The Senior Subordinated Notes either (A) have been registered or qualified under applicable federal and state securities laws or (B) are exempt therefrom.

     Section 3.3 Financial Condition.

     The Borrower has heretofore delivered to the Lenders, at the Lenders' request, the following financial statements and information: (a) audited financial statements of the Borrower and its Subsidiaries for the Fiscal Years 2000, 2001 and 2002, consisting of balance sheets and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for such period, (b) unaudited financial statements of the Borrower and its Subsidiaries for the fiscal period from September 26, 2002 to the last day of the most recent Fiscal Quarter ending prior to the Closing Date for which such financial statements are available, consisting of a balance sheet and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for the period ending on such date, (c) a pro forma balance sheet of the Borrower and its Subsidiaries as of December 26, 2002 and
(d) five-year projections for the Borrower and its Subsidiaries, all in reasonable detail and certified by the chief financial officer of the Borrower that (i) with respect to the audited and unaudited financial statements, the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, they fairly present the financial condition of the Borrower and its Subsidiaries as at the dates indicated and (ii) with respect to the pro forma balance sheet and the projections were prepared in good faith based upon, to the best of such officer's knowledge, reasonable assumptions. None of the Borrower nor any of its Subsidiaries has (and will not have following the Closing Date) any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material and adverse in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole.

     Section 3.4 No Material Adverse Change; No Restricted Junior Payments.

     Since September 26, 2002, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by Section 6.6.

     Section 3.5 Title to Properties; Collateral Locations.

     (a) Title to Properties; Liens. The Borrower and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in Section 3.3 or in the most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under Section 6.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

     (b) Real Property. As of the Closing Date, Schedule 3.5 annexed hereto contains a true, accurate and complete list of (i) all fee properties and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Property Asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in
Schedule 3.5 annexed hereto, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and the Credit Parties do not have knowledge of any default that has occurred and is continuing thereunder which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, and each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

     (c) Location of Collateral. Set forth in the Perfection Certificate is (i) a list of all locations where any tangible personal property of the Borrower and its Subsidiaries is located and (ii) the chief executive office and principal place of business of the Borrower and its Subsidiaries as of the Closing Date.

     Section 3.6 Litigation; Adverse Facts.

     There are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of the Borrower or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of the Credit Parties, threatened against or affecting the Borrower or any of its Subsidiaries or any property of the Borrower or any of its Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries (a) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any other Governmental Authority, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     Section 3.7 Financial Condition.

     Except to the extent permitted by Section 5.3, all tax returns and reports of the Borrower and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon the Borrower and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid prior to delinquency. Except as set forth in Schedule 3.7, the Credit Parties know of no proposed tax assessment against the Borrower or any of its Subsidiaries which is not being actively contested by the Borrower or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

     Section 3.8 Contractual Obligations; Restrictive Agreements; Material Contracts.

     (a) Neither the Borrower nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

     (b) Neither the Borrower nor any of its Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     (c) All Material Contracts are in full force and effect and no material defaults currently exist thereunder.

     Section 3.9 Governmental Regulation.

     Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Credit Party Obligations unenforceable.

     Section 3.10 Securities Activities.

     (a) Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

     (b) No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. The Borrower and its Subsidiaries taken as a group do not own Margin Stock except as identified in the financial statements referred to in Section 3.3 and Section
5.1 and the aggregate value of all Margin Stock owned by the Borrower and its Subsidiaries taken as a group does not exceed 25% of the value of their assets.

     Section 3.11 Employee Benefit Plans.

     (a) The Borrower, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Code is so qualified.

     (b) No ERISA Event has occurred or is reasonably expected to occur.

     (c) Except to the extent required under Section 4980B of the Code or except as set forth in Schedule 3.11 annexed hereto, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

     (d) As of the most recent valuation date for any Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $1,000,000.

     (e) As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of the Borrower, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $1,000,000.

     (f) No "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) of $1,000,000 or more has occurred or is reasonably expected to occur.

     Section 3.12 Broker's Fees.

     No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and the Borrower hereby indemnifies the Lenders against, and agrees that it will hold the Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

     Section 3.13 Environmental Protection.

     Except as set forth in Schedule 3.13 annexed hereto:

     (a) neither the Borrower nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (i) any Environmental Law, (ii) any Environmental Claim, or (iii) any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

     (b) neither the Borrower nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. (S) 9604) or any comparable state law;

     (c) there are and, to the Credit Parties' knowledge, have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

     (d) each of the Borrower and its Subsidiaries maintains an environmental management system for its and each of its Subsidiaries' operations that demonstrates a commitment to environmental compliance and includes procedures for (i) preparing and updating written compliance manuals covering pertinent regulatory areas, (ii) tracking changes in applicable Environmental Laws and modifying operations to comply with new requirements thereunder, (iii) training employees to comply with applicable environmental requirements and updating such training as necessary, (iv) performing regular internal compliance audits of each Facility and ensuring correction of any incidents of non-compliance detected by means of such audits, and (v) reviewing the compliance status of off-site waste disposal facilities;

     (e) compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws will not, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect.

Notwithstanding anything in this Section to the contrary, no event or condition has occurred or is occurring with respect to the Borrower or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity, including any matter disclosed on Schedule 3.13 annexed hereto, which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

     Section 3.14 Employee Matters.

     There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the Closing Date and none of the Borrower or any of their Subsidiaries (a) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years or (b) has knowledge of any potential or pending strike, walkout or work stoppage.

     Section 3.15 Solvency.

     Each Credit Party is and, upon the incurrence of any Credit Party Obligations by such Credit Party on any date on which this representation is made, will be, Solvent.

     Section 3.16 Matters Relating to Collateral.

     (a) Creation, Perfection and Priority of Liens. The execution and delivery of the Security Documents by the Credit Parties, together with (i) the actions taken on or prior to the date hereof pursuant to Sections 4.1(d), 4.1(e), 5.10 and 5.11 and the filing of any Uniform Commercial Code financing statements and PTO filings delivered to the Administrative Agent for filing (but not yet filed) and the recording of any Mortgages or amendments to Mortgages delivered to the Administrative Agent for recording (but not yet recorded), and (ii) the delivery to the Administrative Agent of any Pledged Collateral will be, upon the due and proper completion of such filings and recordings, effective to create or to continue in favor of the Administrative Agent for the benefit of the Lenders, as security for the Credit Party Obligations, a valid and perfected First Priority Lien on all of the Collateral, subject to the periodic filing of Uniform Commercial Code continuation statements in respect of Uniform Commercial Code financing statements filed by or on behalf of the Administrative Agent.

     (b) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Credit Party of the Liens purported to be created in favor of the Administrative Agent pursuant to any of the Security Documents or (ii) the exercise by the Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Security Documents or created or provided for by applicable law), except for filings or recordings contemplated by Section 3.16(a) and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

     (c) Absence of Third-Party Filings. Except such as may have been filed in favor of the Administrative Agent as contemplated by Section 3.16(a) or except as such may constitute Permitted Encumbrances, (i) no effective Uniform Commercial Code financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the Intellectual Property is on file in the PTO.

     (d) Margin Regulations. The pledge of the Pledged Collateral pursuant to the Pledge Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     (e) Information Regarding Collateral. All information supplied to the Administrative Agent by or on behalf of any Credit Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

     Section 3.17 Related Agreements.

     The Borrower has delivered to the Lenders complete and correct copies of each Related Agreement and of all exhibits and schedules thereto. Schedule 3.17 annexed hereto lists all Affiliate Agreements as of the Closing Date. Except as set forth in Schedule 3.17 annexed hereto, none of the Related Agreements have been amended, amended and restated, supplemented, restated or otherwise modified on or before the Closing Date since the date any such Related Agreement was first entered into.

     Section 3.18 Disclosure.

     No representation or warranty (except with respect to projections and pro forma financial information that are covered in the next sentence) of the Borrower or any of its Subsidiaries contained in any Credit Document or Related Agreement or in any other document, certificate or written statement furnished to the Lenders by or on behalf of the Borrower or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower or any of its Subsidiaries, in the case of any document not furnished by the Borrower and its Subsidiaries) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to the Credit Parties (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

     Section 3.19 Permits.

     Each of the Credit Parties, prior to and after giving effect to the transactions contemplated by the Credit Documents and the Related Agreements, has such certificates, permits, licenses, franchises, consents, approvals, authorizations and clearances that are material to the condition (financial or otherwise), business or operations of any Credit Party ("Permits") and is (and will be immediately after the consummation of such transactions) in compliance in all respects with all applicable laws as are necessary to own, lease or operate its properties and to conduct its businesses in the manner as presently conducted and to be conducted immediately after the consummation of such transactions except where failure to be in compliance could not reasonably be expected to result in a Material Adverse Effect, and all such Permits are valid and in full force and effect and will be valid and in full force and effect immediately upon consummation of such transactions except for those where the failure to be valid or in effect could not reasonably be expected to result in a Material Adverse Effect. Each of the Credit Parties, prior to and after giving effect to such transactions, is and will be in compliance in all respects with its obligations under such Permits except where failure to be in compliance could not reasonably be expected to result in a Material Adverse Effect, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such Permits except where such revocation or termination could not reasonably be expected to result in a Material Adverse Effect.

     Section 3.20 Indebtedness.

     Except as otherwise permitted under Section 6.1 and Section 6.4, the Borrower and its Subsidiaries have no Indebtedness.

     Section 3.21 Intellectual Property.

     Each of the Borrower and its Subsidiaries owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how, processes and other intellectual property necessary for each of them to conduct its business as currently conducted. Set forth on Schedule 3.21 is a list of all Intellectual Property owned by the Borrower and its Subsidiaries. Except as provided on
Schedule 3.21, no claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property of the Borrower and its Subsidiaries or the validity or effectiveness of any such Intellectual Property, nor do the Borrower or any of its Subsidiaries know of any such claim, and, to the knowledge of the Borrower and its Subsidiaries, the use of such Intellectual Property by the Borrower or any of its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Schedule 3.21 may be updated from time to time by the Borrower to include new Intellectual Property by giving written notice thereof to the Administrative Agent.

     Section 3.22 Investments.

     All Investments of each of the Borrower and its Subsidiaries are Permitted Investments.

     Section 3.23 Tax Shelter Regulations.

     The Borrower does not intend to treat the Loans and the Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans, Letters of Credit and Participation Interests in Swingline Loans and Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     Section 4.1 Conditions to Closing Date and Initial Loans.

     This Credit Agreement shall become effective upon, and the obligation of each Lender to make the initial Revolving Loans, the First Lien Term Loan and the Second Lien Term Loan on the Closing Date is subject to, the satisfaction of the following conditions precedent:

     (a) Execution of Agreement. The Administrative Agent shall have received
(i) counterparts of this Credit Agreement for the Credit Parties, the Administrative Agent and each Lender, (ii) for the account of each Revolving Lender, FLTL Lender and SLTL Lender, a Revolving Note, First Lien Term Note and the Second Lien Term Note, as applicable, (iii) for the account of the Swingline Lender, the Swingline Note, and (iv) counterparts of the Security Agreement, the Pledge Agreement, each Mortgage and each other Security Document, in each case conforming to the requirements of this Credit Agreement and executed by a duly authorized officer of each party thereto

     (b) Authority Documents. The Administrative Agent shall have received the following, together with a secretary's certificate in substantially the form of
Schedule 4.1-1 annexed hereto:

          (i) Certificates of Incorporation; Charter Documents. Copies of the certificates of incorporation or other charter documents, as applicable, of each Credit Party certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation and by a secretary or assistant secretary of such Credit Party as of the Closing Date to be true and correct and in force and effect as of the Closing Date

          (ii) Resolutions. Copies of resolutions of the board of directors or comparable managing body of each Credit Party approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

          (iii) Bylaws. A copy of the bylaws or comparable operating agreement of each Credit Party certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

          (iv) Good Standing. Copies of (A) certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of the Borrower and its Subsidiaries in such state and (B) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

          (v) Incumbency. An incumbency certificate of each Credit Party certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

     (c) Legal Opinions of Counsel. The Administrative Agent shall have received opinions of legal counsel for the Credit Parties, dated the Closing Date and addressed to the Administrative Agent and the Lenders, which opinions shall provide, among other things, that the execution and delivery of the Credit Documents by the Credit Parties and the consummation of the transactions contemplated thereby will not violate the corporate instruments and material agreements of the Credit Parties, and shall otherwise be in form and substance acceptable to the Administrative Agent and the Lenders.

     (d) Personal Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent:

          (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Lenders' security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

          (ii) Uniform Commercial Code financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent's sole discretion, to perfect the Lenders' security interests in the Collateral;

          (iii) duly executed consents as are necessary, in the Administrative Agent's sole discretion, to perfect the Lenders' security interest in the Collateral; and

          (iv) an copy of the Perfection Certificate duly executed by the Borrower.

     (e) Real Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, fully executed and notarized Mortgage (with appropriate legal descriptions attached) or an amendment to an existing Mortgage for each property set forth on Schedule 4.1-2 (each a "Mortgaged Property") and (ii) to the extent required by the Administrative Agent, an opinion of counsel to the applicable Credit Parties for each State in which a Mortgaged Property is located.

     (f) Liability, Casualty, Business Interruption and Environmental Insurance. The Administrative Agent shall have received copies of insurance policies or certificates of insurance evidencing liability, casualty, business interruption and environmental insurance meeting the requirements set forth herein or in the Security Documents. The Administrative Agent shall be named as loss payee, mortgagee and/or additional insured, as its interest may appear, on all such insurance policies for the benefit of the Lenders.

     (g) Fees. The Administrative Agent and the Lenders shall have received all fees, if any, owing pursuant to the Fee Letter and Section 2.6.

     (h) Litigation. There shall not exist any pending, ongoing or threatened litigation or investigation affecting or relating (i) to the Credit Parties or any of their Subsidiaries, or (ii) this Credit Agreement or the other Credit Documents that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date which, in the case of clause (i), could be reasonably expected to have a Material Adverse Effect.

     (i) Solvency Certificate. The Administrative Agent shall have received an officer's certificate for the Credit Parties prepared by the chief financial officer of the Borrower as to the financial condition, solvency and related matters of the Borrower and of the Credit Parties taken as a whole, in each case after giving effect to the initial borrowings under the Credit Documents, in substantially the form of Schedule 4.1-3 hereto.

     (j) Account Designation Letter. The Administrative Agent shall have received the executed Account Designation Letter in the form of Schedule 1.1(a) hereto.

     (k) Consents. The Administrative Agent shall have received evidence that all governmental, shareholder and material third party consents and approvals necessary in connection with the financings and other transactions contemplated hereby have been obtained and all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of such transactions.

     (l) Compliance with Laws. The financings and other transactions contemplated hereby shall be in compliance in all material respects with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations).

     (m) Bankruptcy. There shall be no bankruptcy or insolvency proceedings with respect to any Credit Party.

     (n) Material Adverse Effect. No material adverse change shall have occurred since September 26, 2002 in the business, properties, prospects, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole.

     (o) Financial Statements. The Administrative Agent shall have received copies of the financial statements referred to in Section 3.3 hereof, each in form and substance satisfactory to it.

     (k) Termination of Existing Indebtedness. All existing Indebtedness for borrowed money of the Credit Parties (other than the Indebtedness under the Existing Credit Agreement that will be refinanced pursuant to this Agreement and Indebtedness permitted by Section 6.1) shall have been repaid in full and terminated and all Liens relating thereto shall have been terminated.

     (r) Officer's Certificates. The Administrative Agent shall have received a certificate or certificates executed by a responsible officer of the Borrower as of the Closing Date stating that (i) no action, suit, investigation or proceeding is pending, ongoing or, to the knowledge of any Credit Party, threatened in any court or before any other Governmental Authority that purports to affect any Credit Party or any other transaction contemplated by the Credit Documents, which action, suit, investigation or proceeding could be reasonably expected to have a Material Adverse Effect and (ii) immediately after giving effect to this Credit Agreement, the other Credit Documents, and all the transactions contemplated therein to occur on such date, (A) no Default or Event of Default exists, (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and
(C) the Credit Parties are in compliance with each of the financial covenants set forth in Section 6.6.

     (s) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Credit Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

     Section 4.2 Conditions to All Extensions of Credit.

     The obligation of each Lender to make any Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

     (a) Representations and Warranties. The representations and warranties made by the Credit Parties herein, in the Security Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct on and as of the date of such Extension of Credit as if made on and as of such date except to the extent such representations and warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

     (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

     (c) Compliance with Commitments. Immediately after giving effect to the making of any such Extension of Credit (and the application of the proceeds thereof), the sum of outstanding Revolving Loans plus outstanding Swingline Loans plus LOC Obligations shall not exceed the Revolving Committed Amount.

     (c) Additional Conditions to Revolving Loans. If a Revolving Loan is requested, all conditions set forth in Section 2.1 shall have been satisfied.

     (d) Additional Conditions to Letters of Credit. If the issuance of a Letter of Credit is requested, all conditions set forth in Section 2.4 shall have been satisfied.

     (e) Additional Conditions to Swingline Loans. If a Swingline Loan is requested, all conditions set forth in Section 2.5 shall have been satisfied.

     Each request for an Extension of Credit and each acceptance by the Borrower of any such Extension of Credit shall be deemed to constitute representations and warranties by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a) through (e) of this Section have been satisfied.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

     The Credit Parties hereby covenant and agree that on the Closing Date, and thereafter for so long as this Credit Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations (other than inchoate indemnification and reimbursement obligations) together with interest, Commitment Fees and all other amounts owing to the Administrative Agent or any Lender hereunder and under the other Credit Documents, are paid in full, the Credit Parties shall, and shall cause each of their Subsidiaries, to perform the covenants set forth in this Article V.

     Section 5.1 Financial Statements and Other Reports.

     The Borrower will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. The Borrower will deliver to the Administrative Agent and the
Lenders:

     (a) Monthly Financials. As soon as available and in any event within 30 days after the end of each month ending after the Closing Date, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail and certified by the chief financial officer of the Borrower that they fairly present, in all material respects, the financial condition of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments;

     (b) Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year and within 90 days after the end of the fourth Fiscal Quarter of each Fiscal Year, (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail and certified by the chief financial officer of the Borrower that they fairly present, in all material respects, the financial condition of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (ii) a narrative report describing the operations of the Borrower and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter;

     (c) Year-End Financials. As soon as available and in any event within 90 days after the end of each Fiscal Year, (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of the Borrower that they fairly present, in all material respects, the financial condition of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (ii) a narrative report describing the operations of the Borrower and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and (iii) in the case of such consolidated financial statements, a report thereon of Deloitte & Touche LLP or other independent certified public accountants of recognized national standing selected by the Borrower, which report shall be unqualified, shall express no doubts about the ability of the Borrower and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

     (d) Officers' and Compliance Certificates. (i) Together with each delivery of financial statements of the Borrower and its Subsidiaries pursuant to subsections (a), (b) and (c) above, an Officers' Certificate of the Borrower stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes a Default or an Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto; and
(ii) together with each delivery of financial statements of the Borrower and its Subsidiaries pursuant to subsections (b) and (c) above, a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the negative covenants contained in Article VI;

     (e) Reconciliation Statements. If, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in Section 3.3, the consolidated financial statements of the Borrower and its Subsidiaries delivered pursuant to subsections (a), (b), (c) or (m) of this Section 5.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subsections had no such change in accounting principles and policies been made, then (i) together with the first delivery of financial statements pursuant to subsections (a), (b), (c) or (m) of this
Section 5.1 following such change, consolidated financial statements of the Borrower and its Subsidiaries for (A) the current Fiscal Year to the effective date of such change and (B) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (ii) together with each delivery of financial statements pursuant to subsections (a),
(b), (c) or (m) of this Section 5.1 following such change, a written statement of the chief accounting officer or chief financial officer of the Borrower setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in Section 6.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

     (f) Accountants' Certification. Together with each delivery of consolidated financial statements of the Borrower and its Subsidiaries pursuant to subsection
(c) above, a written statement by the independent certified public accountants giving the report thereon (i) stating that their audit examination has included a review of the terms of this Agreement and the other Credit Documents as they relate to accounting matters, (ii) stating whether, in connection with their audit examination, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of their audit examination, and (iii) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subsection (d) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (ii) of subsection (d) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

     (g) Accountants' Reports. Promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to the Borrower by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of the Borrower and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

     (h) SEC Filings and Press Releases. Promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by the Borrower to its security holders or by any Subsidiary of the Borrower to its security holders other than the Borrower or another Subsidiary of the Borrower, (ii) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by the Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any Governmental Authority or private regulatory authority, and (iii) all press releases and other statements made available generally by the Borrower or any of its Subsidiaries to the public concerning material developments in the business of the Borrower or any of its Subsidiaries; provided, however, the Borrower shall not be required to deliver the foregoing information to (A) the Administrative Agent and the Lenders if such information is readily available to such Persons through an online service such as EDGAR, unless specifically required by the Administrative Agent and (B) the Lenders to the extent such information has been delivered to the Administrative Agent and the Borrower has confirmed that such information has been made available to the Lenders by the Administrative Agent through an online service such as IntraLinks or otherwise distributed by the Administrative Agent to the Lenders;

     (i) Events of Default, etc. Promptly (but in any event within two (2) Business Days thereof) upon any officer of a Credit Party obtaining knowledge
(i) of any condition or event that constitutes a Default or an Event of Default, or becoming aware that any Lender has given any notice (other than to the Administrative Agent) or taken any other action with respect to a claimed Default or Event of Default, (ii) that any Person has given any notice to the Borrower or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 7.1(b),
(iii) of any condition or event that would be required to be disclosed in a current report filed by the Borrower with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) or (iv) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Default or Event of Default, default, event or condition, and what action the Credit Parties have taken, are taking and propose to take with respect thereto;

     (j) Litigation or Other Proceedings. Promptly upon any officer of any Credit Party obtaining knowledge of (i) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting the Borrower or any of its Subsidiaries or any property of the Borrower or any of its Subsidiaries (collectively, "Proceedings") not previously disclosed in writing by a Credit Party to the Lenders or (ii) any material development in any Proceeding that, in any case:

          (A) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect; or

          (B) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

written notice thereof together with such other information as may be reasonably available to the Credit Parties to enable the Lenders and their counsel to evaluate such matters;

     (k) ERISA Events. Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event that could reasonably be expected to result in a material liability, a written notice specifying the nature thereof, what action the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

     (l) ERISA Notices. With reasonable promptness, copies of (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (ii) all notices received by the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event that could reasonably be expected to result in a material liability; and (iii) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as the Administrative Agent shall reasonably request;

     (m) Financial Plans. As soon as practicable and in any event no later than 30 days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year (the "Financial Plan" for such Fiscal
Year), including (i) forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, and (ii) such other information and projections as any Lender may reasonably request;

     (n) Insurance. As soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to the Administrative Agent outlining all material insurance coverage maintained as of the date of such report by the Borrower and its

Subsidiaries and all material insurance coverage planned to be maintained by the Borrower and its Subsidiaries in the immediately succeeding Fiscal Year;

     (o) Board of Directors. With reasonable promptness, written notice of any change in the Board of Directors of the Borrower;

     (p) New Subsidiaries. Promptly upon any Person becoming a Subsidiary of the Borrower, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of the Borrower and (b) all of the data required to be set forth in Schedule 3.1-2 annexed hereto with respect to all Subsidiaries of the Borrower (it being understood that such written notice shall be deemed to supplement Schedule 3.1-2 annexed hereto for all purposes of this Agreement);

     (q) Material Contracts. Promptly, and in any event within 10 Business Days after any Material Contract of the Borrower or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to the Borrower or such Subsidiary, as the case may be, a written statement describing such event with copies of such material amendments, and an explanation of any actions being taken with respect thereto;

     (r) Uniform Commercial Code Search Report. As promptly as practicable after the filing by the Administrative Agent of any Uniform Commercial Code financing statement pursuant to the terms hereof or the Security Documents, copies of completed Uniform Commercial Code searches evidencing the proper filing, recording and indexing of all such Uniform Commercial Code financing statement and listing all other effective financing statements that name such Credit Party as debtor, together with copies of all such other financing statements not previously delivered to the Administrative Agent by or on behalf of the Borrower or such Credit Party;

     (s) Collateral Information. Upon the reasonable request of the Administrative Agent, the Borrower shall provide to the Administrative Agent (i) an updated list of all locations of any Collateral and (ii) an updated list of any or all of the Intellectual Property of the Borrower and its Subsidiaries.

     (t) Asset Dispositions, Etc. Within 90 days after the end of each Fiscal Year of the Borrower, a certificate containing information regarding the amount of all Asset Dispositions, Debt Issuances, and Equity Issuances that were made during the prior Fiscal Year and amounts received in connection with any Recovery Event during the prior Fiscal Year together with a statement demonstrating a calculation of Excess Cash Flow;

     (u) Environmental Report. As soon as practicable and in any event within 30 days after the end of each Fiscal Year, a management report in form and substance satisfactory to the Administrative Agent summarizing the status of any environmental remediation actions taken by the Borrower and its Subsidiaries during the previous Fiscal Year, any reserves established by the Borrower and its Subsidiaries with respect to such remediation actions, all expenses incurred by the Borrower and its Subsidiaries in connection with such remediation actions and any change to the Borrower's environmental insurance coverage;

     (v) Notice of Reportable Transaction Treatment. Promptly after the Borrower has notified the Administrative Agent of its intention to treat the Loans and the Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form; and

     (w) Other Information. With reasonable promptness, such other information and data with respect to the Borrower or any of its Subsidiaries as from time to time may be reasonably requested by any Lender through the Administrative Agent.

     Section 5.2 Corporate Existence, Etc.

     Except as permitted under Section 6.7, the Borrower will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, however that neither the Borrower nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Board of Directors of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, such Subsidiary or the Lenders.

     Section 5.3 Payment of Taxes, Claims and Other Obligations; Tax Consolidation.

     (a) The Borrower will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (i) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (ii) in the case of a charge or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

     (b) The Borrower will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than the Borrower or any of its Subsidiaries).

     Section 5.4 Maintenance of Properties; Insurance.

     (a) Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of the

Borrower and its Subsidiaries (including all Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

     (b) Insurance. The Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance, casualty insurance and environmental insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Borrower and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry; provided that environmental insurance shall not be required for properties in a state where any environmental liabilities or losses would be indemnified or reimbursed by a trust fund established by such state and such trust fund is solvent. Without limiting the generality of the foregoing, the Borrower will maintain or cause to be maintained (i) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (ii) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to the Administrative Agent in its commercially reasonable judgment. Each such policy of insurance shall (A) name the Administrative Agent for the benefit of the Lenders as an additional insured thereunder as its interests may appear and (B) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent for the benefit of the Lenders as the loss payee or mortgagee thereunder and provides for at least 30 days prior written notice to the Administrative Agent of any modification or cancellation of such policy.

     Section 5.5 Books and Records; Inspection Rights; Lender Meeting.

     (a) Books and Records; Inspection Rights. The Borrower shall, and shall cause each of its Subsidiaries, to keep proper books of records and account in which complete entries consistent with sound business practices sufficient to support the preparation of financial statements conforming with GAAP shall be made of its dealings and transactions in relation to its businesses and activities. The Borrower shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of the Borrower or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that the Borrower may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

     (b) Lender Meeting. The Borrower will, upon the request of the Administrative Agent or the Required Lenders, participate in a meeting of the Administrative Agent and the

Lenders once during each Fiscal Year to be held at the Borrower's corporate offices (or at such other location as may be agreed to by the Borrower and the Administrative Agent) at such time as may be agreed to by the Borrower and the Administrative Agent.

     Section 5.6 Compliance with Laws, Etc.

     The Borrower shall comply, and shall cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including all Environmental Laws), noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

     Section 5.7 Environmental Review and Investigation, Disclosure, Etc.

     (a) Environmental Review and Investigation. The Borrower agrees that the Administrative Agent may, from time to time and in its reasonable discretion,
(i) retain, at the Borrower's expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials prepared by or for the Borrower and (ii) in the event (A) the Administrative Agent reasonably believes that the Borrower has breached any representation, warranty or covenant contained in Sections 3.6, 3.13, 5.6, 5.7 or 5.8 or that there has been a material violation of Environmental Laws at any Facility or by the Borrower or any of its Subsidiaries at any other location or
(B) an Event of Default has occurred and is continuing, subject to the terms of any applicable lease, conduct its own investigation of any Facility; provided that, in the case of any Facility no longer owned, leased, operated or used by the Borrower or any of its Subsidiaries, the Borrower shall only be obligated to use its best efforts to obtain permission for the Administrative Agent's professional consultant to conduct an investigation of such Facility. For purposes of conducting such a review and/or investigation, subject to the terms of any applicable lease, the Borrower hereby grants to the Administrative Agent and its agents, employees, consultants and contractors the right to enter into or onto any Facilities currently owned, leased, operated or used by the Borrower or any of its Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by the Borrower and the Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. The Borrower and the Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of the Administrative Agent pursuant to this Section will be obtained and shall be used by the Administrative Agent and the Lenders for the purposes of the Lenders' internal credit decisions, to monitor and police the Loans and to protect the Lenders' security interests created by the Credit Documents. The Administrative Agent agrees to deliver a copy of any such report to the Borrower with the understanding that the Borrower acknowledges and agrees that (1) it will indemnify and hold harmless the Administrative Agent and each Lender from any costs, losses or liabilities relating to the Borrower's use of or reliance on such report, (2) neither the Administrative Agent nor any Lender makes any representation or warranty with respect to such report, and (3) by delivering such report to the Borrower, neither the Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

     (b) Environmental Disclosure. The Borrower will deliver to the Administrative Agent and the Lenders:

          (i) Environmental Audits and Reports. As soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of the Borrower or any of its Subsidiaries or by independent consultants, Governmental Authorities or any other Persons, with respect to significant environmental matters at any Facility which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or with respect to any Environmental Claims which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

          (ii) Notice of Certain Releases, Remedial Actions, Etc. Promptly upon the occurrence thereof, written notice describing in reasonable detail (A) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a material adverse effect on the facility or facilities where the Release occurred, and (B) any remedial action taken by the Borrower or any other Person in response to (1) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a material adverse effect on the facility or facilities where the Hazardous Materials Activities occurred, or (2) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a material adverse effect on the facility or facilities to which the Environmental Claims relate;

          (iii) Written Communications Regarding Environmental Claims, Releases, Etc. As soon as practicable following the sending or receipt thereof by the Borrower or any of its Subsidiaries, a copy of any and all written communications with respect to (A) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a material adverse effect on the facility or facilities to which such Environmental Claims relate, (B) any Release required to be reported to any federal, state or local governmental or regulatory agency the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a material adverse effect on the facility or facilities to which the Environmental Claims relate, and (C) any request for information from any governmental agency that suggests such agency is investigating whether the Borrower or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity that, individually or in the aggregate, have a reasonable possibility of resulting in a material adverse effect on the facility or facilities at which the Hazardous Materials Activity occurred;

          (iv) Notice of Certain Proposed Actions Having Environmental Impact. Prompt written notice describing in reasonable detail (A) any proposed acquisition of stock, assets, or property by the Borrower or any of its Subsidiaries that could reasonably be expected to (1) expose the Borrower or any of its Subsidiaries to, or result in, Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a material adverse effect on the facility or facilities to which the Environmental Claims relate or (2) affect the ability of the Borrower or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by the Borrower or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject the Borrower or any of its Subsidiaries to any material additional obligations or requirements under any Environmental Laws; and

          (v) Other Information. With reasonable promptness, such other documents and information as from time to time may be reasonably requested by the Administrative Agent in relation to any matters disclosed pursuant to this Section.

     Section 5.8 Hazardous Materials Activities; Environmental
Claims/Violations.

     (a) Remedial Actions Relating to Hazardous Materials Activities. The Borrower shall, to the extent required by applicable law and orders of Governmental authorities having jurisdiction, promptly undertake, and shall cause each of its Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing, abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials Activity on, under or about any Facility that is in violation of any Environmental Laws. In the event the Borrower or any of its Subsidiaries undertakes any such action with respect to any Hazardous Materials, the Borrower or such Subsidiary shall conduct and complete such action in compliance with all applicable Environmental Laws and in accordance with the policies, orders and directives of all federal, state and local Governmental Authorities except when, and only to the extent that, the Borrower's or such Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by the Borrower or such Subsidiary.

     (b) Actions with Respect to Environmental Claims and Violations of Environmental Laws. The Borrower shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any material violation of applicable Environmental Laws by the Borrower or its Subsidiaries except when, and only to the extent that, the Borrower's or such Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by the Borrower or such Subsidiary and (ii) make an appropriate response to any Environmental Claim against the Borrower or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder.

     Section 5.9 Additional Guarantors.

     The Credit Parties will cause each of their Domestic Subsidiaries, whether newly formed, after acquired or otherwise existing, to promptly (and in any event within 30 days (or such longer period of time as agreed to by the Administrative Agent) after its formation or acquisition) become a Guarantor hereunder by way of execution of a Joinder Agreement. The guaranty obligations of any such Additional Credit Party shall be secured by, among other things, the Collateral (subject to prohibitions on the granting of security interests imposed by state gaming laws and regulations with regard to any gaming license and related assets used by the Credit Parties) of the Additional Credit Party and a pledge of 100% of the Capital Stock or other equity interest of its Domestic Subsidiaries and a pledge by the Borrower or other Credit Party which is the owner of the Capital Stock or other equity interest in such Subsidiary of 100% of such Capital Stock or other equity interest. The Credit Parties shall deliver to the Administrative Agent, together with a Joinder Agreement, (a) certified copies of such Additional Credit Party's Certificate or Articles of Incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which such Person is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each to be dated a recent date prior to their delivery to the Administrative Agent, (b) a copy of such Additional Credit Party's Bylaws, certified to be in full force and effect by its corporate secretary or an assistant secretary as of a recent date prior to their delivery to the Administrative Agent, (c) a certificate executed by the secretary or an assistant secretary of such Additional Credit Party as to (i) the fact that the attached resolutions of the Board of Directors of such Additional Credit Party approving and authorizing the execution, delivery and performance of the Joinder Agreement are in full force and effect and have not been modified or amended and (ii) the incumbency and signatures of the officers of such Additional Credit Party executing such Joinder Agreement, and (d) an opinion of counsel to such Additional Credit Party, in form and substance satisfactory to the Administrative Agent and its counsel, as to (i) the due organization and good standing of such Additional Credit Party, (ii) the due authorization, execution and delivery by such Additional Credit Party of such Joinder Agreement, (iii) the enforceability of such Joinder Agreement against such Additional Credit Party, and (iv) such other matters (including matters relating to the creation and perfection of Liens in any Collateral pursuant to such Joinder Agreement and the Security Documents) as the Administrative Agent may reasonably request, all of the foregoing to be satisfactory in form and substance to the Administrative Agent and its counsel.

     Section 5.10 Pledged Assets.

     Each Credit Party will, and will cause each of its Subsidiaries to, grant a First Priority Lien (subject in each case to Permitted Liens) in favor of the Administrative Agent in its real and personal property pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request, provided, no Lien shall be granted by any Credit Party in favor of the Administrative Agent (a) if any such security interest is prohibited by applicable state gaming laws and regulations with regard to any gaming license and related assets used by such Credit Party or (b) on any leasehold interest held by a

Credit Party in any leased store property. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants regarding personal property as set forth in the Security Documents.

     Section 5.11 Matters Relating to Additional Real Property Collateral.

     (a) Additional Real Property Collateral. From and after the Closing Date, in the event that (i) the Borrower or any Guarantor acquires any fee interest in real property or (ii) at the time any Person becomes a Guarantor, such Person owns or holds any fee interest in real property, in either case excluding (x) any such Real Property Asset the encumbrancing of which requires the consent of any applicable then-existing senior lienholder, where the Borrower and its Subsidiaries are unable to obtain such senior lienholder's consent or (y) so long as no Event of Default shall have occurred and be continuing, any such Real Property Asset that the Borrower or such Guarantor intends to sell and lease back in accordance with Section 6.8 within 270 days of the date of acquisition of such Real Property Asset or the date such Person becomes a Guarantor, as the case may be (any such non-excluded Real Property Asset described in the foregoing clauses (i) or (ii) being an "Additional Mortgaged Property"), the Borrower will promptly notify the Administrative Agent of that fact and the Borrower or such Guarantor shall deliver to the Administrative Agent, within 30 days after such Person acquires such Additional Mortgaged Property or becomes a Guarantor (or such longer period of time as agreed to by the Administrative Agent) or, in the case of any such Real Property Asset which was excluded from being an Additional Mortgaged Property pursuant to clause (y) above, and which was not sold and leased back within the applicable 270-day period, within 30 days of the expiration of such 270-day period, as the case may be, the following:

          (A) Additional Mortgage. A fully executed and notarized Mortgage (an "Additional Mortgage"), duly recorded in all appropriate places in all applicable jurisdictions, encumbering the interest of such Credit Party in such Additional Mortgaged Property;

          (B) Opinions of Counsel. Unless otherwise approved by the Administrative Agent, with respect to each Additional Mortgaged Property with a fair market value of $2,500,000 or more or which Additional Mortgaged Property is located in a jurisdiction as to which the Administrative Agent, the Lenders or their predecessors under the Existing Credit Agreement have not previously received an opinion as to the enforceability of the form of Mortgage to be executed with respect to such Mortgaged Property (1) a favorable opinion of counsel to such Credit Party, in form and substance satisfactory to the Administrative Agent and its counsel, as to the due authorization, execution and delivery by such Credit Party of such Additional Mortgage and such other matters as the Administrative Agent may reasonably request, and (2) an opinion of counsel (which counsel shall be reasonably satisfactory to the Administrative Agent) in the state in which such Additional Mortgaged Property is located with respect to the enforceability of the form of Additional Mortgage to be recorded in such states and such other matters (including any matters governed by the laws of such state regarding personal property security interests in respect of any Collateral) as the Administrative

     Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent;

          (C) Title Insurance. Unless otherwise approved by the Administrative Agent, with respect to each Additional Mortgaged Property with a fair market value of $2,500,000 or more or if any Credit Party is purchasing title insurance or is otherwise being provided with title insurance with respect to such Additional Mortgaged Property, an ALTA mortgagee title insurance policy or an unconditional commitment therefor (an "Additional Mortgage Policy") with respect to such Additional Mortgaged Property, in an amount satisfactory to the Administrative Agent, insuring fee simple title to such Additional Mortgaged Property vested in such Credit Party and assuring the Administrative Agent that such Additional Mortgage creates a valid and enforceable First Priority mortgage Lien on such Additional Mortgaged Property, subject only to a standard survey exception, which Additional Mortgage Policy (1) shall include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by the Administrative Agent and (2) shall provide for affirmative insurance and such reinsurance as the Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent;

          (D) Title Report. Unless otherwise approved by the Administrative Agent, a title report issued by a title company with respect thereto, in form and substance satisfactory to the Administrative Agent, and copies of all recorded documents listed as exceptions to title or otherwise referred to in such title report;

          (E) Matters Relating to Flood Hazard Properties. (1) Evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to (x) whether such Additional Mortgaged Property is a Flood Hazard Property and (y) if so, whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, (2) if such Additional Mortgaged Property is a Flood Hazard Property, such Credit Party's written acknowledgement of receipt of written notification from the Administrative Agent (x) that such Additional Mortgaged Property is a Flood Hazard Property and (y) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (3) in the event such Additional Mortgaged Property is a Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, evidence that the Borrower has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System; and

          (F) Environmental Audit. Unless otherwise approved by the Administrative Agent, reports and other information, in form, scope and substance satisfactory to the Administrative Agent, concerning any environmental hazards or liabilities to which the Borrower or any of its Subsidiaries may be subject with respect to such Additional Mortgaged Property.

     (b) Florida Real Property. In the event that the real property securing the Credit Party Obligations located in the State of Florida increases in value after the Closing Date by an amount that the Administrative Agent in the exercise of its reasonable discretion deems to be material, then the Borrower hereby agrees upon request by the Administrative Agent to amend the Mortgages on the Florida real property to reflect such increase in value and to pay any recording or other real property taxes or fees arising as a result of such increased value and the recording of such amendments.

     Section 5.12 Interest Rate Protection.

     At all times after the date which is 90 days after the Closing Date, the Borrower shall maintain in effect one or more Hedging Agreements with respect to the Loans, in an aggregate notional principal amount of not less than 50% of the Term Loans borrowed or outstanding on the Closing Date, each such Hedging Agreement to be in form and substance satisfactory to the Administrative Agent and with a term of not less than three years after the Closing Date.

     Section 5.13 Use of Proceeds.

     The proceeds of the Extensions of Credit shall be used solely by the Borrower as follows:

     (a) with respect to the Loans, to (i) refinance certain existing indebtedness of the Borrower, (ii) pay fees and expenses in connection with the Credit Documents and (iii) provide for working capital and other general corporate purposes of the Borrower and its Subsidiaries.

     (b) the Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

     Section 5.14 Post-Closing Covenants.

     (a) Mortgages. Within 60 days after the Closing Date (or such extended period of time as agreed to by the Administrative Agent), the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a fully executed and notarized Mortgage (with an appropriate legal description attached) for each real property owned by the Credit Parties (other than certain real properties that are excluded with the consent of the Administrative Agent) with respect to which the Administrative Agent has not previously received a Mortgage.

     (b) UCC Terminations. Within 90 days after the Closing Date (or such extended period of time as agreed to by the Administrative Agent), the Administrative Agent shall have received copies of Uniform Commercial Code termination statements with respect to all Uniform Commercial Code filings naming a Credit Party as debtor and Voicestream Wireless Corp. as secured party.

     Section 5.15 Further Assurances.

     Upon the request of the Administrative Agent promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to maintain in favor of the Administrative Agent, for the benefit of the Lenders, Liens on the Collateral that are duly perfected in accordance with all applicable Requirements of Law.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

     The Credit Parties hereby covenant and agree that on the Closing Date, and thereafter for so long as this Credit Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations (except for inchoate indemnification and reimbursement obligations) together with interest, Commitment Fees and all other amounts owing to the Administrative Agent or any Lender hereunder and under the other Credit Documents, are paid in full, the Credit Parties and their Subsidiaries shall be subject to the restrictions set forth in this Article VI.

     Section 6.1 Indebtedness.

     The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

     (a) the Credit Parties may become and remain liable with respect to the Credit Party Obligations;

     (b) the Borrower and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by Section 6.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

     (c) the Borrower and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases and Indebtedness incurred in the ordinary course of business to finance the cost of acquisition or the cost of construction, improvement or remodeling of an asset used in the business of the Borrower and its Subsidiaries; provided that (i) the principal amount of such Indebtedness does not exceed the sum of 100% of such cost of acquisition plus the reasonable fees and expenses incurred in connection therewith, (ii) any lien or encumbrance securing such Indebtedness is placed on such asset not more than 90 days after its acquisition or the completion of construction, improvement or remodeling, as the case may be; and (iii) the aggregate amount of Indebtedness in respect of such Capital Leases and other Indebtedness does not exceed $35,000,000 at any time outstanding;

     (d) the Borrower may become and remain liable with respect to Indebtedness to any Guarantor, and any Guarantor may become and remain liable with respect to Indebtedness to the Borrower or any other Guarantor; provided that (i) all such intercompany Indebtedness shall be evidenced by promissory notes and such promissory notes shall be delivered to the Administrative Agent together with such allonges or endorsements as the Administrative Agent may require, (ii) all such intercompany Indebtedness owed by the Borrower to any of the Guarantors shall be subordinated in right of payment to the payment in full of the Credit Party Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, (iii) any payment by any Guarantor under the Guaranty shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by such Guarantor to the Borrower or to any other Guarantor for whose benefit such payment is made and (iv) notwithstanding any other term in this Section 6.1 or in any other Section of the Credit Agreement to the contrary, the amount of intercompany Indebtedness owed to R&H Maxxon, Inc. and Kangaroo, Inc. and incurred by the Borrower and the other Guarantors (if any) after the Closing Date, when combined with the amount of Investments in R&H Maxxon, Inc. and Kangaroo, Inc. made pursuant to Section 6.3(b), shall not exceed $100,000 at any time outstanding;

     (e) the Borrower and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 6.1 annexed hereto and renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the Closing Date and as the date of such renewal, refinancing or extension;

     (f) the Borrower may remain liable with respect to Indebtedness under the Senior Subordinated Notes and renewals, refinancings or extensions thereof on terms similar to the Senior Subordinated Notes and otherwise acceptable to the Administrative Agent;

     (g) the Borrower may become and remain liable with respect to unsecured subordinated indebtedness in an amount not to exceed $50,000,000, provided that
(i) the terms and conditions of such subordinated indebtedness shall be the same as those of the Senior Subordinated Notes or as is otherwise approved by the Required Lenders and (ii) after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof, the Borrower is in pro forma compliance with Section 6.6 and no Event of Default has occurred and is continuing or would otherwise arise as a result of the incurrence of the Indebtedness; and

     (h) the Borrower and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $10,000,000 at any time outstanding.

     Section 6.2 Liens and Related Matters.

     (a) Prohibition on Liens. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any State or under any similar recording or notice statute, except the following Liens shall be permitted (the "Permitted Liens"):

          (i) Permitted Encumbrances;

          (ii) Liens granted pursuant to the Security Documents;

          (iii) Liens existing as of the Closing Date and described in Schedule
     6.2 annexed hereto; provided that (A) no such Lien shall at any time be extended to cover property or assets other than the property or assets subject thereto on the Closing Date and (B) the principal amount of the Indebtedness secured by such Liens shall not be increased, extended, renewed, refunded or refinanced except as permitted pursuant to the terms of Section 6.1;

          (iv) purchase money Liens securing Indebtedness (and refinancings thereof) permitted under Section 6.1(c);

          (v) Cash collateral securing letters of credit (other than Letters of Credit issued hereunder) in an amount not to exceed $40,000,000; and

          (vi) other Liens securing Indebtedness in an aggregate amount not to exceed $5,000,000 at any time outstanding.

     (b) Equitable Lien in Favor of the Lenders. If the Borrower or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Permitted Liens, it shall make or cause to be made effective provision whereby the Credit Party Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by the Required Lenders to the creation or assumption of any such Lien that is not a Permitted Lien.

     (c) No Further Negative Pledges. Except with respect to (i) specific property encumbered to secure Indebtedness permitted pursuant to the terms of
Section 6.1(c) or to be sold pursuant to an executed agreement with respect to an asset sale permitted pursuant to the terms of Section 6.7, or (ii) subject to compliance with Section 6.12, prohibitions on Liens imposed by the gaming laws and regulations of the state of South Carolina with regard to Global Communications, Inc.'s gaming license and assets related to its video poker and lottery ticket sales activities in that state, or restrictions imposed by gaming laws or regulations in other jurisdictions as such laws or regulations affect the Borrower's or its Subsidiaries' assets used in their video poker and lottery ticket sales activities, neither the Borrower nor any of its Subsidiaries shall enter into any agreement (other than the Senior Subordinated Note Indenture or any other agreement prohibiting only the creation of Liens securing Subordinated

Indebtedness) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

     (d) No Restrictions on Subsidiary Distributions to the Borrower or Other Subsidiaries. Except as provided herein, the Borrower will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's Capital Stock owned by the Borrower or any other Subsidiary of the Borrower, (ii) repay or prepay any Indebtedness owed by such Subsidiary to the Borrower or any other Subsidiary of the Borrower,
(iii) make loans or advances to the Borrower or any other Subsidiary of the Borrower, or (iv) transfer any of its property or assets to the Borrower or any other Subsidiary of the Borrower; provided that the foregoing clause (iv) shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (B) arising by virtue of any agreement, option or right with respect to the sale or transfer of any asset permitted by Section 6.7 and (C) customary provisions in leases, licenses or other contracts restricting the assignment, subletting or sublicensing or transfer thereof.

     Section 6.3 Investments; Joint Ventures.

     The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make, own or hold any Investment in any Person, including any Joint Venture, except the following Investments shall be permitted (the "Permitted Investments"):

     (a) the Borrower and its Subsidiaries may make and own Investments in Cash Equivalents;

     (b) the Borrower and its Subsidiaries may continue to own the Investments owned by them as of the Closing Date, and may make additional Investments, in any Subsidiaries of the Borrower; provided that, notwithstanding any term in this Section 6.3 or in any other Section of this Credit Agreement to the contrary, Investments in R&H Maxxon, Inc. and Kangaroo, Inc. made by the Borrower and the other Guarantors (if any) after the Closing Date, when combined with the amount of outstanding intercompany Indebtedness owed to R&H Maxxon, Inc. and Kangaroo, Inc. pursuant to Section 6.1(d), shall not exceed $100,000 at any time outstanding;

     (c) the Borrower and its Subsidiaries may make intercompany loans permitted under subsection 6.1(d);

     (d) the Borrower and its Subsidiaries may make Consolidated Capital Expenditures permitted by Section 6.6(d);

     (e) the Borrower and its Subsidiaries may make and own Investments in connection with Permitted Acquisitions made in accordance with Section 6.7(e); provided that such Investments shall at all times be Subsidiaries of the Borrower;

     (f) the Borrower and its Subsidiaries may continue to own the Investments owned by them and described in Schedule 6.3 annexed hereto;

     (g) the Borrower or any of its Subsidiaries may make loans to their employees for the purpose of purchasing Capital Stock of the Borrower; provided that the aggregate amount of such loans shall not exceed $1,000,000 at any time outstanding;

     (h) the Credit Parties may enter into Hedging Agreements relating to the Loans hereunder and other Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks in the ordinary course of business and not for speculative purposes; and

     (i) the Borrower and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $1,000,000.

     Section 6.4 Contingent Obligations.

     The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

     (a) Subsidiaries of the Borrower may become and remain liable with respect to Contingent Obligations in respect of the Guaranty;

     (b) the Credit Parties may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit, surety bonds issued in the ordinary course that are required by applicable law or regulation and Hedging Agreements permitted pursuant to Section 6.3(h);

     (c) the Borrower and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with asset sales permitted pursuant to Section 6.7;

     (d) the Borrower and its Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of the Borrower and its Subsidiaries in an aggregate amount not to exceed at any time $5,000,000;

     (e) the Borrower and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 6.4 annexed hereto;

     (f) Guarantors may become and remain liable with respect to Contingent Obligations arising under guaranties of the Senior Subordinated Notes as set forth in and to the extent required under the Senior Subordinated Note Indenture as in effect on the Closing Date;

     (g) the Borrower may become and remain liable with respect to Contingent Obligations under guarantees in respect of Capital Leases and Operating Leases permitted hereunder that are entered into by the Borrower's Subsidiaries in the ordinary course of business or under guarantees in respect of obligations of the Borrower's Subsidiaries (other than Indebtedness for borrowed money) permitted hereunder that are incurred in the ordinary course of business; and

     (h) the Borrower and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of the Borrower and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $10,000,000.

     Section 6.5 Restricted Junior Payments.

     The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that (a) the Borrower may make regularly scheduled payments of interest in respect of the Senior Subordinated Notes and of any Subordinated Indebtedness issued in accordance with Section 6.1(f) hereof in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the Senior Subordinated Indenture or the indenture pursuant to which such other Subordinated Indebtedness is issued, as the case may be, in each case, as such indenture may be amended from time to time to the extent permitted under Section 6.13(b), and (b) the Borrower may make Restricted Junior Payments pursuant to and in accordance with stock option plans, stock purchase plans or other benefit plans for management or employees of the Borrower or any Subsidiary including the redemption or purchase of shares of common stock of the Borrower held by former employees of the Borrower or any Subsidiary following the termination of their employment, in an amount not to exceed $500,000 (plus any amounts received by the Borrower after the Closing Date and prior to making such Restricted Junior Payment from the issuance of additional shares of its common stock to members of management or employees of the Borrower and its Subsidiaries).

     Section 6.6 Financial Covenants.

     Commencing on the day immediately following the Closing Date, the Credit Parties shall, and shall cause their Subsidiaries to, comply with the following financial covenants:

     (a) Consolidated Pro Forma Leverage Ratio. The Consolidated Pro Forma Leverage Ratio, as of the last day of each Fiscal Quarter of the Borrower occurring during the periods indicated below, shall be less than or equal to the following:

               Period                          Ratio
----------------------------------------   ------------
 Closing Date through December 26, 2003    5.00 to 1.00
December 27, 2003 through June 24, 2004    4.75 to 1.00
  June 25, 2004 through March 31, 2005     4.50 to 1.00
April 1, 2005 through December 29, 2005    4.25 to 1.00
December 30, 2005 through March 30, 2006   4.00 to 1.00
     March 31, 2006 and thereafter         3.75 to 1.00

     (b) Consolidated Fixed Charge Coverage Ratio. The Consolidated Fixed Charge Coverage Ratio, as of the last day of each Fiscal Quarter of the Borrower, shall be greater than or equal to 1.00 to 1.00.

     (c) Consolidated Pro Forma EBITDA. As of the last day of each Fiscal Quarter of the Borrower occurring during the periods indicated below, Consolidated Pro Forma EBITDA for the four Fiscal Quarters ending on such date shall be greater than or equal to the amount indicated below:

         Fiscal Quarter Ending                 Amount
----------------------------------------   ------------
  Closing Date through March 25, 2004      $100,000,000
March 26, 2004 through December 30, 2004   $105,000,000
    December 31, 2004 and thereafter       $110,000,000

     (d) Consolidated Capital Expenditures. Consolidated Capital Expenditures made during any Fiscal Year of the Borrower shall be less than or equal to $37,500,000; provided that the foregoing limit shall be increased by the unused amount (the "Carry Forward") available for Consolidated Capital Expenditures under this Section 6.6(d) for the immediately preceding Fiscal Year (excluding any Carry Forward available from any prior Fiscal Year), such Carry Forward not to exceed $9,375,000 for any Fiscal Year.

     Section 6.7 Restriction on Fundamental Changes, Asset Sales and
Acquisitions.

     The Borrower shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of the Borrower or any of its Subsidiaries, or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or Capital Stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, except:

     (a) so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby, (i) any Subsidiary of the Borrower may be merged with or into the Borrower or any wholly-owned Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to the Borrower or any wholly-owned Guarantor and (ii) in connection with any Permitted Acquisition, the Borrower or any Guarantor may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (A) if such merger involves the Borrower, the Borrower shall be the continuing or surviving corporation and (B) if such a merger involves a wholly-owned Guarantor, such wholly-owned Guarantor shall be the continuing or surviving corporation or such continuing or surviving corporation shall be a wholly-owned Subsidiary of the Borrower and shall comply with Sections 5.9, 5.10 and 5.11 hereof;

     (b) subject to Section 6.7(e), the Borrower and its Subsidiaries may make Consolidated Capital Expenditures permitted under Section 6.6(d);

     (c) the Borrower and its Subsidiaries may sell inventory in the ordinary course of business and dispose of obsolete, worn out or surplus property in the ordinary course of business;

     (d) subject to Section 6.11, the Borrower and its Subsidiaries may make asset sales not otherwise permitted by this Section 6.7 of (i) assets having a fair market value not in excess of $20,000,000 and (ii) sale and leasebacks permitted by Section 6.8; provided that (A) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof,
(B) at least 80% of the consideration received shall be Cash and (C) the Net Cash Proceeds of such asset sales shall be applied as required by Section 2.8(b)(ii);

     (e) the Borrower or any Subsidiary of the Borrower may make non-hostile acquisitions (each a "Permitted Acquisition") of assets and businesses (including non-hostile acquisitions of the Capital Stock or other equity interests of another Person); provided that:

          (i) immediately prior to and after giving effect to any such acquisition, the Borrower and its Subsidiaries shall be in compliance with the provisions of Section 6.12 hereof;

          (ii) such Person becomes a Subsidiary of the Borrower, or such business, property or other assets are acquired by the Borrower or a Subsidiary of the Borrower;

          (iii) prior to the consummation of such acquisition, the Borrower shall deliver to the Administrative Agent (A) an Officers' Certificate (1) certifying that no Default or Event of Default under this Agreement shall then exist or shall occur as a result of such acquisition and (2) demonstrating that after giving effect to such acquisition and to all Indebtedness to be incurred or assumed or repaid in connection with or as consideration for such acquisition, that the Borrower would be in pro forma compliance with the financial covenants referred to in Section 6.6 for the four consecutive Fiscal Quarter period ending immediately prior to the date of the proposed acquisition, (B) a copy of all environmental reports obtained in connection with such acquisition and a copy of the principal documents (e.g., purchase agreement, merger agreement) related to such acquisition, (C) a copy, prepared in conformity with GAAP, of financial statements of the Person or business so acquired for the immediately preceding four consecutive Fiscal Quarter period corresponding to the calculation period for the financial covenants in the immediately preceding clause (and, if an asset purchase, pro forma financial statements on a historical basis) and (D) such other information as the Administrative Agent may reasonably request;

          (iv) the Borrower shall, and shall cause its Subsidiaries to, comply with the requirements of Sections 5.9, 5.10 and 5.11 hereof with respect to such acquisitions; and

          (v) the aggregate consideration (other than consideration in the form of Capital Stock) paid by the Borrower and its Subsidiaries in connection with any such acquisition (including without limitation earn outs or deferred compensation or non-competition arrangements and the amount of Indebtedness and other liabilities assumed by the Borrower or any of its Subsidiaries) shall not exceed $20,000,000.

     (f) the Borrower may amend its Certificate of Incorporation to create and issue classes or series of preferred stock pursuant thereto; provided that any class or series of preferred stock issued under such authorized "blank check" preferred stock shall not be Disqualified Capital Stock;

     (g) the Borrower may terminate any Hedging Agreement permitted pursuant to
Section 6.3(h); and

     (h) the Borrower and its Subsidiaries may make transfers of any of their properties or assets to another Person in transactions in which 80% of the consideration received by the transferor consists of properties or assets (other than Cash) that will be used in the business of the transferor; provided that
(i) the aggregate fair market value (as determined in good faith by the board of directors of the Borrower) of the property or assets being transferred by the Borrower or such Subsidiary is not greater than the aggregate fair market value (as determined in good faith by the board of directors of the Borrower) of the property or assets received by the Borrower or such Subsidiary in such exchange,
(ii) the aggregate fair market value (as determined in good faith by the board of directors of the Borrower) of all property or assets transferred by the Borrower and any of its Subsidiaries in connection with such exchanges in any Fiscal Year shall not exceed $20,000,000 and (iii) the terms of any such transaction shall be reasonably satisfactory to the Administrative Agent.

     Section 6.8 Sales and Lease-Backs.

     The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which the Borrower or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than the Borrower or any of its Subsidiaries) or (b) which the Borrower or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to any Person (other than the Borrower or any of its Subsidiaries) in connection with such lease; provided that (i) the Borrower and its Subsidiaries may remain liable as lessee or as a guarantor or other surety with respect to any lease entered into by the Borrower or any such Subsidiary prior to the Closing Date and set forth on Schedule 6.8-1 annexed hereto and
(ii) to the extent such sale and lease-back transaction relates to properties or assets owned by the Borrower or any of its Subsidiaries as of the Closing Date and set forth on Schedule 6.8-2 or acquired by the Borrower or any of its Subsidiaries after the Closing Date, the Borrower and its Subsidiaries may become liable as lessee, guarantor or other surety with respect to new leases that would otherwise be prohibited by this Section 6.8 to the extent that (A) such lease, if a Capital Lease, is permitted pursuant to Section 6.1(c), (B) the consideration received is at least equal to the fair market value of the property sold as determined in good faith by the Borrower's Board of Directors, (C) such sale and lease-back transaction occurs within 270 days of the acquisition or completion of construction, improvement or remodeling, as the case may be, of such property or asset by the Borrower or any of its Subsidiaries; (D) the aggregate amount of assets sold pursuant to all sales and lease-backs (excluding the properties listed on Schedule 6.8-2) made after the Closing Date shall not exceed $20,000,000 and (E) the Net Cash Proceeds derived from the sale and leaseback of such sold properties or assets owned by the Borrower and its Subsidiaries shall be applied in accordance with Section 2.8(b)(ii).

     Section 6.9 Sale or Discount of Receivables.

     The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

     Section 6.10 Transactions with Shareholders and Affiliates.

     The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of Capital Stock of the Borrower or with any Affiliate of the Borrower or of any such holder (collectively "Related Persons") on terms that are less favorable to the Borrower or that Subsidiary, as the case may be, than those that might be obtained at the time in an arm's length transaction from Persons who are not Related Persons; provided that the foregoing restriction shall not apply to (a) any transaction between the Borrower and any of its wholly-owned Subsidiaries or between any of its wholly-owned Subsidiaries, (b) reasonable and customary fees paid to members of the Board of Directors of the Borrower, (c) Affiliate Agreements relating to any services (including, without limitation, consulting, management, broker or investment banking services) to be provided by Freeman Spogli or any of its Affiliates to the Borrower or any of its Subsidiaries as in effect on the Closing Date or as amended from time to time to the extent permitted under Section 6.13, (d) compensation arrangements and benefit plans for officers and other employees of the Borrower and its Subsidiaries entered into or maintained or established in the ordinary course of business and in accordance with historic practices of the Borrower and its Subsidiaries or (e) any Investment made in accordance with Section 6.3.

     Section 6.11 Disposal of Subsidiary Capital Stock; Formation of New Subsidiaries.

     (a) Disposal of Subsidiary Capital Stock. Except for any sale of 100% of the Capital Stock of any of its Subsidiaries in compliance with the provisions of Section 6.7(d), the Borrower shall not:

          (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of Capital Stock of any of its Subsidiaries, except to qualify directors if required by applicable law; or

          (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of Capital Stock of any of its Subsidiaries (including such Subsidiary), except to the Borrower, another Subsidiary of the Borrower, or to qualify directors if required by applicable law.

     (b) Formation of New Subsidiaries. The Borrower will not, nor will it permit any Subsidiary to, create, form or acquire any Subsidiaries, except for Domestic Subsidiaries which are joined as Additional Credit Parties in accordance with the terms hereof.

     Section 6.12 Conduct of Business.

     From and after the Closing Date, the Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the businesses engaged in by the Borrower and its Subsidiaries on the Closing Date and similar or related businesses. The fair market value of the consolidated assets utilized by the Borrower and its Subsidiaries in gaming activities and the revenue derived by the Borrower and its Subsidiaries from gaming activities shall not exceed an amount equal to 4% of the consolidated assets and 4% of the consolidated revenues, respectively, of the Borrower and its Subsidiaries.

     Section 6.13 Restrictions on Certain Amendments; Senior Debt Status.

     (a) Amendments or Waivers of Certain Related Agreements. Neither the Borrower nor any of its Subsidiaries will agree to any material amendment to, or waive any of its material rights under, any Related Agreement (other than any Related Agreement evidencing or governing any Subordinated Indebtedness) after the Closing Date without in each case obtaining the prior written consent of Required Lenders to such amendment or waiver.

     (b) Amendments of Documents Relating to Subordinated Indebtedness. The Borrower shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to the Borrower or the Lenders.

     (c) Designation of "Designated Senior Indebtedness". The Borrower shall not designate any Indebtedness as "Designated Senior Indebtedness" (as defined in the Senior Subordinated Note Indenture or the indenture pursuant to which any Subordinated Indebtedness permitted under Section 6.1(f) is issued) for purposes of the Senior Subordinated Note Indenture or such other Indenture without the prior written consent of Required Lenders.

     (d) Amendments to Organizational Documents. The Borrower shall not, and shall not permit any of its Subsidiaries to, amend, modify or change its certificate of incorporation, certificate of designation (or corporate charter or other similar organizational document) operating agreement or bylaws (or other similar document) in any respect that is materially adverse to the interests of the Lenders.

     Section 6.14 Fiscal Year.

     No Credit Party shall change its Fiscal Year-end from the last Thursday in September without the consent of the Administrative Agent.

     Section 6.15 Management Fees.

     The Borrower shall not, nor shall they permit any of its Subsidiaries, directly or indirectly, to pay any management, consulting or similar fees to any Affiliate or to any manager, director, officer or employee of the Borrower or any of its Subsidiaries.

     Section 6.16 Letters of Credit.

     The maximum amount of all letters of credit issued (including Letters of Credit issued hereunder) or bankers' acceptances facilities created for the account of the Borrower and its Subsidiaries and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), shall not exceed $50,000,000 in the aggregate at any one time.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

     Section 7.1 Events of Default.

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

     (a) Payment Default. Failure by the Borrower to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by the Borrower to pay when due any amount payable to the Issuing Lender in reimbursement of any drawing under a Letter of Credit (it being understood that the payment of such amount with the proceeds of Revolving Loans in accordance with Section 2.4(d) hereof shall not be a failure by the Borrower to pay when due such amount); or failure by the Borrower to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

     (b) Defaults in Other Agreements. (i) Failure of the Borrower or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 7.1(a)) or Contingent Obligations with an aggregate principal amount of $5,000,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by the Borrower or any of its Subsidiaries with respect to any other material term of (A) one or more items of Indebtedness or Contingent Obligations in the aggregate principal amounts referred to in clause (i) above or (B) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of such Indebtedness or Contingent Obligation(s) or the beneficiary or beneficiaries of such Indebtedness or Contingent Obligation(s) (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

     (c) Breach of Certain Covenants. Failure of the Borrower to perform or comply with any term or condition contained in Sections 5.1(d), 5.1(i), 5.13 or
Article VI of this Agreement; or

     (d) Breach of Representation and Warranty. Any representation, warranty, certification or other statement made by the Borrower or any of its Subsidiaries in any Credit Document or in any statement or certificate at any time given by the Borrower or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false or misleading in any material respect on the date as of which made or deemed made; or

     (e) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Credit Documents, other than any such term referred to in any other subsections of this Section, and such default shall not have been remedied or waived within 30 days after its occurrence; or

     (f) Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Borrower or any of its Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or (iii) there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of the Borrower or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Borrower or any of its Subsidiaries, and any such event described in clause
(ii) or (iii) shall continue for 60 days unless dismissed, bonded or discharged; or

     (g) Voluntary Bankruptcy; Appointment of Receiver, Etc. (i) The Borrower or any of its Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Borrower or any of its Subsidiaries shall make any assignment for the benefit of creditors; or (ii) the Borrower or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or (iii) the Board of Directors of the Borrower or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clauses (i) or (ii) above; or

     (h) Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $5,000,000 (not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

     (i) Dissolution. Any order, judgment or decree shall be entered against the Borrower or any of its Subsidiaries decreeing the dissolution or split up of the Borrower or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

     (j) Employee Benefit Plans. There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $1,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds $1,000,000; or

     (k) Change in Control. (i) Any Person or group (within the meaning of Rule 13d-5 of the Exchange Act) other than the Permitted Holders shall beneficially own, directly or indirectly, shares of Capital Stock of the Borrower representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower unless the Permitted Holders beneficially own, directly or indirectly, a greater percentage than such Person or group of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; (ii) the Permitted Holders shall fail to beneficially own, directly or indirectly, shares of Capital Stock of the Borrower representing at least 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Borrower; (iii) occupation of a majority of the seats (other than vacant seats) on the Board of

Directors of the Borrower by Persons who are not Continuing Directors; or (iv) a "Change of Control" as defined in the Senior Subordinated Note Indenture or the indenture pursuant to which any Subordinated Indebtedness permitted under subsection 6.1(f) is issued shall have occurred; or

     (l) Invalidity of Guaranty; Failure of Security; Repudiation of Credit Party Obligations. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Credit Party Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) any Security Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Credit Party Obligations or any other termination of such Security Document in accordance with the terms hereof or thereof) or shall be declared null and void, or the Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered thereby, in each case for any reason other than the failure of the Administrative Agent or any Lender to take any action within its control, or (iii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by the Lenders, under any Credit Document to which it is a party.

     Section 7.2 Acceleration; Remedies.

     Upon the occurrence of an Event of Default, then, and in any such event,
(a) if such event is an Event of Default specified in Section 7.1(f) or Section 7.1(g) above, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon) and all other amounts under the Credit Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall immediately become due and payable, and (b) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the written consent of the Required Lenders, the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) (x) the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice of default to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Credit Agreement and the Notes to be due and payable forthwith and (y) direct the Borrower to pay to the Administrative Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable. In addition to the foregoing rights and remedies, upon the occurrence of an Event of Default, the Administrative Agent and the Lenders shall have to right to exercise any or all of their rights and remedies under the Credit Documents and applicable law. Any amounts described in clause (b)(ii)(y) above, when received by Administrative Agent, shall be held by Administrative Agent pursuant to the terms of the Collateral Account Agreement.

                                  ARTICLE VIII

                                    THE AGENT

     Section 8.1 Appointment.

     Each Lender hereby designates and appoints Wachovia as the Administrative Agent of such Lender under this Credit Agreement, and each such Lender irrevocably authorizes Wachovia, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Credit Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Credit Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or otherwise exist against the Administrative Agent.

     Section 8.2 Delegation of Duties.

     The Administrative Agent may execute any of its duties under this Credit Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Administrative Agent may appoint one of its Affiliates as its agent to perform its the functions of the Administrative Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other related functions of the Administrative Agent hereunder as are reasonably incidental to such functions.

     Section 8.3 Exculpatory Provisions.

     Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Credit Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Credit Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Credit Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of the Borrower to perform their obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by the Borrower of any of the agreements contained in, or conditions of, this Credit Agreement, or to inspect the properties, books or records of the Borrower.

     Section 8.4 Reliance by Administrative Agent.

     The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (a) a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent and (b) the Administrative Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected by the Lenders in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders or all of the Lenders, as may be required under this Credit Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders and all future holders of the Notes.

     Section 8.5 Notice of Default.

     The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Credit Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

     Section 8.6 Non-Reliance on Administrative Agent and Other Lenders.

     Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     Section 8.7 Indemnification.

     The Lenders agree to indemnify the Administrative Agent in its capacity hereunder (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The agreements in this Section shall survive the termination of this Credit Agreement and payment of the Notes and all other amounts payable hereunder.

     Section 8.8 Administrative Agent in Its Individual Capacity.

     The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

     Section 8.9 Successor Administrative Agent.

     The Administrative Agent may resign as the Administrative Agent upon 30 days' prior notice to the Borrower and the Lenders. If the Administrative Agent shall resign as the Administrative Agent under this Credit Agreement and the Notes, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower with such approval not to be unreasonably withheld (provided, however if an Event of Default shall exist at such time, no approval of the Borrower shall be required hereunder), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Credit Agreement or any holders of the Notes. After any retiring Agent's resignation as the Administrative Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Credit Agreement.

     Section 8.10 Nature of Duties.

     Except as otherwise expressly stated herein, any agent listed on the cover page to this Agreement (other than the Administrative Agent) shall have no obligations, responsibilities or duties under this Credit Agreement or under any other Credit Document other than obligations, responsibilities and duties applicable to all Lenders in their capacity as the Lenders; provided, however, that any such agent shall be entitled to the same rights, protections, exculpations, notices and indemnifications granted to the Administrative Agent under this Article VIII in their capacity as an agent hereunder.

     Section 8.11 Security Documents.

     Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Security Document as secured party and to be the agent for and representative of Lenders thereunder, and each Lender agrees to be bound by the terms of each Security Documents; provided that Administrative Agent shall not (a) enter into or consent to any amendment, modification, termination or waiver of any provision contained in any Security Document unless approved in accordance with the terms of Section 9.1 or (b) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Security Document), in each case without the prior consent of the Required Lenders (or, if required pursuant to Section 9.1, all Lenders); provided further, however, that, without further written consent or authorization from the Lenders, the Administrative Agent may execute any documents or instruments necessary to (i) release or subordinate any Lien encumbering any item of Collateral that is the subject of a financing, sale, sale and lease back or other disposition of assets permitted by this Agreement or to which the Required Lenders have otherwise consented or (ii) release any Guarantor from the Guaranty if all of the Capital Stock of such Guarantor is sold to any Person (other than an Affiliate of the Borrower) pursuant to a sale or other disposition to which the Required Lenders have consented. Anything contained in any of the Credit Documents to the contrary notwithstanding, the Borrower, the Administrative Agent and each Lender hereby agree that no Lender shall have any right individually to realize upon any of the Collateral under any Security Document or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies under the Security Documents and the Guaranty may be exercised solely by the Administrative Agent for the benefit of Lenders in accordance with the terms thereof and hereof.

                                   ARTICLE IX

                                  MISCELLANEOUS

     Section 9.1 Amendments, Waivers and Release of Collateral.

     Neither this Credit Agreement, nor any of the Notes, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section nor may the Collateral be released except as specifically provided herein or in the Security Documents or in accordance with the provisions of this Section. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Credit Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Credit Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, waiver, supplement, modification or release shall:

          (i) without the written consent of each Lender directly affected thereby: (A) reduce or forgive the principal amount, or extend the scheduled date of payment or maturity, of any Loan or Note or any installment thereon; or (B) reduce the stated rate of or forgive any interest or fee payable hereunder (other than interest at the increased post-default rate) or extend or waive the scheduled date of any payment of interest or fee; or (C) provide for Interest Periods greater than six months; or (D) increase the amount or extend the expiration date of any Lender's Commitment, or

          (ii) amend, modify or waive any provision of this Section or change the percentage specified in the definition of Required Lenders without the written consent of each Lender directly affected thereby, or

          (iii) amend, modify or waive any provision of Section 2.13 or any other term with respect to the priority of any Loan or the pro rata treatment of payments without the written consent of each Lender directly affected thereby, or

          (iv) except as otherwise permitted by this Agreement, release all or substantially all of the Guarantors from their obligations under the Guaranty without the written consent of all of the Lenders, or

          (v) release all or substantially all of the Collateral without the written consent of all of the Lenders, or

          (vi) amend, modify or waive any provision of the Credit Documents requiring consent, approval or request of the Required Lenders or all Lenders, without the written consent of all of the Required Lenders or the Lenders as appropriate, or

          (vii) amend, modify or waive any provision of the Credit Documents affecting the rights or duties of the Administrative Agent (including
     Article VIII) or the Issuing Lender without the written consent of the Administrative Agent or the Issuing Lender, as applicable, in addition to the Lenders required herein to take such action, or

          (viii) without the consent of the Lenders holding in the aggregate more than 50% of the Revolving Commitments or, if the Revolving Commitments have been terminated, the outstanding Revolving Loans (in addition to the Lenders required herein to take such action), amend, modify or waive any term specific to the Revolving Loans (including, without limitation, Section 4.2), or

          (ix) without the consent of the Lenders holding in the aggregate more than 50% of the outstanding First Lien Term Loan (in addition to the Lenders required herein to take such action), amend, modify or waive any term specific to the First Lien Term Loan (including, without limitation, the provisions of Section 2.8 regarding the order of application of proceeds from a voluntary or mandatory prepayment), or

          (x) without the consent of the Lenders holding in the aggregate more than 50% of the outstanding Second Lien Term Loan (in addition to the Lenders required herein to take such action), amend, modify or waive any term specific to the Second Lien Term Loan.

     Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Issuing Lender, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the other Credit Parties, the Lenders, the Issuing Lender and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

     Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.9 and 8.11); provided, however, that the Administrative Agent will provide written notice to the Borrower of any such amendment, modification or waiver. In addition, the Borrower and the Lenders hereby authorize the Administrative Agent to modify this Credit Agreement by unilaterally amending or supplementing Schedule 2.1(a) and Section 9.2 from time to time in the manner requested by the Borrower, the Administrative Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided, however, that the Administrative Agent shall promptly deliver a copy of any such modification to the Borrower and each Lender.

     Notwithstanding the fact that the consent of all Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use Cash collateral in the context of a bankruptcy or insolvency proceeding.

     Section 9.2 Notices.

     Except as otherwise provided in Article II, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, (c) the next Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, addressed as follows in the case of the Borrower, the other Credit Parties and the Administrative Agent, and as set forth on Schedule 9.2 in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

The Borrower and the
other Credit Parties:   The Pantry, Inc.
                        1801 Douglas Drive
                        Sanford, North Carolina
                        Attention: Chief Financial Officer
                        Telecopier: (919) 774-3329
                        Telephone:  (919) 774-6700

Administrative Agent:   Wachovia Bank, National Association,
                        as Administrative Agent
                        Charlotte Plaza
                        201 South College Street, CP-8
                        Charlotte, North Carolina 28288-0680
                        Attention: Roger Sherman
                        Telecopier: (704) 715-1880
                        Telephone:  (704) 383-0288

                        with a copy to:

                        Wachovia Bank, National Association
                        One Wachovia Center, TW-6
                        Charlotte, North Carolina 28288-0479
                        Attention:  Douglas Boothe
                        Telecopier: (704) 374-6537
                        Telephone:  (704) 383-0288

     Section 9.3 No Waiver; Cumulative Remedies.

     No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     Section 9.4 Survival of Representations and Warranties.

     All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Credit Agreement and the Notes and the making of the Loans, provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all amounts owing hereunder and under any Notes have been paid in full.

     Section 9.5 Payment of Expenses and Taxes.

     The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, printing and execution of, and any amendment, supplement or modification to, this Credit Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse the Administrative Agent and, after the occurrence of an Event of Default, the Lenders for all costs and expenses incurred in connection with the enforcement or preservation of any rights under this Credit Agreement, the Notes and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and to the Lenders (including reasonable allocated costs of in-house legal counsel), and (c) on demand, to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent and their respective Affiliates, parents, subsidiaries, officers, directors, employees, agents, trustees, advisors and attorneys-in-fact harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Documents and any such other documents and the use, or proposed use, of proceeds of the Loans (all of the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall not have any obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender, as determined by a court of competent jurisdiction. The agreements in this Section shall survive repayment of the Loans, Notes and all other amounts payable hereunder.

     Section 9.6 Successors and Assigns; Participations; Purchasing Lenders.

     (a) This Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower and the Guarantors may not assign or transfer any of their rights or obligations under this Credit Agreement or the other Credit Documents without the prior written consent of each Lender.

     (b) Any Lender may, in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Credit Agreement to the other parties to this Credit Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Credit Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Credit Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or Note or any installment thereon in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of any participant if the Participant's participation is not increased as a result thereof), (ii) except as otherwise permitted by this Agreement, release all or substantially all of the Guarantors from their obligations under the Guaranty, (iii) release all or substantially all of the Collateral, or (iv) consent to the assignment or transfer by the Borrower or the Guarantors of any of their rights and obligations under this Credit Agreement. In the case of any such participation, the Participant shall not have any rights under this Credit Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that each Participant shall be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 9.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

     (c) Any Lender may, in accordance with applicable law, at any time sell or assign to (i) any Lender or any Affiliate or Related Fund of any Lender (each an "Existing Purchasing Lender") and (ii) with the consent of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower (in each case, which consent shall not be unreasonably withheld), to one or more additional banks or financial institutions or entities (each a "New Purchasing Lender"; together with the Existing Purchasing Lenders, the "Purchasing Lenders"), all or any part of its rights and obligations under this Credit Agreement and the Notes in minimum amounts of $1,000,000 (or such lesser amount as approved by the Administrative Agent) with respect to its Revolving Commitment, its Revolving Loans, its First Lien Term Loans or its Second Lien Term Loans (or, if less, the entire amount of such transferor Lender's interests and obligations), pursuant to a Commitment Transfer Supplement executed by such Purchasing Lender, such transferor Lender, the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower, and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, however, that any sale or assignment to an Existing Purchasing Lender shall not require the consent of the Administrative Agent or the Borrower nor shall any such sale or assignment be subject to the minimum assignment amounts specified herein. Upon such execution, delivery, acceptance and recording, from and after the Transfer Closing Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Credit Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Credit Agreement, such transferor Lender shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Credit Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Credit Agreement and the Notes. On or prior to the Transfer Closing Date specified in such Commitment Transfer Supplement, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the Notes delivered to the Administrative Agent pursuant to such Commitment Transfer Supplement new Notes to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, new Notes to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "canceled".

     (d) The Administrative Agent shall maintain at its address referred to in
Section 9.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of a duly executed Commitment Transfer Supplement, together with payment to the Administrative Agent by the transferor Lender or the Purchasing Lender, as agreed between them, of a registration and processing fee of $3,500.00 for each Purchasing Lender (other than (x) an Affiliate or Related Fund of a Lender to the extent of the Commitment of such Lender that is assigned to such Affiliate or Related Fund or (y) a Purchasing Lender purchasing a portion of the Second Lien Term Loan) listed in such Commitment Transfer Supplement and the Notes subject to such Commitment Transfer Supplement, the Administrative Agent shall (i) accept such Commitment Transfer Supplement, (ii) record the information contained therein in the Register and (iii) give prompt notice of such acceptance and recordation to the Lenders and the Borrower.

     (f) The Borrower authorizes each Lender to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Credit Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Credit Agreement, in each case subject to Section 9.15.

     (g) At the time of each assignment pursuant to this Section to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee

Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 2.19 Certificate) described in Section 2.19.

     (h) Nothing herein shall prohibit any Lender from pledging or assigning any of its rights under this Credit Agreement (including, without limitation, any right to payment of principal and interest under any Note) to secure obligations of such Lender, including without limitation, (i) any pledge or assignment to secure obligations to a Federal Reserve Bank and (ii) in the case of any Lender that is a fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender including to any trustee for, or any other representative of, such holders; it being understood that the requirements for assignments set forth in this Section 9.6 shall not apply to any such pledge or assignment of a security interest, except with respect to any foreclosure or similar action taken by such pledgee or assignee with respect to such pledge or assignment; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     Section 9.7 Adjustments; Set-off.

     (a) Each Lender agrees that if any Lender (a "benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7.1(f) or Section 7.1(g), or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for Cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

     (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence of any Event of Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Borrower to such Lender hereunder and claims of every nature and description of such Lender against the Borrower, in any currency, whether arising hereunder, under the Notes or under any documents contemplated by or referred to herein or therein, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The aforesaid right of set-off may be exercised by such Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

     Section 9.8 Table of Contents and Section Headings.

     The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Credit Agreement.

     Section 9.9 Counterparts.

     This Credit Agreement may be executed by one or more of the parties to this Credit Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Credit Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

     Section 9.10 Effectiveness.

     This Credit Agreement shall become effective on the date on which all of the parties hereto have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent pursuant to Section 9.2 or, in the case of the Lenders, shall have given to the Administrative Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it. Upon this Credit Agreement becoming effective, the Existing Credit Agreement shall be deemed amended and restated by this Credit Agreement and all obligations of the lenders under the Existing Credit Agreement to make extensions of credit thereunder shall terminate.

     Section 9.11 Severability.

     Any provision of this Credit Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 9.12 Integration.

     This Credit Agreement and the Notes represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Notes.

     Section 9.13 Governing Law.

     This Credit Agreement and the Notes and the rights and obligations of the parties under this Credit Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Each of the Credit Parties agrees that Sections 5-1401 and 5-1402 of the General Obligations law of the State of New York shall apply to this Credit Agreement and the other Credit Documents.

     Section 9.14 Consent to Jurisdiction and Service of Process.

     All judicial proceedings brought against the Borrower and/or any other Credit Party with respect to this Credit Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the State of New York, and, by execution and delivery of this Credit Agreement, each of the Borrower and the other Credit Parties accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Credit Agreement from which no appeal has been taken or is available. Each of the Borrower and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the Borrower and the other Credit Parties to be effective and binding service in every respect. Each of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent or any Lender to bring proceedings against the Borrower or the other Credit Parties in the court of any other jurisdiction.

     Section 9.15 Confidentiality.

     The Administrative Agent and each of the Lenders agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, Affiliates, auditors or counsel (provided that any such parties shall have been made aware of this Section) or to another Lender) any information with respect to the Borrower and its Subsidiaries which is furnished pursuant to this Credit Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public (collectively, the "Confidential Information"), except that any Lender may disclose any such Confidential Information (a) as has become generally available to the public other than by a breach of this Section, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or the OCC or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, (d) to any prospective Participant or assignee (including any assignee or pledgee of a Lender's obligations pursuant to Section 9.6(h)) in connection with any contemplated transfer pursuant to Section 9.6, provided that such prospective transferee shall have been made aware of this Section and shall have agreed to be bound by its provisions as if it were a party to this Credit Agreement, (e) to Gold Sheets and other similar bank trade publications; such information to consist of deal terms and other information regarding the credit facilities evidenced by this Credit Agreement customarily found in such publications and (f) in connection with any suit, action or proceeding for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies or interests under or in connection with the Credit Documents or any Hedging Agreement. Notwithstanding anything herein to the contrary, Confidential Information shall not include, and the Administrative Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, with the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analysis) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

     Section 9.16 Acknowledgments.

     The Borrower and the other Credit Parties each hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

     (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Credit Agreement and the relationship between the Administrative Agent and the Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

     (c) no joint venture exists among the Lenders or among the Borrower or the other Credit Parties and the Lenders.

     Section 9.17 Waivers of Jury Trial.

     THE BORROWER, THE OTHER CREDIT PARTIES, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                                    ARTICLE X

                                    GUARANTY

     Section 10.1 The Guaranty.

     In order to induce the Lenders to enter into this Credit Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder, each of the Guarantors hereby agrees with the Administrative Agent and the Lenders as follows: such Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Credit Party Obligations. If any or all of the Credit Party Obligations becomes due and payable hereunder, each Guarantor unconditionally promises to pay such indebtedness to the Administrative Agent and the Lenders, on order, or demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the Credit Party Obligations.

     Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor would otherwise be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

     Section 10.2 Bankruptcy.

     Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all indebtedness of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 7.1(f) or Section 7.1(g), and unconditionally promises to pay such Credit Party Obligations to the Administrative Agent for the account of the Lenders, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

     Section 10.3 Nature of Liability.

     The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or any other Guarantor, or (e) any payment made to the Administrative Agent or the Lenders on the indebtedness which the Administrative Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

     Section 10.4 Independent Obligation.

     The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

     Section 10.5 Authorization.

     Each of the Guarantors authorizes the Administrative Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof in accordance with this Credit Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any guarantor or any other party for the payment of this Guaranty or the indebtedness and exchange, enforce waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

     Section 10.6 Reliance.

     It is not necessary for the Administrative Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, members, partners or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     Section 10.7 Waiver.

     (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any Lender to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the indebtedness, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness. The Administrative Agent or any of the Lenders may, at their election, foreclose on any security held by the Administrative Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

     (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

     (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the indebtedness of the Borrower owing to the Lenders (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty, until the Credit Party Obligations have been paid in full and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the indebtedness of the Borrower.

     Section 10.8 Limitation on Enforcement.

     The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Credit Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

     Section 10.9 Confirmation of Payment.

     The Administrative Agent and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of this Guaranty and termination of the Commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that the such indebtedness and obligations have been paid and the Commitments relating thereto terminated, subject to the provisions of Section 10.2.

     Section 10.10 Release of Guarantor.

     A Guarantor shall be released from all of its obligations under this Guaranty at any time as such Guarantor sells all of its assets and ceases to exist or the Borrower sells all of the Capital Stock of such Guarantor, in each case in a transaction in permitted by the terms of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:               THE PANTRY, INC.,
                        a Delaware corporation


                        By:    /s/ Daniel J. Kelly
                               -------------------------------------------------
                        Name:  Daniel J. Kelly
                        Title: Chief Financial Officer, Vice President-Finance
                               and Secretary


GUARANTORS:             R & H MAXXON, INC.,
                        a South Carolina corporation


                        By:    /s/ Daniel J. Kelly
                               -------------------------------------------------
                        Name:  Daniel J. Kelly
                        Title: Executive Vice President and
                               Assistant Secretary


                        KANGAROO, INC.,
                        a Georgia corporation


                        By:    /s/ Daniel J. Kelly
                               -------------------------------------------------
                        Name:  Daniel J. Kelly
                        Title: Executive Vice President and
                               Assistant Secretary

ADMINISTRATIVE AGENT    WACHOVIA BANK, NATIONAL ASSOCIATION,
AND LENDERS:            as Administrative Agent and a Lender


                        By:    /s/ Douglas S. Boothe
                               -------------------------------------------------
                        Name:  Douglas S. Boothe
                        Title: Director

                           [signature pages continue]

                        WELLS FARGO BANK, N.A.,
                        as Syndication Agent and a Lender


                        By:    /s/ S. Michael St. Geme
                               -------------------------------------------------
                        Name:  S. Michael St. Geme
                        Title: Vice President

                           [signature pages continue]

                        CREDIT INDUSTRIEL ET COMMERCIAL,
                        as a Lender


                        By:    /s/ Anthony Rock            /s/ Sean Mounier
                               ----------------            ---------------------
                        Name:  Anthony Rock                Sean Mounier
                        Title: Vice President              First Vice President

                        SMOKY RIVER CDO, L.P.,
                        as a Lender


                        By: RBC Leveraged Capital,
                            as Portfolio Manager


                        By:    /s/ Melissa Marano
                               -------------------------------------------------
                        Name:  Melissa Marano
                        Title: Partner

                                 SCHEDULE 1.1-1

                          NOTICE OF ACCOUNT DESIGNATION

                              Dated April __, 2003

Wachovia Bank, National Association,
 as Administrative Agent under the
 Credit Agreement referred to below
Charlotte Plaza
201 South College Street, CP-23
Charlotte, North Carolina  28288-0680

Attn:  Syndication Agency Services

Ladies and Gentlemen:

     This Notice of Account Designation is delivered to you by The Pantry, Inc., a Delaware corporation (the "Borrower"), pursuant to Section 4.1 of the Amended and Restated Credit Agreement dated as of April __, 2003 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Domestic Subsidiaries of the Borrower from time to time party thereto (individually a "Guarantor" and collectively, the "Guarantors"), the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent").

     The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account, unless the Borrower shall designate in writing to the Administrative Agent one or more other accounts:

                              [INSERT Name of Bank/
                               ABA Routing Number/
                               and Account Number]

     IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this _____ day of April, 2003.

                                      THE PANTRY, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                 SCHEDULE 1.1-2

                                FORM OF MORTGAGE

                                 SCHEDULE 1.1-3

                               MATERIAL CONTRACTS

1. Branded Jobber Contract between BP Products North America, Inc and The Pantry, Inc.

2.   Distributor Franchise Agreement between CITGO and The Pantry, Inc.

3. Distribution Service Agreement dated as of March 29, 1998 among The Pantry, Lil' Champ and McLane Company, Inc., as amended.

4. Third Amendment to the Distribution Service Agreement by and among The Pantry, Lil' Champ Food Stores, Inc. and McLane Company, Inc. dated October 2, 2002.

5. Indenture dated as of October 23, 1997 among The Pantry, Sandhills, Lil' Champ and United States Trust Company of New York, as Trustee.

                                 SCHEDULE 1.1-4

                           EXISTING LETTERS OF CREDIT

-------------------------------------------------------------------------------------------------------
                                    OUTSTANDING BALANCE       EXPIRATION
                   L/C#                AS OF 4/14/03             DATE                 BENEFICIARY
-------------------------------------------------------------------------------------------------------
UNBRANDED GASOLINE DEALERS

                  SM420708          $           500,000         6/19/2003       Flint Hills Resources
                  SM421438          $           500,000         5/12/2003       Colonial Group
                  SM420633          $           250,000         7/31/2003       Valero Marketing
                  SM419414          $           500,000         1/31/2004       Colonial Oil
                  SM420882          $           500,000         1/31/2004       Transmontaign
                 SM408070C          $           400,000         3/10/2004       Marathon Ashland Petroleum
                Sub total:          $         2,650,000
BRANDED GASOLINE DEALERS

                   S139521          $         2,500,000         7/31/2003       Chevron Products
                 SM407413C          $         3,750,000         1/31/2004       Motiva
                  SM410464          $         1,000,000         1/31/2004       AMOCO Oil Co
                   S031030          $         1,000,000         1/31/2004       BP Exploration & Oil
                 SM407742C          $         1,250,000         1/31/2004       Citgo Petroleum Corporation
                   S151995          $           275,000         1/31/2004       Mobil
                Sub total:          $         9,775,000
STATE ENVIRONMENTALS

                  SM42220W          $            25,000         7/30/2003       Georgia Dept. of Natural
                  SM422361          $             9,000         8/14/2003       Bureau of Petroleum Systems
                  SM422364          $            33,710         8/14/2003       Bureau of Petroleum Systems
                 SM422643W          $            10,523         10/1/2003       Bureau of Petroleum Systems
                 SM422640W          $            72,078         10/1/2003       Bureau of Petroleum Systems
                 SM422235W          $            25,000        10/19/2003       Kentucky Dept of Environ
                  SM422232          $            77,500        10/19/2003       Tennessee dept of Environ
                  SM200868          $            10,000         12/8/2003       Louisiana Dept. of Environ
                  SM420235          $           200,000          3/1/2004       Commonwealth of Virginia
                  SM420234          $            25,000          3/8/2004       South Carolina Dept. of Health
                  SM420233          $           682,200          3/9/2004       North Carolina Dept. of Envir.
                  SM420859          $            60,000         4/19/2004       Indiana Dept. of Environ. Mgmt
                Sub total:          $         1,230,011
MISCELLANEOUS

                  SM200753          $         1,084,250         11/1/2003       Royal and SunAlliance
                   S416342          $         2,483,830         1/31/2004       Greenwich Insurance
                  S409516C          $           500,000         7/14/2003       Miller Enterprises, Inc.
                   S135673          $         1,250,000        10/24/2003       DOCKS USA
                 SM419043C          $         6,526,409        11/11/2003       Liberty Mutual
                   S014220          $           150,000         1/31/2004       KY Dept. of Labor
                   S029762          $             1,000         1/31/2004       Dept of Agric - NC
                   S027149          $             1,000         1/31/2004       Dept of Agric - SC
                   S152116          $           130,000         1/31/2004       Hauffler Auto
                  SM420513          $         1,500,000          4/1/2004       Western Union
                Sub total:          $        13,626,489
               Grand Total          $        27,281,500

                                 SCHEDULE 2.1(a)

                             LENDERS AND COMMITMENTS

                                                Revolving              Revolving          First Lien Term       First Lien Term
                                               Commitment              Commitment         Loan Commitment       Loan Commitment
                   Lender                        Amount                Percentage            Amount               Percentage
---------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank, National Association        $   30,000,000.00            57.692307692%   $    236,000,000.00          93.280632411%
---------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank, N.A.                     $   20,000,000.00            38.461538462%                   N/A                   N/A
---------------------------------------------------------------------------------------------------------------------------------
Credit Industriel et Commercial            $    2,000,000.00             3.846153846%   $      8,000,000.00           3.162055336%
---------------------------------------------------------------------------------------------------------------------------------
Smoky River CDO, L.P.                                    N/A                     N/A    $      9,000,000.00           3.557312253%
---------------------------------------------------------------------------------------------------------------------------------
Total:                                     $   52,000,000.00                     100%   $    253,000,000.00                   100%
---------------------------------------------------------------------------------------------------------------------------------

                                               Second Lien Term     Second Lien Term
                   Lender                      Loan Commitment      Loan Commitment
                                                    Amount             Percentage
------------------------------------------------------------------------------------
Wachovia Bank, National Association             $  51,000,000.00                 100%
------------------------------------------------------------------------------------
Wells Fargo Bank, N.A.                                       N/A                 N/A
------------------------------------------------------------------------------------
Credit Industriel et Commercial                              N/A                 N/A
------------------------------------------------------------------------------------
Smoky River CDO, L.P.                                        N/A                 N/A
------------------------------------------------------------------------------------
Total:                                          $  51,000,000.00                 100%
------------------------------------------------------------------------------------

                               SCHEDULE 2.1(b)(i)

                           FORM OF NOTICE OF BORROWING

                                     [Date]

Wachovia Bank, National Association,
 as Administrative Agent under the
 Credit Agreement referred to below
Charlotte Plaza
201 South College Street, CP-23
Charlotte, North Carolina  28288-0680

Attention:  Syndication Agency Services

Ladies and Gentlemen:

     Pursuant to Section [2.1(b)][2.5(b)] of the Amended and Restated Credit Agreement dated as of April __, 2003 (as amended, restated or otherwise modified, the "Credit Agreement") by and among The Pantry, Inc., a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower from time to time party thereto (individually a "Guarantor" and collectively, the "Guarantors"), the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"), the Borrower hereby requests that the following Loans be made on [date] as follows (the "Proposed Borrowing"):

I.   Revolving Loans requested:

          (1)  Total Amount of Revolving Loans Requested    $ ________________

          (2)  Amount of (1) to be allocated
               to LIBOR Rate Loans                          $ ________________

          (3)  Amount of (1) to be allocated
               to Alternate Base Rate Loans                 $ ________________

          (4) Interest Periods and amounts to be allocated thereto in respect of the LIBOR Rate Loans referenced in (2) (amounts must total (2)):

                    (i)  one month.                         $ ________________

                    (ii) two months                         $ ________________

                    (iii) three months                      $ ________________

                    (iv) six months                         $ ________________

                    Total LIBOR Rate Loans                  $ ________________

NOTE: REVOLVING LOAN BORROWINGS MUST BE IN MINIMUM AMOUNTS OF (A) WITH RESPECT TO LIBOR RATE LOANS $2,000,000 AND $100,000 INCREMENTS IN EXCESS THEREOF AND (B) WITH RESPECT TO ALTERNATE BASE RATE LOANS, $1,000,000 AND $50,000 INCREMENTS IN EXCESS THEREOF.

II.  Swingline Loans requested:

          (1)  Total Amount of Swingline Loans Requested $ ________________

NOTE: SWINGLINE LOAN BORROWINGS MUST BE IN MINIMUM AMOUNTS OF $50,000 AND IN INTEGRAL AMOUNTS OF $25,000 IN EXCESS THEREOF.

     Terms defined in the Credit Agreement shall have the same meanings when used herein.

     The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

          (A)  The representations and warranties made by the Credit
     Parties in the Credit Agreement, in the Security Documents or which are contained in any certificate furnished at any time under or in connection therewith shall be true and correct on and as of the date of the Proposed Borrowing as if made on and as of such date except to the extent such representations and warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

          (B) No Default or Event of Default has occurred and is continuing after giving effect to the Proposed Borrowing.

          (C) Immediately after giving effect to the Proposed Borrowing (and the application of the proceeds thereof), the sum of outstanding Revolving Loans plus outstanding Swingline Loans plus LOC Obligations shall not exceed the Revolving Committed Amount.

                                      Very truly yours,

                                      THE PANTRY, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                 SCHEDULE 2.1(e)

                             FORM OF REVOLVING NOTE

Principal Amount:  $__________                              ____________, ______
Lender:____________

     FOR VALUE RECEIVED, the undersigned, THE PANTRY, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay, on the Maturity Date (as defined in the Credit Agreement referred to below), to the order of the above-named Lender (the "Lender") at the office of the Administrative Agent (as defined below) located at Charlotte Plaza, 201 South College Street, CP-23, Charlotte, North Carolina 28288-0680, in lawful money of the United States of America and in immediately available funds, the principal amount of set forth above or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the undersigned pursuant to Section
2.1 of the Credit Agreement. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

     The holder of this Note is authorized to endorse the date and amount of each Revolving Loan made pursuant to Section 2.1 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule I annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Note.

     This Note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement dated as of April __, 2003 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Domestic Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"), and is entitled to the benefits thereof. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     Upon the occurrence and during the continuance of any Event of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The Borrower agrees that Sections 5-1401 and 5-1402 of the General Obligations law of the State of New York shall apply to this Note.

                                      THE PANTRY, INC.

                                      By:
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------

                                   SCHEDULE 1
                                       to
                                 Revolving Note

                         LOANS AND PAYMENTS OF PRINCIPAL

                                                                             Principal
                Amount      Type                                               Paid
                 of          of            Interest          Interest           or            Principal        Notation
Date            Loan        Loan/1/          Rate             Period         Converted         Balance          Made By
------         -------      -------       ----------        ---------        ---------        ---------        ---------
------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

----------
/1/ The type of Loan may be represented either by "L" for LIBOR Rate Loans or "ABR" for Alternate Base Rate Loans.

                                 SCHEDULE 2.2(d)

                          FORM OF FIRST LIEN TERM NOTE

$__________________
Lender:_____________                                            _________, _____

     FOR VALUE RECEIVED, the undersigned, THE PANTRY, INC., a Delaware corporation, hereby unconditionally promises to pay, on each date specified in the Credit Agreement referred to below for the payment of principal and on the Maturity Date (as defined in the Credit Agreement), to the order of the above-named Lender (the "Lender") at the office of the Administrative Agent (as defined below) located at Charlotte Plaza, 201 South College Street, CP-23, Charlotte, North Carolina 28288-0680, in lawful money of the United States of America and in immediately available funds, the principal amount set forth above, which is the aggregate principal amount of the First Lien Term Loan made by the Lenders pursuant to Section 2.2 of the Credit Agreement. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

     The holder of this Note is authorized to endorse the date and amount of each First Lien Term Loan pursuant to Section 2.2 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule I annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Note.

     This Note is one of the First Lien Term Notes referred to in the Amended and Restated Credit Agreement dated as of April __, 2003 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Domestic Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"), and is entitled to the benefits thereof. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     Upon the occurrence and during the continuance of any Event of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The Borrower agrees that Sections 5-1401 and 5-1402 of the General Obligations law of the State of New York shall apply to this Note.

                                      THE PANTRY, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   SCHEDULE 1
                                       to
                              First Lien Term Note

                         LOANS AND PAYMENTS OF PRINCIPAL

                                                                  Principal
          Amount    Type                                            Paid
           of        of       Interest     Interest    Maturity      or       Principal   Notation
Date      Loan     Loan/1/      Rate        Period       Date     Converted    Balance     Made By
------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------
------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

------   -------   -------   ----------   ---------   ---------   ---------   ---------   ---------

----------
/1/ The type of Loan may be represented either by "L" for LIBOR Rate Loans or "ABR" for Alternate Base Rate Loans.

                                 SCHEDULE 2.3(d)

                          FORM OF SECOND LIEN TERM NOTE

$___________________
Lender:_____________                                           __________, _____

     FOR VALUE RECEIVED, the undersigned, THE PANTRY, INC., a Delaware corporation, hereby unconditionally promises to pay, on each date specified in the Credit Agreement referred to below for the payment of principal and on the Maturity Date (as defined in the Credit Agreement), to the order of the above-named Lender (the "Lender") at the office of the Administrative Agent located at Charlotte Plaza, 201 South College Street, CP-23, Charlotte, North Carolina 28288-0680, in lawful money of the United States of America and in immediately available funds, the principal amount set forth above, which is the aggregate principal amount of the Second Lien Term Loan made by the Lenders pursuant to Section 2.3 of the Credit Agreement. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

     The holder of this Note is authorized to endorse the date and amount of each Second Lien Term Loan pursuant to Section 2.3 of the Credit Agreement and each payment of principal and interest with respect thereto and its character as a LIBOR Rate Loan or an Alternate Base Rate Loan on Schedule I annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Note.

     This Note is one of the Second Lien Term Notes referred to in the Amended and Restated Credit Agreement dated as of April __, 2003 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Domestic Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"), and is entitled to the benefits thereof. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     Upon the occurrence and during the continuance of any Event of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The Borrower agrees that Sections 5-1401 and 5-1402 of the General Obligations law of the State of New York shall apply to this Note.

                                      THE PANTRY, INC.

                                      By:
                                         ----------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------

                                   SCHEDULE 1
                                       to
                              Second Lien Term Note

                         LOANS AND PAYMENTS OF PRINCIPAL

                                                                             Principal
                Amount      Type                                               Paid
                 of          of            Interest          Interest           or            Principal        Notation
Date            Loan        Loan/2/          Rate             Period         Converted         Balance          Made By
------         -------      -------       ----------        ---------        ---------        ---------        ---------
------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

------         -------      -------       ----------        ---------        ---------        ---------        ---------

----------
/2/ The type of Loan may be represented either by "L" for LIBOR Rate Loans or "ABR" for Alternate Base Rate Loans.

                                 SCHEDULE 2.5(d)

                             FORM OF SWINGLINE NOTE

$10,000,000                                                   ____________, 2003

     FOR VALUE RECEIVED, the undersigned, THE PANTRY, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay, on each date specified in the Credit Agreement referred to below for the payment of principal and on the Maturity Date (as defined in the Credit Agreement referred to below), to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the "Swingline Lender") at the office of the Administrative Agent (as defined below) located at Charlotte Plaza, 201 South College Street, CP-23, Charlotte, North Carolina 28288-0680, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) TEN MILLION DOLLARS ($10,000,000), or, if less, (b) the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the undersigned pursuant to Section 2.5 of the Credit Agreement referred to below. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

     The holder of this Note is authorized to endorse the date and amount of each Swingline Loan made pursuant to Section 2.5 of the Credit Agreement and each payment of principal and interest with respect thereto on Schedule I annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of the undersigned under this Note.

     This Note is the Swingline Note referred to in the Amended and Restated Credit Agreement dated as of April __, 2003 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Domestic Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"), and is entitled to the benefits thereof. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     Upon the occurrence and during the continuance of any Event of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement. In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The Borrower agrees that Sections 5-1401 and 5-1402 of the General Obligations law of the State of New York shall apply to this Note.

                                      THE PANTRY, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   SCHEDULE 1
                                       to
                                 Swingline Note

                         LOANS AND PAYMENTS OF PRINCIPAL

           Amount
             Of           Principal        Principal        Notation
 Date       Loan            Paid            Balance          Made By
------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

------     -------        ---------        ---------        --------

                                 SCHEDULE 2.8(a)

                          FORM OF NOTICE OF PREPAYMENT

                          Dated as of: ________________

Wachovia Bank, National Association,
 as Administrative Agent under the
 Credit Agreement referred to below
Charlotte Plaza
201 South College Street, CP-23
Charlotte, North Carolina  28288-0680
Attn:  Syndication Agency Services

Ladies and Gentlemen:

     This irrevocable Notice of Prepayment is delivered to you by The Pantry, Inc. (the "Borrower"), in connection with the Amended and Restated Credit Agreement dated as of April __, 2003 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrower, the Domestic Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent").

     1. The Borrower hereby provides notice to the Administrative Agent that it shall voluntarily prepay the following [Alternate Base Rate Loans] [LIBOR Rate Loans] in an amount equal to _____________.

     2.   The Loan to be prepaid is a [check applicable box]

          [ ]   Revolving Loan

          [ ]   First Lien Term Loan

          [ ]   Second Lien Term Loan

     3. The Borrower shall prepay the above-referenced Loans on the following Business Day: _______________. (Complete with a Business Day at least one (1) Business Day subsequent to the date of this Notice of Prepayment with respect to an Alternate Base Rate Loan and three (3) Business Days subsequent to the date of this Notice of Prepayment with respect to any LIBOR Rate Loan).

     4. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this ____ day of _______, ____.

                                      THE PANTRY, INC.

                                      By:
                                         ----------------------------
                                      Name:
                                           --------------------------
                                      Title:
                                            -------------------------
                                        9

                                  SCHEDULE 2.11

                     FORM OF NOTICE OF CONVERSION/EXTENSION

                                     [Date]

Wachovia Bank, National Association,
 as Administrative Agent under the
 Credit Agreement referred to below
Charlotte Plaza
201 South College Street, CP-23
Charlotte, North Carolina  28288-0680
Attn:  Syndication Agency Services

Ladies and Gentlemen:

     Pursuant to Section 2.11 of the Amended and Restated Credit Agreement, dated as of April __, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among The Pantry, Inc. (the "Borrower"), the Domestic Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"), the Borrower hereby requests conversion or extension of the following Loans be made on [date] as follows (the "Proposed Conversion/Extension"):

     Applicable Loan

     _______        Revolving Loan
     _______        First Lien Term Loan
     ______         Second Lien Term Loan

               (1)  Total Amount of Loans to be
                    converted/extended                   $_________________

               (2)  Amount of (1) to be allocated
                    to LIBOR Rate Loans                  $ ________________

               (3)  Amount of (1) to be allocated
                    to Alternate Base Rate Loans         $ ________________

               (4)  Interest Periods and amounts
                    to be allocated thereto in respect of
                    the LIBOR Rate Loans referenced
                    in (2) (amounts must total (2)):

                    (i)  one month                       $ ________________

                    (ii) two months                      $ ________________

                    (iii)three months                    $ ________________

                    (iv) six months                      $ ________________

                    Total LIBOR Rate Loans               $ ________________

NOTE: CONVERSIONS TO LIBOR LOANS MUST BE IN MINIMUM AMOUNTS OF $2,000,000 AND $100,000 INCREMENTS IN EXCESS THEREOF.

     Terms defined in the Credit Agreement shall have the same meanings when used herein.

     The undersigned hereby certifies that, as of the date hereof and as of the date of the Proposed Conversion/Extension, no Default or Event of Default has occurred and is continuing after giving effect to the Proposed
Conversion/Extension.

                                      Very truly yours,

                                      THE PANTRY, INC.

                                      By:
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------

                                  SCHEDULE 2.19

                                2.19 CERTIFICATE

     Reference is hereby made to the Amended and Restated Credit Agreement, dated as of April, __, 2003, (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among The Pantry, Inc. (the "Borrower"), the Domestic Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Wachovia Bank, National Association, as Administrative Agent. Terms defined in the Credit Agreement shall have the same meanings when used herein. Pursuant to the provisions of Section 2.19 of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                      [NAME OF LENDER]

                                      By:
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------

                                 SCHEDULE 3.1-1

                   JURISDICTIONS OF INCORPORATION/ORGANIZATION

BORROWER

NAME                                           STATE OF INCORPORATION

   The Pantry, Inc.                            Delaware

SUBSIDIARIES

NAME OF SUBSIDIARY                             STATE OF INCORPORATION

   R & H Maxxon, Incorporated                  South Carolina
   Kangaroo, Inc.                              Georgia

                                 SCHEDULE 3.1-2

                         SUBSIDIARIES; CAPITAL STRUCTURE

1. Kangaroo, Inc has authorized 100,000 shares of common stock; no par value per share, of which 8,000 shares, all of which are owned by The Pantry, Inc., are issued and outstanding

2. R & H Maxxon, Incorporated has authorized 10,000 shares of common stock; $10.00 par value per share, of which 2,210 shares, all of which are owned by The Pantry, Inc., are issued and outstanding.

                                 SCHEDULE 3.2(b)

                CONFLICTS WITH CONTRACTUAL OBLIGATIONS; CONSENTS

None.

                                  SCHEDULE 3.5

                                 REAL PROPERTIES

Prog - STR005R    *      Store Property Type and Address              Page    1
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      1001              07/01/1971     Alachua          3423 SE HAWTHORNE RD            GAINESVILLE, FL 32641
L      1002              07/01/1971     Alachua          4310 SE HAWTHORNE RD            GAINESVILLE, FL 32641
L      1003              07/01/1971     Alachua          6825 SE 221ST STREET            HAWTHORNE, FL 32640
O      1010      1010    11/20/1971     Marion           5198 SE ABSHIER BLVD            BELLEVIEW, FL 34420
O      1013      1013    01/14/1972     Bradford         2158 N TEMPLE AVENUE            STARKE, FL 32091
L      1014              01/06/1972     Duval            5573 PLAYA WAY                  JACKSONVILLE, FL 32211
L      1030              05/14/1972     Osceola          4899 E ERLO BRONSON             ST CLOUD, FL 34771
L      1034              07/02/1972     St. Johns        138 NORTH SR 13                 JACKSONVILLE, FL 32092
O      1035      1035    07/16/1972     St. Johns        9900 SHANDS PIER RD             JACKSONVILLE, FL 32259
O      1040      1040    10/14/1972     St. Johns        120 VILANO ROAD                 ST AUGUSTINE, FL 32095
O      1041      1041    12/02/1972     Levy             392 N. HATHAWAY AVE             BRONSON, FL 32612
O      1042      1042    12/16/1972     Sumter           8727 N US 301                   WILDWOOD, FL 34785
O      1043      1043    12/09/1972     St. Johns        6929 A1A, S                     ST AUGUSTINE, FL 32086
L      1051              02/01/1973     Duval            5959 OLD KINGS RD               JACKSONVILLE, FL 32254
L      1058              05/18/1973     Duval            15411 N. MAIN ST                JACKSONVILLE, FL 32218
L      1060      1060    06/29/1973     St. Johns        465 STATE ROAD 16               ST AUGUSTINE, FL 32095
L      1063              12/14/1973     Orange           2691 ORANGE BLOSSOM             ZELLWOOD, FL 32798
L      1064              04/19/1974     Duval            1696 HAMMOND BLVD               JACKSONVILLE, FL 32221
O      1066      1066    01/31/1974     Seminole         1920 FRENCH AVENUE              SANFORD, FL 32771
O      1069      1069    03/08/1974     St. Johns        4760 US 1,  N, SUITE            ST AUGUSTINE, FL 32095
O      1084      1084    07/26/1974     Duval            11985 BEACH BLVD                JACKSONVILLE, FL 32246
L      1085              08/01/1974     Duval            630 US 90 WEST                  BALDWIN, FL 32234
L      1086              10/11/1974     Duval            9763 103RD STREET               JACKSONVILLE, FL 32210
O      1095      1095    07/25/1975     Duval            2810 SR A1A                     ATLANTIC BEACH, FL 32233
L      1097      1097    11/14/1975     Duval            4209 PHILLIPS HWY               JACKSONVILLE, FL 32207
O      1101      1101    08/27/1976     St. Johns        511 ANASTASIA BLVD              ST AUGUSTINE, FL 32084
O      1102      1102    09/24/1976     Duval            5708 NW 34TH ST                 GAINESVILLE, FL 32653
O      1106      1106    11/18/1976     Alachua          203 NE 39TH AVE                 GAINESVILLE, FL 32609
L      1107              12/16/1976     Alachua          3520 N WALDO RD                 GAINESVILLE, FL 32609
L      1110              03/03/1977     Seminole         551 W HWY 436                   ALTAMONTE SPRINGS, FL 32714
O      1113      1113    11/03/1977     Seminole         1119 E 25TH ST                  SANFORD, FL 32771
O      1119      1119    08/23/1977     Alachua          16130- 10 N.W. US HW            ALACHUA, FL 32615
L      1120              08/23/1977     Alachua          410 NW SANTA FE BLVD            HIGH SPRINGS, FL 32643
L      1125              04/27/1978     Duval            13857 N MAIN ST                 JACKSONVILLE, FL 32218
O      1127      1127    08/03/1978     Duval            953 NEW BERLIN RD               JACKSONVILLE, FL 32218
L      1130              11/17/1978     Duval            7144 ATLANTIC BLVD              JACKSONVILLE, FL 32211
O      1132      1132    02/15/1979     Duval            9750 OLD ST AUG. RD             JACKSONVILLE, FL 32257
O      1133      1133    03/21/1979     Duval            6655 OLD KINGS RD,N             JACKSONVILLE, FL 32219
O      1134      1134    04/19/1979     Duval            310 SOUTH LANE AVE              JACKSONVILLE, FL 32254
O      1136      1136    09/12/1979     Duval            2950 EDGEWOOD AVE,N             JACKSONVILLE, FL 32254
L      1137              10/04/1979     Duval            12743 ATLANTIC BLVD             JACKSONVILLE, FL 32225
L      1138              09/11/1979     Alachua          4234 SW 20TH AVENUE             GAINESVILLE, FL 32607
O      1142      1142    07/24/1980     Alachua          3509 WILLISTON ROAD             GAINESVILLE, FL 32608
L      1145              06/26/1980     Duval            907 S LANE AVE                  JACKSONVILLE, FL 32205
L      1146              07/31/1980     Duval            301 ATLANTIC BLVD               NEPTUNE BEACH, FL 32266
L      1147              10/02/1980     Duval            5553 ST AUGUSTINE RD            JACKSONVILLE, FL 32207
L      1148              10/09/1980     Duval            4152 OLD MIDDLEBURG             JACKSONVILLE, FL 32210
L      1150              02/12/1981     Duval            1081 US 301                     BALDWIN, FL 32234
L      1153              05/04/1981     Duval            1255 N MAIN STREET              JACKSONVILLE, FL 32206
L      1156              10/09/1981     Orange           3965 SILVER STAR RD             ORLANDO, FL 32808
O      1158      1158    09/17/1981     Duval            1005 EDGEWOOD AVE, S            JACKSONVILLE, FL 32205
L      1159              10/29/1981     Duval            1765 JONES ROAD                 JACKSONVILLE, FL 32220

Prog - STR005R    *      Store Property Type and Address               Page    2
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      1160              12/10/1981     Duval            7603 103RD STREET               JACKSONVILLE, FL 32210
L      1161              11/14/1982     St. Johns        3690 US 1, S                    ST AUGUSTINE, FL 32086
L      1165              03/25/1982     Duval            7079 N MAIN ST                  JACKSONVILLE, FL 32208
L      1167              06/10/1982     Alachua          14225 W NEWBERRY RD             NEWBERRY, FL 32669
L      1168              06/17/1982     Clay             1312 BLANDING BLVD              ORANGE PARK, FL 32065
L      1169              07/02/1982     St. Johns        351 A1A BEACH BLVD              ST AUGUSTINE BEACH, FL 32084
L      1170              10/28/1982     Clay             1300 IDLEWILD AVE               GREEN COVE SPRINGS, FL 32043
O      1172      1172    01/06/1983     Clay             2468 BLANDING BLVD              MIDDLEBURG, FL 32068
L      1174              02/17/1983     Duval            9615 HECKSCHER DR               JACKSONVILLE, FL 32226
L      1176              03/25/1983     St. Johns        8880 A1A SOUTH                  ST AUGUSTINE, FL 32086
L      1177              05/06/1983     Duval            10401 NORMANDY BLVD             JACKSONVILLE, FL 32221
L      1178              06/02/1983     Duval            5700 PHILLIPS HWY               JACKSONVILLE, FL 32216
L      1179              06/09/1983     Duval            11410 OLD ST AUGUSTI            JACKSONVILLE, FL 32258
L      1180              07/21/1983     Duval            8350 BAYMEADOWS RD              JACKSONVILLE, FL 32256
L      1181              08/11/1983     Levy             553 N MAIN ST                   WILLISTON, FL 32696
L      1182              08/18/1983     Levy             349 E NOBLE AVE                 WILLISTON, FL 32696
L      1184              11/03/1983     Orange           2901 US HIGHWAY 441             PLYMOUTH, FL 32768
L      1185              09/16/1983     Duval            770 MCDUFF AVE                  JACKSONVILLE, FL 32254
L      1187              10/13/1983     Duval            1601 PENMAN ROAD                JACKSONVILLE BEACH, FL 32250
O      1195      1195    08/09/1984     Duval            4525 SUNBEAM RD                 JACKSONVILLE, FL 32257
L      1196              08/02/1984     Duval            11531-15 SAN JOSE BL            JACKSONVILLE, FL 32223
L      1198              11/02/1984     Clay             2816 BLANDING BLVD              MIDDLEBURG, FL 32068
L      1200              11/15/1984     Duval            10910 ATLANTIC BLVD             JACKSONVILLE, FL 32225
L      1201              02/14/1985     St. Johns        651 SR 13 N                     JACKSONVILLE, FL 32259
O      1202      1202    03/14/1985     Alachua          14411 N.W. US Highwa            ALACHUA, FL 32615
L      1203              04/18/1985     Orange           14902 E COLONIAL DR             ORLANDO, FL 32826
O      1205      1205    06/13/1985     Osceola          101 BUENAVENTURA BLV            KISSIMMEE, FL 34743
L      1206              05/23/1985     Duval            777 TALLEYRAND AVE              JACKSONVILLE, FL 32202
O      1208      1208    06/20/1985     Duval            5408 MAIN STREET                JACKSONVILLE, FL 32208
L      1210              07/18/1985     Duval            1031 BEACH BLVD                 JACKSONVILLE BEACH, FL 32250
L      1212              10/31/1985     Duval            14801 NORMANDY BLVD             JACKSONVILLE, FL 32234
L      1214              02/13/1986     St. Johns        2525 SR 207                     ST AUGUSTINE, FL 32086
L      1215              04/24/1986     Duval            9901 NEW KINGS RD               JACKSONVILLE, FL 32219
L      1216              05/15/1986     Volusia          880 DELTONA BLVD                DELTONA, FL 32725
L      1218              07/31/1986     Duval            5522 COMMONWEALTH AV            JACKSONVILLE, FL 32254
O      1220      1220    12/04/1986     Alachua          7404 NE WALDO RD                GAINESVILLE, FL 32609
L      1222              11/20/1986     Duval            12453 PHILLIPS HWY              JACKSONVILLE, FL 32256
O      1223      1223    03/12/1987     Alachua          5200 NE WALDO RD                GAINESVILLE, FL 32609
O      1226      1226    02/19/1987     Seminole         7499 SR 427                     SANFORD, FL 32773
O      1227      1227    05/03/1987     Orange           18359 E COLONIAL DR             ORLANDO, FL 32820
O      1228      1228    05/03/1987     Clay             3075 HWY 17                     GREEN COVE SPRINGS, FL 32043
O      1229      1229    05/28/1987     Flagler          4850 E HIGHWAY 100              FLAGLER BEACH, FL 32136
L      1230              06/17/1987     Flagler          1501 ST JOE GRADE               PALM COAST, FL 32137
O      1231      1231    08/06/1987     Duval            3605 ST JOHN'S BLUFF            JACKSONVILLE, FL 32224
O      1233      1233    02/03/1988     Flagler          500 E MOODY STREET              BUNNELL, FL 32110
L      1234              12/22/1987     Volusia          2910 HOWLAND BLVD               DELTONA, FL 32725
L      1235              02/26/1988     Lake             401 US HWY 441                  LADY LAKE, FL 32159
O      1236      1236    02/18/1988     Osceola          4301 13TH STREET                ST CLOUD, FL 34769
O      1237      1237    03/11/1988     Marion           3232 W SILVER SPGS B            OCALA, FL 34475
O      1238      1238    04/21/1988     Marion           14780 NE HWY 315                FT MCCOY, FL 32134
O      1239      1239    04/14/1988     Osceola          1700 N THACKER AVENU            KISSIMMEE, FL 32741
O      1240      1240    04/22/1988     Orange           2438 SHADER ROAD                ORLANDO, FL 32804

Prog - STR005R    *      Store Property Type and Address               Page    3
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
O      1241      1241    06/15/1988     Orange           6201 EDGEWATER DR               ORLANDO, FL 32810
O      1242      1242    08/25/1988     Marion           17980 N  US HWY 441             ORANGE LAKE, FL 32681
O      1244      1244    07/16/1988     Seminole         2095 COUNTY RD 427 N            LONGWOOD, FL 32750
O      1245      1245    08/18/1988     Duval            202 EDGEWOOD AVE, S             JACKSONVILLE, FL 32254
L      1246              06/15/1988     Duval            10500 PHILLIPS HWY              JACKSONVILLE, FL 32256
L      1247              09/21/1988     Duval            11565 N MAIN ST                 JACKSONVILLE, FL 32218
O      1248      1248    07/31/1988     St. Johns        800 S PONCE DELEON B            ST AUGUSTINE, FL 32084
L      1249              08/04/1988     St. Johns        224 SAN MARCO AVE               ST AUGUSTINE, FL 32084
O      1250      1250    01/12/1989     Duval            5711 BOWDEN ROAD, #1            JACKSONVILLE, FL 32216
O      1251      1251    11/16/1988     Marion           7676 N US HWY 441               OCALA, FL 34475
L      1252              01/05/1989     Duval            10771-0415 BEACH BLV            JACKSONVILLE, FL 32246
O      1253      1253    12/28/1988     Duval            5001 HECKSCHER DR               JACKSONVILLE, FL 32226
L      1254              12/01/1988     Duval            996 ST JOHNS BLUFF R            JACKSONVILLE, FL 32225
L      1255              01/19/1989     St. Johns        2330 SR 16 & I-95               ST AUGUSTINE, FL 32095
O      1256      1256    04/05/1989     Volusia          1712 DOYLE ROAD                 DELTONA, FL 32738
L      1257              02/09/1989     Duval            721 CHAFFEE RD, S               JACKSONVILLE, FL 32221
O      1259      1259    04/20/1989     Marion           12995 N US HWY 441              CITRA, FL 34475
O      1261      1261    06/30/1989     Orange           2986 SILVER STAR RD             ORLANDO, FL 32808
O      1262      1262    10/12/1989     Nassau           2504 NORTH KINGS RD             HILLIARD, FL 32046
O      1263      1263    09/15/1989     Volusia          1380 HOWLAND BLVD               DELTONA, FL 32738
O      1265      1265    01/18/1990     Flagler          1201 PALM HARBOR PKW            PALM COAST, FL 32137
O      1266      1266    02/15/1990     Osceola          1297 SIMPSON RD                 KISSIMMEE, FL 34744
O      1267      1267    04/12/1990     Flagler          #3 KINGSWOOD DR                 PALM COAST, FL 32137
L      1268              09/13/1990     St. Johns        1710 SR 207                     ST AUGUSTINE, FL 32086
L      1269              04/11/1991     Volusia          312 DIRKSEN DRIVE               DEBARY, FL 32725
L      1270              04/04/1991     Duval            10100 GRANITE PLACE             JACKSONVILLE, FL 32226
O      1271      1271    05/24/1991     Volusia          1520 N US 1                     ORMOND BEACH, FL 32174
O      1272      1272    06/27/1991     Volusia          100 US 17-92                    DEBARY, FL 32713
O      1273      1273    08/15/1991     Volusia          2798 ELKCAM BLVD                DELTONA, FL 32738
L      1274              07/03/1991     Osceola          2655 N JOHN YOUNG PK            KISSIMMEE, FL 34741
O      1276      1276    01/16/1992     Orange           808 CHICKASAW TRAIL,            ORLANDO, FL 32825
O      1277      1277    04/16/1992     Seminole         690 W AIRPORT BLVD              SANFORD, FL 32773
O      1278      1278    12/10/1992     Flagler          5484 N OCEANSHORE BL            PALM COAST, FL 32137
O      1279      1279    03/30/1995     St. Johns        2919 COASTAL HWY                ST AUGUSTINE, FL 32095
L      1280              09/03/1992     Duval            9001 SOUTHSIDE BLVD             JACKSONVILLE, FL 32256
L      1281              03/14/1996     Volusia          400 WELCOME CENTER D            DELTONA, FL 32725
L      1282              10/07/1993     Duval            11025 PHILLIPS HWY              JACKSONVILLE, FL 32256
L      1283              08/20/1993     Flagler          191 CYPRESS POINT PK            PALM COAST, FL 32164
L      1284              03/17/1994     Osceola          1400 OSCEOLA PARKWAY            KISSIMMEE, FL 34744
O      1285      1285    12/22/1994     Clay             2816 HENLEY ROAD                GREEN COVE SPRINGS, FL 32043
O      1286      1286    05/11/1995     Citrus           7985 NORTH CITRUS AV            CRYSTAL RIVER, FL 34428
L      1287              11/30/1995     Duval            14641 DUVAL ROAD                JACKSONVILLE, FL 32218
L      1288              06/13/1996     Orange           1500 N WEKIVA SPRING            APOPKA, FL 32712
L      1289              08/15/1996     Duval            12500 BEACH BLVD                JACKSONVILLE, FL 32246
O      1290      1290    08/21/1997     Flagler          890 PALM COAST PKWY             PALM COAST, FL 32137
O      1291      1291    10/17/1996     Brevard          7290 GEORGE T.EDWARD            MELBOURNE, FL 32940
L      1294              01/19/2000     Bradford         312 W. BROWNLEE                 STARKE, FL 32091
L      1295              06/15/2000     Alachua          14300 W NEWBERRY RD             NEWBERRY, FL 32669
L      1296              07/20/2000     Duval            13697 BEACH BLVD                JACKSONVILLE, FL 32224
L      1297              09/28/2000     Clay             5105 CR 218                     MIDDLEBURG, FL 32068
L      1299              02/09/2000     St. Johns        4301 US A1A, SOUTH              ST AUGUSTINE, FL 32084
L      1301              05/02/1998     Alachua          7515 W NEWBERRY ROAD            GAINESVILLE, FL 32606

Prog - STR005R    *      Store Property Type and Address               Page    4
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      1302              05/02/1998     Alachua          3901 SW ARCHER RD               GAINESVILLE, FL 32608
L      1303              05/02/1998     Alachua          2320 SW ARCHER RD               GAINESVILLE, FL 32608
L      1304              05/02/1998     Alachua          5310 NW 13 ST                   GAINESVILLE, FL 32653
O      1305              05/02/1998     Alachua          2300 E UNIVERSITY AV            GAINESVILLE, FL 32609
L      1306              05/02/1998     Alachua          100 COTTONWOOD CENTE            ARCHER, FL 32618
L      1307              05/02/1998     Alachua          20 NE WALDO ROAD                GAINESVILLE, FL 32641
O      1309              05/02/1998     Gilchrist        705 N MAIN ST                   TRENTON, FL 32693
L      1310              05/02/1998     Alachua          4103 SW 43RD ST                 GAINESVILLE, FL 32608
L      1311              05/02/1998     Alachua          9303 NW 39TH AVE                GAINESVILLE, FL 32606
O      1313              04/29/1998     Alachua          4221 NW 16TH BLVD               GAINESVILLE, FL 32605
L      1314              03/31/1998     Alachua          1255 W UNIVERSITY AV            GAINESVILLE, FL 32601
L      1320              09/01/1998     Duval            300 BEACH BLVD                  JACKSONVILLE BEACH, FL 32250
L      1321              09/01/1998     Clay             629 BLANDING BLVD               ORANGE PARK, FL 32073
O      1322              09/01/1998     Baker            340 E MACCLENNY AVE             MACCLENNY, FL 32063
O      1323              09/01/1998     Clay             205 S. LAWRENCE BLVD            KEYSTONE HEIGHTS, FL 32656
L      1401              03/08/2001     Duval            2425 MAYPORT ROAD               ATLANTIC BEACH, FL 32233
L      1998              07/09/1972     St. Johns        140 N SR 13                     JACKSONVILLE, FL 32259
L      2003              01/28/1999     Seminole         4625 W. LAKE MARY BL            LAKE MARY, FL 32746
L      2005              01/28/1999     Brevard          4790 N US1                      MIMS, FL 32754
L      2006              01/28/1999     Putnam           1986 STATE ROAD 20              HAWTHORNE, FL 32640
O      2046              01/28/1999     Volusia          1101 DERBYSHIRE                 HOLLY HILL, FL 32117
O      2049              01/28/1999     Seminole         4140 E SR46                     SANFORD, FL 32771
O      2050              01/28/1999     Volusia          1591 DUNLAWTON AVE              PORT ORANGE, FL 32119
L      2051              01/28/1999     Marion           909 NE 28TH STREET              OCALA, FL 34470
O      2053              01/28/1999     Putnam           1171 HIGHWAY 17S                SATSUMA, FL 32189
L      2054              01/28/1999     Putnam           2110 HIGHWAY 17S                CRESCENT CITY, FL 32112
O      2072              01/28/1999     Volusia          239 N. CENTER STREET            PIERSON, FL 32180
O      2074              01/28/1999     Volusia          2123 INTERNATIONAL S            DELAND, FL 32724
O      2102              01/28/1999     Volusia          2185 W. STATE ROAD 4            DELAND, FL 32720
O      2103              01/28/1999     Orange           10 E. SILVER STAR RO            OCOEE, FL 34761
O      2104              01/28/1999     Volusia          1058 N. US 1                    ORMOND BEACH, FL 32174
O      2105              01/28/1999     Marion           13873 S.E. HIGHWAY 4            WEIRSDALE, FL 32195
O      2106              01/28/1999     Orange           8299 SILVER STAR ROA            ORLANDO, FL 32818
O      2107              01/28/1999     Putnam           551 S. SUMMIT STREET            CRESCENT CITY, FL 32112
O      2108              01/28/1999     Lake             1525 US HWY 27                  CLERMONT, FL 34711
L      2109              01/28/1999     Putnam           1205 S STATE ROAD 19            PALATKA, FL 32177
O      2110              01/28/1999     Seminole         5690 WEST SR 46                 SANFORD, FL 32771
O      2111              01/28/1999     Brevard          6004 US HIGHWAY 1               SCOTTSMOOR, FL 32775
L      2112              01/28/1999     Clay             101 WEST WALKER DRIV            KEYSTONE HEIGHTS, FL 32656
O      2114              01/28/1999     Lake             810 US HWY 27                   MINNEOLA, FL 34755
O      2115              01/28/1999     Volusia          1099 W.INT'L SPEEDWA            DELAND, FL 32720
O      2116              01/28/1999     Orange           17503 W SR 50                   OAKLAND, FL 34760
O      2117              01/28/1999     Putnam           241 S. HIGHWAY 17               EAST PALATKA, FL 32131
O      2118              01/28/1999     Lake             24425 SR 44                     EUSTIS, FL 32736
O      2119              01/28/1999     Citrus           8486 N. CARL G. ROSE            HERNANDO, FL 34442
O      2120              01/28/1999     Marion           14870 S US HIGHWAY 4            SUMMERFIELD, FL 34491
O      2122              04/22/1999     Marion           3550 N US HIGHWAY 44            OCALA, FL 34475
O      2123              01/28/1999     Marion           6155 SW HIGHWAY 200             OCALA, FL 34476
O      2125              02/04/1999     Polk             45489 US HWY 27                 DAVENPORT, FL 33837
O      2157              01/28/1999     Putnam           1140 CR 309                     WELAKA, FL 32193
L      2183              01/28/1999     Seminole         5700 REDBUG LAKE ROA            WINTER SPRINGS, FL 32707
O      2184              01/28/1999     Volusia          1022 E. NEW YORK AVE            DELAND, FL 32724

Prog - STR005R    *      Store Property Type and Address               Page    5
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
O      2207              01/28/1999     Orange           12390 E. COLONIAL DR            ORLANDO, FL 32826
O      2209              01/28/1999     Polk             101 POLO PARK BLVD E            DAVENPORT, FL 33837
L      2233              01/28/1999     Putnam           1136 SR 20                      INTERLACHEN, FL 32148
O      2234              01/28/1999     Volusia          1701 N. VOLUSIA AVE             ORANGE CITY, FL 32763
O      2235              01/28/1999     Putnam           624 S STATE ROAD 19             PALATKA, FL 32177
O      2236              01/28/1999     Brevard          2498 TURPENTINE RD              MIMS, FL 32754
O      2258              01/28/1999     Volusia          1717 S US 17                    BARBERVILLE, FL 32105
O      2271              01/28/1999     Volusia          1695 N. US 17                   SEVILLE, FL 32190
L      2272              01/28/1999     Putnam           1140 CR 309                     CRESCENT CITY, FL 32112
L      2290              01/28/1999     Lake             19516 E SR 44                   EUSTIS, FL 32726
O      2291              01/28/1999     St. Johns        6750 US1 SOUTH                  ST AUGUSTINE, FL 32086
O      2292              01/28/1999     Lake             7609 US 441                     LEESBURG, FL 34748
L      2298              01/28/1999     St. Johns        6573 A1A SOUTH                  ST AUGUSTINE, FL 32084
O      2307              01/28/1999     Putnam           131 SR 207                      EAST PALATKA, FL 32131
O      2314              01/28/1999     Marion           10143 SE SUNSET HARB            SUMMERFIELD, FL 34491
L      2318              01/28/1999     Marion           14990 NW HIGHWAY 225            FAIRFIELD, FL 32634
L      2319              01/28/1999     Marion           4899 NE JACKSONVILLE            OCALA, FL 34479
O      2321              01/28/1999     Marion           13002 NE JACKSONVILL            SPARR, FL 32192
O      2322              01/28/1999     Marion           15877 E HWY 40                  SILVER SPRINGS, FL 34488
O      2326              01/28/1999     Marion           12475 NW GAINESVILLE            LOWELL, FL 32663
O      2328              01/28/1999     Marion           1940 SE 58TH AVENUE             OCALA, FL 34471
O      2329              01/28/1999     Putnam           902 SR 20                       INTERLACHEN, FL 32148
O      2330              01/28/1999     Marion           6000 W SR 40                    OCALA, FL 34482
O      2332              01/28/1999     Lake             10030 CR 44                     LEESBURG, FL 34788
O      2334              01/28/1999     Orange           4914 ROCK SPRINGS RO            APOPKA, FL 32712
L      2356              01/28/1999     Bradford         1701 S. WATER STREET            STARKE, FL 32091
L      2357              01/28/1999     Bradford         19499 NW SR 16                  STARKE, FL 32091
L      2398              01/28/1999     Volusia          431 N. ATLANTIC AVE             DAYTONA BEACH, FL 32118
O      2403              01/28/1999     Lake             23932 SR46 (SORRENTO            SORRENTO, FL 32776
O      2404              01/28/1999     Orange           1252 S. APOPKA BLVD             APOPKA, FL 32703
O      2405              01/28/1999     Marion           225 NE 28TH AVE                 OCALA, FL 34471
O      2406              01/28/1999     Seminole         4181 ORANGE BLVD                LAKE MONROE, FL 32747
L      2407              01/28/1999     Lake             933 HIGHWAY 448                 TAVARES, FL 32778
O      2408              01/28/1999     Volusia          3930 SR 44                      NEW SMYRNA BEACH, FL 32168
O      2416              01/28/1999     Alachua          6905 NE HWY 301                 HAWTHORNE, FL 32640
O      2419              01/28/1999     Volusia          446 S LAKEVIEW DRIVE            LAKE HELEN, FL 32744
O      2426              01/28/1999     Putnam           519 N. SUMMIT STREET            CRESCENT CITY, FL 32112
L      2427              01/28/1999     Bradford         23039 NW SR 16                  STARKE, FL 32091
L      2428              01/28/1999     Putnam           643 N. HIGHWAY 17               PALATKA, FL 32177
L      2429              01/28/1999     Volusia          2600 N. DIXIE FREEWA            NEW SMYRNA BEACH, FL 32168
O      2430              01/28/1999     Volusia          905 S SPRING GARDEN             DELAND, FL 32720
L      2432              01/28/1999     Union            585 SW 6TH STREET               LAKE BUTLER, FL 32054
L      2478              01/28/1999     Putnam           1420 HWY 20                     INTERLACHEN, FL 32148
O      2483              01/28/1999     Seminole         905 SR 434                      ALTAMONTE SPRINGS, FL 32714
L      2485              01/28/1999     Seminole         303 E. 25TH STREET              SANFORD, FL 32771
L      2501              01/28/1999     Lake             42404 STATE ROAD 19             ALTONA, FL 32702
O      2502              01/28/1999     Seminole         1000 LOCWOOD ROAD               OVIEDO, FL 32765
O      2503              01/28/1999     Lake             2101 SR 19                      TAVARES, FL 32778
O      2504              01/28/1999     Orange           10001 LAKE UNDERHILL            ORLANDO, FL 32825
O      2505              01/28/1999     Volusia          399 S US 17/92                  DEBARY, FL 32713
O      2525              01/28/1999     Volusia          1805 S. RIDGEWOOD AV            EDGEWATER, FL 32132
L      2527              01/28/1999     Orange           347 N. THOMPSON ROAD            APOPKA, FL 32703

Prog - STR005R    *      Store Property Type and Address               Page    6
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      2548              01/28/1999     Bradford         11735 SW SR 231                 BROOKER, FL 32622
O      2574              01/28/1999     Volusia          1520 SR 40                      ORMOND BEACH, FL 32174
O      2575              01/28/1999     Lake             100 MILLER STREET               FRUITLAND PARK, FL 34731
O      2576              01/28/1999     St. Johns        1115 A1A BEACH BLVD             ST AUGUSTINE BEACH, FL 32084
L      2577              01/28/1999     Putnam           1119 SR 100                     FLORAHOME, FL 32140
L      2612              01/28/1999     Volusia          2495 TOMOKA FARMS RD            PORT ORANGE, FL 32124
L      2613              01/28/1999     Volusia          2497 S. WOODLAND BLV            DELAND, FL 32720
L      2643              01/28/1999     Putnam           3300 CRILL AVENUE               PALATKA, FL 32177
L      2645              01/28/1999     Volusia          2590 OLD NEW YORK AV            DELAND, FL 32720
O      2655              01/28/1999     Seminole         135 E. SR 46                    GENEVA, FL 32732
L      2759              01/28/1999     Seminole         691 HUNT CLUB BLVD              LONGWOOD, FL 32779
O      2777              01/28/1999     Putnam           1777 HIGHWAY 17S                POMONA PARK, FL 32181
O      2798              01/28/1999     Lake             2999 W. MAIN STREET             LEESBURG, FL 34748
L      2799              01/28/1999     Lake             25615 SR 46                     SORRENTO, FL 32776
O      2800              01/28/1999     Lake             8049 SR 48                      YALAHA, FL 34797
O      2802              01/28/1999     Putnam           2803 SILVER LAKE DRI            PALATKA, FL 32177
L      2803              01/28/1999     Putnam           1900 ST JOHNS AVENUE            PALATKA, FL 32177
O      2804              01/28/1999     Lake             391 N. CENTRAL AVENU            UMATILLA, FL 32784
O      2805              01/28/1999     Orange           400 FRANKLIN STREET             OCOEE, FL 34761
O      2806              01/28/1999     Volusia          320 N. SR 415                   OSTEEN, FL 32764
L      2842              01/28/1999     Union            SR121/SR229                     RAIFORD, FL 32083
L      2844              01/28/1999     Orange           1810 ROCK SPRINGS RO            APOPKA, FL 32712
L      2846              01/28/1999     Volusia          1380 SR 40 W                    BARBERVILLE, FL 32105
L      2856              01/28/1999     Marion           24282 NE HWY 315 (FT            ORANGE SPRINGS, FL 32182
L      2901              01/28/1999     Marion           7590 E. HWY 25                  BELLEVIEW, FL 34420
L      2902              01/28/1999     Marion           6961 N US HWY 441               OCALA, FL 34475
L      2903              01/28/1999     Sumter           9985 N. US 301                  WILDWOOD, FL 34785
O      2904              01/28/1999     Volusia          2095 E SR 44                    DELAND, FL 32724
L      2907              01/28/1999     Marion           5160 S. PINE AVENUE             OCALA, FL 34480
O      2908              01/28/1999     Marion           8664 SW 103RD STREET            OCALA, FL 34481
O      2910              01/28/1999     Volusia          601 BEVILLE ROAD                S. DAYTONA, FL 32119
L      2911              01/28/1999     Bradford         5754 NAVARRE AVENUE             HAMPTON, FL 32112
O      6009              04/14/1983     Putnam           400 SR 26                       MELROSE, FL 32666
L      6013              09/01/1969     Clay             5341 HIGHWAY 17                 GREEN COVE SPRINGS, FL 32043
L      6015              06/01/1970     Putnam           7450 CRILL AVENUE               PALATKA, FL 32177
L      6016              08/01/1970     Clay             1890 KINGSLEY AVE               ORANGE PARK, FL 32073
O      6019              09/28/1983     Clay             2000 STATE ROAD 16W             GREEN COVE SPRINGS, FL 32043
O      6020              08/29/1971     Nassau           1015 ATLANTIC BLVD              FERNANDINA BEACH, FL 32034
L      6030              09/21/1983     Duval            1403 N 3RD STREET               JACKSONVILLE BEACH, FL 32250
L      6031              07/08/1982     Duval            773 ATLANTIC BLVD               ATLANTIC BEACH, FL 32233
L      6032              01/25/1973     Duval            11325 W BEAVER ST               JACKSONVILLE, FL 32220
O      6034              04/14/1973     Clay             102 SUZANNE AVE                 ORANGE PARK, FL 32073
L      6036              03/03/1973     Putnam           310 S CR 21                     HAWTHORNE, FL 32640
O      6038      38      04/23/1985     Duval            7992 NORMANDY BLVD              JACKSONVILLE, FL 32221
O      6039      39      08/11/1983     Duval            4024 SOUTHSIDE BLVD             JACKSONVILLE, FL 32216
L      6041              08/04/1973     Nassau           2052 S KINGS RD                 CALLAHAN, FL 32097
O      6042      42      06/22/1973     Clay             2584 SR 220                     DOCTORS INLET, FL 32030
L      6049              05/10/1974     Duval            2511 NEW BERLIN RD              JACKSONVILLE, FL 32226
O      6051      51      10/10/1985     Bradford         2652 S E STATE RD 21            MELROSE, FL 32666
L      6056              03/01/1975     Nassau           2734 LEM TURNER RD              CALLAHAN, FL 32011
O      6058      58      05/14/1975     Alachua          5420 W SR 235 (P.O.             LACROSSE, FL 32658
O      6059      59      07/03/1975     Alachua          1516 SE 4TH ST                  GAINESVILLE, FL 32641

Prog - STR005R    *      Store Property Type and Address               Page    7
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      6065              02/03/1976     Clay             3895 OLD JENNINGS RD            MIDDLEBURG, FL 32068
L      6066              02/12/1976     Alachua          101 NW US 441                   MICANOPY, FL 32667
L      6068              04/01/1976     Putnam           708 HWY 20, #A/BOX 3            HOLLISTER, FL 32147
L      6069              04/30/1976     Putnam           882 W RIVER ROAD                PALATKA, FL 32177
O      6070       70     06/24/1976     Marion           16991 EAST HIGHWAY 4            SILVER SPRINGS, FL 34488
L      6071              07/02/1976     Duval            6405 BLANDING BLVD              JACKSONVILLE, FL 32244
O      6073       73     10/21/1976     Duval            8181 103RD ST                   JACKSONVILLE, FL 32210
L      6075              07/31/1980     St. Johns        158 A1A N                       PONTE VEDRA BEACH, FL 32082
L      6076              01/13/1977     Duval            2733 STARRETT RD                JACKSONVILLE, FL 32226
L      6078              06/30/1977     Clay             4305 HIGHWAY 17                 ORANGE PARK, FL 32073
O      6079       79     07/14/1977     Lake             24421 SR 40/BOX 336             ASTOR, FL 32102
L      6080              07/13/1983     Duval            7211 103RD ST                   JACKSONVILLE, FL 32210
O      6081       81     07/22/1977     Volusia          4622 S CLYDE MORRIS             PORT ORANGE, FL 32119
O      6082       82     08/12/1977     Volusia          1379 BEVILLE RD                 DAYTONA BEACH, FL 32119
L      6083              10/17/1977     Volusia          201 N MAIN                      DAYTONA BEACH, FL 32118
O      6084       84     01/20/1978     St. Johns        1790 SR 13                      JACKSONVILLE, FL 32259
L      6086              11/22/1977     Brevard          1500 SINGLETON AVE N            TITUSVILLE, FL 32796
L      6087              11/03/1977     Brevard          2455 N WICKHAM RD               MELBOURNE, FL 32935
L      6088              11/17/1977     Nassau           541519 US HIGHWAY 1             HILLIARD, FL 32046
L      6090              10/27/1977     Duval            1012-5 MARGARET ST              JACKSONVILLE, FL 32204
L      6092              12/15/1977     Brevard          150 NEWFOUND HARBOR             MERRITT ISLAND, FL 32952
L      6093              04/06/1978     Brevard          255 OCEAN BLVD                  SATELLITE BEACH, FL 32937
O      6094       94     03/23/1978     Brevard          3164 MAIN ST, W                 MIMS, FL 32754
L      6095              03/02/1978     Nassau           718 SOUTH U.S.HWY 17            YULEE, FL 32097
L      6099              05/02/1978     St. Johns        123 KINGS ST                    ST AUGUSTINE, FL 32084
L      6100              04/05/1984     Clay             1690 WELLS RD                   ORANGE PARK, FL 32073
L      6101              06/13/1978     Duval            13967 MOUNT PLEASANT            JACKSONVILLE, FL 32225
L      6102              07/25/1978     St. Johns        905 SR 207                      ST AUGUSTINE, FL 32086
L      6104              05/17/1979     Orange           1419 NORTH DEAN ROAD            ORLANDO, FL 32825
L      6107              05/29/1978     Citrus           6241 W  CARDINAL ST             HOMOSASSA SPRINGS, FL 34446
L      6109      109     10/12/1978     Nassau           3657 S KINGS HIGHWAY            CALLAHAN, FL 32011
L      6111              08/26/1978     Citrus           1943 NW HWY 19                  CRYSTAL RIVER, FL 34428
O      6116      116     12/19/1978     Duval            13434 ST AUGUSTINE R            JACKSONVILLE, FL 32258
O      6118      118     08/04/1981     St. Johns        2800 US 1, S                    ST AUGUSTINE, FL 32086
O      6120      120     09/13/1979     Pasco            15434 HWY 19, N                 HUDSON, FL 34667
L      6122              08/02/1979     Clay             2682 BLANDING BLVD              MIDDLEBURG, FL 32068
L      6125              01/11/1980     Volusia          4036 S NOVA RD                  PORT ORANGE, FL 32127
O      6128      128     04/10/1980     Brevard          6155 N COURTENAY                MERRITT ISLAND, FL 32953
O      6130      130     01/31/1980     Duval            8838 ATLANTIC BLVD              JACKSONVILLE, FL 32211
O      6131      131     03/06/1980     Brevard          4001 N WICKHAM RD               MELBOURNE, FL 32935
L      6132              03/27/1980     Brevard          1823 KNOX MCRAE DR              TITUSVILLE, FL 32780
L      6134              03/25/1980     Pasco            17346 SHADY HILLS RD            SPRING HILL, FL 34610
L      6136              03/24/1980     Pasco            17943 US 41                     SPRING HILL, FL 34610
L      6137              12/03/1980     Orange           4490 S SEMORAN                  ORLANDO, FL 32822
L      6142              04/08/1981     Brevard          5881 BABCOCK ST NE              PALM BAY, FL 32907
O      6145      145     01/13/1982     Brevard          7175 HWY 1 N                    COCOA, FL 32927
L      6146      146     01/21/1982     Alachua          3525 SW 34TH ST                 GAINESVILLE, FL 32608
L      6147              03/18/1982     Duval            6003-5 ROOSEVELT BLV            JACKSONVILLE, FL 32244
O      6149      149     06/10/1982     Brevard          701 S PARK AVENUE               TITUSVILLE, FL 32780
O      6150      150     05/05/1982     Volusia          2460 OCEAN SHORE BLV            ORMOND BEACH, FL 32176
O      6152      152     05/19/1982     Duval            1092 S MCDUFF AVENUE            JACKSONVILLE, FL 32205
O      6155      155     11/18/1982     Orange           4252 S ORANGE BLOSSO            ORLANDO, FL 32839

Prog - STR005R    *      Store Property Type and Address               Page    8
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
O      6156      156     01/05/1983     Brevard          3990 LAKE DRIVE                 COCOA, FL 32926
O      6157      157     01/20/1983     Orange           808 S PARK AVENUE               APOPKA, FL 32703
O      6158      158     01/27/1983     Nassau           1403 LEWIS STREET               FERNANDINA BEACH, FL 32034
O      6159      159     01/13/1983     Duval            8804 LONE STAR RD               JACKSONVILLE, FL 32211
O      6160      160     03/09/1983     Duval            1310 S 3RD ST                   JACKSONVILLE BEACH, FL 32250
O      6161      161     03/17/1983     Alachua          45 SW 250TH ST                  NEWBERRY, FL 32669
L      6162              03/31/1983     Alachua          7302 SW ARCHER RD               GAINESVILLE, FL 32608
O      6163      163     08/10/1983     Duval            1001 N LANE AVENUE              JACKSONVILLE, FL 32254
L      6164              05/11/1983     Duval            13550 ATLANTIC BLVD             JACKSONVILLE, FL 32225
O      6165      165     05/04/1983     Orange           11205 S ORG BLOSSOM             ORLANDO, FL 32837
O      6166      166     07/21/1983     Brevard          1709 N HARBOR CITY B            MELBOURNE, FL 32935
O      6167      167     09/18/1983     Volusia          1150 OCEAN SHORE BLV            ORMOND BEACH, FL 32176
O      6168      168     10/13/1983     Volusia          2625 BEVILLE RD                 DAYTONA BEACH, FL 32119
O      6169      169     01/04/1984     Duval            14376 BEACH BLVD                JACKSONVILLE, FL 32224
L      6173              06/18/1984     Duval            7911 BLANDING BLVD              JACKSONVILLE, FL 32244
O      6175      175     05/12/1983     Baker            584 SIXTH ST                    MACCLENNY, FL 32063
L      6177              10/10/1984     Marion           4750 S US HIGHWAY 41            DUNNELLON, FL 34432
L      6179              01/26/1984     St. Johns        4205 US 1, S                    ST AUGUSTINE, FL 32086
L      6180              03/22/1984     St. Johns        1925 SR 312                     ST AUGUSTINE, FL 32084
L      6182              02/22/1984     Duval            12020 FT CAROLINE RD            JACKSONVILLE, FL 32225
O      6183      183     11/10/1983     Citrus           743 HIGHWAY 41 SOUTH            INVERNESS, FL 34450
L      6184              03/01/1984     Citrus           2275 S SUN COAST BLV            HOMOSASSA, FL 34448
L      6185              02/15/1984     Brevard          6801 HIGHWAY 1 N                COCOA, FL 32927
L      6186              06/13/1984     Duval            5111 BAYMEADOWS RD              JACKSONVILLE, FL 32217
L      6188              03/28/1984     Duval            1003 N EDGEWOOD AVEN            JACKSONVILLE, FL 32254
L      6189              05/16/1984     Orange           7661 MAGNOLIA HOMES             ORLANDO, FL 32810
L      6190              08/08/1984     Duval            14003 BEACH BLVD                JACKSONVILLE, FL 32250
L      6194              07/25/1984     Alachua          3907 NW 13TH ST                 GAINESVILLE, FL 32609
O      6195      195     11/29/1984     Pasco            6226 ROWAN RD                   NEW PORT RICHEY, FL 34653
L      6196              11/15/1984     Duval            8820 W 103RD ST                 JACKSONVILLE, FL 32210
L      6198              02/08/1985     Duval            6621 ARYGLE FOREST B            JACKSONVILLE, FL 32244
L      6199              02/08/1985     Duval            2952 DUNN AVENUE                JACKSONVILLE, FL 32218
L      6207              02/08/1984     Duval            5946 NEW KINGS RD               JACKSONVILLE, FL 32209
O      6210      210     03/07/1985     Brevard          1060 EMERSON DR NE              PALM BAY, FL 32907
L      6211              08/06/1984     Clay             8090 SR 100                     KEYSTONE HEIGHTS, FL 32656
L      6212              08/24/1984     Volusia          31 INLET HARBOR RD              PONCE INLET, FL 32127
L      6216              08/27/1984     Polk             123 W BAY ST                    DAVENPORT, FL 33837
L      6219              08/27/1984     Polk             207 SR 17                       LAKE HAMILTON, FL 33851
L      6220              08/27/1984     Polk             14581 US HWY 27                 LAKE WALES, FL 33853
L      6224              08/27/1984     Polk             3044 HWY 60                     LAKE WALES, FL 33853
L      6226              01/10/1985     Duval            9551 BAYMEADOWS RD              JACKSONVILLE, FL 32256
L      6228              03/27/1985     Brevard          4775-1 FAY BLVD                 COCOA, FL 32927
O      6229      229     12/19/1985     Brevard          2595 EMERSON DRIVE              PALM BAY, FL 32909
O      6230      230     04/03/1985     Duval            9509 SAN JOSE BLVD              JACKSONVILLE, FL 32257
L      6231              01/07/1985     Alachua          926 W UNIVERSITY AVE            GAINESVILLE, FL 32601
L      6233              03/21/1985     Lake             2754 E SR 44                    EUSTIS, FL 32726
L      6234              04/11/1985     Clay             3137 SR 220                     MIDDLEBURG, FL 32068
O      6236      236     08/07/1985     Duval            1209 MONUMENT RD                JACKSONVILLE, FL 32225
L      6244              05/01/1985     Duval            3220 BELFORT ROAD               JACKSONVILLE, FL 32216
L      6247              05/01/1985     Duval            2688 OLD MIDDLEBURG             JACKSONVILLE, FL 32210
O      6249      249     05/01/1985     St. Johns        70 MASTERS DRIVE                ST AUGUSTINE, FL 32095
L      6261              05/01/1985     Duval            6630 BEACH BLVD                 JACKSONVILLE, FL 32216

Prog - STR005R    *      Store Property Type and Address              Page    9
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
O      6262      262     07/17/1985     Nassau           3331 S FLETCHER AVE             FERNANDINA BEACH, FL 32034
L      6263              08/21/1985     St. Johns        4540 US 1, N                    ST AUGUSTINE, FL 32095
L      6264              01/08/1986     Lake             126 N US HWY 27/441             LADY LAKE, FL 32159
L      6265              05/02/1986     Alachua          15089 N.W. US HIGHWA            ALACHUA, FL 32615
O      6267      267     11/07/1985     Clay             338 COLLEGE DR                  ORANGE PARK, FL 32065
L      6268              12/21/1985     Volusia          5886 S RIDGEWOOD AVE            PORT ORANGE, FL 32127
L      6270              04/17/1986     Alachua          4030 SW 13TH ST                 GAINESVILLE, FL 32608
O      6271      271     05/08/1986     Duval            4815 SAN PABLO RD               JACKSONVILLE, FL 32224
O      6272      272     01/22/1986     Putnam           543 SOUTH HWY 17                SAN MATEO, FL 32187
O      6273      273     02/13/1986     Duval            1839 8TH ST, E                  JACKSONVILLE, FL 32206
O      6274      274     06/04/1986     Levy             4 HIGHWAY 19 SOUTH              INGLIS, FL 34449
L      6276              04/24/1986     St. Johns        125 SR 207                      ST AUGUSTINE, FL 32095
O      6278      278     07/11/1986     St. Johns        8796 E CHURCH ST                HASTINGS, FL 32145
O      6279      279     03/13/1987     Citrus           6296 W GULF TO LAKE             CRYSTAL RIVER, FL 34429
O      6282      282     04/23/1987     Seminole         495 PEARL LAKE CAUSE            ALTAMONTE SPRINGS, FL 32714
O      6283      283     09/11/1986     Pasco            6618 EMBASSY BLVD               PORT RICHEY, FL 34668
O      6284      284     05/15/1986     Nassau           1484 NASSAUVILLE RD             FERNANDINA BEACH, FL 32034
O      6285      285     10/09/1986     Duval            2615 ST JOHNS BLUFF             JACKSONVILLE, FL 32246
O      6286      286     06/06/1986     Clay             4486 CR 218, W                  MIDDLEBURG, FL 32068
O      6288      288     03/05/1987     Hernando         999 NORTH BROAD STRE            BROOKSVILLE, FL 34610
O      6289      289     05/13/1987     Putnam           744 S HWY 17                    SATSUMA, FL 32189
O      6290      290     08/15/1986     Clay             3128 BLANDING BLVD              MIDDLEBURG, FL 32068
L      6291              01/08/1987     Pasco            3514 GRAND BLVD                 NEW PORT RICHEY, FL 34652
L      6292              10/03/1990     Brevard          6375 MINTON ROAD, NE            PALM BAY, FL 32907
O      6293      293     11/21/1986     Duval            4129 SPORTMAN'S CLUB            JACKSONVILLE, FL 32219
O      6294      294     11/14/1986     Orange           1515 WURST RD                   OCOEE, FL 34761
O      6295      295     01/16/1987     Clay             1091 BLANDING BLVD              ORANGE PARK, FL 32065
O      6296      296     01/28/1987     Duval            636 S MCDUFF AVE                JACKSONVILLE, FL 32205
O      6298      298     01/23/1987     Lake             451 W MYERS                     MASCOTTE, FL 32753
O      6299      299     02/19/1987     Duval            8496 BLANDING BLVD              JACKSONVILLE, FL 32244
L      6501              10/02/1986     Clay             6935 HWY 17                     GREEN COVE SPRINGS, FL 32043
L      6502              10/02/1986     Clay             1517 IDLEWILD AVE               GREEN COVE SPRINGS, FL 32043
O      6504      504     10/23/1986     Volusia          807 INDIAN RIVER BLV            EDGEWATER, FL 32132
L      6505              12/17/1986     Duval            3550 UNIVERSITY BLVD            JACKSONVILLE, FL 32277
L      6508              05/20/1987     Clay             6835 SR 21                      KEYSTONE HEIGHTS, FL 32656
O      6510      510     06/10/1987     Clay             486 BLANDING BLVD               ORANGE PARK, FL 32073
O      6511      511     07/01/1987     Volusia          799 BILL FRANCE DRIV            DAYTONA BEACH, FL 32114
O      6512      512     09/25/1987     Hernando         13075 SPRINGHILL DRI            SPRING HILL, FL 34609
O      6513      513     09/11/1987     Brevard          900 MALABAR ROAD, SW            PALM BAY, FL 32907
O      6515      515     10/14/1987     Duval            5703 TIMUQUANA RD               JACKSONVILLE, FL 32210
O      6516      516     03/10/1988     Pasco            13703 HWY 19                    HUDSON, FL 34667
O      6517      517     09/18/1987     Duval            3051 MONUMENT RD                JACKSONVILLE, FL 32225
O      6518      518     02/18/1988     Duval            8735 N KINGS RD                 JACKSONVILLE, FL 32219
O      6519      519     12/16/1987     Clay             804 BLANDING BLVD               ORANGE PARK, FL 32065
L      6521              02/04/1988     Duval            10870 HARTS RD                  JACKSONVILLE, FL 32218
L      6522              05/20/1988     Seminole         20 E MITCHELL HAMMOC            OVIEDO, FL 32765
L      6523              03/09/1988     Duval            8840 PHILLIPS HWY               JACKSONVILLE, FL 32256
O      6524      524     01/19/1989     Marion           3873 SW COLLEGE RD              OCALA, FL 34474
L      6525              10/14/1987     Orange           5051 GATEWAY AVE                ORLANDO, FL 32821
L      6526              07/21/1988     Brevard          1990 MICHIGAN AVE               COCOA, FL 32922
O      6527      527     05/31/1989     Alachua          9404 NW 39TH AVENUE             GAINESVILLE, FL 32606
O      6528      528     11/09/1989     Brevard          748 PALM BAY RD, NE             PALM BAY, FL 32905

Prog - STR005R    *      Store Property Type and Address              Page   10
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      6530              07/14/1988     Duval            4429 BLANDING BLVD              JACKSONVILLE, FL 32210
L      6531              04/14/1988     Duval            2775-10 MAYPORT RD              JACKSONVILLE, FL 32233
O      6532      532     02/22/1989     Orange           9988 S ORANGE AVE               ORLANDO, FL 32824
O      6534      534     03/01/1989     Duval            4856 PARK STREET                JACKSONVILLE, FL 32205
O      6535      535     09/30/1988     Alachua          2152 NW 39TH AVE                GAINESVILLE, FL 32605
L      6536              07/11/1989     Duval            12405 N MAIN ST                 JACKSONVILLE, FL 32218
O      6537      537     03/25/1991     Putnam           720 S STATE ROAD 19             PALATKA, FL 32177
L      6538              07/13/1989     Osceola          3302 W COLUMBIA                 KISSIMMEE, FL 34741
L      6539              10/17/1989     Hillsborou       14611 BRUCE B DOWNS             TAMPA, FL 33613
L      6541              02/14/1990     Hillsborou       10106 MCMULLEN DRIVE            RIVERVIEW, FL 33569
O      6542      542     01/17/1991     Brevard          3088 HARBOR CITY BLV            MELBOURNE, FL 32935
L      6544              10/23/1991     Hillsborou       6005 BIG BEND RD                GIBSONTON, FL 33534
L      6547              10/16/1991     Polk             1013 E HINSON AVENUE            HAINES CITY, FL 33844
O      6548      548     11/20/1991     Clay             695 KINGSLEY AVE                ORANGE PARK, FL 32073
O      6549      549     01/30/1992     Brevard          2200 S FISKE BOULEVA            ROCKLEDGE, FL 32955
O      3255              07/22/1999     Richmond         3477 WRIGHTSBORO RD             AUGUSTA, GA 30909
L      3258              07/22/1999     Richmond         2459 WINDSOR SPRING             AUGUSTA, GA 30906
L      3261              07/22/1999     Richmond         3011 WASHINGTON ROAD            AUGUSTA, GA 30907
L      3262              07/22/1999     Richmond         3434 WRIGHTSBORO ROA            AUGUSTA, GA 30909
L      3263              07/22/1999     Richmond         4101 WINDSOR SPRING             HEPHZIBAH, GA 30815
L      3264              07/22/1999     Richmond         2822 PEACH ORCHARD R            AUGUSTA, GA 30907
O      3265              07/22/1999     Columbia         440 SOUTH BELAIR RD             AUGUSTA, GA 30909
L      3266              07/22/1999     Richmond         3003 DEANS BRIDGE RO            AUGUSTA, GA 30906
L      3270              07/22/1999     Richmond         1494 JONES STREET               AUGUSTA, GA 30901
L      3275              07/22/1999     Richmond         3333 WASHINGTON RD              MARTINEZ, GA 30907
L      3304              11/11/1999     Hall             2640 DAWSONVILLE HWY            GAINESVILLE, GA 30501
L      3305              11/11/1999     Hall             937 QUEEN CITY PARKW            GAINESVILLE, GA 30501
L      3306              11/11/1999     Hall             1724 ATLANTA HWY                GAINESVILLE, GA 30504
L      3307              11/11/1999     Hall             1261 THOMPSON BRIDGE            GAINESVILLE, GA 30501
L      3308              11/11/1999     Hall             615 E E BUTLER ST               GAINESVILLE, GA 30501
L      3309              11/11/1999     Hall             3471 MUNDY MILL RD              OAKWOOD, GA 30542
L      3310              11/11/1999     Habersham        1007 NORTH WAYSIDE              CORNELIA, GA 30531
L      3311              11/11/1999     Hall             1785 BROWNS BRIDGE R            GAINESVILLE, GA 30501
L      3312              11/11/1999     Hall             1680 PARK HILL RD               GAINESVILLE, GA 30501
O      3313              11/11/1999     Habersham        3951 STATE HWY 365              ALTO, GA 30510
L      3314              11/11/1999     Hall             506 JESSE JEWELL PKW            GAINESVILLE, GA 30501
L      3315              11/11/1999     Clarke           615 EAST SPRING ST              MONROE, GA 30655
L      3316              11/11/1999     Clarke           1333 LUMPKIN ST                 ATHENS, GA 30606
L      3317              11/11/1999     Jackson          614 S BROAD ST                  COMMERCE, GA 30529
L      3318              11/11/1999     Dawson           78 HWY 9 NORTH                  DAWSONVILLE, GA 30534
L      3319              11/11/1999     White            301 N MAIN ST                   CLEVELAND, GA 30528
L      3320              11/11/1999     White            990 PRINCE AVE                  ATHENS, GA 30605
L      3321              11/11/1999     Hall             3350 THOMPSON BRIDGE            GAINESVILLE, GA 30506
L      3322              11/11/1999     Hall             1260 CANDLER RD                 GAINESVILLE, GA 30501
L      3323              11/11/1999     Hall             2550 LIMESTONE PKWY             GAINESVILLE, GA 30501
L      3324              11/11/1999     Habersham        5000 TALMADGE DRIVE             HOLLYWOOD, GA 30523
L      3325              11/11/1999     Barrow           634 CHRISTMAS AVE               BETHLEHEM, GA 30620
L      3326              11/11/1999     Henry            1080 JODECO RD                  STOCKBRIDGE, GA 30281
L      3327              11/11/1999     Henry            500 JONESBORO RD                MCDONOUGH, GA 30253
L      3328              11/11/1999     Henry            5080 BILL GARDNER PK            LOCUST GROVE, GA 30248
L      3329              11/11/1999     Henry            269 KEYS FERRY ST               MCDONOUGH, GA 30253
L      3330              11/11/1999     Henry            32 E MAIN ST                    HAMPTON, GA 30228

Prog - STR005R    *      Store Property Type and Address              Page   11
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      3331              11/11/1999     Spalding         3420 JACKSON RD                 GRIFFIN, GA 30253
L      3332              11/11/1999     Henry            610 MACON ST                    MCDONOUGH, GA 30253
L      3333              11/11/1999     Henry            978 HWY 155 W                   MCDONOUGH, GA 30253
L      3334              11/11/1999     Habersham        1291 LEVEL GROVE RD             CORNELIA, GA 30531
L      3335              11/11/1999     Clarke           1790 COMMERCE RD                ATHENS, GA 30607
L      3336              11/11/1999     Gwinnett         2275 BUFORD HWY                 BUFORD, GA 30518
L      3337              11/11/1999     Dawson           5425 HWY 53 EAST                DAWSONVILLE, GA 30534
L      3338              11/11/1999     Henry            1001 EAGLES LANDING             STOCKBRIDGE, GA 30281
L      3339              11/11/1999     Hall             2412 OLD CORNELIA HW            GAINESVILLE, GA 30507
L      3340              11/11/1999     White            78 S. MAIN STREET               CLEVELAND, GA 30528
L      3341              11/11/1999     Barrow           1334 ATLANTA HWY NW             AUBURN, GA 30203
L      3342              11/11/1999     Hall             5804 CORNELIA HWY               ALTO, GA 30510
L      3343              11/11/1999     Rockdale         2992 HWY 155                    STOCKBRIDGE, GA 30281
L      3344              11/11/1999     Henry            3148 JODECO RD                  MCDONOUGH, GA 30253
L      3345              11/11/1999     Barrow           93 EAST MAT ST                  WINDER, GA 30680
L      3346              11/11/1999     Clarke           290 US HWY 29 N                 ATHENS, GA 30601
L      3347              11/11/1999     Henry            181 FAIRVIEW RD                 STOCKBRIDGE, GA 30281
L      3349              11/11/1999     Madison          18 HWY 72 WEST                  COMER, GA 30629
L      3350              11/11/1999     Henry            4315 JODECO RD                  MCDONOUGH, GA 30253
L       732              09/01/1978     WARRICK          611 W STATE RD 62               BOONVILLE, IN 47601
L       737              11/11/1977     WARRICK          720 N 3RD ST                    BOONVILLE, IN 47601
L       740              06/26/1978     GIBSON           1002 S MAIN ST                  PRINCETON, IN 47670
L       742              07/18/1978     PIKE             901 N MAIN AND FACTO            WINSLOW, IN 47598
L       743              08/15/1977     PIKE             2039 E MAIN ST                  PETERSBURG, IN 47567
L       746              06/22/1977     SPENCER          747 SYCAMORE STREET             ROCKPORT, IN 47635
L       747              08/18/1978     VANDERBURG       3015 KRATZVILLE RD              EVANSVILLE, IN 47710
L       749              11/15/1978     GIBSON           201 W MAIN ST                   FRANCISCO, IN 47649
L       751              02/28/1981     VANDERBURG       2400 E RIVERSIDE DR             EVANSVILLE, IN 47714
L       807              12/17/1987     VANDERBURG       5817 STRINGTOWN RD              EVANSVILLE, IN 47711
O       809              12/17/1987     VANDERBURG       1321 N. FULTON AVE.             EVANSVILLE, IN 47710
O       812              12/17/1987     VANDERBURG       325 S KENTUCKY AVE              EVANSVILLE, IN 47714
L       814              12/17/1987     VANDERBURG       960 S WEINBACH AVE              EVANSVILLE, IN 47714
L       815              12/17/1987     VANDERBURG       1650 S KENTUCKY AVE             EVANSVILLE, IN 47714
L       314              03/08/1982     MUHLENBERG       101 N JOHN PRINE AVE            DRAKESBORO, KY 42337
L       351              04/16/1981     CALDWELL         328 SOUTH JEFFERSON             PRINCETON, KY 42445
O       391              05/27/1982     CHRISTIAN        3249 LAFAYETTE RD               HOPKINSVILLE, KY 42240
O       394              06/17/1982     CHRISTIAN        932 NORTH MAIN ST               HOPKINSVILLE, KY 42240
O       419              12/15/1983     LOGAN            1034 N. MAIN STREET             RUSSELLVILLE, KY 42276
O       420              12/08/1983     LOGAN            407 HOPKINSVILLE RD             RUSSELLVILLE, KY 42276
O       427              07/26/1984     HOPKINS          HWY US 41A & 62                 NORTONVILLE, KY 42442
L       449              04/16/1985     HOPKINS          1350 NORTH MAIN & CH            MADISONVILLE, KY 42431
L       649              02/01/1977     UNION            215 N MORGAN                    MORGANFIELD, KY 42437
L       652              09/01/1978     HOPKINS          7050 HANSON ROAD                HANSON, KY 42413
L       653              04/26/1971     HOPKINS          RT 5 GRAPEVINE & MCL            MADISONVILLE, KY 42431
L       657              07/15/1980     WEBSTER          158 US 41 SOUTH                 SEBREE, KY 42455
L       659              08/20/1979     HOPKINS          422 CENTER ST                   MADISONVILLE, KY 42431
L       670              06/27/1979     CALDWELL         700 N JEFFERSON                 PRINCETON, KY 42445
L       672              07/12/1984     MCLEAN           830 MAIN ST                     CALHOUN, KY 42327

Prog - STR005R    *      Store Property Type and Address              Page    12
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L       675              08/30/1979     WEBSTER          RT 3  BOX 125A                  CLAY, KY 42404
L       677              08/01/1979     DAVIESS          2510 TAMARACK RD                OWENSBORO, KY 42301
L       679              09/01/1977     CHRISTIAN        2175 RUSSELLVILLE RD            HOPKINSVILLE, KY 42240
L       686              04/10/1980     DAVIESS          2737 W PARRISH AVE              OWENSBORO, KY 42301
L       698              09/01/1976     DAVIESS          409 CRABTREE                    OWENSBORO, KY 42301
O       702              07/14/1986     HENDERSON        2336 S GREEN ST                 HENDERSON, KY 42420
O       706              05/02/1977     HENDERSON        300 WATSON LANE                 HENDERSON, KY 42420
L       707              03/28/1977     DAVIESS          3100 WEST 2ND ST                OWENSBORO, KY 42301
L       708              09/01/1978     HENDERSON        705 N GREEN ST                  HENDERSON, KY 42420
L       709              04/15/1977     HOPKINS          2250 ANTON RD                   MADISONVILLE, KY 42431
L       711              11/24/1978     HOPKINS          RT 1  BOX 300                   DAWSON SPRINGS, KY 42408
L       714              12/15/1980     HENDERSON        1308 ATKINSON ST                HENDERSON, KY 42420
L       717              06/01/1978     HENDERSON        528 MAIN ST.                    CORYDON, KY 42406
L       720              06/12/1980     WEBSTER          121 US HWY 41 A SOUT            PROVIDENCE, KY 42450
L       722              08/18/1980     DAVIESS          1355 E 4TH ST                   OWENSBORO, KY 42301
O       725              05/22/1981     MUHLENBERG       6059 US HWY 62 W                GRAHAM, KY 42344
L       727              06/26/1981     DAVIESS          5625 STATE RT 144               OWENSBORO, KY 42301
L       800              12/17/1987     HENDERSON        1209 S GREEN ST                 HENDERSON, KY 42420
L       801              12/17/1987     HENDERSON        1704 SECOND ST                  HENDERSON, KY 42420
L       804              12/17/1987     DAVIESS          1724 LEITCHFIELD RD             OWENSBORO, KY 42303
L       806              12/17/1987     DAVIESS          RT 1, 5611 HWY 54               PHILPOT, KY 42366
L       836              11/09/1989     DAVIESS          1816 TRIPLETT ST                OWENSBORO, KY 42301
L       837              12/14/1989     HENDERSON        197 GARDEN MILE RD              HENDERSON, KY 42420
O       843              12/14/1989     HENDERSON        2001 U.S. 60 EAST               HENDERSON, KY 42420
L      3450              12/21/2000     MADISON          1503 HWY 65                     TALLULAH, LA 71282
O      3451              12/21/2000     OUACHIATA        4320 DESIARD                    MONROE, LA 71201
L      3452              12/21/2000     MOREHOUSE        1514 E MADISON                  BASTROP, LA 71220
L      3453              12/21/2000     OUACHIATA        200 BRIDGE ST                   WEST MONROE, LA 71291
L      3454              12/21/2000     OUACHIATA        1501 NORTH 18TH ST              MONROE, LA 71201
L      3455              12/21/2000     OUACHIATA        1471 GARRETT RD                 MONROE, LA 71202
L      3467              12/21/2000     TANGIPAHOA       900 AVENUE G                    KENTWOOD, LA 70444
L      3468              12/21/2000     TANGIPAHOA       46011 N PUMA DR                 HAMMOND, LA 70401
L      3384              06/29/2000     Jackson          1501 BIENVILLE HWY              OCEAN SPRINGS, MS 39564
L      3385              06/29/2000     Forest           7060 HIGHWAY 49 NORT            HATTIESBURG, MS 39402
L      3386              06/29/2000     Forest           2273 HWY 49                     BROOKLYN, MS 39425
L      3387              06/29/2000     Perry            91933 HIGHWAY 98                MCLAIN, MS 39456
L      3388              06/29/2000     Lauderdale       1408 ROEBUCK                    MERIDIAN, MS 39301
L      3389              06/29/2000     Harrison         13490 HIGHWAY 49 N              GULFPORT, MS 39507
L      3390              06/29/2000     Perry            403 HIGHWAY 98 WEST             NEW AUGUSTA, MS 39462
L      3391              06/29/2000     Jones            101 FRONT STREET                SANDERSVILLE, MS 39477
L      3392              06/29/2000     Jones            905 CHANTILLY STREET            LAUREL, MS 39440
L      3393              06/29/2000     Pearl            1102 SOUTH MAIN STRE            POPLARVILLE, MS 39470
L      3394              06/29/2000     Harrison         1056 BEACH BLVD                 BILOXI, MS 39470
L      3395              06/29/2000     Forest           4050 HIGHWAY 11 SOUT            HATTIESBURG, MS 39402
L      3396              06/29/2000     Covington        2985 HIGHWAY 49                 COLLINS, MS 39428
L      3397              06/29/2000     Simpson          121 PINOLA DRIVE                MAGEE, MS 39111
L      3398              06/29/2000     Lamar            4607 HARDY STREET               HATTIESBURG, MS 39402
L      3399              06/29/2000     Lamar            4904 HARDY STREET               HATTIESBURG, MS 39402
L      3401              06/29/2000     Marion           519 HIGHWAY 98 BYPAS            COLUMBIA, MS 39429
L      3402              09/28/2000     Marion           1911 S AZALEA                   WIGGINS, MS 39429
L      3420              09/14/2000     Rankin           2605 COURTHOUSE CIRC            JACKSON, MS 39208
L      3421              09/14/2000     Rankin           1691 W. GOVERNMENT S            BRANDON, MS 39042

Prog - STR005R    *      Store Property Type and Address              Page   13
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      3422              09/14/2000     Hinds            701 MCDOWELL ROAD               JACKSON, MS 39204
L      3423              09/14/2000     Scott            1270 HWY 35 SOUTH               FOREST, MS 39074
L      3424              09/14/2000     Madison          1198 GLUCKSTADT ROAD            MADISON, MS 39110
L      3425              09/14/2000     Hinds            3434 TERRY ROAD                 JACKSON, MS 39212
L      3428              09/14/2000     Hinds            1302 NORTH STATE STR            JACKSON, MS 39202
L      3429              09/14/2000     Madison          1008 HWY 51 NORTH               MADSION, MS 39110
L      3430              09/14/2000     Hinds            1157 NORTHSIDE DRIVE            JACKSON, MS 39206
L      3431              09/14/2000     Hinds            4201 TERRY ROAD                 JACKSON, MS 39212
L      3432              09/14/2000     Madison          725 RICE ROAD                   RIDGELAND, MS 39157
L      3433              09/14/2000     Rankin           104 GRANTS FERRY ROA            BRANDON, MS 39042
L      3434              09/14/2000     Rankin           320 W. GOVERNMENT ST            BRANDON, MS 39042
L      3435              09/14/2000     Madison          1963 HWY 43                     MADISON, MS 39046
L      3436              09/14/2000     Madison          1442 WEST PEACE STRE            CANTON, MS 39046
L      3437              09/14/2000     Rankin           3100 HWY 49 SOUTH               FLORENCE, MS 39073
L      3440              09/14/2000     Pearl            100 CROSS PARK DR               PEARL, MS 39208
L      3443              12/21/2000     Warren           3400 HALLS FERRY RD             VICKSBURG, MS 39180
L      3444              12/21/2000     Warren           3140 INDIANA AVE                VICKSBURG, MS 39180
L      3445              12/21/2000     Warren           574 HWY 61 N                    VICKSBURG, MS 39180
L      3446              12/21/2000     Warren           4888 HWY 61 S                   VICKSBURG, MS 39180
L      3447              12/21/2000     Warren           4150 WASHINGTON ST              VICKSBURG, MS 39180
L      3448              12/21/2000     Yazoo            1501 JERRY CLOWER BL            YAZOO CITY, MS 39194
L      3449              12/21/2000     Washington       1541 HWY 1 S                    GREENVILLE, MS 38701
L      3456              12/21/2000     Rankin           2391 LAKELAND DRIVE             FLOWOOD, MS 39208
L      3457              12/21/2000     Harrison         10010 HWY 49                    GULFPORT, MS 39501
L      3458              12/21/2000     Harrison         1000 CEDAR LAKE                 BILOXI, MS 39530
L      3459              12/21/2000     Harrison         10073 RODRIQUEZ                 D'IBERVILLE, MS 39532
L      3460              12/21/2000     Harrison         124 EAST BEACH                  LONG BEACH, MS 39560
L      3461              12/21/2000     Jackson          1104 BIENVILLE BLVD             OCEAN SPRINGS, MS 39564
L      3462              12/21/2000     Harrison         #1 PASS RD                      GULFPORT, MS 39501
L      3463              12/21/2000     Hancock          455 HWY 90 W                    BAY ST. LOUIS, MS 39520
L      3464              12/21/2000     Harrison         2194 BEACH BLVD                 BILOXI, MS 39531
L      3465              12/21/2000     Harrison         11160 COWAN-LORRAINE            GULFPORT, MS 39501
L      3466              12/21/2000     Harrison         11791 HWY 15                    D'IBERVILLE, MS 39532
L      3469              12/21/2000     Simpson          1539 SIMPSON HWY                MAGEE, MS 39111
L       101              10/01/1972     LEE              810 HAWKINS AVE                 SANFORD, NC 27330
L       104              06/06/1982     DURHAM           4835 HOPE VALLEY RD             DURHAM, NC 27707
O       105              03/01/1981     LEE              809 CARTHAGE ST                 SANFORD, NC 27330
O       112              01/06/1986     ALAMANCE         110 W HAGGARD ST                ELON COLLEGE, NC 27244
O       116              01/01/1974     HARNETT          1175 HWY 421                    LILLINGTON, NC 27546
O       125              01/01/1974     WAKE             601 N MAIN ST                   FUQUAY-VARINA, NC 27526
O       130              01/01/1974     ROWAN            264 EAST MAIN STREET            ROCKWELL, NC 28138
L       131              08/20/1973     ROWAN            513 MAIN STREET                 CHINA GROVE, NC 28023
O       140              01/01/1974     WATAUGA          1218 STATE FARM RD.             BOONE, NC 28607
L       141              01/01/1973     WATAUGA          771 BLOWING ROCK RD.            BOONE, NC 28607
O       142              01/01/1974     CHATHAM          507 W THIRD ST                  SILER CITY, NC 27344
L       144              09/01/1973     LEE              200 NORTH MAIN STREE            BROADWAY, NC 27505
L       146              01/01/1974     CLEVELAND        123 N MAIN ST                   BOILING SPRINGS, NC 28017
O       147              07/02/1978     WATAUGA          1056 EAST KING ST.              BOONE, NC 28607
O       150              07/01/1974     RANDOLPH         127 EAST SWANNANOA              LIBERTY, NC 27298
O       157              11/01/1978     IREDELL          250 MAIN ST                     TROUTMAN, NC 28166
L       158              06/12/1975     IREDELL          1803 SAFREIT RD                 STATESVILLE, NC 28625
O       161              07/07/1975     ALAMANCE         1031 HWY 87 NORTH               ELON COLLEGE, NC 27244

Prog - STR005R    *      Store Property Type and Address              Page   14
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
O      163               07/01/1975     CATAWBA          1608 SECOND AVE NW              HICKORY, NC 28601
L      164               07/01/1975     WATAUGA          1220 WEST KING ST.              BOONE, NC 28607
O      170               05/04/1984     GUILFORD         3101 PLEASANT GARDEN            GREENSBORO, NC 27406
O      172               08/29/1975     IREDELL          354 S MAIN ST                   MOORESVILLE, NC 28115
L      174               06/08/1976     CHATHAM          620 WEST STREET                 PITTSBORO, NC 27312
L      176               01/01/1953     JOHNSTON         208 EAST MAIN STREET            CLAYTON, NC 27520
O      182               08/24/1976     ROWAN            300 S SALISBURY ST              SPENCER, NC 28159
O      186               08/09/1976     LEE              3014 SOUTH HORNER BL            SANFORD, NC 27330
O      192               05/01/1985     FORSYTH          700 JONESTOWN RD                WINSTON-SALEM, NC 27103
O      215               07/01/1976     STOKES           101 E KING ST                   KING, NC 27021
O      218               12/05/1985     LEE              1130 N HORNER BLVD              SANFORD, NC 27330
L      219               03/11/1977     LEE              1413 BROADWAY ROAD              SANFORD, NC 27330
O      239               03/24/1978     CATAWBA          1200 E MAIN ST                  MAIDEN, NC 28650
O      240               07/21/1977     CATAWBA          334 EAST 20TH ST                NEWTON, NC 28658
L      242               12/12/1977     ALLEGHANY        144 S MAIN ST                   SPARTA, NC 28675
L      250               11/16/1979     AVERY            379 SHAWNEEHAW AVE              BANNER ELK, NC 28604
L      254               06/07/1979     STOKES           RT 1, BOX 404                   KING, NC 27021
L      258               06/26/1979     LEE              3000 JEFFERSON DAVIS            SANFORD, NC 27330
L      267               12/29/1979     CHATHAM          1516 E 11TH STREET              SILER CITY, NC 27344
O      268               03/10/1980     CATAWBA          1901 SW US HWY 70               HICKORY, NC 28601
L      278               07/17/1980     FORSYTH          744 PINEY GROVE RD              KERNERSVILLE, NC 27284
O      286               03/13/1981     CUMBERLAND       4832 RAMSEY STREET              FAYETTEVILLE, NC 28301
O      294               06/02/1980     CHATHAM          11399 US HWY 15-501             CHAPEL HILL, NC 27514
O      302               03/24/1981     CUMBERLAND       736 S REILLY RD                 FAYETTEVILLE, NC 28304
L      303               10/22/1980     GASTON           100 RAKIN ST & S MAI            MT HOLLY, NC 28120
O      305               01/22/1981     CUMBERLAND       1501 PAMALEE DR                 FAYETTEVILLE, NC 28303
L      312               07/25/1981     IREDELL          1924 NEWTON DRIVE               STATESVILLE, NC 28677
L      320               10/31/1981     WAKE             3289 AVENT FERRY RD             RALEIGH, NC 27606
O      331               12/31/1971     LEE              1612 TRAMWAY ROAD               SANFORD, NC 27330
L      336               02/01/1971     CUMBERLAND       5659 BRAGG BLVD.                FAYETTEVILLE, NC 28304
O      355               06/10/1971     LEE              429 EAST WEATHERSPOO            SANFORD, NC 27330
L      357               11/01/1971     RICHMOND         104 S. CHERAW ROAD              HAMLET, NC 28345
L      358               05/18/1976     CUMBERLAND       6428 CAMDEN ROAD                FAYETTEVILLE, NC 28306
O      366               06/26/1982     LEE              812 SOUTH HORNER BLV            SANFORD, NC 27330
O      376               08/21/1981     CUMBERLAND       4000 SOUTH MAIN ST              HOPE MILLS, NC 28348
L      381               11/01/1973     CUMBERLAND       1232 BINGHAM DRIVE              FAYETTEVILLE, NC 28304
L      382               05/01/1974     ORANGE           HWY 70 EAST BYPASS              HILLSBOROUGH, NC 27278
L      385               04/01/1975     LEE              HWY 42  3420 WICKER             SANFORD, NC 27330
L      386               06/15/1974     ORANGE           500 JONES FERRY ROAD            CARRBORO, NC 27510
L      395               09/10/1981     CLEVELAND        3600 W DIXSON BLVD              SHELBY, NC 28150
O      405               10/01/1981     LEE              3006 HAWKINS AVENUE             SANFORD, NC 27330
O      406               10/03/1981     HARNETT          1404 S MAIN ST                  LILLINGTON, NC 27546
O      410               12/13/1982     WATAUGA          1996 BLOWING ROCK RD            BOONE, NC 28607
O      413               07/01/1983     CHATHAM          1010 N SECOND AVE E             SILER CITY, NC 27344
L      426               05/10/1984     GUILFORD         295 EAST PARRIS AVE             HIGH POINT, NC 27261
L      437               02/07/1985     NEW HANOVE       6759 CAROLINA BEACH             WILMINGTON, NC 28409
L      438               12/22/1984     LEE              1007 SPRING LANE                SANFORD, NC 27330
L      439               01/17/1985     COLUMBUS         803 N. JK POWELL BLV            WHITEVILLE, NC 28472
L      440               01/10/1985     NEW HANOVE       6306 CAROLINA BEACH             WILMINGTON, NC 28409
L      441               10/04/1984     ALAMANCE         1013 SOUTH MAIN ST              GRAHAM, NC 27253
L      444               04/04/1985     NEW HANOVE       3053 CASTLE HAYNE RD            WILMINGTON, NC 28401
O      450               05/30/1985     NEW HANOVE       2400 N. COLLEGE RD              WILMINGTON, NC 28405

Prog - STR005R    *      Store Property Type and Address              Page   15
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
O      454               07/26/1985     GUILFORD         2522 RANDLEMAN RD               GREENSBORO, NC 27406
L      456               06/20/1985     CUMBERLAND       RT 14  BOX 275F                 FAYETTEVILLE, NC 28304
O      457               07/18/1985     WAKE             705 E. WILLIAMS STRE            APEX, NC 27502
O      462               09/27/1985     GUILFORD         101 PISGAH CHURCH               GREENSBORO, NC 27405
O      464               08/05/1985     NEW HANOVE       2375 S 17TH STREET              WILMINGTON, NC 28401
O      467               08/08/1985     BRUNSWICK        1130 NORTH HOWE STRE            SOUTHPORT, NC 28461
O      475               11/27/1985     MOORE            1600 US HWY 15 501              SOUTHERN PINES, NC 28387
L      478               01/09/1986     CUMBERLAND       1525 NORTH BRAGG BLV            SPRING LAKE, NC 28390
O      481               02/27/1986     CUMBERLAND       3458 N. MAIN ST.                HOPE MILLS, NC 28348
O      484               08/25/1986     NEW HANOVE       5800 CASTLE HAYNE RD            CASTLE HAYNE, NC 28429
L      486               07/03/1986     CUMBERLAND       6605 RAEFORD RD.                FAYETTEVILLE, NC 28304
O      500               04/22/1987     CUMBERLAND       1300 HOPE MILLS RD              FAYETTEVILLE, NC 28304
L      784               12/15/1986     IREDELL          703 N MAIN ST                   MOORESVILLE, NC 28115
L      795               02/27/1992     FORSYTH          2010 W. MOUNTAIN ST.            KERNERSVILLE, NC 27284
L      799               02/08/1989     PITT             316 E 10TH STREET               GREENVILLE, NC 27858
L      816               06/28/1989     WAKE             1807 HARRISON AVE               CARY, NC 27513
L      818               11/02/1989     ORANGE           2015 OLD NC 86                  HILLSBOROUGH, NC 27278
L      823               10/19/1989     WAKE             5801 TRYON RD                   CARY, NC 27511
L      825               06/30/1989     ONSLOW           2561 ONSLOW DRIVE               JACKSONVILLE, NC 28540
L      826               09/20/1989     PITT             4000 S. MEMORIAL DR.            GREENVILLE, NC 27835
L      827               09/20/1989     PITT             2195 S EVANS ST                 GREENVILLE, NC 27834
L      828               03/01/1990     MECKLENBUR       10329 PARK ROAD                 CHARLOTTE, NC 28210
L      832               09/20/1989     PITT             501 S. MEMORIAL DRIV            GREENVILLE, NC 27835
L      838               02/21/1990     DURHAM           2503 HWY 55 & RIDDLE            DURHAM, NC 27022
L      846               10/01/1992     WAKE             1800 LAURA DUNCAN RD            APEX, NC 27502
L      850               04/05/1995     WAKE             100 FACTORY SHOPS RD            MORRISVILLE, NC 27560
L      851               10/13/1994     ALAMANCE         1110 HUFFMAN MILL RD            BURLINGTON, NC 27216
L      852               11/05/1994     CLEVELAND        1698 E. MARION ST.              SHELBY, NC 28151
L      854               02/08/1995     WILSON           1207 FOREST HILLS RD            WILSON, NC 27896
L      858               08/17/1995     NEW HANOVE       1711 EASTWOOD RD.               WILMINGTON, NC 28405
L      859               09/14/1995     PITT             1900 E FIRETOWER                GREENVILLE, NC 27834
L      860               09/21/1995     CABARRUS         1145 COPPERFIELD BLV            CONCORD, NC 28025
L      861               01/25/1996     GUILFORD         3101 YANCEYVILLE STR            GREENSBORO, NC 27402
L      863               05/16/1996     DURHAM           3793 GUESS ROAD                 DURHAM, NC 27705
L      864               11/08/1996     GUILFORD         601 GALLIMORE DAIRY             HIGH POINT, NC 27261
L      869               02/01/1996     WAKE             8500 LITCHFORD ROAD             RALEIGH, NC 27615
L      872               04/04/1997     DARE             1400 SOUTH CROATAN H            KILL DEVIL HILLS, NC 27948
L      890               06/12/1997     PITT             215 W. 3RD STREET               AYDEN, NC 28513
L      891               06/12/1997     CRAVEN           7921 MAIN STREET                VANCEBORO, NC 28586
L      892               06/12/1997     ONSLOW           1505 PINEY GREEN ROA            JACKSONVILLE, NC 28546
L      893               06/12/1997     PITT             211 MILL STREET                 WINTERVILLE, NC 28590
L      894               06/12/1997     WAYNE            515 E. NEW HOPE ROAD            GOLDSBORO, NC 27530
L      895               06/12/1997     PITT             1930 N. MEMORIAL DRI            GREENVILLE, NC 27834
L      896               06/12/1997     ONSLOW           1070 PINEY GREEN ROA            JACKSONVILLE, NC 28546
L      898               06/12/1997     LENOIR           1690 HWY 258 N                  KINSTON, NC 28504
L      899               06/12/1997     PITT             1125 E. COOPER ST.              WINTERVILLE, NC 28590
L      900               06/12/1997     PITT             4300 EASTERN PINES R            GREENVILLE, NC 27858
L      901               06/12/1997     PITT             2600 S. CHARLES ST.             GREENVILLE, NC 27858
L      906               06/12/1997     CARTERET         1501 LIVE OAK ST.               BEAUFORT, NC 28516
L      914               06/11/1998     WAKE             1001 SE CARY PARKWAY            CARY, NC 27511
L      915               07/30/1998     NEW HANOVE       5717 CASTLE HAYNE RO            CASTLE HAYNE, NC 28429
L      916               05/01/1999     WAKE             3721 TRYON ROAD                 RALEIGH, NC 27607

Prog - STR005R    *      Store Property Type and Address              Page   16
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L       918              03/19/1998     CARTERET         605 E. FORT MACON               ATLANTIC BEACH, NC 28512
L       919              03/19/1998     WAYNE            1601 EAST ASH STREET            GOLDSBORO, NC 27530
L       920              03/19/1998     WAYNE            2606 N. WILLIAM STRE            GOLDSBORO, NC 27530
L       921              03/19/1998     WAYNE            1908 U. S. HWY 117 S            GOLDSBORO, NC 27530
L       922              03/19/1998     WAYNE            2101 WAYNE MEMORIAL             GOLDSBORO, NC 27534
L       924              03/19/1998     WAYNE            600 SPENCE AVENUE               GOLDSBORO, NC 27534
L       925              03/19/1998     WAYNE            1814 N. BERKLEY BLVD            GOLDSBORO, NC 27534
L       926              03/19/1998     WAYNE            2007 WAYNE MEMORIAL             GOLDSBORO, NC 27534
L       927              03/19/1998     WAYNE            901 W. GRANTHAM ST.             GOLDSBORO, NC 28530
L       928              03/19/1998     WAYNE            453 BUCK SWAMP ROAD             GOLDSBORO, NC 27530
L       929              03/19/1998     PITT             559 QUEENS ST.                  GRIFTON, NC 28530
L       930              03/19/1998     ONSLOW           1731 LEJEUNE BLVD               JACKSONVILLE, NC 28540
L       931              03/19/1998     JOHNSTON         402 SOUTH CHURCH STR            KENLY, NC 27542
L       932              03/19/1998     LENOIR           701 WEST VERNON AVEN            KINSTON, NC 28501
L       933              03/19/1998     LENOIR           107 S. WOOTEN STREET            LA GRANGE, NC 28551
L       934              03/19/1998     CRAVEN           1211 SIMMONS STREET             NEW BERN, NC 28560
L       935              03/19/1998     WAKE             3128 CAPITAL BLVD.              RALEIGH, NC 27604
L       937              03/19/1998     NEW HANOVE       2028 OLEANDER DRIVE             WILMINGTON, NC 28403
L       938              03/19/1998     NEW HANOVE       2305 S. COLLEGE ROAD            WILMINGTON, NC 28412
L       939              03/19/1998     WILSON           2928 U.S. HWY 301 S.            WILSON, NC 27893
L       940              03/19/1998     WILSON           4934 U.S. HWY 264 S.            WILSON, NC 27893
L       941              09/28/2000     ORANGE           102 B HWY 54W                   CARRBORO, NC 27510
L      3001              07/02/1998     CUMBERLAND       2450 IRELAND DR                 FAYETTEVILLE, NC 28306
L      3002              07/02/1998     CUMBERLAND       1764 IRELAND DR.                FAYETTEVILLE, NC 28304
L      3003              07/02/1998     SAMPSON          209 MT. OLIVE DRIVE             NEWTON GROVE, NC 28366
L      3004              07/02/1998     CUMBERLAND       3931 ROSEHILL ROAD              FAYETTEVILLE, NC 28301
L      3005              07/02/1998     CUMBERLAND       5617 ROCKFISH RD./HW            HOPE MILLS, NC 28348
L      3006              07/02/1998     CUMBERLAND       801 NORTH MAIN STREE            SPRING LAKE, NC 28390
L      3007              07/02/1998     CUMBERLAND       1302 ROBESON STREET             FAYETTEVILLE, NC 28305
L      3009              07/02/1998     CUMBERLAND       6454 ROCKFISH RD                FAYETTEVILLE, NC 28306
L      3010              07/02/1998     CUMBERLAND       1571 MCARTHUR ROAD              FAYETTEVILLE, NC 28301
L      3011              07/02/1998     CUMBERLAND       2820 LILLINGTON HWY             SPRING LAKE, NC 28390
L      3012              07/02/1998     CUMBERLAND       901 MCARTHUR ROAD               FAYETTEVILLE, NC 28306
L      3013              07/02/1998     CUMBERLAND       144 CEDAR CREEK RD              FAYETTEVILLE, NC 28301
L      3014              07/02/1998     CUMBERLAND       2501 HOPE MILLS ROAD            FAYETTEVILLE, NC 28306
L      3015              07/02/1998     CUMBERLAND       CAMDEN AND NATAL ROA            FAYETTEVILLE, NC 28306
L      3016              07/02/1998     CUMBERLAND       5542 BRAGG BLVD AT S            FAYETTEVILLE, NC 28306
L      3017              07/02/1998     CUMBERLAND       405 BRAGG BLVD.                 SPRING LAKE, NC 28390
L      3018              07/02/1998     ROBESON          504 W MARTIN LUTHER             MAXTON, NC 28364
L      3019              07/02/1998     HARNETT          400 ERWIN ROAD                  DUNN, NC 28334
L      3020              07/02/1998     CATAWBA          3261 E. MAIN ST.                CLAREMONT, NC 28610
L      3021              07/02/1998     CATAWBA          HWY 16 AND I-40                 CONOVER, NC 28613
L      3022              07/02/1998     CUMBERLAND       2326 OWEN DR./CUMBER            FAYETTEVILLE, NC 28306
L      3023              07/02/1998     IREDELL          598 NORTH MAIN STREE            MOORESVILLE, NC 28115
L      3024              07/02/1998     CATAWBA          506 SOUTHWEST BLVD              NEWTON, NC 28658
L      3025              07/02/1998     CATAWBA          1612 CONOVER BLVD EA            CONOVER, NC 28613
L      3026              07/02/1998     CATAWBA          2442 W.N.C. HIGHWAY             NEWTON, NC 28658
L      3027              07/02/1998     CUMBERLAND       2001 SKIBO ROAD                 FAYETTEVILLE, NC 28304
L      3029              07/02/1998     CUMBERLAND       300 MURCHISON ROAD              SPRING LAKE, NC 28390
L      3031              07/02/1998     CUMBERLAND       8215 CLIFFDALE ROAD             FAYETTEVILLE, NC 28304
L      3032              07/02/1998     LEE              2500 SOUTH HORNER BL            SANFORD, NC 27330
L      3033              07/02/1998     CUMBERLAND       1902 OWEN DRIVE                 FAYETTEVILLE, NC 28304

Prog - STR005R    *      Store Property Type and Address              Page   17
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      3034               07/02/1998     CUMBERLAND       5201 RAEFORD ROAD               FAYETTEVILLE, NC 28304
L      3035               07/02/1998     CUMBERLAND       2110 CEDAR CREEK ROA            FAYETTEVILLE, NC 28301
L      3036               07/02/1998     CUMBERLAND       2990 GILLESPIE STREE            FAYETTEVILLE, NC 28306
L      3037               07/02/1998     CUMBERLAND       3102 BRAGG BLVD/CAIN            FAYETTEVILLE, NC 28302
L      3038               07/02/1998     CUMBERLAND       500 BUNCE RD./CLIFFD            FAYETTEVILLE, NC 28304
L      3039               07/02/1998     CUMBERLAND       316 HWY 210 NORTH               SPRING LAKE, NC 28390
L      3040               07/02/1998     CUMBERLAND       2075 NORTH BRAGG BLV            SPRING LAKE, NC 28390
L      3041               07/02/1998     CUMBERLAND       5762 RAMSEY ST/METHO            FAYETTEVILLE, NC 28311
L      3042               07/02/1998     CUMBERLAND       1135 PAMALEE DR./BLA            FAYETTEVILLE, NC 28303
L      3043               07/02/1998     CUMBERLAND       100 REILLY ROAD                 FAYETTEVILLE, NC 28303
L      3044               07/02/1998     UNION            13719 HWY 74 W                  INDIAN TRAIL, NC 28079
L      3045               07/02/1998     UNION            4103 HWY 74                     MONROE, NC 28110
L      3046               07/02/1998     CUMBERLAND       674 CHICKEN FOOT ROA            HOPE MILLS, NC 28348
L      3047               07/02/1998     CUMBERLAND       7910 RAEFORD ROAD               FAYETTEVILLE, NC 28304
L      3048               07/02/1998     HOKE             9615 FAYETTEVILLE RO            RAEFORD, NC 28379
L      3049               07/02/1998     BRUNSWICK        7095 OCEAN HWY NORTH            SOUTH BRUNSWICK, NC 28470
L      3050               07/02/1998     CUMBERLAND       327 CHICKEN FOOT ROA            HOPE MILLS, NC 28348
L      3051               07/02/1998     CUMBERLAND       3319 MURPHY                     FAYETTEVILLE, NC 28301
L      3052               07/02/1998     CUMBERLAND       6777 RAEFORD RD/GRAH            FAYETTEVILLE, NC 28304
L      3053               07/02/1998     HARNETT          41 E CORNELIUS HARNE            LILLINGTON, NC 27546
L      3054               07/02/1998     CUMBERLAND       6245 RAMSEY STREET              FAYETTEVILLE, NC 28311
L      3055               07/02/1998     COLUMBUS         1730 JK POWELL BLVD             WHITEVILLE, NC 28472
L      3056               07/02/1998     MOORE            110 US 1 NORTH                  VASS, NC 28394
L      3075               11/05/1998     ONSLOW           2868 PINEY GREEN RD.            JACKSONVILLE, NC 28546
L      3076               07/16/1998     LENOIR           700 E. NEW BERN ROAD            KINSTON, NC 28502
L      3077               07/16/1998     EDGECOMBE        235 FAIRVIEW ROAD               ROCKY MOUNT, NC 27801
L      3078               07/16/1998     NASH             7545 NC 48                      BATTLEBORO, NC 27809
L      3079               07/16/1998     NASH             5102 DORCHES BLVD               ROCKY MOUNT, NC 27804
L      3080               07/16/1998     NASH             1228 N. CHURCH STREE            ROCKY MOUNT, NC 27804
L      3081               07/16/1998     NASH             3537 SUNSET AVENUE              ROCKY MOUNT, NC 27804
L      3082               07/16/1998     FRANKLIN         102 BICKETT BLVD                LOUISBURG, NC 27549
L      3083               07/16/1998     PITT             700 S. MEMORIAL DRIV            GREENVILLE, NC 27834
L      3084               07/16/1998     NASH             900 RALEIGH ROAD                ROCKY MOUNT, NC 27803
L      3085               07/16/1998     NASH             240 S. WESLEYAN BLVD            ROCKY MOUNT, NC 27804
L      3086               07/16/1998     WILSON           2643 WARD BLVD                  WILSON, NC 27896
L      3087               07/16/1998     NASH             1830 N. WESLEYAN BLV            ROCKY MOUNT, NC 27804
L      3088               07/16/1998     DURHAM           4830 HOPE VALLEY ROA            DURHAM, NC 27707
L      3089               07/16/1998     ORANGE           1501 FRANKLIN STREET            CHAPEL HILL, NC 27514
L      3090               07/16/1998     NASH             425 W. THOMAS STREET            ROCKY MOUNT, NC 27801
L      3091               07/16/1998     DURHAM           3705 N. DUKE STREET             DURHAM, NC 27705
L      3092               07/16/1998     WAKE             2101 MILLBROOK ROAD             RALEIGH, NC 27604
L      3093               07/16/1998     DURHAM           3223 NC HWY 55                  DURHAM, NC 27713
L      3094               07/16/1998     WAKE             4203 FAYETTEVILLE RO            RALEIGH, NC 27603
L      3095               07/16/1998     WAKE             4330 LOUISBURG ROAD             RALEIGH, NC 27604
L      3096               07/16/1998     NASH             3601 SUNSET AVENUE              ROCKY MOUNT, NC 27804
L      3098               07/16/1998     WAKE             4302 WAKE FOREST ROA            RALEIGH, NC 27609
L      3099               07/16/1998     PITT             1531 SE GREENVILLE B            GREENVILLE, NC 27834
L      3100               07/16/1998     WAKE             6317 CREEDMOOR ROAD             RALEIGH, NC 27612
L      3101               07/16/1998     DURHAM           2229 NC HWY 54 EAST             CHAPEL HILL, NC 27514
L      3102               07/16/1998     ORANGE           201 S ESTES DRIVE               CHAPEL HILL, NC 27515
L      3104               07/16/1998     PITT             1301 ARLINGTON BLVD             GREENVILLE, NC 27834
L      3105               07/16/1998     NASH             367 W WASHINGTON STR            NASHVILLE, NC 27856

Prog - STR005R    *      Store Property Type and Address              Page   18
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      3106              07/16/1998     NASH             1720 SUNSET AVENUE              ROCKY MOUNT, NC 27804
L      3117              07/16/1998     NASH             3653 US HWY 301S                SHARPSBURG, NC 27878
L      3118              07/30/1998     WAKE             919 DURHAM HIGHWAY              WAKE FOREST, NC 27587
L      3119              10/22/1998     JOHNSTON         1137 N. BRIGHTLEAF B            SMITHFIELD, NC 27577
L      3120              10/22/1998     ONSLOW           4450 GUMBRANCH ROAD             JACKSONVILLE, NC 28540
L      3121              10/22/1998     HARNETT          770 N. RALEIGH STREE            ANGIER, NC 27501
L      3122              10/22/1998     NEW HANOVE       6480 MARKET STREET              WILMINGTON, NC 28405
L      3123              08/31/2000     HARNETT          873 LONGBRANCH ROAD             DUNN, NC 28334
L      3125              10/22/1998     ONSLOW           116 PINEY GREEN RD              JACKSONVILLE, NC 28540
L      3126              10/22/1998     ONSLOW           2865 PINEY GREEN RD             MIDWAY PARK, NC 28544
L      3127              10/22/1998     JOHNSTON         234 W. MARKET STREET            SMITHFIELD, NC 27577
L      3128              10/22/1998     JOHNSTON         10081 HWY 70 WEST               CLAYTON, NC 27530
L      3129              10/22/1998     JOHNSTON         825 BROGDEN ROAD  &             SMITHFIELD, NC 27577
L      3130              10/22/1998     DUPLIN           2713 HWY 24 WEST                WARSAW, NC 28398
L      3131              11/05/1998     ROBESON          3002 FAYETTEVILLE RD            LUMBERTON, NC 28358
L      3132              11/05/1998     COLUMBUS         424 N. BROWN ST.                CHADBOURN, NC 28431
L      3133              11/05/1998     COLUMBUS         305 E. 5TH ST.                  TABOR CITY, NC 28463
L      3134              11/05/1998     ROBESON          501 W. 3RD ST.                  PEMBROKE, NC 28372
L      3135              11/05/1998     BRUNSWICK        100 YAUPON DR.                  LONG BEACH, NC 28465
L      3136              11/05/1998     SCOTLAND         1135 S. MAIN ST.                LAURINBURG, NC 28352
L      3139              11/05/1998     CUMBERLAND       1208 BRAGG BLVD.                FAYETTEVILLE, NC 28301
L      3141              11/05/1998     CUMBERLAND       1886 N. BRAGG BLVD              SPRING LAKE, NC 28390
L      3142              11/05/1998     CUMBERLAND       3122 FT. BRAGG RD.              FAYETTEVILLE, NC 28303
L      3143              11/05/1998     BRUNSWICK        4523 MAIN STREET                SHALLOTTE, NC 28459
L      3144              11/05/1998     CUMBERLAND       6489 YADKIN RD.                 FAYETTEVILLE, NC 28303
L      3146              11/05/1998     WAKE             1720 MAIN ST.                   FUQUAY-VARINA, NC 27526
L      3147              11/05/1998     RICHMOND         980 US 1 N.& WIREGRA            ROCKINGHAM, NC 28379
L      3148              11/05/1998     RICHMOND         214 W. BROAD ST.                ROCKINGHAM, NC 28379
L      3151              07/27/2000     NEW HANOVE       6648 GORDON RD.                 WILMINGTON, NC 28405
L      3153              02/25/1999     HERTFORD         1100 E. MEMORIAL DRI            AHOSKIE, NC 27910-3920
L      3154              02/25/1999     RANDOLPH         11315 N. MAIN STREET            ARCHDALE, NC 27263-2856
L      3156              02/25/1999     BLADEN           318 WEST SEABOARD ST            BLADENBORO, NC 28320-9710
L      3157              02/25/1999     CARTERET         302 W.B. MCLEAN DR.             CAPE CARTERET, NC 28584-9203
L      3158              02/25/1999     MOORE            401 MONROE STREET               CARTHAGE, NC 28327
L      3159              02/25/1999     ORANGE           1509 E. FRANKLIN STR            CHAPEL HILL, NC 27514-2887
L      3160              02/25/1999     FORSYTH          2471 LEWISVILLE-CLEM            CLEMMONS, NC 27012-8709
L      3161              02/25/1999     DURHAM           3301 GUESS ROAD                 DURHAM, NC 27705-2105
L      3162              02/25/1999     DURHAM           2301 HOLLOWAY STREET            DURHAM, NC 27703-3315
L      3163              02/25/1999     DURHAM           2322 HIGHWAY 54                 DURHAM, NC 27713-9714
L      3164              02/25/1999     CHOWAN           200 N BROAD STREET              EDENTON, NC 27932-1904
L      3165              02/25/1999     PASQUOTANK       1313 W. EHRINGHAUS S            ELIZABETH CITY, NC 27909-4550
L      3166              02/25/1999     BLADEN           340 S. POPLAR STREET            ELIZABETHTOWN, NC 28337-0221
L      3167              02/25/1999     ROBESON          310 WALNUT STREET               FAIRMONT, NC 28340-2036
L      3168              02/25/1999     CUMBERLAND       400 GROVE STREET                FAYETTEVILLE, NC 28301-0926
L      3170              02/25/1999     CUMBERLAND       2410 OWEN DRIVE                 FAYETTEVILLE, NC 28306-2929
L      3171              02/25/1999     WAKE             1529 N. MAIN STREET             FUQUAY-VARINA, NC 27526-9024
L      3172              02/25/1999     ALAMANCE         419 S. MAIN STREET              GRAHAM, NC 27253-3303
L      3173              02/25/1999     GUILFORD         5321 W. MARKET STREE            GREENSBORO, NC 27409-2628
L      3174              02/25/1999     CRAVEN           1234 E. MAIN STREET             HAVELOCK, NC 28532-2405
L      3175              02/25/1999     GUILFORD         1901 WESTCHESTER DRI            HIGH POINT, NC 27260-7011
L      3176              02/25/1999     GUILFORD         2608 S. MAIN STREET             HIGH POINT, NC 27263-1941
L      3177              02/25/1999     FORSYTH          801 BODENHAMER STREE            KERNERSVILLE, NC 27284-3130

Prog - STR005R    *      Store Property Type and Address              Page   19
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      3178              02/25/1999     STOKES           583 S MAIN STREET               KING, NC 27021
L      3179              02/25/1999     LENOIR           2011 W. VERNON AVE.             KINSTON, NC 28504-3329
L      3180              02/25/1999     LENOIR           2305 N. HERITAGE ST.            KINSTON, NC 28501-1601
L      3181              02/25/1999     LENOIR           310 EAST NEW BERN RO            KINSTON, NC 28504
L      3182              02/25/1999     FORSYTH          1415 LEWISVILLE-                CLEMMONS, NC 27012
L      3183              02/25/1999     DAVIDSON         1401 WINSTON RD                 LEXINGTON, NC 27292-1448
L      3184              02/25/1999     DAVIDSON         905 S. TALBERT BLVD             LEXINGTON, NC 27292-3937
L      3185              02/25/1999     ROCKINGHAM       226 W. HARRISON ST              REIDSVILLE, NC 27320-5012
L      3186              02/25/1999     NASH             737 RALEIGH RD                  ROCKY MOUNT, NC 27803-2621
L      3187              02/25/1999     PERSON           804 DURHAM ROAD                 ROXBORO, NC 27573-5901
L      3188              02/25/1999     FORSYTH          1065 BETHANIA-RURAL             RURAL HALL, NC 27045-9706
L      3189              02/25/1999     ROWAN            2270 STATESVILLE ROA            SALISBURY, NC 28147-9166
L      3190              02/25/1999     HALIFAX          826 S. MAIN STREET              SCOTLAND NECK, NC 27874-1228
L      3191              02/25/1999     FORSYTH          4401 KERNERSVILLE RD            KERNERSVILLE, NC 27284-8106
L      3192              02/25/1999     CHATHAM          14685 HWY 64 W                  SILER CITY, NC 27344
L      3193              02/25/1999     JOHNSTON         1331 BRIGHTLEAF BLVD            SMITHFIELD, NC 27577-4230
L      3194              02/25/1999     IREDELL          102 SIGNAL HILL RD              STATESVILLE, NC 28625-4305
L      3195              02/25/1999     IREDELL          1542 SALISBURY HIGHW            STATESVILLE, NC 28677-6250
L      3196              02/25/1999     DAVIDSON         705 NATIONAL HIGHWAY            THOMASVILLE, NC 27360-2637
L      3197              02/25/1999     DUPLIN           1330 N. NORWOOD STRE            WALLACE, NC 28466-1332
L      3198              02/25/1999     BEAUFORT         481 FIFTH & BRIDGES             WASHINGTON, NC 27889-4308
L      3199              02/25/1999     COLUMBUS         703 N. MADISON STREE            WHITEVILLE, NC 28472-3330
L      3200              02/25/1999     WILKES           610 W MAIN STREET               WILKESBORO, NC 28697-2835
L      3201              02/25/1999     WILSON           2877 WARD BLVD                  WILSON, NC 27893-1746
L      3202              02/25/1999     FORSYTH          289 S STRATFORD ROAD            WINSTON-SALEM, NC 27103-1895
L      3203              02/25/1999     FORSYTH          3499 ROBIN HOOD ROAD            WINSTON-SALEM, NC 27106-4701
L      3204              02/25/1999     FORSYTH          4843 COUNTRY CLUB RD            WINSTON-SALEM, NC 27104-4503
L      3205              02/25/1999     FORSYTH          105 HICKORY TREE RD.            WINSTON-SALEM, NC 27107
O      3213              02/04/1999     PITT             3209 S. MEMORIAL DRI            GREENVILLE, NC 27834
L      3297              10/07/1999     CHATHAM          201 EAST 11TH ST HWY            SILER CITY, NC 27344
L      3298              10/07/1999     CHATHAM          196 SANFORD ROAD                PITTSBORO, NC 27312
L      3299              10/07/1999     LEE              31065 HORNER BLVD               SANFORD, NC 27330
L      3300              10/07/1999     LEE              12457 HWY 421 SOUTH             BROADWAY, NC 27505
L      3301              10/07/1999     MOORE            11495 HWY 15-501 AND            ABERDEEN, NC 28315
L      3302              10/07/1999     WAKE             1414 E WILLIAMS ST H            APEX, NC 27502
L      3303              10/07/1999     WAKE             2506 S. SAUNDERS AND            RALEIGH, NC 27603
L      3368              01/27/2000     SURRY            2372 ZEPHYR RD                  DOBSON, NC 27017
L      3371              01/27/2000     SURRY            2134 W PINE ST                  MT AIRY, NC 27030
L      3419              08/31/2000     PITT             2200 SOUTH EVANS STR            GREENVILLE, NC 27858
L      3442              11/16/2000     DURHAM           3406 HWY 70E & PAGE             DURHAM, NC 27703
L      3470              02/08/2001     CABARRUS         3065 DALE EARNHARDT             KANNAPOLIS, NC 28083
L      3471              01/25/2001     WILSON           4940 US 264 W                   WILSON, NC 27893
L      3472              01/25/2001     LENOIR           509 E NEW BERN RD               KINSTON, NC 28504
L      3473              01/25/2001     CARTERET         5230 HWY 70 W                   MOREHEAD CITY, NC 28557-4506
L      3474              01/25/2001     WAYNE            2035 HWY 70 W                   GOLDSBORO, NC 27530-9543
L      3475              01/25/2001     WAKE             3741 CAPITAL BLVD               RALEIGH, NC 27604-3329
L      3476              01/25/2001     GUILFORD         3302 S HOLDEN RD                GREENSBORO, NC 27407-1410
L      3477              01/25/2001     DURHAM           4604 N ROXBORO RD               DURHAM, NC 27704-1410
L      3479              01/25/2001     WAKE             1900 HWY 70 E                   GARNER, NC 27529-8794
L      3480              01/25/2001     MOORE            1395 US HWY 1 S                 ABERDEEN, NC 28387-6265
L      3481              01/25/2001     CUMBERLAND       5336 CLIFFDALE RD               FAYETTEVILLE, NC 28314-2346
L      3487              12/27/2001     BRUNSWICK        16 OCEAN HIGHWAY WES            SUPPLY, NC 28462

Prog - STR005R    *      Store Property Type and Address              Page   20
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      3489              03/20/2003     DURHAM           7840 LEONARDO DRIVE             DURHAM, NC 27713
O       247              05/25/1978     HORRY            348 DICK POND RD                MYRTLE BEACH, SC 29577
L       273              12/21/1979     HORRY            3305 N KINGS HWY                MYRTLE BEACH, SC 29577
O       277              06/12/1980     BEAUFORT         71 MATTHEWS DR & HWY            HILTON HEAD ISLAND, SC 29928
O       288              10/30/1980     CHARLESTON       2572 ASHLEY RIVER RD            CHARLESTON, SC 29414
O       295              10/16/1980     BEAUFORT         1810 RIBALT RD                  PORT ROYAL, SC 29902
O       298              10/30/1980     DORCHESTER       4010 ASHLEY PHOSPHAT            CHARLESTON, SC 29420
O       299              07/17/1981     LEXINGTON        3016 PLATT SPRINGS R            WEST COLUMBIA, SC 29170
L       301              04/30/1981     GEORGETOWN       3730 HWY. 17 BYPASS             MURRELLS INLET, SC 29576
O       313              03/19/1981     CHARLESTON       5830 DORCHESTER RD              CHARLESTON, SC 29405
O       315              04/16/1981     KERSHAW          2507 MAIN STREET                ELGIN, SC 29045
O       317              12/17/1981     FLORENCE         2352 PAMLICO HWY                FLORENCE, SC 29501
O       321              04/08/1982     BERKELEY         1044 REDBANK RD                 GOOSE CREEK, SC 29445
O       322              04/22/1981     LEXINGTON        5318 BUSH RIVER ROAD            COLUMBIA, SC 29210
O       323              01/07/1982     RICHLAND         3178 ROYAL TOWER RD             IRMO, SC 29063
O       326              10/22/1981     SUMTER           550 SOUTH PIKE EAST             SUMTER, SC 29150
O       327              07/02/1981     FLORENCE         3205 E PALMETTO ST              FLORENCE, SC 29501
O       330              08/13/1981     BERKELEY         215 RED BANK RD.                GOOSE CREEK, SC 29445
O       332              10/08/1981     LEXINGTON        3950 AUGUSTA RD                 WEST COLUMBIA, SC 29169
O       334              07/16/1981     HORRY            1011 GLENN BAY RD               SURFSIDE BEACH, SC 29575
L       338              03/09/1981     HORRY            1001 N 62ND AVE                 MYRTLE BEACH, SC 29577
O       340              10/22/1981     GREENWOOD        1530 BYPASS NE                  GREENWOOD, SC 29646
O       398              11/12/1981     SUMTER           503 BROAD & MILLER S            SUMTER, SC 29150
O       399              01/07/1982     LEXINGTON        1190 SUNSET BLVD                WEST COLUMBIA, SC 29169
L       400              03/10/1983     BEAUFORT         85 POPE AVENUE                  HILTON HEAD ISLAND, SC 29928
L       403              11/19/1981     HORRY            2005 BUSINESS HWY 17            GARDEN CITY, SC 29576
L       408              07/15/1982     BEAUFORT         31 ARROW RD                     HILTON HEAD ISLAND, SC 29928
O       409              03/31/1983     GEORGETOWN       13057 OCEAN HIGHWAY             PAWLEYS ISLAND, SC 29585
O       422              04/13/1984     HORRY            511 HWY 17, 6TH AVE.            NORTH MYRTLE BEACH, SC 29582
L       423              05/10/1984     PICKENS          507 COLLEGE AVE                 CLEMSON, SC 29631
L       424              12/20/1984     HORRY            3400 SOCASTEE BLVD              MYRTLE BEACH, SC 29577
L       425              08/10/1984     HORRY            1710 21ST AVE NORTH             MYRTLE BEACH, SC 29577
L       429              07/12/1984     GREENVILLE       485 HAYWOOD RD                  GREENVILLE, SC 29607
O       430              09/20/1984     BEAUFORT         1610 FORDING ISLAND             BLUFFTON, SC 29926
L       431              05/24/1984     HORRY            9701 N KINGS HWY                MYRTLE BEACH, SC 29577
O       442              02/21/1985     LEXINGTON        3504 CHARLESTON HWY             WEST COLUMBIA, SC 29169
O       445              02/07/1985     RICHLAND         806 BROAD RIVER RD              COLUMBIA, SC 29210
O       446              05/15/1985     BERKELEY         830 COLLEGE PARK ROA            LADSON, SC 29456
O       448              05/03/1985     BERKELEY         1677 NORTH MAIN                 SUMMERVILLE, SC 29483
O       452              05/08/1985     LEXINGTON        3516 BUSH RIVER RD              COLUMBIA, SC 29210
O       453              04/27/1985     RICHLAND         3800 ROSEWOOD DRIVE             COLUMBIA, SC 29205
O       461              07/25/1985     HORRY            860 HWY 17 N.                   LITTLE RIVER, SC 29566
L       465              07/17/1985     HORRY            999 HWY 17 SOUTH                SURFSIDE BEACH, SC 29575
O       470              01/15/1986     RICHLAND         4400 BETHEL CHURCH R            FOREST ACRES, SC 29206
O       476              12/18/1985     LEXINGTON        1259 CHAPIN RD                  CHAPIN, SC 29036
L       479              01/29/1986     HORRY            1009 THIRD AVE. SO.             MYRTLE BEACH, SC 29577
O       482              05/08/1986     HORRY            13 E HWY 9 & 90                 NORTH MYRTLE BEACH, SC 29572
O       489              11/18/1986     RICHLAND         7800 GARNERS FERRY R            COLUMBIA, SC 29209
O       490              10/03/1986     BEAUFORT         1000 RIBAULT & MORRA            PORT ROYAL, SC 29935
L       492              07/17/1986     CHARLESTON       1206 PALM BLVD                  ISLE OF PALMS, SC 29451
O       494              06/27/1987     CHARLESTON       3586 SAVANNAH HWY               JOHNS ISLAND, SC 29455
O       497              04/03/1987     RICHLAND         2235 DECKER BLVD                COLUMBIA, SC 29209

Prog - STR005R    *      Store Property Type and Address              Page   21
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
O      498               05/15/1987     CHARLESTON       5098 DORCHESTER RD              CHARLESTON, SC 29418
L      499               12/19/1987     DORCHESTER       1365 BOONE HILL RD              SUMMERVILLE, SC 29483
L      528               03/05/1973     LEXINGTON        2015 STATE ST                   CAYCE, SC 29033
L      536               05/24/1973     GREENVILLE       RT 12  STATE PARK RD            GREENVILLE, SC 29609
L      547               09/20/1973     GREENVILLE       932 N E MAIN ST                 SIMPSONVILLE, SC 29681
L      571               07/01/1974     KERSHAW          2001 JEFFERSON DAVIS            CAMDEN, SC 29020
L      574               10/16/1986     RICHLAND         2841 BROAD RIVER ROA            COLUMBIA, SC 29210
L      579               07/11/1975     GREENVILLE       1501 RUTHERFORD RD              GREENVILLE, SC 29609
L      584               04/26/1976     RICHLAND         1200 WHALEY ST                  COLUMBIA, SC 29201
L      593               01/06/1977     DORCHESTER       201 W 5TH ST NORTH              SUMMERVILLE, SC 29483
L      594               04/01/1977     DORCHESTER       1210 CENTRAL AVE                SUMMERVILLE, SC 29483
L      601               04/27/1977     GREENVILLE       1006 WOODRUFF RD                GREENVILLE, SC 29615
O      603               09/23/1977     CHARLESTON       1688 HWY 17 NORTH               MOUNT PLEASANT, SC 29464
L      606               12/16/1977     ABBEVILLE        201 N SIDE MAIN                 DUE WEST, SC 29639
L      615               11/18/1978     COLLETON         1551 N JEFFRIES RD              WALTERBORO, SC 29488
L      617               10/12/1978     BEAUFORT         710 RIBAUT RD                   BEAUFORT, SC 29902
L      618               10/12/1978     BEAUFORT         2311 BOUNDARY ST                BEAUFORT, SC 29902
L      620               09/02/1978     GREENVILLE       2201 WOODRUFF RD.               SIMPSONVILLE, SC 29681
L      621               09/29/1978     YORK             101 MAIN ST                     CLOVER, SC 29710
L      626               09/15/1979     YORK             2165 EBENEZER RD &              ROCK HILL, SC 29730
O      773               09/15/1986     GREENVILLE       429 WADE HAMPTON BLV            GREENVILLE, SC 29604
L      775               08/07/1987     CHARLESTON       106 MAIN RD                     JOHNS ISLAND, SC 29455
L      787               02/13/1988     BEAUFORT         1 GUMTREE RD                    HILTON HEAD ISLAND, SC 29926
O      788               10/16/1987     DORCHESTER       207 OLD TROLLEY RD              SUMMERVILLE, SC 29483
L      790               05/27/1988     HORRY            658 WACHESAW ROAD               MURRELLS INLET, SC 29576
L      791               06/27/1988     GEORGETOWN       315 CHURCH ST                   GEORGETOWN, SC 29440
L      792               10/27/1988     HORRY            2591 GLENNS BAY RD              SURFSIDE BEACH, SC 29575
O      794               03/09/1989     DORCHESTER       1595 TROLLEY RD                 SUMMERVILLE, SC 29483
L      797               04/27/1989     CHARLESTON       2213 ASHLEY PHOSPHAT            NORTH CHARLESTON, SC 29418
L      819               07/20/1989     HORRY            4625 DICK POND RD               MYRTLE BEACH, SC 29575
O      820               06/25/1989     CHARLESTON       906 FOLLY ROAD                  JAMES ISLAND, SC 29412
L      822               10/19/1989     RICHLAND         3416 LEESBURG RD                COLUMBIA, SC 29209
O      833               11/21/1989     KERSHAW          521 HWY 601 S                   LUGOFF, SC 29078
O      839               03/01/1990     CHARLESTON       42 CENTER STREET                FOLLY BEACH, SC 29439
O      840               09/27/1990     CHARLESTON       1402 BEN SAWYER BLVD            MOUNT PLEASANT, SC 29464
L      842               04/19/1990     LEXINGTON        5372 SUNSET BLVD                LEXINGTON, SC 29072
L      845               04/23/1993     CHARLESTON       9195 UNIVERSITY DRIV            NORTH CHARLESTON, SC 29418
L      848               06/17/1994     CHARLESTON       1786 MAIN ROAD                  JOHNS ISLAND, SC 29455
L      849               02/23/1995     RICHLAND         2101 CLEMSON RD.                COLUMBIA, SC 29223
L      853               06/15/1995     HORRY            2995 10TH AVE. NO. E            MYRTLE BEACH, SC 29577
L      855               08/13/1998     BEAUFORT         6 PAMETTO BAY ROAD              HILTON HEAD ISLAND, SC 29928
L      862               11/02/1995     BEAUFORT         290 ROBERT SMALLS PA            BEAUFORT, SC 29906
L      873               04/30/1997     CHARLESTON       2846 HWY 17N                    MOUNT PLEASANT, SC 29464
L      874               04/30/1997     CHARLESTON       404 COLEMAN BVLD                MOUNT PLEASANT, SC 29464
L      875               04/30/1997     CHARLESTON       3689 DORCHESTER RD              CHARLESTON, SC 29405
L      876               04/30/1997     CHARLESTON       1340 CHUCK DAWLEY BL            MOUNT PLEASANT, SC 29464
L      877               04/30/1997     CHARLESTON       2220 MIDDLE STREET              SULLIVAN'S ISLAND, SC 29482
L      878               04/30/1997     CHARLESTON       10105 HIGHWAY 17 NOR            MCCLELLANVILLE, SC 29458
L      879               04/30/1997     BERKELEY         2391 HIGHWAY 41                 WANDO, SC 29492
L      880               04/30/1997     CHARLESTON       1805 SAVANNAH HWY               CHARLESTON, SC 29407
L      881               04/30/1997     CHARLESTON       6303 SAVANNAH HIGHWA            RAVENEL, SC 29470
L      882               04/30/1997     CHARLESTON       5154 N RHETT AVENUE             CHARLESTON, SC 29406

Prog - STR005R    *      Store Property Type and Address              Page   22
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L       883              04/30/1997     CHARLESTON       6923 RIVERS AVE                 CHARLESTON, SC 29418
L       884              04/30/1997     CHARLESTON       2802 MAYBANK HIGHWAY            JOHNS ISLAND, SC 29455
L       885              04/30/1997     CHARLESTON       503 MAIN ROAD                   JOHNS ISLAND, SC 29455
L       886              04/30/1997     CHARLESTON       4315 SAVANNAH HIGHWA            RAVENEL, SC 29470
L       887              04/30/1997     DORCHESTER       2895 W. 5TH NORTH ST            SUMMERVILLE, SC 29483
L       907              05/30/1997     BEAUFORT         845 ROBERT SMALLS PA            BEAUFORT, SC 29902
L       908              10/30/1997     HORRY            1500 HWY 544                    CONWAY, SC 29526
L       909              02/19/1998     HORRY            1695 HWY 501 W                  MYRTLE BEACH, SC 29577
L       910              07/16/1998     HORRY            4700 HOLMESTOWN ROAD            MYRTLE BEACH, SC 29575
L       911              08/28/1997     JASPER           HWY. 170/170 ALTERNA            HARDEEVILLE, SC 29927
L       912              08/28/1997     JASPER           HWY. 170/141                    RIDGELAND, SC 29936
L       913              08/28/1997     JASPER           I-95, EXIT 8/HWY 278            HARDEEVILLE, SC 29927
L       917              01/22/1998     BEAUFORT         1553 FORDING ISLAND             HILTON HEAD ISLAND, SC 29926
L      3057              07/02/1998     HORRY            2101 HWY 17 SOUTH               NORTH MYRTLE BEACH, SC 29587
L      3058              07/02/1998     GEORGETOWN       10459 OCEAN HWY                 PAWLEYS ISLAND, SC 29585
L      3059              07/02/1998     HORRY            5600 HWY 17                     MYRTLE BEACH, SC 29575
L      3060              07/02/1998     HORRY            4570 SOCASTEE BLVD.             SOCASTEE, SC 29575
L      3061              07/02/1998     HORRY            400 SEA MOUNTAIN HWY            NORTH MYRTLE BEACH, SC 29582
L      3062              07/02/1998     HORRY            1611 HWY 17 SOUTH               SURFSIDE BEACH, SC 29577
L      3063              07/02/1998     HORRY            HWY 544 AND 137                 SOCASTEE, SC 29577
L      3064              07/02/1998     HORRY            3710 HWY 501                    MYRTLE BEACH, SC 29579
L      3065              07/02/1998     HORRY            1350 KINGS HWY                  NORTH MYRTLE BEACH, SC 29582
L      3066              07/02/1998     HORRY            4509 HWY 17                     NORTH MYRTLE BEACH, SC 29582
L      3067              07/02/1998     GEORGETOWN       5146 HWY 17BP/PENDER            MURRELLS INLET, SC 29576
L      3068              07/02/1998     HORRY            3481 HWY 9 EAST                 LITTLE RIVER, SC 29566
L      3069              07/02/1998     HORRY            4815 HWY 17 SOUTH               NORTH MYRTLE BEACH, SC 29582
L      3070              07/02/1998     HORRY            2301 DICK POND ROAD             MYRTLE BEACH, SC 29577
L      3071              07/02/1998     HORRY            4408 HWY 501                    MYRTLE BEACH, SC 29579
L      3072              07/02/1998     HORRY            1708 HWY 17                     LITTLE RIVER, SC 29566
L      3073              07/02/1998     HORRY            4481 SOCASTEE BLVD/H            MYRTLE BEACH, SC 29575
L      3138              11/05/1998     FLORENCE         2701 S. IRBY ST.                FLORENCE, SC 29501
L      3140              11/05/1998     HORRY            3498 HWY 9 EAST                 LITTLE RIVER, SC 29566
L      3149              11/05/1998     DARLINGTON       1001 S GOVERNOR WILL            DARLINGTON, SC 29532
L      3150              11/05/1998     HORRY            1390 HWY 501 E.                 CONWAY, SC 29526
L      3152              11/05/1998     FLORENCE         3114 E. PALMETTO ST.            FLORENCE, SC 29506
L      3214              07/15/1999     KERSHAW          840 HWY 1 SOUTH                 LUGOFF, SC 29078
L      3215              07/15/1999     RICHLAND         8200 TWO NOTCH ROAD             COLUMBIA, SC 29223
L      3216              07/15/1999     FLORENCE         3817 W. PALMETTO STR            FLORENCE, SC 29501
L      3217              07/15/1999     MARION           200 E. MCINTYRE STRE            MULLINS, SC 29574
L      3218              07/15/1999     FLORENCE         313 WEST LUCAS STREE            FLORENCE, SC 29501
L      3219              07/15/1999     DILLON           1375 HWY 38 WEST                LATTA, SC 29565
L      3220              07/15/1999     HORRY            1599 US HWY 17                  LITTLE RIVER, SC 29566
L      3221              07/15/1999     HORRY            1929 10TH AVE NORTH             MYRTLE BEACH, SC 29577
L      3222              07/15/1999     DILLON           201 HWY 301 SOUTH               DILLON, SC 29536
L      3223              07/15/1999     FLORENCE         4735 E. PALMETTO STR            FLORENCE, SC 29506
L      3224              07/15/1999     HORRY            2863 S. HWY 17 & ATL            GARDEN CITY, SC 29576
L      3225              07/15/1999     HORRY            669 HWY 544                     CONWAY, SC 29526
L      3226              07/15/1999     HORRY            1217 3RD AVE. SOUTH             MYRTLE BEACH, SC 29577
L      3227              07/15/1999     FLORENCE         210 NATIONAL CEMETAR            FLORENCE, SC 29501
L      3228              07/15/1999     HORRY            1600 CHURCH STREET              CONWAY, SC 29526
L      3229              07/15/1999     GEORGETOWN       3741 HWY 17 SOUTH               MURRELLS INLET, SC 29576
L      3230              07/15/1999     MARION           1401 E LIBERTY ST               MARION, SC 29571

Prog - STR005R    *      Store Property Type and Address              Page   23
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L     3231               07/15/1999     FLORENCE         3200 PINE NEEDLES RD            FLORENCE, SC 29501
L     3232               07/15/1999     HORRY            2590 GLENNS BAY ROAD            SURFSIDE BEACH, SC 29575
L     3233               07/15/1999     FLORENCE         717 SECOND LOOP ROAD            FLORENCE, SC 29501
L     3234               07/15/1999     HORRY            2875 HWY 501 EAST               AYNOR, SC 29511
L     3235               07/15/1999     DILLON           402 S. RICHARDSON ST            LATTA, SC 29565
L     3236               07/15/1999     FLORENCE         103 PAMPLICO HWY N.             PAMPLICO, SC 29583
L     3237               07/15/1999     FLORENCE         104 GEORGETOWN AVE              JOHNSONVILLE, SC 29555
L     3238               07/15/1999     KERSHAW          433 SUMTER HWY                  CAMDEN, SC 29020
L     3239               07/15/1999     KERSHAW          136 E. DEKALB STREET            CAMDEN, SC 29020
L     3240               07/15/1999     FLORENCE         728 SOUTH CASHUA DRI            FLORENCE, SC 29501
L     3241               07/15/1999     HORRY            1405 S. KINGS HWY               MYRTLE BEACH, SC 29577
L     3242               08/12/1999     KERSHAW          2501 N. BROAD STREET            CAMDEN, SC 29020
L     3243               07/22/1999     AIKEN            3540 RICHLAND DRIVE             WEST AIKEN, SC 29801
L     3244               07/22/1999     AIKEN            1850 WHISKEY ROAD               AIKEN, SC 29803
L     3245               07/22/1999     AIKEN            349 EDGEFIELD DRIVE             BELVEDERE, SC 29841
L     3246               07/22/1999     AIKEN            1107 YORK STREET                AIKEN, SC 29801
L     3247               07/22/1999     AIKEN            3533 AUGUSTA ROAD               WARRENVILLE, SC 29851
L     3248               07/22/1999     AIKEN            318 HAMPTON                     AIKEN, SC 29801
L     3249               07/22/1999     AIKEN            421 W MARTINTOWN RD             NORTH AUGUSTA, SC 29841
L     3250               07/22/1999     AIKEN            702 SILVER BLUFF RD             AIKEN, SC 29803
L     3251               07/22/1999     AIKEN            1176 AUGUSTA ROAD               BATH, SC 29816
L     3252               07/22/1999     AIKEN            1011 EAST PINE LOG R            AIKEN, SC 29803
L     3253               07/22/1999     AIKEN            101 ATOMIC ROAD                 JACKSON, SC 29831
L     3254               07/22/1999     LEXINGTON        I-20 AND RTE 6                  LEXINGTON, SC 29072
L     3256               07/22/1999     AIKEN            937 EDGE FIELD RD               NORTH AUGUSTA, SC 29841
L     3257               07/22/1999     AIKEN            2981 WHISKEY ROAD               AIKEN, SC 29803
O     3260               07/22/1999     LEXINGTON        1900 BUSH RIVER ROAD            COLUMBIA, SC 29210
L     3267               07/22/1999     LEXINGTON        5500 SUNSET BLVD                LEXINGTON, SC 29072
L     3271               07/22/1999     AIKEN            2655 COLUMBIA HWY NO            AIKEN, SC 29801
L     3272               07/22/1999     LEXINGTON        4048 CHARLESTON HWY             WEST COLUMBIA, SC 29172
L     3273               07/22/1999     LEXINGTON        1100 SOUTH LAKE DRIV            LEXINGTON, SC 29072
L     3274               07/22/1999     LEXINGTON        959 OLD CHREOKEE RD             LEXINGTON, SC 29072
L     3276               07/22/1999     GREENVILLE       101 NORTH MAIN STREE            MAULDIN, SC 29662
L     3277               07/22/1999     GREENVILLE       3713 EAST NORTH ST              GREENVILLE, SC 29615
L     3278               07/22/1999     GREENVILLE       1001 WOODRUFF ROAD              GREENVILLE, SC 29607
L     3280               07/22/1999     GREENVILLE       901 W WADE HAMPTON B            GREER, SC 29650
L     3281               07/22/1999     GREENVILLE       7901 WHITE HORSE RD             GREENVILLE, SC 29611
L     3282               07/22/1999     GREENVILLE       820 CHURCH STREET               GREENVILLE, SC 29601
L     3283               07/22/1999     GREENVILLE       2008 ANDERSON ROAD              GREENVILLE, SC 29611
L     3284               07/22/1999     GREENVILLE       906 HAYWOOD ROAD                GREENVILLE, SC 29615
L     3285               07/22/1999     GREENVILLE       5010 PELHAM RD                  GREENVILLE, SC 29615
L     3286               07/22/1999     GREENVILLE       1814 WOODRUFF ROAD              GREENVILLE, SC 29615
L     3287               07/22/1999     GREENVILLE       1609 WEST BLUE RIDGE            GREENVILLE, SC 29611
L     3289               07/22/1999     GREENVILLE       2572 WOODRUFF RD                SIMPSONVILLE, SC 29681
L     3290               07/22/1999     SPARTANBUR       1460 W.O. EZELL BLVD            SPARTANBURG, SC 29301
O     3291               07/22/1999     SPARTANBUR       2204 CHESNEE HWY                SPARTANBURG, SC 29303
L     3292               07/22/1999     SPARTANBUR       1812 EAST MAIN STREE            SPARTANBURG, SC 29301
L     3293               07/22/1999     SPARTANBUR       1994 REIDVILLE RD               SPARTANBURG, SC 29301
L     3294               07/22/1999     SPARTANBUR       2195 EAST MAIN STREE            DUNCAN, SC 29334
O     3295               07/22/1999     CHEROKEE         862 WINSLOW AVE                 GAFFNEY, SC 29341
L     3296               08/19/1999     CHARLESTON       2171 N HWY 17                   MOUNT PLEASANT, SC 29464
L     3353               11/04/1999     CHARLESTON       1141 OLD TOWNE ROAD             CHARLESTON, SC 29407

Prog - STR005R    *      Store Property Type and Address              Page   24
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L      3354              11/04/1999     CHARLESTON       5255 RIVERS AVE                 NORTH CHARLESTON, SC 29406
L      3355              11/04/1999     CHARLESTON       1968 MEETING STREET             CHARLESTON, SC 29404
L      3356              11/04/1999     CHARLESTON       897 FOLLY ROAD                  CHARLESTON, SC 29412
L      3357              11/04/1999     CHARLESTON       349 COLEMAN BLVD                MOUNT PLEASANT, SC 29464
L      3358              11/04/1999     CHARLESTON       1301 SAM WRITTENBERG            CHARLESTON, SC 29407
L      3359              11/04/1999     CHARLESTON       1406 SAVANNAH HWY               CHARLESTON, SC 29407
L      3361              01/27/2000     BERKELEY         110 SOUTH HIGHWAY 52            MONCKS CORNER, SC 29461
L      3362              01/27/2000     BERKELEY         2276 N HWY 52                   BONNEAU, SC 29431
L      3363              01/27/2000     BERKELEY         3862 BYRNES DRIVE               ST STEPHEN, SC 29431
L      3377              04/20/2000     BEAUFORT         1 B REGENCY PARKWAY             HILTON HEAD ISLAND, SC 29928
L      3378              04/27/2000     SUMTER           1281 BROAD STREET               SUMTER, SC 29150
L      3379              04/27/2000     SUMTER           3 N. WASHINGTON STRE            SUMTER, SC 29150
L      3380              04/27/2000     SUMTER           660 W. LIBERTY STREE            SUMTER, SC 29150
L      3381              04/27/2000     SUMTER           484 PINEWOOD ROAD               SUMTER, SC 29154
L      3382              04/27/2000     SUMTER           2995 BROAD STREET               SUMTER, SC 29154
L      3403              06/29/2000     SPARTANBUR       2445 COUNTRY CLUB RD            SPARTANBURG, SC 29302
L      3404              06/29/2000     UNION            908 S DUNCAN BYPASS             UNION, SC 29379
L      3405              06/29/2000     SPARTANBUR       7800 WARREN H. ABERN            SPARTANBURG, SC 29301
O      3406              06/29/2000     CHEROKEE         100 SHELBY HWY                  GAFFNEY, SC 29340
L      3407              06/29/2000     SPARTANBUR       118 CEDAR SPRINGS RD            SPARTANBURG, SC 29302
L      3408              06/29/2000     SPARTANBUR       688 E MAIN STREET               SPARTANBURG, SC 29302
L      3409              06/29/2000     SPARTANBUR       1245 ASHEVILLE HWY              SPARTANBURG, SC 29303
L      3410              06/29/2000     SPARTANBUR       3106 S CHURCH ST                SPARTANBURG, SC 29306
L      3411              06/29/2000     SPARTANBUR       2795 BOILING SPRINGS            BOILING SPRINGS, SC 29316
L      3412              06/29/2000     UNION            2980 FURMAN FENDLEY             JONESVILLE, SC 29353
L      3414              06/29/2000     SPARTANBUR       1605 EAST MAIN STREE            DUNCAN, SC 29334
L      3415              06/29/2000     SPARTANBUR       315 JOHN DODD RD                SPARTANBURG, SC 29303
L      3416              06/29/2000     SPARTANBUR       6200 HWY 221                    ROEBUCK, SC 29376
L      3417              10/12/2000     SUMTER           2000 WEDGEFIELD RD              SUMTER, SC 29154-4653
L      3418              08/24/2000     HORRY            11 HWY 17 BUSINESS              NORTH SURFSIDE BEACH, SC 29587
L      3438              12/17/2001     CHEROKEE         403 SHELBY HIGHWAY              GAFFNEY, SC 29340
L      3439              06/27/2002     SPARTANBUR       8998 S.C. HWY. 11               CAMPOBELLO, SC 29322
L      3441              08/31/2000     NEWBERRY         HWY 773 & I26                   PROSPERITY, SC 29126
L      3482              03/22/2001     HORRY            501 HIGHWAY 17 NORTH            SURFSIDE BEACH, SC 29587
L      3483              04/26/2001     GEORGETOWN       3525 HWY 17 S. BUSIN            MURRELLS INLET, SC 29576
L      3484              05/10/2001     HORRY            1501 HIGHWAY 17 NORT            NORTH MYRTLE BEACH, SC 29464
L      3485              06/28/2001     RICHLAND         927 ELMWOOD DRIVE               COLUMBIA, SC 29201
L      3486              06/28/2001     RICHLAND         5425 FOREST DRIVE               COLUMBIA, SC 29201
L      3490              04/03/2003     HORRY            3791 OLEANDER DRIVE             MYRTLE BEACH, SC 29577
O       402              04/06/1982     MONTGOMERY       560 DOVER RD                    CLARKSVILLE, TN 37040
O       407              03/30/1982     MONTGOMERY       1874 MEMORIAL DR                CLARKSVILLE, TN 37040
O       443              05/23/1985     MONTGOMERY       648 LA FAYETTE RD               CLARKSVILLE, TN 37042
O       451              05/09/1985     MONTGOMERY       1801 MADISON STREET             CLARKSVILLE, TN 37040
O       458              10/03/1985     SUMNER           601 HARTSVILLE PIKE             GALLATIN, TN 37066
O       463              08/22/1985     MONTGOMERY       301 PROVIDENCE ROAD             CLARKSVILLE, TN 37042
O       472              04/10/1986     BEDFORD          330 MADISON ST                  SHELBYVILLE, TN 37160
O       473              12/05/1985     MONTGOMERY       1791 WILMA RUDOLPH B            CLARKSVILLE, TN 37040
O       474              03/20/1986     RUTHERFORD       302 W NORTHFIELD BLV            MURFREESBORO, TN 37129
O       477              05/01/1986     BEDFORD          702 S CANNON BLVD.              SHELBYVILLE, TN 37160
O       485              08/14/1986     BEDFORD          900 N MAIN STREET               SHELBYVILLE, TN 37160
L       763              07/27/1979     CHEATHAM         413 SOUTH MAIN ST               ASHLAND CITY, TN 37015

Prog - STR005R    *      Store Property Type and Address              Page   25
Date -  4/10/2003 *
Time - 11:05:02   *
*******************

Pr     Store      Old       Open
Tp       #        Cbr       Date           County           Street Address                   City/State/Zip
L       831              08/24/1989     BEDFORD          1316 MADISON AVE                SHELBYVILLE, TN 37160
L       841              03/01/1990     RUTHERFORD       5022 MURFREESBORO RD            LAVERGNE, TN 37086
L      3107              07/16/1998     Petersburg       2744 S CRATER ROAD              PETERSBURG, VA 23805
L      3108              07/16/1998     Virginia B       1912 LASKIN ROAD                VIRGINIA BEACH, VA 23454
L      3109              07/16/1998     Colonial H       891 TEMPLE AVENUE               COLONIAL HEIGHTS, VA 23834
L      3110              07/16/1998     STAFFORD         34 PROSPERITY LANE              STAFFORD, VA 22406
L      3111              07/16/1998     Virginia B       1600 GENERAL BOOTH B            VIRGINIA BEACH, VA 23454
L      3112              07/16/1998     HANOVER          610 ENGLAND STREET              ASHLAND, VA 23005
L      3113              07/16/1998     Richmond (       1013 NORTH BLVD                 RICHMOND, VA 23230
L      3114              07/16/1998     HALIFAX          1014 BILL TUCK HIGHW            SOUTH BOSTON, VA 24592
L      3115              07/16/1998     Emporia (C       128 N MAIN STREET               EMPORIA, VA 23847
L      3116              07/16/1998     Mecklenburg      702 EAST ATLANTIC AV            SOUTH HILL, VA 23970
L      3155              02/25/1999     NOTTOWAY         321 CHURCH STREET               BLACKSTONE, VA 23824-1601
L      3206              02/25/1999     ALBEMARLE        1099 RIO ROAD                   CHARLOTTESVILLE, VA 22901-1805
L      3207              02/25/1999     Covington        1106 S MONROE STREET            COVINGTON, VA 24426-2053
L      3208              02/25/1999     ROCKINGHAM       750 MARKET STREET               HARRISONBURG, VA 22801-4235
L      3209              02/25/1999     ROANOKE          3919 ELECTRIC ROAD              ROANOKE, VA 24018
L      3210              02/25/1999     Staunton (       636 GREENVILLE AVE.             STAUNTON, VA 24401-4804
L      3211              02/25/1999     SHENANDOAH       629 S. MAIN STREET              WOODSTOCK, VA 22664-1259
L      3212              02/25/1999     WYTHE            690 E. MAIN STREET              WYTHEVILLE, VA 24382-2035
L      3364              01/27/2000     Galax (Cit       806 S MAIN ST                   GALAX, VA 24333
L      3365              01/27/2000     Galax (Cit       532 E STUART DRIVE              GALAX, VA 24333
L      3366              01/27/2000     Galax (Cit       967-A E STUART DR               GALAX, VA 24333
L      3367              01/27/2000     CARROLL          62 KELLY RD                     FANCY GAP, VA 24328
L      3369              01/27/2000     CARROLL          2662 CARROLLTON PIKE            HILLSVILLE, VA 24343
L      3370              01/27/2000     WYTHE            125 HOLSTON RD                  WYTHEVILLE, VA 24382
L      3372              01/27/2000     CARROLL          14264 FANCY GAP                 HWY  CANA, VA 24317
L      3373              01/27/2000     SMYTH            RT 11 HWY 628                   ATKINS, VA 24311
L      3375              01/27/2000     CARROLL          140 E STUART DR                 HILLSVILLE, VA 24343
L      3376              01/27/2000     CARROLL          7115 CHANCES CREEK R            FANCY GAP, VA 24328
L      3383              09/07/2000     Newport Ne       683 J. CLYDE MORRIS             NEWPORT NEWS, VA 23601
L      3478              01/25/2001     Pittsylvani      9181 US HWY 29                  BLAIRS, VA 24527-0284

Leased Stores  359  Owned Stores  916  Missing Leases  5  Total Stores 1280

                                  SCHEDULE 3.7

                                 TAX ASSESSMENTS

None.

                                  SCHEDULE 3.11

                                      ERISA

     Except to the extent required under Section 4980B of the Code, there are no Employee Benefit Plans providing health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates.

                                  SCHEDULE 3.13

                              ENVIRONMENTAL MATTERS

     1. Underground Storage Tank ("UST") Upgrades. Regulations enacted by the United States Environmental Protection Agency establish requirements with respect to installing and upgrading UST systems. Under Florida UST laws and regulations, by December 2009, Borrower is required to ensure that all USTs have secondary containment around the tanks and associated piping.

     2. Environmental Remediation and Third Party Claims. Under various federal, state and local laws, ordinances and regulations, the Borrower, as the owner or operator of its locations, may be liable for the cost of assessment, removal or remediation of contamination at its current or former locations, without regard to whether it knew of, or was responsible for, the presence of such contamination. The Borrower has experienced known releases at a number of its sites.

     3. State Trust Funds. All states in which the Borrower will operate UST systems have established trust funds for the sharing, recovering and reimbursing of certain cleanup costs and liabilities incurred as a result of releases from USTs. These trust funds, which essentially provide insurance coverage for the cleanup of environmental damages caused by the operation of USTs, are funded by a UST registration fee and a tax on the wholesale purchase of motor fuels within each state. The coverage afforded by each state fund varies. However, Florida does not provide coverage for third-party claims, and Georgia does not provide coverage for third-party claims relating to personal injury or diminution in property values. Costs for which the Borrower does not receive reimbursement include but are not limited to: (i) the per-site deductible; (ii) costs incurred in connection with releases occurring or reported to trust funds prior to their inception; (iii) removal and disposal of UST systems; and (iv) costs incurred in connection with sites otherwise ineligible for reimbursement from the trust funds. Reimbursements from state trust funds will be dependent upon the continued maintenance and solvency of the various funds. The State of Florida trust fund ceased accepting new claims for reimbursement for releases discovered after December 31, 1998. However, the State of Florida trust fund will continue to reimburse claims for remedial work performed on sites accepted into its program before December 31, 1998. The Borrower participates in the trust funds of all states for new releases with the exception of Georgia and Florida where private insurance is maintained by the Borrower as the financial mechanism for remediation in those states.

                                  SCHEDULE 3.17

                               RELATED AGREEMENTS

     1. Amended and Restated Registration Rights Agreement dated July 2, 1998 among The Pantry, FS Equity Partners III, L.P. ("FSEP III"), FS Equity Partners IV, L.P. ("FSEP IV") FS Equity Partners International, L.P. ("FSEP International"), Peter J. Sodini, Chase Manhattan Capital, L.P., CB Capital Investors, L.P., and Baseball Partners.

     2. Amendment No. 1 to the Amended and Restated Registration Rights Agreement dated as of June 1, 1999 among The Pantry, FSEP III, FSEP IV, FSEP International, Chase Manhattan Capital, L.P., CB Capital Investors, L.P., Baseball Partners and Peter J. Sodini.

     3. Amended and Restated Stockholders' Agreement dated July 2, 1998 among The Pantry, FSEP III, FSEP IV, FSEP International, Chase Manhattan Capital, L.P., CB Capital Investors, L.P., Baseball Partners and Peter
          J. Sodini.

     4. Amendment No. 1 to the Amended and Restated Stockholder's Agreement dated as of June 1, 1999 among The Pantry, FSEP III, FSEP IV, FSEP International, Chase Manhattan Capital, L.P., CB Capital Investors, L.P., Baseball Partners and Peter J. Sodini.

     5. Employment Agreement dated October 1, 1997 between Peter J. Sodini and The Pantry.

     6.   Amendment No. 1 to Employment Agreement between The Pantry and Peter
          J. Sodini.

     7.   Amendment No. 2 to Employment Agreement between The Pantry and Peter
          J. Sodini.

     8. Employment Agreement dated April 30, 2001 between Steven J. Ferriera and The Pantry.

     9. Employment Agreement dated August 10, 2001 between Joseph Krol and The Pantry.

     10. Employment Agreement dated July 28, 2001 between David Zaborski and The Pantry.

     11. Employment Agreement dated July 27, 2001 between Gregory J. Tornberg and The Pantry.

                                  SCHEDULE 3.21

                              INTELLECTUAL PROPERTY

     CURRENT TRADEMARKS OWNED BY OR ASSIGNED TO THE PANTRY, INC.:

                       TRADEMARK NAME                                 MARK           REGISTRATION OR SERIAL NO.
------------------------------------------------------------------------------------------------------------------
THE PANTRY and Design                                                                          1557345
------------------------------------------------------------------------------------------------------------------
THE PANTRY                                                         WORD MARK                   1167513
------------------------------------------------------------------------------------------------------------------
P and Design                                                                                   2149628
------------------------------------------------------------------------------------------------------------------
P THE PANTRY and Design (Tall 'P')                                                             2088093
------------------------------------------------------------------------------------------------------------------
P THE PANTRY and Design (Long 'P')                                                             2122059
------------------------------------------------------------------------------------------------------------------
LIL' CHILL                                                                                     1745986
------------------------------------------------------------------------------------------------------------------
CHICKEN N' BISCUITS and Design                                                                 1433356
------------------------------------------------------------------------------------------------------------------
POWER PERK                                                         WORD MARK                   1389273
------------------------------------------------------------------------------------------------------------------
WHEN YOU RUN OUT RUN OUT TO THE PANTRY                             WORD MARK                   1532395
------------------------------------------------------------------------------------------------------------------
THE GRILLING DEPOT                                                 WORD MARK                   2107794
------------------------------------------------------------------------------------------------------------------
BIG CHILL                                                          WORD MARK                   1331174
------------------------------------------------------------------------------------------------------------------
CONCESSIONS                                                        WORD MARK                   2333856
------------------------------------------------------------------------------------------------------------------
BEAN STREET COFFEE COMPANY                                         WORD MARK                   2348885
------------------------------------------------------------------------------------------------------------------
ETNA and Design  (North Carolina)                                                              T-2595
------------------------------------------------------------------------------------------------------------------
QUICK STOP (within an elongated octangular sign) (North Carolina)                              T-9739
------------------------------------------------------------------------------------------------------------------
EXPRESS STOP  (North Carolina)                                     WORD MARK                   T-14892
------------------------------------------------------------------------------------------------------------------

EXPRESS STOP and Design  (North Carolina)                                                      007116
------------------------------------------------------------------------------------------------------------------
EXPRESS STOP and Design  (South Carolina)                                                     00412589
------------------------------------------------------------------------------------------------------------------
WORTH and Design                                                                               1372925
------------------------------------------------------------------------------------------------------------------
ZIP Z MART and Design (licensed to (from Stallings Oil),                                       2000540
but not owned by, The Pantry)
------------------------------------------------------------------------------------------------------------------
ZIPMART and Design (licensed to (from Stallings Oil),                                           999302
but not owned by, The Pantry)
------------------------------------------------------------------------------------------------------------------
FOOD CHIEF and Design                                                                          2326263
------------------------------------------------------------------------------------------------------------------
FOOD CHIEF                                                         WORD MARK                   1213614
------------------------------------------------------------------------------------------------------------------
BIG K FOOD STORES (Mississippi)                                    WORD MARK                  52600792
------------------------------------------------------------------------------------------------------------------
BEAN STREET MARKET and Design                                                                 76/120396
------------------------------------------------------------------------------------------------------------------
KOALA                                                                                         76/358383
------------------------------------------------------------------------------------------------------------------
KOALA                                                                                         76/358384
------------------------------------------------------------------------------------------------------------------
LIL' CHAMP FOOD STORE and Design                                                               1365016
------------------------------------------------------------------------------------------------------------------
LIL' CHAMP and Figure Design (Florida)                                                         921621
------------------------------------------------------------------------------------------------------------------
SMOKERS EXPRESS (Florida)                                          WORD MARK                T98000001423
------------------------------------------------------------------------------------------------------------------
KNOCK OUT                                                          WORD MARK                   2180896
------------------------------------------------------------------------------------------------------------------
HANDY WAY                                                                                      1875705
------------------------------------------------------------------------------------------------------------------
SPRINT (Florida)                                                   WORD MARK                   925356
------------------------------------------------------------------------------------------------------------------
K                                                                                              2318479
------------------------------------------------------------------------------------------------------------------
K KANGAROO                                                                                     1722469
------------------------------------------------------------------------------------------------------------------

KANGAROO                                                           WORD MARK                   1354632
------------------------------------------------------------------------------------------------------------------
THE ROO                                                            WORD MARK                   2237356
------------------------------------------------------------------------------------------------------------------
FAST LANE                                                          WORD MARK                   1219408
------------------------------------------------------------------------------------------------------------------
ME MARKET EXPRESS (stylized)                                                                   1199163
------------------------------------------------------------------------------------------------------------------
AUNT M'S                                                                                       2683350
------------------------------------------------------------------------------------------------------------------
CANDY LANE                                                         WORD MARK                  76/394440
------------------------------------------------------------------------------------------------------------------
AUNT M'S CHICKEN                                                                               2683339
------------------------------------------------------------------------------------------------------------------
CELESTE (natural spring water)                                     WORD MARK                  76/389324
------------------------------------------------------------------------------------------------------------------
THE CHILL ZONE                                                     WORD MARK                  76/448056
------------------------------------------------------------------------------------------------------------------
CELESTE (soft drinks)                                              WORD MARK                  76/493760
------------------------------------------------------------------------------------------------------------------
SNACKIN SAMS                                                                                   1482037
------------------------------------------------------------------------------------------------------------------
          OTHER PROPRIETARY INTELLECTUAL PROPERTY
------------------------------------------------------------------------------------------------------------------
Gasoline Pricing System                                               N/A                        N/A
------------------------------------------------------------------------------------------------------------------
Payroll System                                                        N/A                        N/A
------------------------------------------------------------------------------------------------------------------
Cash Management                                                       N/A                        N/A
------------------------------------------------------------------------------------------------------------------
Corporate Audit System                                                N/A                        N/A
------------------------------------------------------------------------------------------------------------------

Maintenance Tracking System                                           N/A                        N/A
------------------------------------------------------------------------------------------------------------------
Internet/Intranet Website                                             N/A                        N/A
------------------------------------------------------------------------------------------------------------------
Application Security System                                           N/A                        N/A
------------------------------------------------------------------------------------------------------------------
Store Information System                                              N/A                        N/A
------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 4.1-1

                         FORM OF SECRETARY'S CERTIFICATE

Pursuant to Section 4.1(b) of the Amended and Restated Credit Agreement dated as of April __, 2003 (as amended, restated or otherwise modified, the "Credit Agreement") among The Pantry, Inc. (the "Borrower"), the Domestic Subsidiaries of the Company from time to time party thereto, as Guarantors, the Lenders from time to time party thereto, Wachovia Bank, National Association, as Administrative Agent (the "Administrative Agent"), the undersigned ____________ of [CREDIT PARTY] hereby certifies as follows:

     1. Attached hereto as Annex I is a true and complete copy of resolutions duly adopted by the board of directors of [CREDIT PARTY] which (i) approve and adopt the Credit Documents to which [CREDIT PARTY] is a party and the transactions contemplated therein and (ii) authorize the execution and delivery of such Credit Documents. Such resolutions have not been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; and such resolutions are the only proceedings now in force relating to or affecting the matters referred to therein.

     2. Attached hereto as Annex II is a true and complete copy of the Certificate of Incorporation of [CREDIT PARTY] as in effect at all times since _______________ to and including the date hereof.

     3. Attached hereto as Annex III is a true and complete copy of the bylaws of [CREDIT PARTY] and all amendments thereto as in effect on the date hereof.

     4. The following persons are now the duly elected and qualified officers of [CREDIT PARTY], holding the offices indicated next to the names below on the date hereof, and the signatures appearing opposite the names below are their true and genuine signatures, and each of such officers is duly authorized to execute and deliver on behalf of [CREDIT PARTY] the Credit Agreement, the Notes and the other Credit Documents to be issued pursuant thereto:

      Name                      Office                                Signature
      ----                      ------                                ---------

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her name and affixed the corporate seal of [CREDIT PARTY].

                                --------------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

Date: ____________, 2003

     I, ________________, _______________ of [CREDIT PARTY], hereby certify that
______________, whose genuine signature appears above, is a duly elected, qualified and acting _______________ of [CREDIT PARTY].

                                 --------------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

Date: ____________, 2003

                                 SCHEDULE 4.1-2

                              MORTGAGED PROPERTIES

Prog - STR005R    *         Store Property Type and Address            Page    1
Date -  4/04/2003 *
Time -  8:18:39   *
*******************

  Property     Store       Old        Handy    Open
    Type         #        Cobra#       Way     Date      County               Street Address             City/State/Zip
Owned          1010        1010              11/20/1971  Marion            5198 SE ABSHIER BLVD       BELLEVIEW, FL 34420
Owned          1013        1013              01/14/1972  Bradford          2158 N TEMPLE AVENUE       STARKE, FL 32091
Owned          1035        1035              07/16/1972  St. Johns         9900 SHANDS PIER RD        JACKSONVILLE, FL 32259
Owned          1040        1040              10/14/1972  St. Johns         120 VILANO ROAD            ST AUGUSTINE, FL 32095
Owned          1041        1041              12/02/1972  Levy              392 N. HATHAWAY AVE        BRONSON, FL 32612
Owned          1042        1042              12/16/1972  Sumter            8727 N US 301              WILDWOOD, FL 34785
Owned          1043        1043              12/09/1972  St. Johns         6929 A1A, S                ST AUGUSTINE, FL 32086
Owned          1066        1066              01/31/1974  Seminole          1920 FRENCH AVENUE         SANFORD, FL 32771
Owned          1069        1069              03/08/1974  St. Johns         4760 US 1, N, SUITE A      ST AUGUSTINE, FL 32095
Owned          1084        1084              07/26/1974  Duval             11985 BEACH BLVD           JACKSONVILLE, FL 32246
Owned          1095        1095              07/25/1975  Duval             2810 SR A1A                ATLANTIC BEACH, FL 32233
Owned          1101        1101              08/27/1976  St. Johns         511 ANASTASIA BLVD         ST AUGUSTINE, FL 32084
Owned          1102        1102              09/24/1976  Duval             5708 NW 34TH ST            GAINESVILLE, FL 32653
Owned          1106        1106              11/18/1976  Alachua           203 NE 39TH AVE            GAINESVILLE, FL 32609
Owned          1113        1113              11/03/1977  Seminole          1119 E 25TH ST             SANFORD, FL 32771
Owned          1119        1119              08/23/1977  Alachua           16130- 10 N.W. US HWY 441  ALACHUA, FL 32615
Owned          1127        1127              08/03/1978  Duval             953 NEW BERLIN RD          JACKSONVILLE, FL 32218
Owned          1132        1132              02/15/1979  Duval             9750 OLD ST AUG. RD        JACKSONVILLE, FL 32257
Owned          1133        1133              03/21/1979  Duval             6655 OLD KINGS RD, N       JACKSONVILLE, FL 32219
Owned          1134        1134              04/19/1979  Duval             310 SOUTH LANE AVE         JACKSONVILLE, FL 32254
Owned          1136        1136              09/12/1979  Duval             2950 EDGEWOOD AVE, N       JACKSONVILLE, FL 32254
Owned          1142        1142              07/24/1980  Alachua           3509 WILLISTON ROAD SW     GAINESVILLE, FL 32608
Owned          1158        1158              09/17/1981  Duval             1005 EDGEWOOD AVE, S       JACKSONVILLE, FL 32205
Owned          1172        1172              01/06/1983  Clay              2468 BLANDING BLVD         MIDDLEBURG, FL 32068
Owned          1195        1195              08/09/1984  Duval             4525 SUNBEAM RD            JACKSONVILLE, FL 32257
Owned          1202        1202              03/14/1985  Alachua           14411 N.W. US Highway 441  ALACHUA, FL 32615
Owned          1205        1205              06/13/1985  Osceola           101 BUENAVENTURA BLVD      KISSIMMEE, FL 34743
Owned          1208        1208              06/20/1985  Duval             5408 MAIN STREET           JACKSONVILLE, FL 32208
Owned          1220        1220              12/04/1986  Alachua           7404 NE WALDO RD           GAINESVILLE, FL 32609
Owned          1223        1223              03/12/1987  Alachua           5200 NE WALDO RD           GAINESVILLE, FL 32609
Owned          1226        1226              02/19/1987  Seminole          7499 SR 427                SANFORD, FL 32773
Owned          1227        1227              05/03/1987  Orange            18359 E COLONIAL DR        ORLANDO, FL 32820
Owned          1228        1228              05/03/1987  Clay              3075 HWY 17                GREEN COVE SPRINGS, FL 32
Owned          1229        1229              05/28/1987  Flagler           4850 E HIGHWAY 100         FLAGLER BEACH, FL 32136
Owned          1231        1231              08/06/1987  Duval             3605 ST JOHN'S BLUFF RD    JACKSONVILLE, FL 32224
Owned          1233        1233              02/03/1988  Flagler           500 E MOODY STREET         BUNNELL, FL 32110
Owned          1236        1236              02/18/1988  Osceola           4301 13TH STREET           ST CLOUD, FL 34769
Owned          1237        1237              03/11/1988  Marion            3232 W SILVER SPGS BLVD    OCALA, FL 34475
Owned          1238        1238              04/21/1988  Marion            14780 NE HWY 315           FT MCCOY, FL 32134
Owned          1239        1239              04/14/1988  Osceola           1700 N THACKER AVENUE      KISSIMMEE, FL 32741
Owned          1240        1240              04/22/1988  Orange            2438 SHADER ROAD           ORLANDO, FL 32804
Owned          1241        1241              06/15/1988  Orange            6201 EDGEWATER DR          ORLANDO, FL 32810
Owned          1242        1242              08/25/1988  Marion            17980 N US HWY 441         ORANGE LAKE, FL 32681
Owned          1244        1244              07/16/1988  Seminole          2095 COUNTY RD 427 N       LONGWOOD, FL 32750
Owned          1245        1245              08/18/1988  Duval             202 EDGEWOOD AVE, S        JACKSONVILLE, FL 32254
Owned          1248        1248              07/31/1988  St. Johns         800 S PONCE DELEON BLVD    ST AUGUSTINE, FL 32084
Owned          1250        1250              01/12/1989  Duval             5711 BOWDEN ROAD, #1       JACKSONVILLE, FL 32216
Owned          1251        1251              11/16/1988  Marion            7676 N US HWY 441          OCALA, FL 34475
Owned          1253        1253              12/28/1988  Duval             5001 HECKSCHER DR          JACKSONVILLE, FL 32226
Owned          1256        1256              04/05/1989  Volusia           1712 DOYLE ROAD            DELTONA, FL 32738
Owned          1259        1259              04/20/1989  Marion            12995 N US HWY 441         CITRA, FL 34475
Owned          1261        1261              06/30/1989  Orange            2986 SILVER STAR RD        ORLANDO, FL 32808

Prog - STR005R    *         Store Property Type and Address            Page    2
Date -  4/04/2003 *
Time -  8:18:39   *
*******************

  Property     Store       Old        Handy    Open
    Type         #        Cobra#       Way     Date      County               Street Address             City/State/Zip
Owned          1262       1262              10/12/1989  Nassau           2504 NORTH KINGS RD        HILLIARD, FL 32046
Owned          1263       1263              09/15/1989  Volusia          1380 HOWLAND BLVD          DELTONA, FL 32738
Owned          1265       1265              01/18/1990  Flagler          1201 PALM HARBOR PKWY      PALM COAST, FL 32137
Owned          1266       1266              02/15/1990  Osceola          1297 SIMPSON RD            KISSIMMEE, FL 34744
Owned          1267       1267              04/12/1990  Flagler          #3 KINGSWOOD DR            PALM COAST, FL 32137
Owned          1271       1271              05/24/1991  Volusia          1520 N US 1                ORMOND BEACH, FL 32174
Owned          1272       1272              06/27/1991  Volusia          100 US 17-92               DEBARY, FL 32713
Owned          1273       1273              08/15/1991  Volusia          2798 ELKCAM BLVD           DELTONA, FL 32738
Owned          1276       1276              01/16/1992  Orange           808 CHICKASAW TRAIL, N     ORLANDO, FL 32825
Owned          1277       1277              04/16/1992  Seminole         690 W AIRPORT BLVD         SANFORD, FL 32773
Owned          1278       1278              12/10/1992  Flagler          5484 N OCEANSHORE BLVD     PALM COAST, FL 32137
Owned          1279       1279              03/30/1995  St. Johns        2919 COASTAL HWY           ST AUGUSTINE, FL 32095
Owned          1285       1285              12/22/1994  Clay             2816 HENLEY ROAD           GREEN COVE SPRINGS, FL 32
Owned          1286       1286              05/11/1995  Citrus           7985 NORTH CITRUS AVE      CRYSTAL RIVER, FL 34428
Owned          1290       1290              08/21/1997  Flagler          890 PALM COAST PKWY SW     PALM COAST, FL 32137
Owned          1291       1291              10/17/1996  Brevard          7290 GEORGE T. EDWARD DR   MELBOURNE, FL 32940
Owned          1305                         05/02/1998  Alachua          2300 E UNIVERSITY AVE      GAINESVILLE, FL 32609
Owned          1309                         05/02/1998  Gilchrist        705 N MAIN ST              TRENTON, FL 32693
Owned          1313                         04/29/1998  Alachua          4221 NW 16TH BLVD          GAINESVILLE, FL 32605
Owned          1322                         09/01/1998  Baker            340 E MACCLENNY AVE        MACCLENNY, FL 32063
Owned          1323                         09/01/1998  Clay             205 S. LAWRENCE BLVD       KEYSTONE HEIGHTS, FL 3265
Owned          2046                  4046   01/28/1999  Volusia          1101 DERBYSHIRE            HOLLY HILL, FL 32117
Owned          2049                  4049   01/28/1999  Seminole         4140 E SR46                SANFORD, FL 32771
Owned          2050                  4050   01/28/1999  Volusia          1591 DUNLAWTON AVE         PORT ORANGE, FL 32119
Owned          2053                  4053   01/28/1999  Putnam           1171 HIGHWAY 17S           SATSUMA, FL 32189
Owned          2072       6072       1072   01/28/1999  Volusia          239 N. CENTER STREET       PIERSON, FL 32180
Owned          2074                  2074   01/28/1999  Volusia          2123 INTERNATIONAL SPEEDW  DELAND, FL 32724
Owned          2102                  5102   01/28/1999  Volusia          2185 W. STATE ROAD 44      DELAND, FL 32720
Owned          2103                  5103   01/28/1999  Orange           10 E. SILVER STAR ROAD     OCOEE, FL 34761
Owned          2104                  5104   01/28/1999  Volusia          1058 N. US 1               ORMOND BEACH, FL 32174
Owned          2105                  5105   01/28/1999  Marion           13873 S.E. HIGHWAY 42      WEIRSDALE, FL 32195
Owned          2106                  5106   01/28/1999  Orange           8299 SILVER STAR ROAD      ORLANDO, FL 32818
Owned          2107                  2107   01/28/1999  Putnam           551 S. SUMMIT STREET       CRESCENT CITY, FL 32112
Owned          2108                  5108   01/28/1999  Lake             1525 US HWY 27             CLERMONT, FL 34711
Owned          2110                  5110   01/28/1999  Seminole         5690 WEST SR 46            SANFORD, FL 32771
Owned          2111                  5111   01/28/1999  Brevard          6004 US HIGHWAY 1          SCOTTSMOOR, FL 32775
Owned          2114                  5114   01/28/1999  Lake             810 US HWY 27              MINNEOLA, FL 34755
Owned          2115                  5115   01/28/1999  Volusia          1099 W. INT'L SPEEDWAY BLV DELAND, FL 32720
Owned          2116                  5116   01/28/1999  Orange           17503 W SR 50              OAKLAND, FL 34760
Owned          2117                  5117   01/28/1999  Putnam           241 S. HIGHWAY 17          EAST PALATKA, FL 32131
Owned          2118                  5118   01/28/1999  Lake             24425 SR 44                EUSTIS, FL 32736
Owned          2119                  5119   01/28/1999  Citrus           8486 N. CARL G. ROSE HWY   HERNANDO, FL 34442
Owned          2120                  5120   01/28/1999  Marion           14870 S US HIGHWAY 441     SUMMERFIELD, FL 34491
Owned          2122                  5122   04/22/1999  Marion           3550 N US HIGHWAY 441      OCALA, FL 34475
Owned          2123                  5123   01/28/1999  Marion           6155 SW HIGHWAY 200        OCALA, FL 34476
Owned          2125                  5125   02/04/1999  Polk             45489 US HWY 27            DAVENPORT, FL 33837
Owned          2157       6157       1157   01/28/1999  Putnam           1140 CR 309                WELAKA, FL 32193
Owned          2184       6184       1184   01/28/1999  Volusia          1022 E. NEW YORK AVE       DELAND, FL 32724
Owned          2207                  5107   01/28/1999  Orange           12390 E. COLONIAL DR       ORLANDO, FL 32826
Owned          2209                  5109   01/28/1999  Polk             101 POLO PARK BLVD E       DAVENPORT, FL 33837
Owned          2234                  3234   01/28/1999  Volusia          1701 N. VOLUSIA AVE        ORANGE CITY, FL 32763
Owned          2235                  3235   01/28/1999  Putnam           624 S STATE ROAD 19 N      PALATKA, FL 32177

Prog - STR005R    *         Store Property Type and Address            Page    3
Date -  4/04/2003 *
Time -  8:18:39   *
*******************

  Property     Store       Old        Handy    Open
    Type         #        Cobra#       Way     Date      County               Street Address             City/State/Zip
Owned          2236                 3236   01/28/1999  Brevard           2498 TURPENTINE RD         MIMS, FL 32754
Owned          2258       6258      1258   01/28/1999  Volusia           1717 S US 17               BARBERVILLE, FL 32105
Owned          2271       6271      1271   01/28/1999  Volusia           1695 N. US 17              SEVILLE, FL 32190
Owned          2291                 4291   01/28/1999  St. Johns         6750 US1 SOUTH             ST AUGUSTINE, FL 32086
Owned          2292                 4292   01/28/1999  Lake              7609 US 441                LEESBURG, FL 34748
Owned          2307       6107      1107   01/28/1999  Putnam            131 SR 207                 EAST PALATKA, FL 32131
Owned          2314                 3314   01/28/1999  Marion            10143 SE SUNSET HARBOR RD  SUMMERFIELD, FL 34491
Owned          2321                 3321   01/28/1999  Marion            13002 NE JACKSONVILLE ROA  SPARR, FL 32192
Owned          2322                 3322   01/28/1999  Marion            15877 E HWY 40             SILVER SPRINGS, FL 34488
Owned          2326                 3326   01/28/1999  Marion            12475 NW GAINESVILLE RD    LOWELL, FL 32663
Owned          2328                 3329   01/28/1999  Marion            1940 SE 58TH AVENUE        OCALA, FL 34471
Owned          2329                 1329   01/28/1999  Putnam            902 SR 20                  INTERLACHEN, FL 32148
Owned          2330                 3330   01/28/1999  Marion            6000 W SR 40               OCALA, FL 34482
Owned          2332                 3332   01/28/1999  Lake              10030 CR 44                LEESBURG, FL 34788
Owned          2334                 3334   01/28/1999  Orange            4914 ROCK SPRINGS ROAD     APOPKA, FL 32712
Owned          2403                 4403   01/28/1999  Lake              23932 SR46 (SORRENTO AVE)  SORRENTO, FL 32776
Owned          2404                 4404   01/28/1999  Orange            1252 S. APOPKA BLVD        APOPKA, FL 32703
Owned          2405                 4405   01/28/1999  Marion            225 NE 28TH AVE            OCALA, FL 34471
Owned          2406                 4406   01/28/1999  Seminole          4181 ORANGE BLVD           LAKE MONROE, FL 32747
Owned          2408                 4408   01/28/1999  Volusia           3930 SR 44                 NEW SMYRNA BEACH, FL 3216
Owned          2416                 1416   01/28/1999  Alachua           6905 NE HWY 301            HAWTHORNE, FL 32640
Owned          2419                 1428   01/28/1999  Volusia           446 S LAKEVIEW DRIVE       LAKE HELEN, FL 32744
Owned          2426                  426   01/28/1999  Putnam            519 N. SUMMIT STREET       CRESCENT CITY, FL 32112
Owned          2430                 1430   01/28/1999  Volusia           905 S SPRING GARDEN AVE    DELAND, FL 32720
Owned          2483                 1483   01/28/1999  Seminole          905 SR 434                 ALTAMONTE SPRINGS, FL 327
Owned          2502                 4502   01/28/1999  Seminole          1000 LOCWOOD ROAD          OVIEDO, FL 32765
Owned          2503                 4503   01/28/1999  Lake              2101 SR 19                 TAVARES, FL 32778
Owned          2504                 4504   01/28/1999  Orange            10001 LAKE UNDERHILL DR    ORLANDO, FL 32825
Owned          2505                 4505   01/28/1999  Volusia           399 S US 17/92             DEBARY, FL 32713
Owned          2525                 1525   01/28/1999  Volusia           1805 S. RIDGEWOOD AVE      EDGEWATER, FL 32132
Owned          2574                 3574   01/28/1999  Volusia           1520 SR 40                 ORMOND BEACH, FL 32174
Owned          2575                 3575   01/28/1999  Lake              100 MILLER STREET          FRUITLAND PARK, FL 34731
Owned          2576                 3576   01/28/1999  St. Johns         1115 A1A BEACH BLVD        ST AUGUSTINE BEACH, FL 32
Owned          2655                 1655   01/28/1999  Seminole          135 E. SR 46               GENEVA, FL 32732
Owned          2777                  777   01/28/1999  Putnam            1777 HIGHWAY 17S           POMONA PARK, FL 32181
Owned          2798                 3798   01/28/1999  Lake              2999 W. MAIN STREET        LEESBURG, FL 34748
Owned          2800                 3800   01/28/1999  Lake              8049 SR 48                 YALAHA, FL 34797
Owned          2802                 3802   01/28/1999  Putnam            2803 SILVER LAKE DRIVE     PALATKA, FL 32177
Owned          2804                 3804   01/28/1999  Lake              391 N. CENTRAL AVENUE      UMATILLA, FL 32784
Owned          2805                 3805   01/28/1999  Orange            400 FRANKLIN STREET        OCOEE, FL 34761
Owned          2806                 3806   01/28/1999  Volusia           320 N. SR 415              OSTEEN, FL 32764
Owned          2904                 3904   01/28/1999  Volusia           2095 E SR 44               DELAND, FL 32724
Owned          2908                 3908   01/28/1999  Marion            8664 SW 103RD STREET RD    OCALA, FL 34481
Owned          2910                 3910   01/28/1999  Volusia           601 BEVILLE ROAD           S. DAYTONA, FL 32119
Owned          6009                        04/14/1983  Putnam            400 SR 26                  MELROSE, FL 32666
Owned          6019                        09/28/1983  Clay              2000 STATE ROAD 16W        GREEN COVE SPRINGS, FL 32
Owned          6020                        08/29/1971  Nassau            1015 ATLANTIC BLVD         FERNANDINA BEACH, FL 3203
Owned          6034                        04/14/1973  Clay              102 SUZANNE AVE            ORANGE PARK, FL 32073
Owned          6038         38             04/23/1985  Duval             7992 NORMANDY BLVD         JACKSONVILLE, FL 32221
Owned          6039         39             08/11/1983  Duval             4024 SOUTHSIDE BLVD        JACKSONVILLE, FL 32216
Owned          6042         42             06/22/1973  Clay              2584 SR 220                DOCTORS INLET, FL 32030
Owned          6051         51             10/10/1985  Bradford          2652 S E STATE RD 21       MELROSE, FL 32666

Prog - STR005R    *         Store Property Type and Address            Page    4
Date -  4/04/2003 *
Time -  8:18:39   *
*******************

  Property     Store       Old        Handy    Open
    Type         #        Cobra#       Way     Date      County               Street Address             City/State/Zip
Owned          6058          58            05/14/1975  Alachua         5420 W SR 235 (P.O. BOX 2  LACROSSE, FL 32658
Owned          6059          59            07/03/1975  Alachua         1516 SE 4TH ST             GAINESVILLE, FL 32641
Owned          6070          70            06/24/1976  Marion          16991 EAST HIGHWAY 40      SILVER SPRINGS, FL 34488
Owned          6073          73            10/21/1976  Duval           8181 103RD ST              JACKSONVILLE, FL 32210
Owned          6079          79            07/14/1977  Lake            24421 SR 40/BOX 336        ASTOR, FL 32102
Owned          6081          81            07/22/1977  Volusia         4622 S CLYDE MORRIS BLVD   PORT ORANGE, FL 32119
Owned          6082          82            08/12/1977  Volusia         1379 BEVILLE RD            DAYTONA BEACH, FL 32119
Owned          6084          84            01/20/1978  St. Johns       1790 SR 13                 JACKSONVILLE, FL 32259
Owned          6094          94            03/23/1978  Brevard         3164 MAIN ST, W            MIMS, FL 32754
Owned          6116         116            12/19/1978  Duval           13434 ST AUGUSTINE RD      JACKSONVILLE, FL 32258
Owned          6118         118            08/04/1981  St. Johns       2800 US 1, S               ST AUGUSTINE, FL 32086
Owned          6120         120            09/13/1979  Pasco           15434 HWY 19, N            HUDSON, FL 34667
Owned          6128         128            04/10/1980  Brevard         6155 N COURTENAY           MERRITT ISLAND, FL 32953
Owned          6130         130            01/31/1980  Duval           8838 ATLANTIC BLVD         JACKSONVILLE, FL 32211
Owned          6131         131            03/06/1980  Brevard         4001 N WICKHAM RD          MELBOURNE, FL 32935
Owned          6145         145            01/13/1982  Brevard         7175 HWY 1 N               COCOA, FL 32927
Owned          6149         149            06/10/1982  Brevard         701 S PARK AVENUE          TITUSVILLE, FL 32780
Owned          6150         150            05/05/1982  Volusia         2460 OCEAN SHORE BLVD      ORMOND BEACH, FL 32176
Owned          6152         152            05/19/1982  Duval           1092 S MCDUFF AVENUE       JACKSONVILLE, FL 32205
Owned          6155         155            11/18/1982  Orange          4252 S ORANGE BLOSSOM TR   ORLANDO, FL 32839
Owned          6156         156            01/05/1983  Brevard         3990 LAKE DRIVE            COCOA, FL 32926
Owned          6157         157            01/20/1983  Orange          808 S PARK AVENUE          APOPKA, FL 32703
Owned          6158         158            01/27/1983  Nassau          1403 LEWIS STREET          FERNANDINA BEACH, FL 3203
Owned          6159         159            01/13/1983  Duval           8804 LONE STAR RD          JACKSONVILLE, FL 32211
Owned          6160         160            03/09/1983  Duval           1310 S 3RD ST              JACKSONVILLE BEACH, FL 32
Owned          6161         161            03/17/1983  Alachua         45 SW 250TH ST             NEWBERRY, FL 32669
Owned          6163         163            08/10/1983  Duval           1001 N LANE AVENUE         JACKSONVILLE, FL 32254
Owned          6165         165            05/04/1983  Orange          11205 S ORG BLOSSOM TR     ORLANDO, FL 32837
Owned          6166         166            07/21/1983  Brevard         1709 N HARBOR CITY BLVD    MELBOURNE, FL 32935
Owned          6167         167            09/18/1983  Volusia         1150 OCEAN SHORE BLVD      ORMOND BEACH, FL 32176
Owned          6168         168            10/13/1983  Volusia         2625 BEVILLE RD            DAYTONA BEACH, FL 32119
Owned          6169         169            01/04/1984  Duval           14376 BEACH BLVD           JACKSONVILLE, FL 32224
Owned          6175         175            05/12/1983  Baker           584 SIXTH ST               MACCLENNY, FL 32063
Owned          6183         183            11/10/1983  Citrus          743 HIGHWAY 41 SOUTH       INVERNESS, FL 34450
Owned          6195         195            11/29/1984  Pasco           6226 ROWAN RD              NEW PORT RICHEY, FL 34653
Owned          6210         210            03/07/1985  Brevard         1060 EMERSON DR NE         PALM BAY, FL 32907
Owned          6229         229            12/19/1985  Brevard         2595 EMERSON DRIVE         PALM BAY, FL 32909
Owned          6230         230            04/03/1985  Duval           9509 SAN JOSE BLVD         JACKSONVILLE, FL 32257
Owned          6236         236            08/07/1985  Duval           1209 MONUMENT RD           JACKSONVILLE, FL 32225
Owned          6249         249            05/01/1985  St. Johns       70 MASTERS DRIVE           ST AUGUSTINE, FL 32095
Owned          6262         262            07/17/1985  Nassau          3331 S FLETCHER AVE        FERNANDINA BEACH, FL 3203
Owned          6267         267            11/07/1985  Clay            338 COLLEGE DR             ORANGE PARK, FL 32065
Owned          6271         271            05/08/1986  Duval           4815 SAN PABLO RD          JACKSONVILLE, FL 32224
Owned          6272         272            01/22/1986  Putnam          543 SOUTH HWY 17           SAN MATEO, FL 32187
Owned          6273         273            02/13/1986  Duval           1839 8TH ST, E             JACKSONVILLE, FL 32206
Owned          6274         274            06/04/1986  Levy            4 HIGHWAY 19 SOUTH         INGLIS, FL 34449
Owned          6278         278            07/11/1986  St. Johns       8796 E CHURCH ST           HASTINGS, FL 32145
Owned          6279         279            03/13/1987  Citrus          6296 W GULF TO LAKE HWY    CRYSTAL RIVER, FL 34429
Owned          6282         282            04/23/1987  Seminole        495 PEARL LAKE CAUSEWAY    ALTAMONTE SPRINGS, FL 327
Owned          6283         283            09/11/1986  Pasco           6618 EMBASSY BLVD          PORT RICHEY, FL 34668
Owned          6284         284            05/15/1986  Nassau          1484 NASSAUVILLE RD        FERNANDINA BEACH, FL 3203
Owned          6285         285            10/09/1986  Duval           2615 ST JOHNS BLUFF S      JACKSONVILLE, FL 32246

Prog - STR005R    *         Store Property Type and Address            Page    5
Date -  4/04/2003 *
Time -  8:18:39   *
*******************

 Property     Store       Old   Handy    Open
   Type         #        Cobra#  Way     Date        County               Street Address             City/State/Zip
Owned          6286       286         06/06/1986  Clay                 4486 CR 218, W             MIDDLEBURG, FL 32068
Owned          6288       288         03/05/1987  Hernando             999 NORTH BROAD STREET     BROOKSVILLE, FL 34610
Owned          6289       289         05/13/1987  Putnam               744 S HWY 17               SATSUMA, FL 32189
Owned          6290       290         08/15/1986  Clay                 3128 BLANDING BLVD         MIDDLEBURG, FL 32068
Owned          6293       293         11/21/1986  Duval                4129 SPORTMAN'S CLUB RD    JACKSONVILLE, FL 32219
Owned          6294       294         11/14/1986  Orange               1515 WURST RD              OCOEE, FL 34761
Owned          6295       295         01/16/1987  Clay                 1091 BLANDING BLVD         ORANGE PARK, FL 32065
Owned          6296       296         01/28/1987  Duval                636 S MCDUFF AVE           JACKSONVILLE, FL 32205
Owned          6298       298         01/23/1987  Lake                 451 W MYERS                MASCOTTE, FL 32753
Owned          6299       299         02/19/1987  Duval                8496 BLANDING BLVD         JACKSONVILLE, FL 32244
Owned          6504       504         10/23/1986  Volusia              807 INDIAN RIVER BLVD      EDGEWATER, FL 32132
Owned          6510       510         06/10/1987  Clay                 486 BLANDING BLVD          ORANGE PARK, FL 32073
Owned          6511       511         07/01/1987  Volusia              799 BILL FRANCE DRIVE      DAYTONA BEACH, FL 32114
Owned          6512       512         09/25/1987  Hernando             13075 SPRINGHILL DRIVE     SPRING HILL, FL 34609
Owned          6513       513         09/11/1987  Brevard              900 MALABAR ROAD, SW       PALM BAY, FL 32907
Owned          6515       515         10/14/1987  Duval                5703 TIMUQUANA RD          JACKSONVILLE, FL 32210
Owned          6516       516         03/10/1988  Pasco                13703 HWY 19               HUDSON, FL 34667
Owned          6517       517         09/18/1987  Duval                3051 MONUMENT RD           JACKSONVILLE, FL 32225
Owned          6518       518         02/18/1988  Duval                8735 N KINGS RD            JACKSONVILLE, FL 32219
Owned          6519       519         12/16/1987  Clay                 804 BLANDING BLVD          ORANGE PARK, FL 32065
Owned          6524       524         01/19/1989  Marion               3873 SW COLLEGE RD         OCALA, FL 34474
Owned          6527       527         05/31/1989  Alachua              9404 NW 39TH AVENUE        GAINESVILLE, FL 32606
Owned          6528       528         11/09/1989  Brevard              748 PALM BAY RD, NE        PALM BAY, FL 32905
Owned          6532       532         02/22/1989  Orange               9988 S ORANGE AVE          ORLANDO, FL 32824
Owned          6534       534         03/01/1989  Duval                4856 PARK STREET           JACKSONVILLE, FL 32205
Owned          6535       535         09/30/1988  Alachua              2152 NW 39TH AVE           GAINESVILLE, FL 32605
Owned          6537       537         03/25/1991  Putnam               720 S STATE ROAD 19 (HWY   PALATKA, FL 32177
Owned          6542       542         01/17/1991  Brevard              3088 HARBOR CITY BLVD N    MELBOURNE, FL 32935
Owned          6548       548         11/20/1991  Clay                 695 KINGSLEY AVE           ORANGE PARK, FL 32073
Owned          6549       549         01/30/1992  Brevard              2200 S FISKE BOULEVARD     ROCKLEDGE, FL 32955
Owned          3255                   07/22/1999  Richmond             3477 WRIGHTSBORO RD        AUGUSTA, GA 30909
Owned          3265                   07/22/1999  Columbia             440 SOUTH BELAIR RD        AUGUSTA, GA 30909
Owned          3313                   11/11/1999  Habersham            3951 STATE HWY 365         ALTO, GA 30510
Owned           809                   12/17/1987  VANDERBURGH          1321 N. FULTON AVE.        EVANSVILLE, IN 47710
Owned           812                   12/17/1987  VANDERBURGH          325 S KENTUCKY AVE         EVANSVILLE, IN 47714
Owned           391                   05/27/1982  CHRISTIAN            3249 LAFAYETTE RD          HOPKINSVILLE, KY 42240
Owned           394                   06/17/1982  CHRISTIAN            932 NORTH MAIN ST          HOPKINSVILLE, KY 42240
Owned           419                   12/15/1983  LOGAN                1034 N. MAIN STREET        RUSSELLVILLE, KY 42276
Owned           420                   12/08/1983  LOGAN                407 HOPKINSVILLE RD        RUSSELLVILLE, KY 42276
Owned           427                   07/26/1984  HOPKINS              HWY US 41A & 62            NORTONVILLE, KY 42442
Owned           702                   07/14/1986  HENDERSON            2336 S GREEN ST            HENDERSON, KY 42420
Owned           706                   05/02/1977  HENDERSON            300 WATSON LANE            HENDERSON, KY 42420
Owned           725                   05/22/1981  MUHLENBERG           6059 US HWY 62 W           GRAHAM, KY 42344
Owned           843                   12/14/1989  HENDERSON            2001 U.S. 60 EAST          HENDERSON, KY 42420
Owned           105                   03/01/1981  LEE                  809 CARTHAGE ST            SANFORD, NC 27330
Owned           112                   01/06/1986  ALAMANCE             110 W HAGGARD ST           ELON COLLEGE, NC 27244
Owned           116                   01/01/1974  HARNETT              1175 HWY 421               LILLINGTON, NC 27546
Owned           125                   01/01/1974  WAKE                 601 N MAIN ST              FUQUAY-VARINA, NC 27526
Owned           130                   01/01/1974  ROWAN                264 EAST MAIN STREET       ROCKWELL, NC 28138
Owned           140                   01/01/1974  WATAUGA              1218 STATE FARM RD.        BOONE, NC 28607
Owned           142                   01/01/1974  CHATHAM              507 W THIRD ST             SILER CITY, NC 27344

Prog - STR005R    *         Store Property Type and Address            Page    6
Date -  4/04/2003 *
Time -  8:18:39   *
*******************

  Property     Store    Old     Handy     Open
    Type         #     Cobra#    Way      Date      County                 Street Address             City/State/Zip
Owned           147                     07/02/1978  WATAUGA              1056 EAST KING ST.         BOONE, NC 28607
Owned           150                     07/01/1974  RANDOLPH             127 EAST SWANNANOA         LIBERTY, NC 27298
Owned           157                     11/01/1978  IREDELL              250 MAIN ST                TROUTMAN, NC 28166
Owned           161                     07/07/1975  ALAMANCE             1031 HWY 87 NORTH          ELON COLLEGE, NC 27244
Owned           163                     07/01/1975  CATAWBA              1608 SECOND AVE NW         HICKORY, NC 28601
Owned           170                     05/04/1984  GUILFORD             3101 PLEASANT GARDEN RD    GREENSBORO, NC 27406
Owned           172                     08/29/1975  IREDELL              354 S MAIN ST              MOORESVILLE, NC 28115
Owned           182                     08/24/1976  ROWAN                300 S SALISBURY ST         SPENCER, NC 28159
Owned           186                     08/09/1976  LEE                  3014 SOUTH HORNER BLVD     SANFORD, NC 27330
Owned           192                     05/01/1985  FORSYTH              700 JONESTOWN RD           WINSTON-SALEM, NC 27103
Owned           215                     07/01/1976  STOKES               101 E KING ST              KING, NC 27021
Owned           218                     12/05/1985  LEE                  1130 N HORNER BLVD         SANFORD, NC 27330
Owned           239                     03/24/1978  CATAWBA              1200 E MAIN ST             MAIDEN, NC 28650
Owned           240                     07/21/1977  CATAWBA              334 EAST 20TH ST           NEWTON, NC 28658
Owned           268                     03/10/1980  CATAWBA              1901 SW US HWY 70          HICKORY, NC 28601
Owned           286                     03/13/1981  CUMBERLAND           4832 RAMSEY STREET         FAYETTEVILLE, NC 28301
Owned           294                     06/02/1980  CHATHAM              11399 US HWY 15-501 SOUTH  CHAPEL HILL, NC 27514
Owned           302                     03/24/1981  CUMBERLAND           736 S REILLY RD            FAYETTEVILLE, NC 28304
Owned           305                     01/22/1981  CUMBERLAND           1501 PAMALEE DR            FAYETTEVILLE, NC 28303
Owned           331                     12/31/1971  LEE                  1612 TRAMWAY ROAD          SANFORD, NC 27330
Owned           355                     06/10/1971  LEE                  429 EAST WEATHERSPOON ST   SANFORD, NC 27330
Owned           366                     06/26/1982  LEE                  812 SOUTH HORNER BLVD.     SANFORD, NC 27330
Owned           376                     08/21/1981  CUMBERLAND           4000 SOUTH MAIN ST         HOPE MILLS, NC 28348
Owned           405                     10/01/1981  LEE                  3006 HAWKINS AVENUE        SANFORD, NC 27330
Owned           406                     10/03/1981  HARNETT              1404 S MAIN ST             LILLINGTON, NC 27546
Owned           410                     12/13/1982  WATAUGA              1996 BLOWING ROCK RD.      BOONE, NC 28607
Owned           413                     07/01/1983  CHATHAM              1010 N SECOND AVE E        SILER CITY, NC 27344
Owned           450                     05/30/1985  NEW HANOVER          2400 N. COLLEGE RD         WILMINGTON, NC 28405
Owned           454                     07/26/1985  GUILFORD             2522 RANDLEMAN RD          GREENSBORO, NC 27406
Owned           457                     07/18/1985  WAKE                 705 E. WILLIAMS STREET     APEX, NC 27502
Owned           462                     09/27/1985  GUILFORD             101 PISGAH CHURCH          GREENSBORO, NC 27405
Owned           464                     08/05/1985  NEW HANOVER          2375 S 17TH STREET         WILMINGTON, NC 28401
Owned           467                     08/08/1985  BRUNSWICK            1130 NORTH HOWE STREET     SOUTHPORT, NC 28461
Owned           475                     11/27/1985  MOORE                1600 US HWY 15 501         SOUTHERN PINES, NC 28387
Owned           481                     02/27/1986  CUMBERLAND           3458 N. MAIN ST.           HOPE MILLS, NC 28348
Owned           484                     08/25/1986  NEW HANOVER          5800 CASTLE HAYNE RD       CASTLE HAYNE, NC 28429
Owned           500                     04/22/1987  CUMBERLAND           1300 HOPE MILLS RD         FAYETTEVILLE, NC 28304
Owned          3213                     02/04/1999  PITT                 3209 S. MEMORIAL DRIVE     GREENVILLE, NC 27834
Owned           247                     05/25/1978  HORRY                348 DICK POND RD           MYRTLE BEACH, SC 29577
Owned           277                     06/12/1980  BEAUFORT             71 MATTHEWS DR & HWY 278   HILTON HEAD ISLAND, SC 29
Owned           288                     10/30/1980  CHARLESTON           2572 ASHLEY RIVER RD       CHARLESTON, SC 29414
Owned           295                     10/16/1980  BEAUFORT             1810 RIBALT RD             PORT ROYAL, SC 29902
Owned           298                     10/30/1980  DORCHESTER           4010 ASHLEY PHOSPHATE RD.  CHARLESTON, SC 29420
Owned           299                     07/17/1981  LEXINGTON            3016 PLATT SPRINGS ROAD    WEST COLUMBIA, SC 29170
Owned           313                     03/19/1981                       5830 DORCHESTER RD         CHARLESTON, SC 29405
Owned           315                     04/16/1981  KERSHAW              2507 MAIN STREET           ELGIN, SC 29045
Owned           317                     12/17/1981  FLORENCE             2352 PAMLICO HWY           FLORENCE, SC 29501
Owned           321                     04/08/1982  BERKELEY             1044 REDBANK RD            GOOSE CREEK, SC 29445
Owned           322                     04/22/1981  LEXINGTON            5318 BUSH RIVER ROAD       COLUMBIA, SC 29210
Owned           323                     01/07/1982  RICHLAND             3178 ROYAL TOWER RD        IRMO, SC 29063
Owned           326                     10/22/1981  SUMTER               550 SOUTH PIKE EAST        SUMTER, SC 29150
Owned           327                     07/02/1981  FLORENCE             3205 E PALMETTO ST         FLORENCE, SC 29501

Prog - STR005R    *         Store Property Type and Address            Page   7
Date -  4/04/2003 *
Time -  8:18:39   *
*******************

  Property     Store    Old     Handy         Open
    Type         #     Cobra#    Way          Date      County              Street Address             City/State/Zip
Owned           330                        08/13/1981  BERKELEY          215 RED BANK RD.           GOOSE CREEK, SC 29445
Owned           332                        10/08/1981  LEXINGTON         3950 AUGUSTA RD            WEST COLUMBIA, SC 29169
Owned           334                        07/16/1981  HORRY             1011 GLENN BAY RD          SURFSIDE BEACH, SC 29575
Owned           340                        10/22/1981  GREENWOOD         1530 BYPASS NE             GREENWOOD, SC 29646
Owned           398                        11/12/1981  SUMTER            503 BROAD & MILLER ST      SUMTER, SC 29150
Owned           399                        01/07/1982  LEXINGTON         1190 SUNSET BLVD           WEST COLUMBIA, SC 29169
Owned           409                        03/31/1983  GEORGETOWN        13057 OCEAN HIGHWAY        PAWLEYS ISLAND, SC 29585
Owned           422                        04/13/1984  HORRY             511 HWY 17, 6TH AVE. S.    NORTH MYRTLE BEACH, SC 29
Owned           430                        09/20/1984  BEAUFORT          1610 FORDING ISLAND ROAD   BLUFFTON, SC 29926
Owned           442                        02/21/1985  LEXINGTON         3504 CHARLESTON HWY        WEST COLUMBIA, SC 29169
Owned           445                        02/07/1985  RICHLAND          806 BROAD RIVER RD         COLUMBIA, SC 29210
Owned           446                        05/15/1985  BERKELEY          830 COLLEGE PARK ROAD      LADSON, SC 29456
Owned           448                        05/03/1985  BERKELEY          1677 NORTH MAIN            SUMMERVILLE, SC 29483
Owned           452                        05/08/1985  LEXINGTON         3516 BUSH RIVER RD         COLUMBIA, SC 29210
Owned           453                        04/27/1985  RICHLAND          3800 ROSEWOOD DRIVE        COLUMBIA, SC 29205
Owned           461                        07/25/1985  HORRY             860 HWY 17 N.              LITTLE RIVER, SC 29566
Owned           470                        01/15/1986  RICHLAND          4400 BETHEL CHURCH ROAD    FOREST ACRES, SC 29206
Owned           476                        12/18/1985  LEXINGTON         1259 CHAPIN RD             CHAPIN, SC 29036
Owned           482                        05/08/1986  HORRY             13 E HWY 9 & 90            NORTH MYRTLE BEACH, SC 29
Owned           489                        11/18/1986  RICHLAND          7800 GARNERS FERRY RD      COLUMBIA, SC 29209
Owned           490                        10/03/1986  BEAUFORT          1000 RIBAULT & MORRALL ST  PORT ROYAL, SC 29935
Owned           494                        06/27/1987  CHARLESTON        3586 SAVANNAH HWY          JOHNS ISLAND, SC 29455
Owned           497                        04/03/1987  RICHLAND          2235 DECKER BLVD           COLUMBIA, SC 29209
Owned           498                        05/15/1987                    5098 DORCHESTER RD         CHARLESTON, SC 29418
Owned           603                        09/23/1977                    1688 HWY 17 NORTH          MOUNT PLEASANT, SC 29464
Owned           773                        09/15/1986  GREENVILLE        429 WADE HAMPTON BLVD      GREENVILLE, SC 29604
Owned           788                        10/16/1987  DORCHESTER        207 OLD TROLLEY RD         SUMMERVILLE, SC 29483
Owned           794                        03/09/1989  DORCHESTER        1595 TROLLEY RD            SUMMERVILLE, SC 29483
Owned           820                        06/25/1989  CHARLESTON        906 FOLLY ROAD             JAMES ISLAND, SC 29412
Owned           833                        11/21/1989  KERSHAW           521 HWY 601 S              LUGOFF, SC 29078
Owned           839                        03/01/1990                    42 CENTER STREET           FOLLY BEACH, SC 29439
Owned           840                        09/27/1990                    1402 BEN SAWYER BLVD       MOUNT PLEASANT, SC 29464
Owned          3260                        07/22/1999  LEXINGTON         1900 BUSH RIVER ROAD       COLUMBIA, SC 29210
Owned          3291                        07/22/1999  SPARTANBURG       2204 CHESNEE HWY           SPARTANBURG, SC 29303
Owned          3295                        07/22/1999  CHEROKEE          862 WINSLOW AVE            GAFFNEY, SC 29341
Owned          3406                        06/29/2000  CHEROKEE          100 SHELBY HWY             GAFFNEY, SC 29340
Owned           402                        04/06/1982  MONTGOMERY        560 DOVER RD               CLARKSVILLE, TN 37040
Owned           407                        03/30/1982  MONTGOMERY        1874 MEMORIAL DR           CLARKSVILLE, TN 37040
Owned           443                        05/23/1985  MONTGOMERY        648 LA FAYETTE RD          CLARKSVILLE, TN 37042
Owned           451                        05/09/1985  MONTGOMERY        1801 MADISON STREET        CLARKSVILLE, TN 37040
Owned           458                        10/03/1985  SUMNER            601 HARTSVILLE PIKE        GALLATIN, TN 37066
Owned           463                        08/22/1985  MONTGOMERY        301 PROVIDENCE ROAD        CLARKSVILLE, TN 37042
Owned           472                        04/10/1986  BEDFORD           330 MADISON ST             SHELBYVILLE, TN 37160
Owned           473                        12/05/1985  MONTGOMERY        1791 WILMA RUDOLPH BLVD.   CLARKSVILLE, TN 37040
Owned           474                        03/20/1986  RUTHERFORD        302 W NORTHFIELD BLVD      MURFREESBORO, TN 37129
Owned           477                        05/01/1986  BEDFORD           702 S CANNON BLVD.         SHELBYVILLE, TN 37160
Owned           485                        08/14/1986  BEDFORD           900 N MAIN STREET          SHELBYVILLE, TN 37160
Total Leased Stores  359  Total Owned Stores  915  Total Lease Missing  5  Total Stores 1279

                                 SCHEDULE 4.1-3

                          FORM OF SOLVENCY CERTIFICATE

     The undersigned Chief Financial Officer of THE PANTRY, INC., a Delaware corporation (the "Borrower"), is familiar with the properties, businesses, assets and liabilities of the Credit Parties (as defined in the Credit Agreement referred to below) and is duly authorized to execute this certificate on behalf of the Credit Parties.

     Reference is made to that certain Amended and Restated Credit Agreement, dated as of April __, 2003, (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Domestic Subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"). All capitalized terms used and not defined herein have the meanings stated in the Credit Agreement.

     1. The undersigned certifies that he has made such investigation and inquiries as to the financial condition of the Credit Parties as he deems necessary and prudent for the purpose of providing this Certificate. The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Certificate in connection with the making of Loans under the Credit Agreement.

     2. The undersigned certifies that the financial information, projections and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

     BASED ON THE FOREGOING, the undersigned certifies that, both before and after giving effect to the Loans and other Extensions of Credit:

     A. The Credit Parties, on a consolidated basis, are able to pay their debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business.

     B. The Credit Parties, on a consolidated basis, do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay as such debts and liabilities mature in their ordinary course.

     C. The Credit Parties, on a consolidated basis, are not engaged in any business or transaction, and are not about to engage in any business or transaction, for which the assets of the Borrowers, on a consolidated basis, would constitute unreasonably small capital.

     D. The present fair saleable value of the consolidated assets of the Credit Parties, measured on a going concern basis, is not less than the amount that will be required to pay the liability on the debts of the Borrowers, on a consolidated basis, as they become absolute and matured.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of April, 2003, in his/her capacity as the chief financial officer of the Borrower.

                                   THE PANTRY, INC.

                                   By:
                                        ---------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title: Chief Financial Officer

                                  SCHEDULE 5.9

                            FORM OF JOINDER AGREEMENT

     THIS JOINDER AGREEMENT (the "Agreement"), dated as of _____________, ____, is by and between _____________________, a ___________________ (the "New
Subsidiary"), and WACHOVIA BANK, NATIONAL ASSSOCIATION, in its capacity as Administrative Agent under that certain Amended and Restated Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of April __, 2003, by and among The Pantry, Inc. (the "Borrower"), the Domestic Subsidiaries of the Borrower from time to time party thereto (individually a "Guarantor" and collectively, the "Guarantors"), the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"). All of the defined terms in the Credit Agreement are incorporated herein by reference.

     The New Subsidiary is an Additional Credit Party, and, consequently, the Borrower is required by Section 5.9 of the Credit Agreement to cause the New Subsidiary to become a "Guarantor" thereunder.

     Accordingly, the New Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

     1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Credit Documents. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Documents, including without limitation (i) all of the representations and warranties of the Borrowers set forth in Article III of the Credit Agreement and (ii) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement. Without limiting the generality of the foregoing terms of this Paragraph 1, the New Subsidiary hereby, jointly and severally together with the other Guarantors, guarantees to each Lender, the Administrative Agent, the Swingline Lender and the Issuing Lender the prompt payment and performance of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof and agrees that if any of such Credit Party Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the New Subsidiary will, jointly and severally together with the other Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

     2. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the obligations of an "Obligor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this Paragraph 2, the New Subsidiary hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of the New Subsidiary in and to the Collateral (as such term is defined in the Security Agreement) of the New Subsidiary.

     3. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Pledge Agreement, and shall have all the obligations of a "Pledgor" thereunder as if it had executed the Pledge Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this Paragraph 3, the New Subsidiary hereby pledges and assigns to the Administrative Agent, for the benefit of the Lenders, and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the New Subsidiary in and to Pledged Capital Stock (as such term is defined in the Pledge Agreement) and the other Pledged Collateral (as such term is defined in the Pledge Agreement).

     4. The New Subsidiary acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Security Document and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement and the Security Documents are hereby amended (to the extent permitted under the Credit Agreement or Security Documents) to provide the information shown on the attached Schedule A.

     5. The Borrower confirms that all of its obligations under the Credit Documents are, and upon the New Subsidiary becoming a Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the New Subsidiary becoming a Guarantor the term "Credit Party Obligations," as used in the Credit Agreement, shall include all obligations of such New Subsidiary under the Credit Agreement and under each other Credit Document.

     6. The New Subsidiary hereby agrees that upon becoming a Guarantor it will assume all Credit Party Obligations of a Guarantor as set forth in the Credit Agreement.

     7. Each of the Credit Parties and the New Subsidiary agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement.

     8. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

     9. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York. The Borrower and the New Subsidiary agree that Sections 5-1401 and 5-1402 of the General Obligations law of the State of New York shall apply to this Agreement.

     IN WITNESS WHEREOF, each of the Credit Parties and the New Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                          THE PANTRY, INC.

                          By:
                             ------------------------------------------
                          Name:
                               ----------------------------------------
                          Title:
                                ---------------------------------------


                          [NEW SUBSIDIARY]

                          By:
                             ------------------------------------------
                          Name:
                               ----------------------------------------
                          Title:
                                ---------------------------------------


                          Acknowledged and accepted:

                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                          as Administrative Agent

                          By:
                             ------------------------------------------
                          Name:
                               ----------------------------------------
                          Title:
                                ---------------------------------------

                                   SCHEDULE A
                                       to
                                Joinder Agreement

                          Schedules to Credit Agreement

SCHEDULE 6.1

                                  INDEBTEDNESS

                                                                                      FINAL
DESCRIPTION                                    ISSUER               PAYEE          PAYMENT DATE         BALANCE
-------------------------------------     -----------------    ----------------    -------------    ----------------
                                                                                                       (in '000's)
10.25% Senior Subordinated Notes          The Pantry, Inc.     Various             10/07            $        200,000

Note Payable re: Property Purchased       The Pantry, Inc.     Jack Roten          12/05                          79

Note Payable re: Property Purchased       The Pantry, Inc.     Jack Wood           07/04                          37

Vehicle Financing                         The Pantry, Inc.     Ford Motor          04/04                          14
                                                               Credit
                                                                                                    ----------------
                                                                                                    $        200,130
                                                                                                    ----------------

                                  SCHEDULE 6.2

                                      LIENS

       Debtor                 Jurisdiction                                 Liens
--------------------------------------------------------------------------------------------------------
The Pantry, Inc.       Delaware Secretary of State  1.  File No.: 9737497
                                                        File Date: 11/4/1997
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *continuation filed 11/4/1997

                                                    2.  File No.: 9906644
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 21473507
                                                        File Date: 5/20/2002
                                                        Secured Party: Voicestream Wireless Corp.
                                                        Collateral: BLANKET LIEN/3/

                                                    4.  File No.: 21975915
                                                        File Date: 7/23/2002
                                                        Secured Party: Diamond Lease U.S.A., Inc.
                                                        Collateral: Specific Equipment

                                                    5.  File No.: 22525727
                                                        File Date: 9/30/2002
                                                        Secured Party: Great America Leasing Corporation
                                                        Collateral: Specific Equipment

                                                    6.  File No.: 30296338
                                                        File Date: 2/3/2003
                                                        Secured Party: Great America Leasing Corporation
                                                        Collateral: Specific Equipment

                                                    7.  File No.: 30331481
                                                        File Date: 2/6/2003
                                                        Secured Party: Xerox Capital Services LLC
                                                        Collateral: Specific equipment
--------------------------------------------------------------------------------------------------------
                       Florida Secretary of State   1.  File No.: 980000152646
                                                        File Date: 7/10/1998
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

----------
/3/ To be subordinated to the security interest of the Lenders pursuant to a post-closing covenant.

                                                    2.  File No.: 990000031154
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 200000272128
                                                        File Date: 12/1/2000
                                                        Secured Party: Sierracities.com Inc.
                                                        Collateral: Specific Equipment/4/

--------------------------------------------------------------------------------------------------------
                       Georgia Central Filing       1.  File No.: 036-1999-001232
                       Office                           File Date: 8/26/1999
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Columbia County) BLANKET LIEN

                                                    2.  File No.: 036-1999-001233
                                                        File Date: 8/26/1999
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Columbia County) BLANKET LIEN

                                                    3.  File No.: 121-1999-003275
                                                        File Date: 8/27/1999
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    4.  File No.: 121-1999-003404
                                                        File Date: 8/31/1999
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    5.  File No.: 007-2000-005137
                                                        File Date: 5/4/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    6.  File No.: 068-2000-000792
                                                        File Date: 5/4/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Habersham County) BLANKET LIEN

                                                    7.  File No.: 029-2000-000684
                                                        File Date: 5/4/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    8.  File No.: 069-2000-002025
                                                        File Date: 5/4/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

----------
/4/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

                                                    9.  File No.: 076-2000-001381
                                                        File Date: 5/4/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Houston County) BLANKET LIEN

                                                    10. File No.: 126-2000-000876
                                                        File Date: 5/4/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Spalding County) BLANKET LIEN

                                                    11. File No.: 095-2000-000382
                                                        File Date: 5/4/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Madison County) BLANKET LIEN

                                                    12. File No.: 075-2000-000538
                                                        File Date: 5/4/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Jackson County) BLANKET LIEN

                                                    13. File No.: 075-2000-000836
                                                        File Date: 5/4/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Henry County) BLANKET LIEN

                                                    14. File No.: 007-2000-005234
                                                        File Date: 5/5/2000
                                                        Secured Pty: Sierracities.com
                                                        Collateral: Specific Equipment/5/

                                                    15. File No.: 154-2000-000343
                                                        File Date: 5/5/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (White County) BLANKET LIEN

                                                    16. File No.: 042-2000-000278
                                                        File Date: 5/5/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Dawson County) BLANKET LIEN

                                                    17. File No.: 147-2000-000536
                                                        File Date: 5/5/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Walton County) BLANKET LIEN

----------
/5/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

                                                    18. File No.: 067-2000-005010
                                                        File Date: 5/5/2000
                                                        Secured Pty: First Union National Bank
                                                        Collateral: (Gwinnett County) BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Indiana Secretary of State   1.  File No.: 2238610
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Kentucky Secretary of State  1.  File No.: 1600198
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 1604098
                                                        File Date: 7/21/2000
                                                        Secured Party: Parrot Ice Financial, Inc.
                                                        Collateral: Specific Equipment
                                                        *Assigned to Sierracities.com Inc. on 8/8/2000
--------------------------------------------------------------------------------------------------------
                       Louisiana Central Filing     1.  File No.:     33-145663 (Madison)
                        Office                          File Date:    3/13/01
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     34-101739 (Morehouse)
                                                        File Date:    3/13/01
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    3.  File No.:     37-101209 (Ouchita)
                                                        File Date:    3/13/01
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    4.  File No.:     53-24395 (Tangipahoa)
                                                        File Date:    3/14/01
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Mississippi Secretary of     1.  File No.:     01454747
                        State                           File Date:    8/9/00
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Forest Co., MS               8.  File No.: 90171
                                                        File Date: 8/9/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    9.  File No.: 94104
                                                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Hancock Co., MS              1.  File No.: 312-2001
                                                        File Date: 2/7/2001
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                       Harrison Co., MS (1st        1.  File No.: 005802
                        District)                       File Date: 8/29/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 001800
                                                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Harrison Co., MS (2nd        1.  File No.: 00-2571
                        District)                       File Date: 8/11/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 01-357
                                                        File Date: 2/6/2001
                                                        Secured Party: First Union
                                                        National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Hinds Co., MS (2nd           1.  File No.: 034948
                        District)                       File Date: 10/16/02
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Jackson Co., MS              1.  File No.: 002991
                                                        File Date: 8/10/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 011054
                                                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Jones Co., MS (2nd           1.  File No.: 109,846
                        District)                       File Date: 8/11/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 111,787
                                                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Lamar Co., MS                1.  File No.: 9-37792
                                                        File Date: 8/9/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 9-39075
                                                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Lauderdale Co., MS           1.  File No.: 6792-00
                                                        File Date: 8/9/00
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 01959
                                                        File Date: 3/29/01
                                                        Secured Pty: First Sierra Financial, Inc.
                                                        GE Capital Business Asset Funding (assignee)
                                                        Collateral: Specific Equipment/6/
--------------------------------------------------------------------------------------------------------
                       Marion Co., MS               1.  File No.: 02186
                                                        File Date: 8/9/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Pearl River Co., MS          1.  File No.: 083015
                                                        File Date: 8/14/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 085010
                                                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Perry Co., MS                1.  File No.: 00-08-0760
                                                        File Date: 8/9/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 01-03-1443
                                                        File Date: 1/3/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Rankin Co., MS               1.  File No.: 00-000-3740
                                                        File Date: 10/10/00
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Scott Co., MS                1.  File No.: 081431
                                                        File Date: 10/10/00
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Stone Co., MS                1.  File No.: 23565
                                                        File Date: 8/10/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 24041
                                                        File Date: 4/4/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------

----------
/6/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

                       Warren Co., MS               1.  File No.: 18900
                                                        File Date: 2/7/01
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Washington Co., MS           1.  File No.: 20110808
                                                        File Date: 2/7/01
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Yazoo Co., MS                1.  File No.: 62580
                                                        File Date: 2/7/2001
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       North Carolina Secretary     1.  File No.: 19980044343
                        of State                        File Date: 7/10/1998
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *Partial Release filed 7/20/2000
                                                        #20000072563

                                                    2.  File No.: 19980044344
                                                        File Date: 7/10/1998
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *Partial Release filed 7/20/2000
                                                        #20000072564

                                                    3.  File No.: 19980044345
                                                        File Date: 7/10/1998
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *Partial Release filed 7/20/2000
                                                        #20000072565

                                                    4.  File No.: 19980046730
                                                        File Date: 7/17/1998
                                                        Secured Party: Superior Coffee and Foods
                                                        Company
                                                        Collateral: Specific Equipment

                                                    5.  File No.: 19980046731
                                                        File Date: 7/17/1998
                                                        Secured Party: Superior Coffee and Foods
                                                        Company
                                                        Collateral: Specific Equipment

                                                    6.  File No.: 19980087092
                                                        File Date: 11/18/1998
                                                        Secured Party: Brunswick Electric
                                                        Membership Corp.
                                                        Collateral: Specific Equipment

                                                    7.  File No.: 19990012923
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *Partial Release filed 7/20/2000
                                                        #20000072566

                                                    8.  File No.: 19990026151
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *Partial Release filed 7/20/2000
                                                        #20000072567

                                                    9.  File No.: 20000004017
                                                        File Date: 1/11/2000
                                                        Secured Party: Norwest Financial Leasing
                                                        Collateral: Specific Equipment

                                                    10. File No.: 20000030567
                                                        File Date: 3/24/2000
                                                        Secured Party: Pitney Bowes Credit
                                                        Corporation
                                                        Collateral: Specific Equipment

                                                    11. File No.: 20000074485
                                                        File Date: 7/25/2000
                                                        Secured Party: IBM Credit Corporation
                                                        Collateral: Specific Equipment

                                                    12. File No.: 20000074883
                                                        File Date: 7/26/2000
                                                        Secured Party: SierraCities.com Inc.
                                                        Collateral: Specific Equipment
                                                        *Assignment to General Electric Capital
                                                        Business Asset Funding Corporation
                                                        #20000079546 8/8/2000

                                                    13. File No.: 20010013452
                                                        File Date: 2/7/2001
                                                        Secured Party: IBM Credit Corporation
                                                        Collateral: Specific Equipment

                                                    14. File No.: 20010027858
                                                        File Date: 3/20/2001
                                                        Secured Party: First Sierra Financial Inc.
                                                        Collateral: Specific Equipment/7/

                                                    15. File No.: 20010503617H
                                                        File Date: 7/24/2001
                                                        Secured Party: SierraCities.com Inc.
                                                        Collateral: Specific Equipment/8/

----------
/7/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/8/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

                                                    16. File No.: 20010521507J
                                                        File Date: 9/11/2001
                                                        Secured Party: SierraCities.com Inc.
                                                        Collateral: Specific Equipment/9/

                                                    17. File No.: 20010530188K
                                                        File Date: 10/2/2001
                                                        Secured Party: VoiceStream Wireless Corp.
                                                        Collateral: BLANK LIEN/10/

                                                    18. File No.: 20010546419L
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/11/

                                                    19. File No.: 20010546422C
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/12/

----------
/9/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/10/ To be subordinated to the security interest of the Lenders pursuant to a post-closing covenant.

/11/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/12/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/13/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/14/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/15/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/16/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/17/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/18/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/19/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/20/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

/21/ Collateral description to be amended to the extent necessary to clarify that the applicable security interest is limited to specific leased equipment.

                                                    20. File No.: 20010546423E
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/13/

                                                    21. File No.: 20010546450A
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/14/

                                                    22. File No.: 20010546451B
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/15/

                                                    23. File No.: 20010546456H
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/16/

                                                    24. File No.: 20010546457J
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/17/

                                                    25. File No.: 20010546458K
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/18/

                                                    26. File No.: 20010546459L
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/19/

                                                    27. File No.: 20010546461B
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/20/

                                                    28. File No.: 20010546463E
                                                        File Date: 11/14/2001
                                                        Secured Party: First Sierra Financial, Inc.
                                                        Collateral: Specific Equipment/21/
--------------------------------------------------------------------------------------------------------
                       Alamance Co., NC             1.  File No.: 99-0259
                                                        File Date: 2/9/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 99-0484 File
                                                        Date: 3/18/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 01548 File
                                                        Date: 7/26/00 Secured
                                                        Pty: Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral: Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Alleghany Co., NC            1.  File No.: 99-38
                                                        File Date: 2/9/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Avery Co., NC                1.  File No.: 99-32
                                                        File Date: 2/9/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Bladen Co., NC               1.  File No.: 99-183
                                                        File Date: 3/18/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Brunswick Co., NC            1.  File No.: 99-192
                                                        File Date: 2/9/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Burke Co., NC                1.  File No.: 99-186
                                                        File Date: 2/9/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 00-892
                                                        File Date: 7/26/00
                                                        Secured Pty: Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral: Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/8/00
--------------------------------------------------------------------------------------------------------
                       Carteret Co., NC             1.  File No.: 99-157
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 99-292
                                                        File Date: 3/18/1999 Secured
                                                        Party: First Union
                                                        National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Catawba Co., NC              1.  File No.: 990390
                                                        File Date: 2/10/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Chatham Co., NC              1.  File No.: 9900132
                                                        File Date: 2/9/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 9900252
                                                        File Date: 3/18/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 0000822
                                                        File Date: 7/26/00
                                                        Secured Pty: Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral: Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Chowan Co., NC               1.  File No.: 99-144
                                                        File Date: 3/18/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Cleveland Co., NC            1.  File No.: 99-158
                                                        File Date: 2/9/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Columbus Co., NC             1.  File No.: 99-175
                                                        File Date: 2/9/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 99-332
                                                        File Date: 3/18/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 00-891
                                                        File Date: 7/26/00
                                                        Secured Pty: Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral: Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Craven Co., NC               1.  File No.: 990197
                                                        File Date: 2/12/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 990429
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Cumberland Co., NC           1.  File No.: 99-727
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 99-1454
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 00-3565
                                                        File Date: 7/26/2000
                                                        Secured Party: Parrot Ice Financial, Inc.
                                                        Collateral: Specific Equipment
                                                        *Total Assignment to SierraCities.com Inc.
                                                        #003810 8/4/2000
--------------------------------------------------------------------------------------------------------
                       Davidson Co., NC             1.  File No.: 99-415
                                                        File Date: 2/10/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Duplin Co., NC               1.  File No.: 99-0532
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 2000-1419
                                                        File Date: 7/26/2000
                                                        Secured Party: General Electric Capital
                                                        Business Asset Funding Corporation
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Durham Co., NC               1.  File No.: 99-298
                                                        File Date: 2/9/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 99-600
                                                        File Date: 3/18/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 200001507
                                                        File Date: 7/26/00
                                                        Secured Pty: Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral: Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/8/00
--------------------------------------------------------------------------------------------------------
                       Edge Combe Co., NC           1.  File No.: 99-0559
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 2000-1699
                                                        File Date: 7/26/2000
                                                        Secured Party: General Electric Capital
                                                        Business Asset Funding Corporation
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Forsyth Co., NC              1.  File No.: 229860
                                                        File Date: 2/9/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 230313
                                                        File Date: 3/18/99
                                                        Secured Pty: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 236243
                                                        File Date: 7/26/00
                                                        Secured Pty: Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral: Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/8/00
--------------------------------------------------------------------------------------------------------
                       Gaston Co., NC               1.  File No.:     99-254
                                                        File Date:    2/12/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Guilford Co., NC             1.  File No.: 483462
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 484532
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 499264
                                                        File Date: 8/18/2000
                                                        Secured Party: General Electric Capital
                                                        Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Harnett Co., NC              1.  File No.:     990328
                                                        File Date:    2/10/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     2000-1448
                                                        File Date:    2/26/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Hertford Co., NC             1.  File No.:     99-239
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Hoke Co., NC                 1.  File No.: 99-52
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Iredell Co., NC              1.  File No.:     99-264
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     99-515
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    3.  File No.:     00-1421
                                                        File Date:    7/26/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Johnston Co., NC             1.  File No.:     99-0373
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     99-745
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    3.  File No.:     2000-2524
                                                        File Date:    7/26/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Lee Co., NC                  1.  File No.:     99-209
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     99-433
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    3.  File No.:     00-1181
                                                        File Date:    7/26/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Lenoir Co., NC               1.  File No.: 99-0291
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 99-0524
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Mecklenburg Co., NC          1.  File No.:     1215
                                                        File Date:    2/10/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     200006623
                                                        File Date:    7/26/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 9/16/00
--------------------------------------------------------------------------------------------------------
                       Moore Co., NC                1.  File No.:     99-245
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     99-498
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Nash Co., NC                 1.  File No.: 99-691
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 001848
                                                        File Date: 7/27/2000
                                                        Secured Party: General Electric Capital
                                                        Business Asset Funding Corporation
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       New Hanover Co., NC          1.  File No.:     00B-0992
                                                        File Date:    7/26/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/8/00
--------------------------------------------------------------------------------------------------------
                       Onslow Co., NC               1.  File No.: 99-000429
                                                        File Date: 2/8/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 2000-1768
                                                        File Date: 7/27/2000
                                                        Secured Party: General Electric Capital
                                                        Business Asset Funding Corporation
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Orange Co., NC               1.  File No.:     99-181
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     99-370
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    3.  File No.:     2000-933
                                                        File Date:    7/26/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.

                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Pasqutank Co., NC            1.  File No.:     38471
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Pitt Co., NC                 1.  File No.: 990378
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 0000-3036
                                                        File Date: 8/21/2000
                                                        Secured Party: General Electric Business
                                                        Asset Funding Corporation
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Randolph Co., NC             1.  File No.:     99-1863
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Richmond Co., NC             1.  File No.:     99-82
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     200906
                                                        File Date:    7/26/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Robeson Co., NC              1.  File No.:     99-761
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     00-2238
                                                        File Date:    8/8/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 10/17/00
--------------------------------------------------------------------------------------------------------
                       Rockingham Co., NC           1.  File No.: 99-197
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Rowan Co., NC                1.  File No.:     990146
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     990284
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    3.  File No.:     2000-1420
                                                        File Date:    7/26/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Sampson Co., NC              1.  File No.: 99-401
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Stokes Co., NC               1.  File No.: 99-87
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 99-0194
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Union Co., NC                1.  File No.:     9900706
                                                        File Date:    3/19/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wake Co., NC                 1.  File No.:     99000982
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     99002090
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    3.  File No.:     00005296
                                                        File Date:    7/26/00
                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Watauga Co., NC              1.  File No.:     99-80
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN

                                                    2.  File No.:     00-478
                                                        File Date:    7/26/00

                                                        Secured Pty:  Parrot Ice Financial, Inc.
                                                        SierraCities.com Inc. (as Assignee)
                                                        Collateral:   Specific Equipment
                                                        Assignment to General Electric Capital
                                                    Business Asset Funding Corporation filed 8/7/00
--------------------------------------------------------------------------------------------------------
                       Wayne Co., NC                1.  File No.: 1999-0379
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 2000-1974
                                                        File Date: 7/26/2000
                                                        Secured Party: General Electric Capital
                                                        Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Wilkes Co., NC               1.  File No.:     99-309
                                                        File Date:    3/18/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wilson Co., NC               1.  File No.: 99-0189
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 99-0355
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 000-0840
                                                        File Date: 7/26/2000
                                                        Secured Party: General Electric Capital
                                                        Business Asset Funding Corporation
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       South Carolina Secretary     1.  File No.: 145056A
                        of State                        File Date: 7/10/1998
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 132334A
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 125212A
                                                        File Date: 8/26/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    4.  File No.: 125319A
                                                        File Date: 8/26/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    5.  File No.: 114732A
                                                        File Date: 7/21/2000

                                                        Secured Party: Parrot Ice Financial, Inc.
                                                        Collateral: Specific Equipment
                                                        *Assigned to SierraCities.com Inc. #000815-
                                                        111445A 8/15/2000
--------------------------------------------------------------------------------------------------------
                       Tennessee Secretary of       1.  File No.: 972-078920
                        State                           File Date: 10/8/1997
                                                        Secured Party: Hardin's-Sysco Food Services,
                                                        Inc.
                                                        Collateral: Specific Equipment

                                                    2.  File No.: 992-008984
                                                        File Date: 2/17/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 100-000522
                                                        File Date: 7/25/2000
                                                        Secured Party: SierraCities.com Inc.
                                                        Collateral: Specific Equipment
                                                        *Assigned to General Electric Capital Business
                                                        Asset Funding Corporation #200-031754
                                                        8/11/2000
--------------------------------------------------------------------------------------------------------
                       Virginia Secretary of        1.  File No.: 9807107803
                        Commonwealth                    File Date: 7/10/1998
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 9902097821
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 9902107815
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    4.  File No.: 9903187871
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Nottowqay Co., VA            1.  File No.: 99-060
                                                        File Date: 3/19/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Pittsylvania Co., VA         1.  File No.: 01 084
                                                        File Date: 2/1/2001
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Shenandoah Co., VA           1.  File No.: 99-000058
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
R & H Maxxon,          South Carolina Secretary     1.  File No.: 1113135
Incorporated           of State                         File Date: 6/12/2002
                                                        Secured Party: First Union National Bank

                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
Kangaroo, Inc.         Georgia Central Filing       1.  File No.: 069-1998-001225
                       Office                           File Date: 3/19/1998
                                                        Secured Party: Mellon First United Leasing
                                                        Collateral: Specific Equipment

                                                    2.  File No.: 007-2000-009587
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Barrow County)

                                                    3.  File No.: 016-2000-001662
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Bulloch County)

                                                    4.  File No.: 029-2000-001305
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Clarke County)

                                                    5.  File No.: 042-1000-000465
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Dawson County)

                                                    6.  File No.: 075-2000-001540
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Henry County)

                                                    7.  File No.: 078-2000-000909
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Jackson County)

                                                    8.  File No.: 126-2000-001627
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Spalding County)

                                                    9.  File No.: 154-2000-000622
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (White County)

                                                    10. File No.: 147-2000-000931
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Walton County)

                                                    11. File No.: 095-2000-000741
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Madison County)

                                                    12. File No.: 076-2000-002570
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Houston County)

                                                    13. File No.: 069-2000-003667
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Hall County)

                                                    14. File No.: 068-2000-001590
                                                        File Date: 8/15/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Habersham County)

                                                    15. File No.: 067-2000-009265
                                                        File Date: 8/16/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN (Gwinnett County)
--------------------------------------------------------------------------------------------------------
                       North Carolina Secretary     1.  File No.: 20000081779
                       of State                         File Date: 8/14/2000
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
Smokers Express        Florida Secretary of State   1.  File No.: 990000031154
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       North Carolina Secretary     1.  File No.: 19990012923
                       of State                         File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *Partial Release #20000072566 4/5/2000
--------------------------------------------------------------------------------------------------------
                       Chattam Co., NC              1.  File No.: 9900132
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Columbus Co., NC             1.  File No.: 99-175
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Cumberland Co., NC           1.  File No.: 99-727
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Durham Co., NC               1.  File No.: 99-298
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Guilford Co., NC             1.  File No.: 483462
                                                        File Date: 2/9/1999

                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Lee Co., NC                  1.  File No.: 99-209
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Moore Co., NC                1.  File No.: 99-245
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Nash Co., NC                 1.  File No.: 99-691
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       New Hanover Co., NC          1.  File No.: 99A475
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Pitt Co., NC                 1.  File No.: 990378
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wake Co., NC                 1.  File No.: 99000982
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wayne Co., NC                1.  File No.: 1999-0379
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       South Carolina Secretary     1.  File No.: 132334a
                       of State                         File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
Quick Stop             North Carolina Secretary     1.  File No.: 19980044344
                       of State                         File Date: 7/10/1998
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *Partial Release #20000072564 7/20/2000

                                                    2.  File No.: 19990029947
                                                        File Date: 3/26/1999
                                                        Secured Party: ORIX Credit Alliance Inc.
                                                        Collateral: Lease
--------------------------------------------------------------------------------------------------------
                       Brunswick Co., NC            1.  File No.:     99-192
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Cabbarus Co., NC             1.  File No.:     990390
                                                        File Date:    2/10/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Catawba Co., NC              1.  File No.: 990390
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank

                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Cumberland Co., NC           1.  File No.:     99-727
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Harnett Co., NC              1.  File No.:     990328
                                                        File Date:    2/10/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Hoke Co., NC                 1.  File No.:     99-52
                                                        File Date:    2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Iredell Co., NC              1.  File No.:     99-264
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Lee Co., NC                  1.  File No.:     99-209
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Moore Co., NC                1.  File No.:     99-245
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       New Hanover Co., NC          1.  File No.:     99A475
                                                        File Date:    2/9/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Union Co., NC                1.  File No.:     9900706
                                                        File Date:    3/19/99
                                                        Secured Pty:  First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       South Carolina Secretary     1.  File No.: 145056A
                       of State                         File Date: 7/10/1998
                                                        Secured Party: First Union National Bank
                                                        Collateral:   BLANKET LIEN
--------------------------------------------------------------------------------------------------------
Zip Mart               North Carolina Secretary     1.  File No.: 19980044345
                       of State                         File Date: 7/10/1998
                                                        Secured Party: First Union National Bank
                                                        Collateral:   BLANKET LIEN
                                                        *Partial Release #20000072565 7/20/2000

                                                    2.  File No.: 19990012923
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *Partial Release 20000072566 7/20/2000
--------------------------------------------------------------------------------------------------------
                       Durham Co., NC               1.  File No.: 99-298
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Johnston Co., NC             1.  File No.: 99-0373
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank

                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Lenior Co., NC               1.  File No.: 99-0291
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Nash Co., NC                 1.  File No.: 99-691
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Orange Co., NC               1.  File No.: 99-181
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Pitt Co., NC                 1.  File No.: 990378
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wake Co., NC                 1.  File No.: 99000982
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wayne Co., NC                1.  File No.: 379
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wilson Co., NC               1.  File No.: 99-0189
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Virginia Secretary of State  1.  File No.: 9807107803
                                                        File Date: 7/10/1998
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 9902097821
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    3.  File No.: 9902107815
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Greensville Co., VA          1.  File No.: 990021818
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN

                                                    2.  File No.: 990021854
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Halifax Co., VA              1.  File No.: 48670
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank

                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Hanover Co., VA              1.  File No.: 99-141
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Mecklenburg Co., VA          1.  File No.: 99-55
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Stafford Co., VA             1.  File No.: 990000167
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
Express Stop           North Carolina Secretary     1.  File Date: 19990012923
                       of State                         File No.: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *Partial Release filed #20000072566 4/5/2000
--------------------------------------------------------------------------------------------------------
                       Brunswick Co., NC            1.  File No.: 99-192
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Columbus Co., NC             1.  File No.: 99-175
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Cumberland Co., NC           1.  File No.: 00-727
                                                        File Date: 2/9/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       South Carolina Secretary     1.  File No.: 132334A
                       of State                         File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
Etna                   North Carolina Secretary     1.  File No.: 19990026151
                       of State                         File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
                                                        *Partial Release #20000072567 7/20/2000
--------------------------------------------------------------------------------------------------------
                       Alamance Co., NC             1.  File No.: 99-0484
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Beaufort Co., NC             1.  File No.: 990249
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Bladen Co., NC               1.  File No.: 99-183
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Carteret Co., NC             1.  File No.: 99-292
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------

                       Chatham Co., NC              1.  File No.: 9900252
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Columbus Co., NC             1.  File No.: 99-332
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Craven Co., NC               1.  File No.: 990429
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Cumberland Co., NC           1.  File No.: 99-1454
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Davidson Co., NC             1.  File No.: 99-849
                                                        File Date: 3/19/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Duplin Co., NC               1.  File No.: 99-0532
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Durham Co., NC               1.  File No.: 99-600
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Forsyth Co., NC              1.  File No.: 230313
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Guilford Co., NC             1.  File No.: 484532
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Hertford Co., NC             1.  File No.: 99-239
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Iredell Co., NC              1.  File No.: 99-515
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Johnston Co., NC             1.  File No.: 99-745
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Lenior Co., NC               1.  File No.: 99-0524
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Moore Co., NC                1.  File No.: 99-498
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank

                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Nash Co., NC                 1.  File No.: 99-691
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Orange Co., NC               1.  File No.: 99-370
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Pasquatank Co., NC           1.  File No.: 38471
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Randolph Co., NC             1.  File No.: 99-1863
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Rowan Co., NC                1.  File No.: 990284
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Stokes Co., NC               1.  File No.: 99-194
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wake Co., NC                 1.  File No.: 99002090
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wilkes Co., NC               1.  File No.: 99-309
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wilson Co., NC               1.  File No.: 99-0355
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Virginia Secretary of State  1.  File No.: 9903187871
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Nottoway Co., VA             1.  File No.: 99-060
                                                        File Date: 3/19/1999
                                                        Secured Party: First Union National bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Roanoke Co., VA              1.  File No.: 99-221
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Rockingham Co., VA           1.  File No.: 50357
                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Shenendoah Co., VA           1.  File No.: 99-000058

                                                        File Date: 3/18/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Wythe Co., VA                1.  File No.: 99-90
                                                        File Date: 3/31/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Forest Co., MS               1.  File No.: 94104
                                                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Harrison Co., MS (1st        1.  File No.: 01-1800
                       District)                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Jackson Co., MS              1.  File No.: 01-01054
                                                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Jones Co., MS (2nd           1.  File No.: 111,787
                       District)                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Lauderdale Co., MS           1.  File No.: 01959
                                                        File Date: 3/29/2001
                                                        Secured Party: GE Capital Business Assets Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
                       Stone Co., MS                1.  File No.: 24041
                                                        File Date: 4/4/2001
                                                        Secured Party: GE Capital Business Asset Funding
                                                        Collateral: Specific Equipment
--------------------------------------------------------------------------------------------------------
Depot                  South Carolina Secretary     1.  File No.: 125319A
                       of State                         File Date: 8/26/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Georgia Central Filing       1.  File No.: 1211999003404
                       Office                           File Date: 8/31/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
                       Warren Co., MS               1.  File No.: 14534
                                                        File Date: 7/16/1999
                                                        Secured Party: Central Products, Inc. dba
                                                        Central Restaurant Products
                                                        Collateral: Open Account
--------------------------------------------------------------------------------------------------------
Food Chief             South Carolina Secretary     1.  File No.: 125212A
                       of State                         File Date: 8/26/1999

                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
Handy Way              Florida Secretary of State   1.  File No.: 990000031149
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------
Sprint                 Florida Secretary of State   1.  File No.: 99000031146
                                                        File Date: 2/10/1999
                                                        Secured Party: First Union National Bank
                                                        Collateral: BLANKET LIEN
--------------------------------------------------------------------------------------------------------

                                  SCHEDULE 6.3

                                   INVESTMENTS

None.

                                  SCHEDULE 6.4

                             CONTINGENT OBLIGATIONS

The Borrower has the following Surety Bonds outstanding:

BOND #      OBLIGEE                         DESCRIPTION                             LIABILITY
            -------                         -----------                             ---------
45017967    Jefferson Energy Cooperative    Bond in Lieu of Deposit                 $     4,200.00
45017959    City of Rocky Mount             Bond in Lieu of Deposit Stores 3077,
                                            3078, 3080, 3081,                       $    32,400.00
45017922    City of Russellville            Electric Plant Board-Bond in Lieu of
                                            Deposit                                 $     5,000.00
45017658    Liberty Mutual Fire Insurance   Financial Guarantee Bond                $    57,735.00
45017644    US Dept of Agriculture          Food Stamp Bond                         $     1,000.00
45017663    US Dept of Agriculture          Food Stamp Bond                         $     1,000.00
45017660    US Dept of Agriculture          Food Stamp Bond                         $     1,000.00
45017662    US Dept of Agriculture          Food Stamp Bond                         $     1,000.00
45017661    US Dept of Agriculture          Food Stamp Bond                         $     1,000.00
45017962    Florida Dept of Revenue         Fuel Tax Bond                           $     5,000.00
45017766    State of VA                     Fuel Tax Bond                           $   300,000.00
45017767    State of Louisana               Fuel Tax Bond                           $    10,000.00
45017666    Florida Dept of Revenue         Fuel Tax Bond                           $   100,000.00
45017919    State of Delaware               Gasoline Tax Bond                       $     3,000.00
45034724    NC Dept of Trans of Highway     Highway Encroachment Bond               $     1,500.00
45034716    NC Dept of Trans of Highway     Highway Encroachment Bond               $     1,500.00
45034746    NC Dept of Trans of Highway     Highway Encroachment Bond               $     1,000.00
45034760    NC Dept of Trans of Highway     Highway Encroachment Bond               $     1,000.00
45034784    NC Dept of Trans of Highway     Highway Encroachment Bond               $     1,000.00
45017633    State of VA - DOT               Land Use Bond                           $     2,500.00
45017844    State of Florida Dot            Motor Carrier Bond                      $     7,000.00
45017937    State of Maryland               Motor Fuel Dealer Bond                  $    90,000.00
45017923    State of Georgia                Motor Fuel Distributor's Bond           $   110,000.00
45017966    State of NC                     Motor Fuel Tax                          $   250,000.00
45017984    State of S. Carolina            Motor Fuel Tax                          $ 2,000,000.00
45017996    Comm of Kentucky                Motor Fuels License Bond
                                            3084,3085,3087,3090,3096,3106           $   350,000.00
45034792    Town of Cary, NC                Perfomance Bond                         $    39,259.13
45017659    State of Tennessee              Petroleum Products and Alternative
                                            Fuels Bond                              $     3,000.00
45017957    State of Mississippi            Petroleum Products and Alternative
                                            Fuels Bond                              $   250,000.00
45017938    Santee Cooper S.C.              South Carolina Public
                                            Services-Utility Bond                   $   114,000.00
45017918    State of Delaware               Special Fuel Tax Bond                   $     5,000.00
45017835    State of Florida Dept of        Fuel Tax Bond
            Revenue                                                                 $   100,000.00
45017847    Tampa Electric                  Utility Service Guaranty Bond           $    12,000.00
45017675    Florida Power & Light           Utility Service Guaranty Bond           $   376,280.00
45017673    Withlacoochee River Electric    Utility Service Guaranty Bond           $    26,000.00
45017654    Central Georgia EMC             Utility Service Guaranty Bond           $     8,000.00
45017655    Water, Light & Gas              Utility Service Guaranty Bond           $     3,300.00
45017921    Murfreesboro Electric           Utility Service Guaranty Bond
            Department                                                              $     3,000.00
45017964    Southern Pine Electric          Utility Service Guaranty Bond           $    18,500.00
45017963    Pearl River Valley              Utility Service Guaranty Bond           $     9,150.00

45017958    Broad Power Electric Company    Utility Service Guaranty Bond           $     5,006.00
45034584    Georgia Power Company           Utility Service Guaranty Bond           $    35,000.00
45017622    Canton Municipal Utilities      Utility Service Guaranty Bond           $     9,000.00
45017623    Entergy Mississippi             Utility Service Guaranty Bond           $   126,530.00
45017635    Mississippi Valley Gas          Utility Service Guaranty Bond           $     2,300.00
45017688    State of Louisana               Utility Service Guaranty Bond           $    20,000.00
45017768    City of Vicksburg               Utility Service Guaranty Bond           $     3,600.00
45017802    Yazoo City Public Utility       Utility Service Guaranty Bond           $     6,000.00
45017803    Coast Electric Store#3463       Utility Service Guaranty Bond           $     3,000.00
45017804    Coast Electric Store#3465       Utility Service Guaranty Bond           $     4,000.00
45017805    Coast Electric Store#3466       Utility Service Guaranty Bond           $     4,000.00
45017806    Coast Electric Store#3458       Utility Service Guaranty Bond           $     4,000.00
45017809    Entergy Louisiana               Utility Service Guaranty Bond           $    62,290.00
45017676    City of Leesburg                Utility Service Guaranty Bond           $     8,450.00
45017674    City of Jacksonville Beach      Utility Service Guaranty Bond           $    39,000.00
45017843    Florida Public Utilities        Utility Service Guaranty Bond           $    10,000.00
45017848    St Cloud Utility                Utility Service Guaranty Bond           $     3,000.00
45017956    Florida Power Corp              Utility Service Guaranty Bond           $   154,000.00
45017638    City of Williston               Utility Service Guaranty Bond           $     5,000.00
45017672    City of Green Cove Springs      Utility Service Guaranty Bond           $     6,210.00
45017671    Clay Electric Cooperative       Utility Service Guaranty Bond           $   101,400.00
45017670    City of Newberry                Utility Service Guaranty Bond           $     6,500.00
45017890    New Smyrna Beach                Utility Service Guaranty Bond           $     9,000.00
45034566    City of Orlando                 Utility Service Guaranty Bond           $     2,050.00
45017669    Sumter Electric                 Utility Service Guaranty Bond           $    33,000.00
                                                                                    $ 4,967,660.13

The Company has assigned the following leases:

    LOCATION               LEASE ASSIGNED TO
    --------               -----------------
St. Matthews, SC        Boxley Enterprises, Inc.
Gainesville, GA         Ranajung Sahni
Hiram, GA               Hollis Petroleum, LLC
Deland, FL              Al Jamal
Orlando, FL             Boxley Enterprises, Inc.

                                 SCHEDULE 6.8-1

                    EXISTING SALE AND LEASE-BACK TRANSACTIONS

STORE #    DATE         LESSOR/AMOUNT
-------    ----         -------------
#855       10/31/97     Harold Chastain - $650,000
#861       11/14/97     Harold Chastain - $1,000,000
#872       11/24/97     Margaret Heagerty - $633,109
#1301      3/7/99       Realty Income Corporation - $1,359,977.50
#1302      3/7/99       Realty Income Corporation - $1,054,957.63
#1303      3/7/99       Realty Income Corporation - $1,016,559.99
#1304      3/7/99       Realty Income Corporation - $972,897.77
#1306      3/7/99       Realty Income Corporation - $850,435.12
#1307      3/7/99       Realty Income Corporation - $880,231.92
#1310      3/7/99       Realty Income Corporation - $1,321,662.70
#1320      3/7/99       Realty Income Corporation - $869,930.62
#1321      3/7/99       Realty Income Corporation - $818,346.75
#3243      7/22/99      Realty Income Corporation - $800,000
#3244      7/22/99      Realty Income Corporation - $750,000
#3245      7/22/99      Realty Income Corporation - $950,000
#3248      7/22/99      Realty Income Corporation - $800,000
#3249      7/22/99      Realty Income Corporation - $850,000
#3250      7/22/99      Realty Income Corporation - $1,000,000
#3252      7/22/99      Realty Income Corporation - $900,000
#3253      7/22/99      Realty Income Corporation - $800,000
#3254      7/22/99      Realty Income Corporation - $1,200,000
#3256      7/22/99      Realty Income Corporation - $700,000
#3257      7/22/99      Realty Income Corporation - $925,000
#3258      7/22/99      Realty Income Corporation - $700,000
#3261      7/22/99      Realty Income Corporation - $1,000,000
#3262      7/22/99      Realty Income Corporation - $875,000
#3263      7/22/99      Realty Income Corporation - $1,100,000
#3264      7/22/99      Realty Income Corporation - $900,000
#3266      7/22/99      Realty Income Corporation - $600,000
#3267      7/22/99      Realty Income Corporation - $1,100,000
#3270      7/22/99      Realty Income Corporation - $650,000
#3271      7/22/99      Realty Income Corporation - $500,000
#3272      7/22/99      Realty Income Corporation - $1,100,000
#3273      7/22/99      Realty Income Corporation - $1,200,000
#3275      7/22/99      Realty Income Corporation - $850,000
#3276      7/22/99      Realty Income Corporation - $900,000
#3277      7/22/99      Realty Income Corporation - $850,000
#3280      7/22/99      Realty Income Corporation - $900,000
#3281      7/22/99      Realty Income Corporation - $700,000
#3282      7/22/99      Realty Income Corporation - $800,000
#3284      7/22/99      Realty Income Corporation - $1,100,000

#3285      7/22/99      Realty Income Corporation - $1,250,000
#3286      7/22/99      Realty Income Corporation - $1,100,000
#3289      7/22/99      Realty Income Corporation - $1,100,000
#3290      7/22/99      Realty Income Corporation - $900,000
#3356      2/1/00       K. Martin Waters, Jr. - $648,140
#3357      2/1/00       K. Martin Waters, Jr. - $596,075
#3358      2/1/00       K. Martin Waters, Jr. - $585,957
#3359      2/1/00       K. Martin Waters, Jr. - $546,260
#3354      4/1/00       SMCO, LLC - $1,200,000
#3314      5/8/00       Highland Park/Athens-Gainesville, LLC - $900,000
#3346      5/8/00       Highland Park/Athens-Gainesville, LLC - $1,500,000
#3322      6/1/00       MWH Properties, LLC - $1,200,000
#3350      6/1/00       MWH Properties, LLC - $1,000,000
#3377      7/21/00      1B Regency Parkway, LLC (Hilton Head, SC) - $800,000
#941       8/22/00      Rachel, LLC - $907,000
#3419      11/20/00     Waters Investments, Inc. - $500,000
#3442      12/21/00     M. K., LLC (Durham, NC) - $1,400,000
#3440      12/21/00     Petroleum Realty VI, LLC - $400,000
#3443      12/21/00     Petroleum Realty VI, LLC - $1,050,000
#3444      12/21/00     Petroleum Realty VI, LLC - $950,000
#3445      12/21/00     Petroleum Realty VI, LLC - $1,280,000
#3446      12/21/00     Petroleum Realty VI, LLC - $1,230,000
#3447      12/21/00     Petroleum Realty VI, LLC - $1,280,000
#3448      12/21/00     Petroleum Realty VI, LLC - $780,000
#3449      12/21/00     Petroleum Realty VI, LLC - $750,000
#3450      12/21/00     Petroleum Realty VI, LLC - $1,040,000
#3452      12/21/00     Petroleum Realty VI, LLC - $1,110,000
#3453      12/21/00     Petroleum Realty VI, LLC - $990,000
#3454      12/21/00     Petroleum Realty VI, LLC - $1,110,000
#3455      12/21/00     Petroleum Realty VI, LLC - $1,060,000
#3456      12/21/00     Petroleum Realty VI, LLC - $1,150,000
#3458      12/21/00     Petroleum Realty VI, LLC - $950,000
#3459      12/21/00     Petroleum Realty VI, LLC - $1,080,000
#3460      12/21/00     Petroleum Realty VI, LLC - $1,090,000
#3461      12/21/00     Petroleum Realty VI, LLC - $1,060,000
#3463      12/21/00     Petroleum Realty VI, LLC - $580,000
#3465      12/21/00     Petroleum Realty VI, LLC - $1,180,000
#3466      12/21/00     Petroleum Realty VI, LLC - $1,390,000
#3467      12/21/00     Petroleum Realty VI, LLC - $1,080,000
#3468      12/21/00     Petroleum Realty VI, LLC - $1,660,000
#3474      01/25/01     Realty Income Corporation - $1,200,000
#3480      01/25/01     Realty Income Corporation - $900,000
#3469      06/14/01     Carolina Magee, LLC - $1,400,000
#3355      01/24/02     LRD, LLC, Kingfisher Investments LLC, and Beach
                        Brothers, LLC - $1,333,500
#3438      03/13/02     Oates Oil Company - $2,067,025

#3439      08/21/02     Oates Oil Company - $1,465,173
#6278      11/14/02     Shirley & James Andrews - $1,200,000

                                 SCHEDULE 6.8-2

                    PERMITTED SALE AND LEASE-BACK PROPERTIES

                              EXPECTED
STORE #    BOOK VALUE      REIMBURSEMENTS
   1142      359,691.30        800,000.00
   6293    1,766,107.19      1,800,000.00

                                  SCHEDULE 9.2

                            LENDERS' LENDING OFFICES

           Credit Contact                          Operations Contact

Wachovia Bank, National Association      Wachovia Bank, National Association
One Wachovia Center, TW-6                Charlotte Plaza
Charlotte, North Carolina  28288-0479    201 South College Street, CP-23
Attention:  Mr. Douglas Boothe           Charlotte, North Carolina  28288-0680
Telephone:  (704) 383-7553               Attention:  Syndication Agency Services
Facsimile:  (704) 374-6537               Telephone:  (704) 383-3721
                                         Facsimile:  (704) 383-0288

Wells Fargo Bank, N.A.                   Wells Fargo Bank, N.A.
333 S. Grand Avenue                      201 Third Street
9th Floor                                MAC A0187-081
Los Angeles, California 90071            San Francisco, California 94105
Attention:  Michael St. Geme             Attention:  Teresa Leung
Telephone:  (213) 253-7304               Telephone:  (415) 477-5424
Facsimile:  (213) 253-9694               Facsimile:  (415) 979-0675

Credit Industriel et Commercial          Credit Industriel et Commercial
520 Madison Avenue                       520 Madison Avenue
37th Floor                               37th Floor
New York, New York 10022                 New York, New York 10022
Attention:  Anthony Rock                 Attention:
Telephone:  (212) 715-4666               Telephone:  (212) 715-4541
Facsimile:  (212) 715-4535               Facsimile:  (212) 715-4477

Smoky River CDO, L.P.                    Smoky River CDO, L.P.
RBC Leveraged Capital                    JP Morgan Chase
One Liberty Plaza                        600 Travis Street
165 Broadway, 5th Floor                  Houston, TX 77002
New York, NY 10006                       Attention: Erica Lisbon
Attention:  Melissa Marano               Phone:  (713) 216-3599
Phone:  (212) 858-8320                   Fax: (713) 216-6848
Fax:  (212) 858-8384

                                 SCHEDULE 9.6(c)

                     FORM OF COMMITMENT TRANSFER SUPPLEMENT

                         COMMITMENT TRANSFER SUPPLEMENT

        Reference is made to the Amended and Restated Credit Agreement, dated as of April __, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among The Pantry, Inc. (the "Borrower"), the Domestic Subsidiaries of the Borrower from time to time party thereto (individually a "Guarantor" and collectively, the "Guarantors"), the Lenders from time to time party thereto and Wachovia Bank, National Association, as administrative agent (the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        __________________________________ (the "Transferor Lender") and
_________________________ (the "Purchasing Lender") agree as follows:

        1. The Transferor Lender hereby irrevocably sells and assigns to the Purchasing Lender without recourse to the Transferor Lender, and the Purchasing Lender hereby irrevocably purchases and assumes from the Transferor Lender without recourse to the Transferor Lender, as of the Transfer Effective Date (as defined below), in and to the Transferor Lender's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 attached hereto (individually an "Assigned Facility" and collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on such Schedule 1 (collectively, the "Assigned Interest"), together with the Commitment Percentage corresponding to such principal amount.

        2. The Transferor Lender (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that the Transferor Lender is the legal and beneficial owner of the Assigned Interest and that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any Guarantor or any other obligor or the performance or observance by the Borrower, any Guarantor or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent exchange the attached Note(s) for new Note(s) payable to the Purchasing Lender and (ii) if the Transferor Lender has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Note(s) for new Note(s) payable to the Transferor Lender, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Transfer Effective Date).

        3. The Purchasing Lender (a) represents and warrants that it is legally authorized to enter into this Commitment Transfer Supplement; (b) confirms that it has received a copy of the

Credit Agreement, together with copies of the financial statements referred to in Section 3.3 thereof, the financial statements delivered pursuant to Section
5.1 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (c) agrees that it will, independently and without reliance upon the Transferor Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 2.19 of the Credit Agreement.

        4. The effective date of this Commitment Transfer Supplement shall be ________ ___, ____ (the "Transfer Effective Date"). Following the execution of this Commitment Transfer Supplement, it will be delivered to the Administrative Agent and the Borrower for acceptance and recording by the Administrative Agent pursuant to the Credit Agreement and the consent of the Borrower to the extent required by the Credit Agreement, effective as of the Transfer Effective Date.

        5. Upon such acceptance and recording, from and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Purchasing Lender whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Transferor Lender and the Purchasing Lender shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Transfer Effective Date or, with respect to the making of this assignment, directly between themselves.

        6. From and after the Transfer Effective Date, (a) the Purchasing Lender shall be a party to the Credit Agreement and, to the extent provided in this Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) the Transferor Lender shall, to the extent provided in this Commitment Transfer Supplement, relinquish its rights and be released from its obligations under the Credit Agreement.

        7. This Commitment Transfer Supplement shall be governed by and construed in accordance with the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   SCHEDULE 1
                  TO COMMITMENT TRANSFER SUPPLEMENT RELATING TO
                   THE AMENDED AND RESTATED CREDIT AGREEMENT,
                           DATED AS OF APRIL __, 2003,
                                      AMONG
                                THE PANTRY, INC.,
                             THE GUARANTORS THERETO,
                            THE LENDERS PARTY THERETO
                                       AND
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                             AS ADMINISTRATIVE AGENT

     Name of Transferor Lender:

     Name of Purchasing Lender:

     Transfer Effective Date of Assignment:

             Credit              Principal         Commitment Percentage
             Facility Assigned   Amount Assigned   Assigned/22/
             -----------------   ---------------   ---------------------

                                 $______________   ____.________________%

     [NAME OF PURCHASING LENDER]                     [NAME OR TRANSFEROR LENDER]

     By:                                     By:
         --------------------------              -------------------------------
     Name:                                   Name:
           ------------------------               ------------------------------
     Title:                                  Title:
            -----------------------                -----------------------------

     Accepted:                               Consented to:

     WACHOVIA BANK, NATIONAL ASSOCIATION,        THE PANTRY, INC.
     as Administrative Agent

     By:                                      By:
        ----------------------------             -------------------------------
     Name:                                   Name:
           ------------------------                -----------------------------

----------
/22/ Calculate the Commitment Percentage that is assigned to at least 10 decimal places and show as a percentage of the aggregate Commitments of all Lenders.

     Title:                                  Title:
            -----------------------                 ----------------------------

                                       108